As filed with the Securities and Exchange Commission on April 27, 2009

Registration Nos. 333-53432

811-10263

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 22	☒

and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 24	☒

(Check appropriate box or boxes)

GUIDESTONE FUNDS

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road Dallas, TX	75201-1407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (214) 720-1171

Copies to:

Rodney R. Miller, Esq. GuideStone Financial Resources of the Southern Baptist Convention 2401 Cedar Springs Road Dallas, TX 75201-1407	Fatima S. Sulaiman, Esq. K&L Gates LLP 1601 K Street, N.W. Washington, DC 20006 Telephone: (202) 778-9223
(Name and Address of Agent for Service)

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2009 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on pursuant to paragraph (a)1

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

MyDestination 2005 Fund

MyDestination 2015 Fund

MyDestination 2025 Fund

MyDestination 2035 Fund

MyDestination 2045 Fund

Conservative Allocation Fund

Balanced Allocation Fund

Growth Allocation Fund

Aggressive Allocation Fund

Conservative Allocation Fund I

Balanced Allocation Fund I

Growth Allocation Fund I

Aggressive Allocation Fund I

Money Market Fund

Low-Duration Bond Fund

Medium-Duration Bond Fund

Extended-Duration Bond Fund

Global Bond Fund

Equity Index Fund

Real Estate Securities Fund

Value Equity Fund

Growth Equity Fund

Small Cap Equity Fund

International Equity Fund

Prospectus

May 1, 2009

DATE TARGET FUNDS:

ASSET ALLOCATION FUNDS:

SELECT FUNDS:

GuideStone® Funds

This Prospectus contains important information about the Funds, including information on investment policies, risks and fees. For your own benefit and protection, you should read it before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has the SEC determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

Well Done…good and faithful servant. MATTHEW 25:21

2	GuideStone Funds

For More Information	Back cover

Do you have questions about terms we use in this Prospectus?

For information about key terms and concepts, look for our explanations shown in boxes. For definitions of investment terms, refer to the glossary in the back of this Prospectus.

Prospectus	3

Risk & Return Summaries

Introduction

What is a mutual fund?

A mutual fund pools shareholders’ money and, using professional management, invests in securities like stocks and bonds.

GuideStone Funds (the “Trust”) is a family of mutual funds that offers a selection of funds to investors, each with its own investment objective, strategies and risks. There is a separate Risk & Return Summary for each Fund and other detailed information in the following pages. Please read each Fund description carefully before you invest. The more you know about your investment choices, the more informed your investment decisions will be. It is important that investors closely review and understand the risks of investing in the Funds. Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds.

The Funds are divided into three groups:

Date Target Funds — Each Date Target Fund (see pages 6 to 30) invests primarily in a diversified mix of the Select Funds that changes over time to meet a specified investment strategy. The Funds’ investment adviser believes that blending asset classes, investment styles and money managers may reduce risk over the long term. Each Date Target Fund invests in the GS4 Class of the Select Funds.

•	MyDestination 2005 Fund
•	MyDestination 2015 Fund
•	MyDestination 2025 Fund
•	MyDestination 2035 Fund
•	MyDestination 2045 Fund

Asset Allocation Funds — Each Asset Allocation Fund (see pages 31 to 62) invests in a different mix of the Select Funds to meet a specified investment strategy. The Funds’ investment adviser believes that blending investment styles and money managers may reduce risk over the long term. The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund invest in the GS4 Class of the Select Funds. The Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I invest in the GS2 Class of the Select Funds. In addition, Conservative Allocation Fund I and Growth Allocation Fund I invest in the GS4 Class of the Global Bond Fund.

•	Conservative Allocation Fund
•	Balanced Allocation Fund
•	Growth Allocation Fund
•	Aggressive Allocation Fund
•	Conservative Allocation Fund I
•	Balanced Allocation Fund I
•	Growth Allocation Fund I
•	Aggressive Allocation Fund I

Select Funds — Each Select Fund (see pages 63 to 108) invests directly in different types of fixed-income obligations, stocks or other investments to meet its investment objective.

• Money Market Fund • Low-Duration Bond Fund • Medium-Duration Bond Fund • Extended-Duration Bond Fund • Global Bond Fund • Equity Index Fund	• Real Estate Securities Fund • Value Equity Fund • Growth Equity Fund • Small Cap Equity Fund • International Equity Fund

4	GuideStone Funds

Who is the Adviser?

GuideStone Capital Management (the “Adviser”) serves as the investment adviser to the Funds. The Adviser is an affiliate of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”). Rather than making the day-to-day investment decisions for the Select Funds, the Adviser retains the services of other investment management firms to do so. In addition, the Adviser allocates the Date Target Funds’ and Asset Allocation Funds’ investments among the Select Funds.

Each Select Fund uses various investment management firms (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to manage its assets. The Adviser reviews the Sub-Advisers’ performance, allocates the assets of each Select Fund among them and makes recommendations to the Trust’s Board of Trustees (“Board of Trustees”) regarding changes to the Sub-Advisers selected. The Select Funds may change Sub-Advisers without shareholder approval.

The Funds do not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Funds may not be able to take advantage of certain investment opportunities due to these restrictions. This policy may not be changed without shareholder approval.

The Funds are not insured or guaranteed by the Adviser, GuideStone Financial Resources, any bank, the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. As with all mutual funds, your investment in the Funds involves investment risk, including the possible loss of the principal amount you invested. There is no guarantee that any of the Funds will be able to meet its investment objective.

Prospectus	5

The MyDestination 2005 Fund Summary

What are the Date Target Funds?

Each Date Target Fund is a “fund of funds.” It invests primarily in a diversified mix of the Select Funds based on an asset allocation strategy that gradually reduces stock exposure and increases bond exposure as the targeted retirement date approaches. The Adviser believes blending asset classes, investment styles and money managers may reduce risk over the long term.

Portfolio Description

Investment Objective	• The MyDestination 2005 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Principal Investment Strategies

•    The Fund, primarily through investments in the Select Funds, is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately fifteen years after the retirement year.

•    The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, during a shareholder’s later retirement years and fifteen years after the target retirement year.

•    The Adviser uses the following target percentages in allocating the Fund’s assets among the Select Funds as of May 2009.

	May 2009	5 Years After	10 Years After	15 Years After
Asset Class	Retirement 2005*
Bond Select Funds**	37.84%	39.50%	54.50%	75.00%
U.S. Equity Select Funds	30.50%	29.50%	23.50%	17.50%
Non-U.S. Equity Select Funds	12.83%	12.50%	10.00%	7.50%
REITs	3.83%	3.50%	1.00%	0.00%
TIPS***	15.00%	15.00%	11.00%	0.00%
Select Fund
Equity Index	2.42%	2.25%	2.00%	1.57%
Real Estate Securities	3.83%	3.50%	1.00%	0.00%
Value Equity	12.33%	12.00%	9.50%	7.09%
Growth Equity	12.33%	12.00%	9.50%	7.09%
Small Cap Equity	3.42%	3.25%	2.50%	1.75%
International Equity	12.83%	12.50%	10.00%	7.50%
Money Market	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	17.00%	18.50%	40.50%	75.00%
Medium-Duration Bond	17.67%	18.50%	14.00%	0.00%
Extended-Duration Bond	1.00%	1.00%	0.00%	0.00%
Global Bond	2.17%	1.50%	0.00%	0.00%

*      The retirement year of 2005 assumes that an investor retired at age 65.

**    These target allocations may include investment grade and high yield fixed-income classes and may include foreign and domestic investments.

***  The Fund invests in an exchange-traded fund (“ETF”) that invests in inflation-protected securities issued by the U.S. Treasury. This ETF is designed to seek results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Treasury TIPS Index.

6	GuideStone Funds

•     The Fund’s assets will be transferred to the Conservative Allocation Fund (see page 31) approximately fifteen years after the retirement year. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•    The following graph illustrates how the Fund’s asset allocation is expected to vary over time. Generally, the Fund’s allocation will gradually shift from an emphasis on equity securities to an emphasis on fixed-income securities. The asset allocations for the Fund are as of May 2009.

•    The Adviser establishes the asset mix of the Fund and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•    Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•    The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds and allocation targets.

See “Additional Investment & Risk Information” for more about the Fund’s investments. This Prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus	7

Principal Risks

The Fund is subject to the following principal risks. The Fund’s principal risks will change depending on the asset mix of the Select Funds in which it invests. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•    Because the Fund owns shares of Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•    There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•    To the extent the Fund owns shares of Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•    Because the Fund owns shares of Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds in which the Fund invests.

8	GuideStone Funds

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarter Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	2.89%	3/2007
Lowest return/worst quarter	(11.97)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception (1)
MyDestination 2005 Fund
GS4 Class returns before taxes	(22.78)%	(9.32)%
GS4 Class returns after taxes on distributions (2)	(24.13)%	(10.52)%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(14.28)%	(8.35)%
Composite Index (reflects no deduction for fees, expenses or taxes) (3)	(19.18)%	(7.08)%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes) (4)	5.24%	(7.11)%

(1)	Inception date of the Fund is December 29, 2006.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is provided for each MyDestination Fund to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The construction of the Composite Index corresponds to the percentage allocation to the underlying asset class as represented by the Fund’s investment in the Select Funds and/or the TIPS ETF. As the percentage allocation to the underlying investment changes according to the MyDestination Funds™ glide path, the percentage allocation to the Composite Index will also change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices, as applicable: S&P 500® Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Index, MSCI ACWI (All Country World Index) Ex-U.S. Index, Dow Jones Wilshire Real Estate Securities Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Long-Term Government Bond Index, Barclays Capital U.S. Long-Term Credit Bond Index, Barclays Capital Global Aggregate Bond Index, Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index, JPMorgan Emerging Markets Bond Index Plus and iShares Barclays TIPS Bond Fund.

(4)

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Prospectus	9

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2005 Fund.

GS4 Class

Shareholder Fees	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.10%
Distribution (12b-1) fee	None
Other expenses (1)	0.19%

Total Fund operating expenses	0.29%
Fee waiver and expense reimbursement (2)	(0.09)%

Net Fund operating expenses	0.20%
Acquired Fund fees and expenses (3)	0.70%

Net Fund operating expenses and Acquired Fund fees and expenses	0.90%

(1)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses to 0.20% (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds and other funds in which the Fund invests. These indirect expenses are estimates based on the Fund’s current target allocation among the Select Funds and other funds and the net expenses of the GS4 Class shares of the Select Funds and other funds for the fiscal year ended December 31, 2008. For the expense ratio of the GS4 Class of each of the Select Funds, see the fee tables of the Select Funds in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS4 Class	$99	$306	$538	$1,205

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

10	GuideStone Funds

The MyDestination 2015 Fund Summary

What are the Date Target Funds?

Each Date Target Fund is a “fund of funds.” It invests primarily in a diversified mix of the Select Funds based on an asset allocation strategy that gradually reduces stock exposure and increases bond exposure as the targeted retirement date approaches. The Adviser believes blending asset classes, investment styles and money managers may reduce risk over the long term.

Portfolio Description

Investment Objective	• The MyDestination 2015 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Principal Investment Strategies

•    The Fund, primarily through investments in the Select Funds, is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately fifteen years after the retirement year.

•    The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, until fifteen years after the target retirement year.

•     The Adviser uses the following target percentages in allocating the Fund’s assets among the Select Funds as of May 2009.

	May 2009	Retire- ment*	5 Years After	10 Years After	15 Years After
Asset Class		2015
Bond Select Funds**	27.00%	29.50%	39.50%	54.50%	75.00%
U.S. Equity Select Funds	40.51%	35.25%	29.50%	23.50%	17.50%
Non-U.S. Equity Select Funds	17.16%	15.00%	12.50%	10.00%	7.50%
REITs	6.00%	5.25%	3.50%	1.00%	0.00%
TIPS***	9.33%	15.00%	15.00%	11.00%	0.00%

Select Fund
Equity Index	3.00%	2.75%	2.25%	2.00%	1.57%
Real Estate Securities	6.00%	5.25%	3.50%	1.00%	0.00%
Value Equity	16.42%	14.25%	12.00%	9.50%	7.09%
Growth Equity	16.42%	14.25%	12.00%	9.50%	7.09%
Small Cap Equity	4.67%	4.00%	3.25%	2.50%	1.75%
International Equity	17.16%	15.00%	12.50%	10.00%	7.50%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	6.50%	10.50%	18.50%	40.50%	75.00%
Medium-Duration Bond	11.33%	13.00%	18.50%	14.00%	0.00%
Extended-Duration Bond	4.25%	2.50%	1.00%	0.00%	0.00%
Global Bond	4.92%	3.50%	1.50%	0.00%	0.00%

*      The retirement year assumes that an investor retires at age 65.

**    These target allocations may include investment grade and high yield fixed-income classes and may include foreign and domestic investments.

***  The Fund invests in an exchange-traded fund (“ETF”) that invests in inflation-protected securities issued by the U.S. Treasury. This ETF is designed to seek results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Treasury TIPS Index.

Prospectus	11

•     The Fund’s assets will be transferred to the Conservative Allocation Fund (see page 31) approximately fifteen years after the retirement year. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•    The following graph illustrates how the Fund’s asset allocation will vary over time. Generally, the Fund’s allocation is expected to gradually shift from an emphasis on equity securities to an emphasis on fixed-income securities. The asset allocations for the Fund are as of May 2009.

•    The Adviser establishes the asset mix of the Fund and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•    Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•    The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds and allocation targets.

See “Additional Investment & Risk Information” for more about the Fund’s investments. This Prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

12	GuideStone Funds

Principal Risks

The Fund is subject to the following principal risks. The Fund’s principal risks will change depending on the asset mix of the Select Funds in which it invests. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. There is no guarantee that the Fund’s investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•    Because the Fund owns shares of Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•    There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•     To the extent the Fund owns shares of Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•    Because the Fund owns shares of Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by Select Funds in which the Fund invests.

•    To the extent the Fund owns Select Funds that buy investments in real estate, the Fund’s value will fluctuate due to factors affecting the real estate market, including, among others, overbuilding, change in rental fees, limited diversification and change in laws.

Prospectus	13

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarter Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	3.15%	2/2007
Lowest return/worst quarter	(15.87)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception (1)
MyDestination 2015 Fund
GS4 Class returns before taxes	(29.31)%	(13.35)%
GS4 Class returns after taxes on distributions (2)	(30.29)%	(14.32)%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(18.43)%	(11.53)%
Composite Index (reflects no deduction for fees, expenses or taxes) (3)	(26.11)%	(11.36)%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes) (4)	(36.85)%	(20.53)%
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes) (5)	(38.44)%	(16.97)%

(1)	Inception date of the Fund is December 29, 2006.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is provided for each MyDestination Fund to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The construction of the Composite Index corresponds to the percentage allocation to the underlying asset class as represented by the Fund’s investment in the Select Funds and/or the TIPS ETF. As the percentage allocation to the underlying investment changes according to the MyDestination Funds™ glide path, the percentage allocation to the Composite Index will also change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices, as applicable: S&P 500® Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Index, MSCI ACWI (All Country World Index) Ex-U.S. Index, Dow Jones Wilshire Real Estate Securities Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Long-Term Government Bond Index, Barclays Capital U.S. Long-Term Credit Bond Index, Barclays Capital Global Aggregate Bond Index, Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index, JPMorgan Emerging Markets Bond Index Plus and iShares Barclays TIPS Bond Fund.

(4)

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

(5)

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

14	GuideStone Funds

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2015 Fund.

	GS4 Class

Shareholder Fees	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.10%
Distribution (12b-1) fee	None
Other expenses (1)	0.08%

Total Fund operating expenses	0.18%
Fee waiver and expense reimbursement (2)	0.02	%(3)

Net Fund operating expenses	0.20%
Acquired Fund fees and expenses (4)	0.81%

Net Fund operating expenses and Acquired Fund fees and expenses	1.01%

(1)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses to 0.20% (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	Due to the repayment provision referenced in footnote 2, the Adviser was repaid a portion of expenses previously reimbursed by the Adviser.

(4)	The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds and other funds in which the Fund invests. These indirect expenses are estimates based on the Fund’s current target allocation among the Select Funds and other funds and the net expenses of the GS4 Class shares of the Select Funds and other funds for the fiscal year ended December 31, 2008. For the expense ratio of the GS4 Class of each of the Select Funds, see the fee tables of the Select Funds in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS4 Class	$103	$317	$549	$1,215

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus	15

The MyDestination 2025 Fund Summary

What are the Date Target Funds?

Each Date Target Fund is a “fund of funds.” It invests primarily in a diversified mix of the Select Funds based on an asset allocation strategy that gradually reduces stock exposure and increases bond exposure as the targeted retirement date approaches. The Adviser believes blending asset classes, investment styles and money managers may reduce risk over the long term.

Portfolio Description

Investment Objective	• The MyDestination 2025 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Principal Investment Strategies

•    The Fund, primarily through investments in the Select Funds, is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately fifteen years after the retirement year.

•    The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, until fifteen years after the target retirement year.

•     The Adviser uses the following target percentages in allocating the Fund’s assets among the Select Funds as of May 2009.

	May 2009	10 Years Before	Retire- ment*	5 Years After	10 Years After	15 Years After
Asset Class			2025
Bond Select Funds**	21.34%	24.50%	29.50%	39.50%	54.50%	75.00%
U.S. Equity Select Funds	50.25%	45.00%	35.25%	29.50%	23.50%	17.50%
Non-U.S. Equity Select Funds	21.41%	19.00%	15.00%	12.50%	10.00%	7.50%
REITs	7.00%	6.50%	5.25%	3.50%	1.00%	0.00%
TIPS***	0.00%	5.00%	15.00%	15.00%	11.00%	0.00%

Select Fund
Equity Index	3.50%	3.25%	2.75%	2.25%	2.00%	1.57%
Real Estate Securities	7.00%	6.50%	5.25%	3.50%	1.00%	0.00%
Value Equity	19.92%	18.25%	14.25%	12.00%	9.50%	7.09%
Growth Equity	19.92%	18.25%	14.25%	12.00%	9.50%	7.09%
Small Cap Equity	6.91%	5.25%	4.00%	3.25%	2.50%	1.75%
International Equity	21.41%	19.00%	15.00%	12.50%	10.00%	7.50%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	0.00%	4.50%	10.50%	18.50%	40.50%	75.00%
Medium-Duration Bond	6.92%	9.50%	13.00%	18.50%	14.00%	0.00%
Extended-Duration Bond	6.92%	4.50%	2.50%	1.00%	0.00%	0.00%
Global Bond	7.50%	6.00%	3.50%	1.50%	0.00%	0.00%

*      The retirement year assumes that an investor retires at age 65.

**    These target allocations may include investment grade and high yield fixed-income classes and may include foreign and domestic investments.

***  The Fund invests in an exchange-traded fund (“ETF”) that invests in inflation-protected securities issued by the U.S. Treasury. This ETF is designed to seek results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Treasury TIPS Index.

16	GuideStone Funds

•    The Fund’s assets will be transferred to the Conservative Allocation Fund (see page 31) approximately fifteen years after the retirement year. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•    The following graph illustrates how the Fund’s asset allocation will vary over time. Generally, the Fund’s allocation is expected to gradually shift from an emphasis on equity securities to an emphasis on fixed-income securities. The asset allocations for the Fund are as of May 2009.

•    The Adviser establishes the asset mix of the Fund and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•    Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•    The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds and allocation targets.

See “Additional Investment & Risk Information” for more about the Fund’s investments. This Prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus	17

Principal Risks

The Fund is subject to the following principal risks. The Fund’s principal risks will change depending on the asset mix of the Select Funds in which it invests. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•    Because the Fund owns shares of Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•    There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•     To the extent the Fund owns shares of Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•    Because the Fund owns shares of Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by Select Funds in which the Fund invests.

•    To the extent the Fund owns Select Funds that buy investments in real estate, the Fund’s value will fluctuate due to factors affecting the real estate market, including, among others, overbuilding, change in rental fees, limited diversification and change in laws.

•    Because the Fund owns shares of Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

18	GuideStone Funds

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarter Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	4.05%	2/2007
Lowest return/worst quarter	(19.62)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception (1)
MyDestination 2025 Fund
GS4 Class returns before taxes	(35.00)%	(17.23)%
GS4 Class returns after taxes on distributions (2)	(35.91)%	(18.15)%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(22.03)%	(14.66)%
Composite Index (reflects no deduction for fees, expenses or taxes) (3)	(32.10)%	(15.09)%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deductions for fees, examples or taxes) (4)	(45.53)%	(20.21)%

(1)	Inception date of the Fund is December 29, 2006.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is provided for each MyDestination Fund to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The construction of the Composite Index corresponds to the percentage allocation to the underlying asset class as represented by the Fund’s investment in the Select Funds and/or the TIPS ETF. As the percentage allocation to the underlying investment changes according to the MyDestination Funds™ glide path, the percentage allocation to the Composite Index will also change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices, as applicable: S&P 500® Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Index, MSCI ACWI (All Country World Index) Ex-U.S. Index, Dow Jones Wilshire Real Estate Securities Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Long-Term Government Bond Index, Barclays Capital U.S. Long-Term Credit Bond Index, Barclays Capital Global Aggregate Bond Index, Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index, JPMorgan Emerging Markets Bond Index Plus and iShares Barclays TIPS Bond Fund.

(4)	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

Prospectus	19

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2025 Fund.

GS4 Class

Shareholder Fees	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.10%
Distribution (12b-1) fee	None
Other expenses (1)	0.11%

Total Fund operating expenses	0.21%
Fee waiver and expense reimbursement (2)	(0.01)%

Net Fund operating expenses	0.20%
Acquired Fund fees and expenses (3)	0.91%

Net Fund operating expenses and Acquired Fund fees and expenses	1.11%

(1)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses to 0.20% (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds and other funds in which the Fund invests. These indirect expenses are estimates based on the Fund’s current target allocation among the Select Funds and other funds and the net expenses of the GS4 Class shares of the Select Funds and other funds for the fiscal year ended December 31, 2008. For the expense ratio of the GS4 Class of each of the Select Funds, see the fee tables of the Select Funds in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS4 Class	$113	$355	$616	$1,362

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

20	GuideStone Funds

The MyDestination 2035 Fund Summary

What are the Date Target Funds?

Each Date Target Fund is a “fund of funds.” It invests primarily in a diversified mix of the Select Funds based on an asset allocation strategy that gradually reduces stock exposure and increases bond exposure as the targeted retirement date approaches. The Adviser believes blending asset classes, investment styles and money managers may reduce risk over the long term.

Portfolio Description

Investment Objective	• The MyDestination 2035 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Principal Investment Strategies

•    The Fund, primarily through investments in the Select Funds, is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately fifteen years after the retirement year.

•    The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, until fifteen years after the target retirement year.

•     The Adviser uses the following target percentages in allocating the Fund’s assets among the Select Funds as of May 2009.

	May 2009	20 Years Before	10 Years Before	Retire- ment*	5 Years After	10 Years After	15 Years After
Asset Class				2035
Bond Select Funds**	7.42%	15.00%	24.50%	29.50%	39.50%	54.50%	75.00%
U.S. Equity Select Funds	59.50%	54.50%	45.00%	35.25%	29.50%	23.50%	17.50%
Non-U.S. Equity Select Funds	25.66%	23.50%	19.00%	15.00%	12.50%	10.00%	7.50%
REITs	7.42%	7.00%	6.50%	5.25%	3.50%	1.00%	0.00%
TIPS***	0.00%	0.00%	5.00%	15.00%	15.00%	11.00%	0.00%
Select Fund
Equity Index	4.00%	3.75%	3.25%	2.75%	2.25%	2.00%	1.57%
Real Estate Securities	7.42%	7.00%	6.50%	5.25%	3.50%	1.00%	0.00%
Value Equity	23.17%	21.50%	18.25%	14.25%	12.00%	9.50%	7.09%
Growth Equity	23.17%	21.50%	18.25%	14.25%	12.00%	9.50%	7.09%
Small Cap Equity	9.16%	7.75%	5.25%	4.00%	3.25%	2.50%	1.75%
International Equity	25.66%	23.50%	19.00%	15.00%	12.50%	10.00%	7.50%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	0.00%	0.00%	4.50%	10.50%	18.50%	40.50%	75.00%
Medium-Duration Bond	1.67%	3.75%	9.50%	13.00%	18.50%	14.00%	0.00%
Extended-Duration Bond	1.67%	3.75%	4.50%	2.50%	1.00%	0.00%	0.00%
Global Bond	4.08%	7.50%	6.00%	3.50%	1.50%	0.00%	0.00%

*      The retirement year assumes that an investor retires at age 65.

**    These target allocations may include investment grade and high yield fixed-income classes and may include foreign and domestic investments.

***  The Fund invests in an exchange-traded fund (“ETF”) that invests in inflation-protected securities issued by the U.S. Treasury. This ETF is designed to seek results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Treasury TIPS Index.

Prospectus	21

•    The Fund’s assets will be transferred to the Conservative Allocation Fund (see page 31) approximately fifteen years after the retirement year. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•    The following graph illustrates how the Fund’s asset allocation is expected to vary over time. Generally, the Fund’s allocation is expected to gradually shift from an emphasis on equity securities to an emphasis on fixed-income securities. The asset allocations for the Fund are as of May 2009.

•    The Adviser establishes the asset mix of the Fund and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•    Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•    The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds and allocation targets.

See “Additional Investment & Risk Information” for more about the Fund’s investments. This Prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

22	GuideStone Funds

Principal Risks

The Fund is subject to the following principal risks. The Fund’s principal risks will change depending on the asset mix of the Select Funds in which it invests. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•    Because the Fund owns shares of Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•    There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•     To the extent the Fund owns shares of Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•    Because the Fund owns shares of Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by Select Funds in which the Fund invests.

•    Because the Fund owns shares of Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•    To the extent the Fund owns Select Funds that buy investments in real estate, the Fund’s value will fluctuate due to factors affecting the real estate market, including, among others, overbuilding, change in rental fees, limited diversification and change in laws.

Prospectus	23

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarter Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	4.82%	2/2007
Lowest return/worst quarter	(22.71)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception (1)
MyDestination 2035 Fund
GS4 Class returns before taxes	(38.86)%	(19.76)%
GS4 Class returns after taxes on distributions (2)	(39.55)%	(20.53)%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(24.55)%	(16.63)%
Composite Index (reflects no deduction for fees, expenses or taxes) (3)	(37.12)%	(18.31)%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deductions for fees, expenses or taxes) (4)	(45.53)%	(20.21)%

(1)	Inception date of the Fund is December 29, 2006.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is provided for each MyDestination Fund to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The construction of the Composite Index corresponds to the percentage allocation to the underlying asset class as represented by the Fund’s investment in the Select Funds and/or the TIPS ETF. As the percentage allocation to the underlying investment changes according to the MyDestination Funds™ glide path, the percentage allocation to the Composite Index will also change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices, as applicable: S&P 500® Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Index, MSCI ACWI (All Country World Index) Ex-U.S. Index, Dow Jones Wilshire Real Estate Securities Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Long-Term Government Bond Index, Barclays Capital U.S. Long-Term Credit Bond Index, Barclays Capital Global Aggregate Bond Index, Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index, JPMorgan Emerging Markets Bond Index Plus and iShares Barclays TIPS Bond Fund.

(4)	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

24	GuideStone Funds

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2035 Fund.

GS4 Class

Shareholder Fees	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.10%
Distribution (12b-1) fee	None
Other expenses (1)	0.30%

Total Fund operating expenses	0.40%
Fee waiver and expense reimbursement (2)	(0.20)%

Net Fund operating expenses	0.20%
Acquired Fund fees and expenses (3)	0.95%

Net Fund operating expenses and Acquired Fund fees and expenses	1.15%

(1)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses to 0.20% (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds and other funds in which the Fund invests. These indirect expenses are estimates based on the Fund’s current target allocation among the Select Funds and other funds and the net expenses of the GS4 Class shares of the Select Funds and other funds for the fiscal year ended December 31, 2008. For the expense ratio of the GS4 Class of each of the Select Funds, see the fee tables of the Select Funds in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS4 Class	$117	$408	$720	$1,606

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus	25

The MyDestination 2045 Fund Summary

What are the Date Target Funds?

Each Date Target Fund is a “fund of funds.” It invests primarily in a diversified mix of the Select Funds based on an asset allocation strategy that gradually reduces stock exposure and increases bond exposure as the targeted retirement date approaches. The Adviser believes blending asset classes, investment styles and money managers may reduce risk over the long term.

Portfolio Description

Investment Objective	• The MyDestination 2045 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Principal Investment Strategies

•    The Fund, primarily through investments in the Select Funds, is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately fifteen years after the retirement year.

•    The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, until fifteen years after the target retirement year.

•     The Adviser uses the following target percentages in allocating the Fund’s assets among the Select Funds as of May 2009.

	May 2009	30 Years Before	20 Years Before	10 Years Before	Retire- ment*	5 Years After	10 Years After	15 Years After
Asset Class					2045
Bond Select Funds**	0.00%	3.50%	15.00%	24.50%	29.50%	39.50%	54.50%	75.00%
U.S. Equity Select Funds	63.00%	61.50%	54.50%	45.00%	35.25%	29.50%	23.50%	17.50%
Non-U.S. Equity Select Funds	27.00%	26.50%	23.50%	19.00%	15.00%	12.50%	10.00%	7.50%
REITs	10.00%	8.50%	7.00%	6.50%	5.25%	3.50%	1.00%	0.00%
TIPS***	0.00%	0.00%	0.00%	5.00%	15.00%	15.00%	11.00%	0.00%

Select Fund
Equity Index	5.00%	4.50%	3.75%	3.25%	2.75%	2.25%	2.00%	1.57%
Real Estate Securities	10.00%	8.50%	7.00%	6.50%	5.25%	3.50%	1.00%	0.00%
Value Equity	24.00%	23.75%	21.50%	18.25%	14.25%	12.00%	9.50%	7.09%
Growth Equity	24.00%	23.75%	21.50%	18.25%	14.25%	12.00%	9.50%	7.09%
Small Cap Equity	10.00%	9.50%	7.75%	5.25%	4.00%	3.25%	2.50%	1.75%
International Equity	27.00%	26.50%	23.50%	19.00%	15.00%	12.50%	10.00%	7.50%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	0.00%	0.00%	0.00%	4.50%	10.50%	18.50%	40.50%	75.00%
Medium-Duration Bond	0.00%	0.00%	3.75%	9.50%	13.00%	18.50%	14.00%	0.00%
Extended-Duration Bond	0.00%	0.00%	3.75%	4.50%	2.50%	1.00%	0.00%	0.00%
Global Bond	0.00%	3.50%	7.50%	6.00%	3.50%	1.50%	0.00%	0.00%

*      The retirement year assumes that an investor retires at age 65.

**    These target allocations may include investment grade and high yield fixed-income classes and may include foreign and domestic investments.

***  The Fund invests in an exchange-traded fund (“ETF”) that invests in inflation-protected securities issued by the U.S. Treasury. This ETF is designed to seek results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Treasury TIPS Index.

26	GuideStone Funds

•     The Fund’s assets will be transferred to the Conservative Allocation Fund (see page 31) approximately fifteen years after the retirement year. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•    The following graph illustrates how the Fund’s asset allocation is expected to vary over time. Generally, the Fund’s allocation is expected to gradually shift from an emphasis on equity securities to an emphasis on fixed-income securities. The asset allocations for the Fund are as of May 2009.

•    The Adviser establishes the asset mix of the Fund and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•    Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•    The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds and allocation targets.

See “Additional Investment & Risk Information” for more about the Fund’s investments. This Prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus	27

Principal Risks

The Fund is subject to the following principal risks. The Fund’s principal risks will change depending on the asset mix of the Select Funds in which it invests. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•    Because the Fund owns shares of Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•    There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•     To the extent the Fund owns shares of Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•    Because the Fund owns shares of Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by Select Funds in which the Fund invests.

•    Because the Fund owns shares of Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•    To the extent the Fund owns Select Funds that buy investments in real estate, the Fund’s value will fluctuate due to factors affecting the real estate market, including, among others, overbuilding, change in rental fees, limited diversification and change in laws.

28	GuideStone Funds

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarter Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	4.83%	2/2007
Lowest return/worst quarter	(24.19)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception (1)
MyDestination 2045 Fund
GS4 Class returns before taxes	(40.29)%	(20.97)%
GS4 Class returns after taxes on distributions (2)	(40.74)%	(21.65)%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(25.63)%	(17.60)%
Composite Index (reflects no deduction for fees, expenses or taxes) (3)	(39.22)%	(19.92)%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deductions for fees, examples or taxes) (4)	(45.53)%	(20.21)%

(1)	Inception date of the Fund is December 29, 2006.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is provided for each MyDestination Fund to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The construction of the Composite Index corresponds to the percentage allocation to the underlying asset class as represented by the Fund’s investment in the Select Funds and/or the TIPS ETF. As the percentage allocation to the underlying investment changes according to the MyDestination Funds™ glide path, the percentage allocation to the Composite Index will also change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices, as applicable: S&P 500® Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Index, MSCI ACWI (All Country World Index) Ex-U.S. Index, Dow Jones Wilshire Real Estate Securities Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Long-Term Government Bond Index, Barclays Capital U.S. Long-Term Credit Bond Index, Barclays Capital Global Aggregate Bond Index, Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index, JPMorgan Emerging Markets Bond Index Plus and iShares Barclays TIPS Bond Fund.

(4)	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

Prospectus	29

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2045 Fund.

GS4 Class

Shareholder Fees	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.10%
Distribution (12b-1) fee	None
Other expenses (1)	0.69%

Total Fund operating expenses	0.79%
Fee waiver and expense reimbursement (2)	(0.59)%

Net Fund operating expenses	0.20%
Acquired Fund fees and expenses (3)	0.97%

Net Fund operating expenses and Acquired Fund fees and expenses	1.17%

(1)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses to 0.20% (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. These indirect expenses are estimates based on the Fund’s current target allocation among the Select Funds and the net expenses of the GS4 Class shares of the Select Funds for the fiscal year ended December 31, 2008. For the expense ratio of the GS4 Class of each of the Select Funds, see the fee tables of the Select Funds in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS4 Class	$119	$497	$899	$2,024

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

30	GuideStone Funds

The Asset Allocation Funds

The Conservative Allocation Fund Summary

What are the Asset Allocation Funds?

Each Asset Allocation Fund is a “fund of funds.” It invests in a different mix of the Select Funds to meet a specified investment strategy. The Adviser believes blending investment styles and money managers may reduce risk over the long term.

Portfolio Description

Investment Objective	• The Conservative Allocation Fund seeks current income and modest capital appreciation.

Principal Investment Strategies

•    The Fund, through investments in the Select Funds, combines a greater percentage of fixed-income securities with a smaller percentage of equity securities.

•    The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Asset Class	Target	Range
	Bond Select Funds	75%	60-90%
	U.S. Equity Select Funds	17%	10-30%
	Non-U.S. Equity Select Fund	8%	2-15%
	Select Fund
	Equity Index	1%	0-10%
	Value Equity	7%	2-15%
	Growth Equity	7%	2-15%
	Small Cap Equity	2%	0-10%
	International Equity	8%	2-15%
	Money Market	2%	0-10%
	Low-Duration Bond	73%	60-90%

•    Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•    The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

See “Additional Investment & Risk Information” for more about the Fund’s investments. This Prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus	31

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•    Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•    There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•    Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•    To the extent the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•    Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

32	GuideStone Funds

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	4.77%	2/2003
Lowest return/worst quarter	(5.88)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Conservative Allocation Fund
GS4 Class returns before taxes	(13.11)%	1.20%	2.00%
GS4 Class returns after taxes on distributions (2)	(14.90)%	(0.23)%	0.58%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(7.65)%	0.50%	1.11%
Composite Index (reflects no deduction for fees, expenses or taxes) (3)	(6.80)%	3.01%	3.33%
Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes) (4)	6.61%	4.06%	4.17%

(1)	Inception date of the Fund is August 27, 2001.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Merrill Lynch 1-3 Year Treasury Index, weighted 17.5%, 7.5% and 75%, respectively. The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The MSCI ACWI Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

(4)	The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Prospectus	33

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Conservative Allocation Fund.

GS4 Class

Shareholder Fees	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.10%
Distribution (12b-1) fee (1)	None
Other expenses (2)	0.05%

Total Fund operating expenses	0.15%
Fee waiver and expense reimbursement (3)	(0.03)%

Net Fund operating expenses	0.12%
Acquired Fund fees and expenses (4)	0.61%

Net Fund operating expenses and Acquired Fund fees and expenses	0.73%

(1)	The Fund invests in the GS4 Class shares of certain Select Funds, which charge a shareholder service and recordkeeping fee of 0.19%.

(2)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(3)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses to 0.12% (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(4)	The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. These indirect expenses are estimates based on the Fund’s current target allocation among the Select Funds and the net expenses of the GS4 Class shares of the Select Funds for the fiscal year ended December 31, 2008. For the expense ratio of the GS4 Class of each of the Select Funds, see the fee tables of the Select Funds in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS4 Class	$75	$240	$419	$939

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

34	GuideStone Funds

The Balanced Allocation Fund Summary

What are the Asset Allocation Funds?

Each Asset Allocation Fund is a “fund of funds.” It invests in a different mix of the Select Funds to meet a specified investment strategy. The Adviser believes blending investment styles and money managers may reduce risk over the long term.

Portfolio Description

Investment Objective	• The Balanced Allocation Fund seeks moderate capital appreciation with current income.

Principal Investment Strategies

•      The Fund, through investments in the Select Funds, combines approximately equal percentages of fixed-income securities with equity securities.

•      The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Asset Class	Target	Range
	Bond Select Funds	50%	35-65%
	U.S. Equity Select Funds	35%	25-50%
	Non-U.S. Equity Select Fund	15%	5-25%
	Select Fund
	Equity Index	3%	0-10%
	Value Equity	14%	5-25%
	Growth Equity	14%	5-25%
	Small Cap Equity	4%	0-10%
	International Equity	15%	5-25%
	Money Market	2%	0-10%
	Low-Duration Bond	13%	5-25%
	Medium-Duration Bond	22%	10-35%
	Extended-Duration Bond	8%	2-15%
	Global Bond	5%	0-10%

•    Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•    The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

See “Additional Investment & Risk Information” for more about the Fund’s investments. This Prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus	35

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•    Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•    Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•    To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•    There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•     Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•    Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•    Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

36	GuideStone Funds

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	9.92%	2/2003
Lowest return/worst quarter	(11.14)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Balanced Allocation Fund
GS4 Class returns before taxes	(24.41)%	0.61%	1.81%
GS4 Class returns after taxes on distributions (2)	(26.60)%	(1.09)%	0.13%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(14.33)%	0.16%	1.03%
Composite Index (reflects no deductions for fees, expenses or taxes) (3)	(19.63)%	2.15%	2.97%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes) (4)	(37.31)%	(1.95)%	(1.25)%

(1)	Inception date of the Fund is August 27, 2001.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index, weighted 35%, 15% and 50%, respectively. The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The MSCI ACWI Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

(4)

The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

Prospectus	37

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Allocation Fund.

GS4 Class

Shareholder Fees	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.10%
Distribution (12b-1) fee (1)	None
Other expenses (2)	0.03%

Total Fund operating expenses	0.13%
Fee waiver and expense reimbursement (3)	(0.01)%

Net Fund operating expenses	0.12%
Acquired Fund fees and expenses (4)	0.76%

Net Fund operating expenses and Acquired Fund fees and expenses	0.88%

(1)	The Fund invests in the GS4 Class shares of certain Select Funds, which charge a shareholder service and recordkeeping fee of 0.19%.

(2)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees.

(3)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses to 0.12% (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(4)	The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. These indirect expenses are estimates based on the Fund’s current target allocation among the Select Funds and the net expenses of the GS4 Class shares of the Select Funds for the fiscal year ended December 31, 2008. For the expense ratio of the GS4 Class of each of the Select Funds, see the fee tables of the Select Funds in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS4 Class	$90	$283	$492	$1,095

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

38	GuideStone Funds

The Growth Allocation Fund Summary

What are the Asset Allocation Funds?

Each Asset Allocation Fund is a “fund of funds.” It invests in a different mix of the Select Funds to meet a specified investment strategy. The Adviser believes blending investment styles and money managers may reduce risk over the long term.

Portfolio Description

Investment Objective	• The Growth Allocation Fund seeks capital appreciation with modest current income.

Principal Investment Strategies

•    The Fund, through investments in the Select Funds, combines a greater percentage of equity securities with a smaller percentage of fixed-income securities.

•    The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Asset Class	Target	Range
	Bond Select Funds	25%	15-35%
	U.S. Equity Select Funds	52%	40-65%
	Non-U.S. Equity Select Fund	23%	10-35%
	Select Fund
	Equity Index	5%	2-15%
	Value Equity	21%	15-35%
	Growth Equity	21%	15-35%
	Small Cap Equity	5%	0-10%
	International Equity	23%	10-35%
	Money Market	2%	0-10%
	Low-Duration Bond	5%	0-10%
	Medium-Duration Bond	11%	5-25%
	Extended-Duration Bond	4%	0-10%
	Global Bond	3%	0-10%

•    Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•    The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

See “Additional Investment & Risk Information” for more about the Fund’s investments. This Prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus	39

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•    Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•    To the extent the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•    There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•    Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•    Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•    Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•    Because the Fund owns shares of Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

40	GuideStone Funds

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS4 Class Shares (for the period reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	13.43%	2/2003
Lowest return/worst quarter	(16.89)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Growth Allocation Fund
GS4 Class returns before taxes	(32.98)%	(0.56)%	0.51%
GS4 Class returns after taxes on distributions (2)	(34.71)%	(2.03)%	(0.79)%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(19.91)%	(0.56)%	0.23%
Composite Index (reflects no deduction for fees, expenses or taxes) (3)	(30.26)%	0.68%	1.50%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes) (4)	(37.31)%	(1.95)%	(1.25)%

(1)	Inception date of the Fund is August 27, 2001.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index, weighted 52.5%, 22.5% and 25%, respectively. The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The MSCI ACWI Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

(4)

The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

Prospectus	41

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Growth Allocation Fund.

GS4 Class

Shareholder Fees	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.10%
Distribution (12b-1) fee (1)	None
Other expenses (2)	0.03%

Total Fund operating expenses	0.13%
Fee waiver and expense reimbursement (3)	(0.01)%

Net Fund operating expenses	0.12%
Acquired Fund fees and expenses (4)	0.84%

Net Fund operating expenses and Acquired Fund fees and expenses	0.96%

(1)	The Fund invests in the GS4 Class shares of certain Select Funds, which charge a shareholder service and recordkeeping fee of 0.19%.

(2)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees.

(3)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses to 0.12% (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(4)	The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. These indirect expenses are estimates based on the Fund’s current target allocation among the Select Funds and the net expenses of the GS4 Class shares of the Select Funds for the fiscal year ended December 31, 2008. For the expense ratio of the GS4 Class of each of the Select Funds, see the fee tables of the Select Funds in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS4 Class	$98	$308	$535	$1,189

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

42	GuideStone Funds

The Aggressive Allocation Fund Summary

What are the Asset Allocation Funds?

Each Asset Allocation Fund is a “fund of funds.” It invests in a different mix of the Select Funds to meet a specified investment strategy. The Adviser believes blending investment styles and money managers may reduce risk over the long term.

Portfolio Description

Investment Objective	• The Aggressive Allocation Fund seeks capital appreciation.

Principal Investment Strategies

•    The Fund, through investments in the Select Funds, combines a greater percentage of U.S. equity securities with a smaller percentage of international equity securities.

•    The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Asset Class	Target	Range
	Bond Select Fund	2%	0-10%
	U.S. Equity Select Funds	68%	55-85%
	Non-U.S. Equity Select Fund	30%	20-40%
	Select Fund
	Equity Index	5%	0-10%
	Value Equity	28%	15-45%
	Growth Equity	28%	15-45%
	Small Cap Equity	7%	0-15%
	International Equity	30%	20-40%
	Money Market	2%	0-10%

•    Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•    The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

See “Additional Investment & Risk Information” for more about the Fund’s investments. This Prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus	43

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•    Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•    Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•    Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•    Because the Fund owns shares of Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

44	GuideStone Funds

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS4 Class Shares (for the period reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	16.99%	2/2003
Lowest return/worst quarter	(22.77)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Aggressive Allocation Fund
GS4 Class returns before taxes	(41.05)%	(1.95)%	(1.01)%
GS4 Class returns after taxes on distributions (2)	(42.48)%	(3.24)%	(1.97)%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(24.94)%	(1.42)%	(0.74)%
Composite Index (reflects no deductions for fees, expenses or taxes) (3)	(39.79)%	(0.91)%	(0.12)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes) (4)	(37.31)%	(1.95)%	(1.25)%

(1)	Inception date of the Fund is August 27, 2001.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index benchmark, weighted 70% and 30%, respectively. The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. Equity Market. The MSCI ACWI Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

(4)

The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. Equity Market.

Prospectus	45

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Aggressive Allocation Fund.

GS4 Class

Shareholder Fees	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.10%
Distribution (12b-1) fee (1)	None
Other expenses (2)	0.03%

Total Fund operating expenses	0.13%
Fee waiver and expense reimbursement (3)	(0.01)%

Net Fund operating expenses	0.12%
Acquired Fund fees and expenses (4)	0.93%

Net Fund operating expenses and Acquired Fund fees and expenses	1.05%

(1)	The Fund invests in the GS4 Class shares of certain Select Funds, which charge a shareholder service and recordkeeping fee of 0.19%.

(2)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees.

(3)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses to 0.12% (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(4)	The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. These indirect expenses are estimates based on the Fund’s current target allocation among the Select Funds and the net expenses of the GS4 Class shares of the Select Funds for the fiscal year ended December 31, 2008. For the expense ratio of the GS4 Class of each of the Select Funds, see the fee tables of the Select Funds in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS4 Class	$107	$336	$584	$1,293

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

46	GuideStone Funds

The Conservative Allocation Fund I Summary

What are the Asset Allocation Funds?

Each Asset Allocation Fund is a “fund of funds.” It invests in a different mix of the Select Funds to meet a specified investment strategy. The Adviser believes blending investment styles and money managers may reduce risk over the long term.

Portfolio Description

Investment Objective	• The Conservative Allocation Fund I seeks current income and modest capital appreciation.

Principal Investment Strategies

•    The Fund, through investments in the Select Funds, combines a greater percentage of fixed-income securities with a smaller percentage of equity securities.

•    The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Asset Class	Target	Range
	Bond Select Funds	75%	60-90%
	U.S. Equity Select Funds	17%	10-30%
	Non-U.S. Equity Select Fund	8%	2-15%
	Select Fund
	Equity Index	1%	0-10%
	Value Equity	7%	2-15%
	Growth Equity	7%	2-15%
	Small Cap Equity	2%	0-10%
	International Equity	8%	2-15%
	Money Market	2%	0-10%
	Low-Duration Bond	73%	60-90%

•    Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•    The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

See “Additional Investment & Risk Information” for more about the Fund’s investments. This Prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus	47

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•    Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•    There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•    Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•    To the extent the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•    Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

48	GuideStone Funds

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual returns of the Fund’s GS2 Class shares. The table below shows the Fund’s GS2 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS2 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	2.88%	4/2004
Lowest return/worst quarter	(5.81)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Conservative Allocation Fund I
GS2 Class returns before taxes	(12.98)%	1.32%	1.99%
GS2 Class returns after taxes on distributions (2)	(14.60)%	(0.44)%	0.31%
GS2 Class returns after taxes on distributions and sale of Fund shares (2)	(7.99)%	0.36%	0.96%
Composite Index (reflects no deduction for fees, expenses or taxes) (3)	(6.80)%	3.01%	3.64%
Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes) (4)	6.61%	4.06%	(3.79)%

(1)	Inception date of the Fund is July 1, 2003.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Merrill Lynch 1-3 Year Treasury Index, weighted 17.5%, 7.5% and 75%, respectively. The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The MSCI ACWI Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

(4)	The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Prospectus	49

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Conservative Allocation Fund I.

GS2 Class
Shareholder Fees	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.10%
Distribution (12b-1) fee	None
Other expenses (1)	0.12%

Total Fund operating expenses	0.22%
Fee waiver and expense reimbursement (2)	(0.07)%

Net Fund operating expenses	0.15%
Acquired Fund fees and expenses (3)	0.46%

Net Fund operating expenses and Acquired Fund fees and expenses	0.61%

(1)	“Other expenses” include blue sky, printing and transfer agency fees.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses to 0.15% (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	The Fund’s shareholders indirectly bear the expenses of the GS2 Class shares of the Select Funds in which the Fund invests. These indirect expenses are estimates based on the Fund’s current target allocation among the Select Funds and the net expenses of the GS2 Class shares of the Select Funds for the fiscal year ended December 31, 2008. For the expense ratio of the GS2 Class of each of the Select Funds, see the fee tables of the Select Funds in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS2 Class	$62	$211	$372	$840

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

50	GuideStone Funds

The Balanced Allocation Fund I Summary

What are the Asset Allocation Funds?

Each Asset Allocation Fund is a “fund of funds.” It invests in a different mix of the Select Funds to meet a specified investment strategy. The Adviser believes blending investment styles and money managers may reduce risk over the long term.

Portfolio Description

Investment Objective	• The Balanced Allocation Fund I seeks moderate capital appreciation with current income.

Principal Investment Strategies

•    The Fund, through investments in the Select Funds, combines approximately equal percentages of fixed-income securities with equity securities.

•    The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Asset Class	Target	Range
	Bond Select Funds	50%	35-65%
	U.S. Equity Select Funds	35%	25-50%
	Non-U.S. Equity Select Fund	15%	5-25%
	Select Fund
	Equity Index	3%	0-10%
	Value Equity	14%	5-25%
	Growth Equity	14%	5-25%
	Small Cap Equity	4%	0-10%
	International Equity	15%	5-25%
	Money Market	2%	0-10%
	Low-Duration Bond	13%	5-25%
	Medium-Duration Bond	22%	10-35%
	Extended-Duration Bond	8%	2-15%
	Global Bond	5%	0-10%

•    Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•    The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

See “Additional Investment & Risk Information” for more about the Fund’s investments. This Prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus	51

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•    Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•    Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•    To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•    There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•     Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•    Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•    Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

52	GuideStone Funds

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual returns of the Fund’s GS2 Class shares. The table below shows the Fund’s GS2 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS2 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	6.26%	4/2004
Lowest return/worst quarter	(11.08)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Balanced Allocation Fund I
GS2 Class returns before taxes	(24.26)%	0.75%	2.26%
GS2 Class returns after taxes on distributions (2)	(26.08)%	(1.10)%	0.40%
GS2 Class returns after taxes on distributions and sale of Fund shares (2)	(14.85)%	0.05%	1.31%
Composite Index (reflects no deductions for fees, expenses or taxes) (3)	(19.63)%	2.15%	3.63%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes) (4)	(37.31)%	(1.95)%	0.95%

(1)	Inception date of the Fund is July 1, 2003.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index, weighted 35%, 15% and 50%, respectively. The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The MSCI ACWI Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

(4)

The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

Prospectus	53

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Allocation Fund I.

GS2 Class
Shareholder Fees	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.10%
Distribution (12b-1) fee	None
Other expenses (1)	0.04%

Total Fund operating expenses	0.14%
Fee waiver and expense reimbursement (2)	0.00%

Net Fund operating expenses	0.14%
Acquired Fund fees and expenses (3)	0.61%

Net Fund operating expenses and Acquired Fund fees and expenses	0.75%

(1)	“Other expenses” include blue sky, printing and transfer agency fees.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses to 0.15% (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	The Fund’s shareholders indirectly bear the expenses of the GS2 Class shares of the Select Funds and of the GS4 Class shares of the Global Bond Fund in which the Fund invests. These indirect expenses are estimates based on the Fund’s current target allocation among the Select Funds and the net expenses of the GS2 Class shares of the Select Funds for the fiscal year ended December 31, 2008. For the expense ratio of the GS2 Class of each of the Select Funds and of the GS4 Class of the Global Bond Fund, see the fee tables of the Select Funds in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS2 Class	$77	$240	$417	$930

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

54	GuideStone Funds

The Growth Allocation Fund I Summary

What are the Asset Allocation Funds?

Each Asset Allocation Fund is a “fund of funds.” It invests in a different mix of the Select Funds to meet a specified investment strategy. The Adviser believes blending investment styles and money managers may reduce risk over the long term.

Portfolio Description

Investment Objective	• The Growth Allocation Fund I seeks capital appreciation with modest current income.

Principal Investment Strategies

•    The Fund, through investments in the Select Funds, combines a greater percentage of equity securities with a smaller percentage of fixed-income securities.

•    The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Asset Class	Target	Range
	Bond Select Funds	25%	15-35%
	U.S. Equity Select Funds	52%	40-65%
	Non-U.S. Equity Select Fund	23%	10-35%
	Select Fund
	Equity Index	5%	2-15%
	Value Equity	21%	15-35%
	Growth Equity	21%	15-35%
	Small Cap Equity	5%	0-10%
	International Equity	23%	10-35%
	Money Market	2%	0-10%
	Low-Duration Bond	5%	0-10%
	Medium-Duration Bond	11%	5-25%
	Extended-Duration Bond	4%	0-10%
	Global Bond	3%	0-10%

•    Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•    The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

See “Additional Investment & Risk Information” for more about the Fund’s investments. This Prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus	55

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•    Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•    To the extent the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•    There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•    Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•    Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•    Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•    Because the Fund owns shares of Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

56	GuideStone Funds

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual returns of the Fund’s GS2 Class shares. The table below shows the Fund’s GS2 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS2 Class Shares (for the period reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	8.77%	4/2004
Lowest return/worst quarter	(16.82)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Growth Allocation Fund I
GS2 Class returns before taxes	(32.82)%	(0.41)%	1.87%
GS2 Class returns after taxes on distributions (2)	(34.51)%	(2.02)%	0.29%
GS2 Class returns after taxes on distributions and sale of Fund shares (2)	(20.02)%	(0.59)%	1.34%
Composite Index (reflects no deduction for fees, expenses or taxes) (3)	(30.26)%	0.68%	3.06%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes) (4)	(37.31)%	(1.95)%	0.95%

(1)	Inception date of the Fund is July 1, 2003.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index, weighted 52.5%, 22.5% and 25%, respectively. The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The MSCI ACWI Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

(4)

The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

Prospectus	57

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Growth Allocation Fund I.

	GS2 Class
Shareholder Fees	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.10%
Distribution (12b-1) fee	None
Other expenses (1)	0.04%

Total Fund operating expenses	0.14%
Fee waiver and expense reimbursement (2)	0.01	%(3)

Net Fund operating expenses	0.15%
Acquired Fund fees and expenses (4)	0.69%

Net Fund operating expenses and Acquired Fund fees and expenses	0.84%

(1)	“Other expenses” include blue sky, printing and transfer agency fees.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses to 0.15% (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	Due to the repayment provision referenced in footnote 2, the Adviser was repaid a portion of expenses previously reimbursed by the Adviser.

(4)	The Fund’s shareholders indirectly bear the expenses of the GS2 Class shares of the Select Funds and of the GS4 Class shares of the Global Bond Fund in which the Fund invests. These indirect expenses are estimates based on the Fund’s current target allocation among the Select Funds and the net expenses of the GS2 Class shares of the Select Funds for the fiscal year ended December 31, 2008. For the expense ratio of the GS2 Class of each of the Select Funds and of the GS4 Class of the Global Bond Fund, see the fee tables of the Select Funds in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS2 Class	$86	$266	$461	$1,026

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

58	GuideStone Funds

The Aggressive Allocation Fund I Summary

What are the Asset Allocation Funds?

Each Asset Allocation Fund is a “fund of funds.” It invests in a different mix of the Select Funds to meet a specified investment strategy. The Adviser believes blending investment styles and money managers may reduce risk over the long term.

Portfolio Description

Investment Objective	• The Aggressive Allocation Fund I seeks capital appreciation.

Principal Investment Strategies

•    The Fund, through investments in the Select Funds combines a greater percentage of U.S. equity securities with a smaller percentage of international equity securities.

•    The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Asset Class	Target	Range
	Bond Select Fund	2%	0-10%
	U.S. Equity Select Fund	68%	55-85%
	Non-U.S. Equity Select Fund	30%	20-40%
	Select Fund
	Equity Index	5%	0-10%
	Value Equity	28%	15-45%
	Growth Equity	28%	15-45%
	Small Cap Equity	7%	0-15%
	International Equity	30%	20-40%
	Money Market	2%	0-10%

•    Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•    The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

See “Additional Investment & Risk Information” for more about the Fund’s investments. This Prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus	59

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•    Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•    Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•    Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•    Because the Fund owns shares of Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

60	GuideStone Funds

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual returns of the Fund’s GS2 Class shares. The table below shows the Fund’s GS2 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS2 Class Shares (for the period reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	11.18%	4/2004
Lowest return/worst quarter	(22.68)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Aggressive Allocation Fund I
GS2 Class returns before taxes	(40.87)%	(1.78)%	1.25%
GS2 Class returns after taxes on distributions (2)	(42.06)%	(3.05)%	0.04%
GS2 Class returns after taxes on distributions and sale of Fund shares (2)	(25.02)%	(1.36)%	1.21%
Composite Index (reflects no deductions for fees, expenses or taxes) (3)	(39.79)%	(0.91)%	2.35%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes) (4)	(37.31)%	(1.95)%	0.95%

(1)	Inception date of the Fund is July 1, 2003.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 70% and 30%, respectively. The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. Equity Market. The MSCI ACWI Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

(4)

The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. Equity Market.

Prospectus	61

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Aggressive Allocation Fund I.

GS2 Class
Shareholder Fees	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.10%
Distribution (12b-1) fee	None
Other expenses (1)	0.06%

Total Fund operating expenses	0.16%
Fee waiver and expense reimbursement (2)	(0.01)%

Net Fund operating expenses	0.15%
Acquired Fund fees and expenses (3)	0.78%

Net Fund operating expenses and Acquired Fund fees and expenses	0.93%

(1)	“Other expenses” include blue sky, printing and transfer agency fees.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses to 0.15% (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	The Fund’s shareholders indirectly bear the expenses of the GS2 Class shares of the Select Funds in which the Fund invests. These indirect expenses are estimates based on the Fund’s current target allocation among the Select Funds and the net expenses of the GS2 Class shares of the Select Funds for the fiscal year ended December 31, 2008. For the expense ratio of the GS2 Class of each of the Select Funds, see the fee tables of the Select Funds in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS2 Class	$95	$299	$519	$1,154

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

62	GuideStone Funds

The Select Funds

The Money Market Fund Summary

Portfolio Description

Investment Objective	• The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable per share price of $1.00.

Principal Investment Strategies

•    The Fund invests in a broad range of high quality, short-term money market instruments denominated exclusively in U.S. dollars.

•    The Fund invests primarily in:

•        Short-term obligations issued or guaranteed by:

•        The U.S. government, its agencies and instrumentalities, banks and corporations; and

•        Foreign governments, banks and corporations.

•        Mortgage-backed and asset-backed securities.

•    The Fund may enter into repurchase agreements relating to the above instruments.

•    The Fund expects, but does not guarantee, a constant net asset value (“NAV”) of $1.00 per share by valuing its portfolio securities at amortized cost.

•    The Fund invests primarily in high quality commercial paper and other obligations generally rated as follows: (i) if rated by more than one nationally recognized statistical rating organization (“NRSRO”), the obligation is rated in the highest rating category of any two NRSROs; (ii) if only one NRSRO has rated the obligation, it is rated in that NRSRO’s highest rating category; and (iii) if an obligation is not rated by an NRSRO, the Fund’s Sub-Adviser must determine it is of equivalent quality to an obligation rated in the highest rating category of an NRSRO.

•    The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

•    The Fund’s investments in securities are limited to obligations that mature in 397 days or less from the date of purchase.

•    The Fund may invest only in securities that comply with the quality, maturity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which regulates mutual funds.

•    The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. See “Sub-Advisers” under “Management of the Funds” for a discussion of the Fund’s Sub-Advisers.

See “Additional Investment & Risk Information” for more about the Fund’s investments.

Prospectus	63

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    Although the Fund seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is not insured or guaranteed by the Adviser, GuideStone Financial Resources, any bank, the FDIC or any government agency. Notwithstanding the foregoing statements, Fund shareholders may be guaranteed to receive $1.00 NAV for amounts that they held in the Fund as of September 19, 2008 under the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) as described further on “Additional Investment & Risk Information.” Please note that the Fund’s current participation in the Program is set to expire on September 18, 2009.

•    A sharp rise in interest rates could cause the value of the Fund’s investments and its share price to drop.

•    The Fund’s return will drop if short-term interest rates drop.

•    There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

•    The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•    Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•    The Fund’s ability to concentrate its investments in domestic banks may increase risks. Banks, and other financial institutions, may be affected by negative economic conditions, since they rely on the availability and cost of funds, as well as the ability of borrowers to repay their loans.

•    Obligations of foreign banks and other foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers, including foreign banks, may be subject to inadequate regulatory or accounting standards.

64	GuideStone Funds

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses. The table below shows the Fund’s GS4 Class and GS2 Class returns averaged over certain periods of time and the performance of a broad-based index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	1.27%	3/2007
Lowest return/worst quarter	0.17%	2/2004

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Money Market Fund
GS4 Class returns before taxes	2.75%	3.26%	2.68%
GS2 Class returns before taxes	2.95%	3.46%	2.83%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes) (2)	1.80%	3.10%	2.62%

(1)	Inception date of the Fund is August 27, 2001.

(2)	The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills, consisting of an average of the last three 3-month U.S. Treasury bill issues.

What is yield?

Yield is a measure of the income (interest) earned by the securities in a fund’s portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

You may call 1-888-98-GUIDE (48433) or visit www.GuideStoneFunds.org to obtain the Money Market Fund’s current 7-day yield.

Prospectus	65

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.

	GS2 Class	GS4 Class
Shareholder Fees	None	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.16%	0.16%
Distribution (12b-1) fee	None	None
Other expenses (1)	0.04%	0.24%

Total annual operating expenses	0.20%	0.40%
Fee waiver and expense reimbursement (2)	0.00%	0.00%

Net expenses	0.20%	0.40%

(1)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.20% for the GS2 Class and 0.39% for the GS4 Class (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS2 Class	$20	$64	$113	$255
GS4 Class	$41	$129	$224	$505

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

66	GuideStone Funds

The Low-Duration Bond Fund Summary

Portfolio Description

Investment Objective	• The Low-Duration Bond Fund seeks current income consistent with preservation of capital.

Principal Investment Strategies

•    The Fund invests mainly (at least 80% of its net assets and typically more) in investment grade fixed-income securities. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•    The Fund invests primarily in:

•        Obligations issued or guaranteed by:

•        The U.S. government, its agencies and instrumentalities, banks and corporations; and

•        Foreign governments, banks and corporations.

•        Mortgage-backed and asset-backed securities.

•    The average quality rating for the Fund’s portfolio will be greater than or equal to the “Aa” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund will not invest in fixed-income securities that have a quality rating less than “Baa” as rated by Moody’s or the equivalent by S&P® or Fitch (or, if unrated, determined by a Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “Baa” or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•    The average dollar-weighted duration of the Fund normally varies between 1 and 3 years.

•    The Fund may hold up to 20% of its assets in obligations denominated in currencies other than the U.S. dollar, and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers. Unhedged non-U.S. dollar currency exposure is limited to 5% of the Fund’s total market value.

•    The Fund may invest to a lesser extent in preferred stock.

•    The Fund may invest and reinvest in long or short derivative instruments such as, but not limited to, futures contracts, forward contracts, options, and swap agreements. The Fund may invest in derivative instruments as a substitute for taking a position in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

•    The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manage a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers practice different investment styles and make investment decisions for the Fund based on an analysis of differing factors, such as interest rates, yield curve positioning, yield spreads, duration, sectors, credit ratings or fundamental issuer selection. See “Sub-Advisers” under “Management of the Funds” for a discussion of the Fund’s Sub-Advisers.

See “Additional Investment & Risk Information” for more about the Fund’s investments.

Prospectus	67

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will fluctuate in response to interest rates and other economic factors. Bond prices typically drop as interest rates rise and vice versa. The yield earned by the Fund will also vary with changes in interest rates and other economic factors. It is possible to lose money by investing in the Fund.

•    There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the risk of prepayment which may result in a loss of anticipated payments or principal being reinvested at lower rates.

•    The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•    Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•    Securities rated “Baa” by Moody’s or the equivalent by S&P® or Fitch are considered investment grade, but they may have some speculative characteristics. This means that the issuers may have problems making principal and interest payments during difficult economic conditions.

•    Obligations of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments that are not hedged to the U.S. dollar.

•     Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities.

•    Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•    The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

What is duration?

Duration is a mathematical calculation of the average life of a bond that takes into account not only the maturity of the bond but also the time when payments are made thereon. It is a useful measure of sensitivity to interest rate changes — the longer a bond’s duration, the more sensitive it is to interest rate changes. Generally, the stated maturity of a bond is longer than its projected duration.

68	GuideStone Funds

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time and the performance of a broad-based index. The table also shows the Fund’s GS2 Class returns, before taxes, averaged over certain periods of time. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS4 Class Shares (for the periods referred in the chart above)

	Return	Quarter/Year
Highest return/best quarter	2.54%	3/2007
Lowest return/worst quarter	(2.20)%	3/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Low-Duration Bond Fund
GS4 Class returns before taxes	(2.84)%	1.91%	2.67%
GS4 Class returns after taxes on distributions (2)	(4.28)%	0.68%	1.30%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(1.83)%	0.93%	1.48%
GS2 Class returns before taxes	(2.76)%	2.05%	2.76%
Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes) (3)	6.61%	4.06%	4.17%

(1)	Inception date of the Fund is August 27, 2001.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)	The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Prospectus	69

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Low-Duration Bond Fund.

	GS2 Class	GS4 Class

Shareholder Fees	None	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.34%	0.34%
Distribution (12b-1) fee	None	None
Other expenses (1)	0.08%	0.28%

Total Fund operating expenses	0.42%	0.62%
Fee waiver and expense reimbursement (2)	(0.05)%	(0.09)%

Net expenses (3)	0.37%	0.53%

(1)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific, and the indirect fees and expenses associated with investments in the GS4 Class shares of the Money Market Fund. Total annual operating and net expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements or in the financial highlights contained in this Prospectus because the financial statements include only the direct operating expenses incurred by the Fund and not the indirect expenses of investing in the GS4 Class shares of the Money Market Fund.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.36% for the GS2 Class and 0.52% for the GS4 Class (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. The “Fee waiver and expense reimbursement” also includes the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	The “Net expenses” may not equal the limits for total annual operating expenses for each Class as set forth in footnote 2 above due to indirect fees and expenses associated with investments in the GS4 Class of the Money Market Fund.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS2 Class	$38	$130	$230	$525
GS4 Class	$54	$189	$337	$766

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

70	GuideStone Funds

The Medium-Duration Bond Fund Summary

Portfolio Description

Investment Objective	• The Medium-Duration Bond Fund seeks maximum total return consistent with preservation of capital.

Principal Investment Strategies

•    The Fund invests mainly (at least 80% of its net assets and typically more) in investment grade fixed-income securities. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•    The Fund invests primarily in:

•        Obligations issued or guaranteed by:

•        The U.S. government, its agencies and instrumentalities, banks and corporations; and

•        Foreign governments, banks and corporations.

•        Mortgage-backed and asset-backed securities.

•    The average quality rating for the Fund’s portfolio will be greater than or equal to the “A” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund invests primarily in investment grade debt securities but may invest up to 10% of its assets in high yield securities (“junk bonds”) rated “B” or higher by Moody’s or the equivalent by S&P® or Fitch (or if unrated, determined by a Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “B” or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•    The average dollar-weighted duration of the Fund normally varies between 3 and 7 years.

•    The Fund may hold up to 20% of its assets in obligations denominated in currencies other than the U.S. dollar and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers. Unhedged non-U.S. dollar currency exposure is limited to 10% of the Fund’s total market value.

•    The Fund may invest to a lesser extent in preferred stock.

•     The Fund may invest and reinvest in long or short derivative instruments such as, but not limited to, futures contracts, options, forward contracts and swap agreements. The Fund may invest in derivative instruments as a substitute for taking a position in an underlying asset to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

•    The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manage a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers practice different investment styles and make investment decisions for the Fund based on an analysis of differing factors, such as interest rates, yield curve positioning, yield spreads, duration, sectors, credit ratings or fundamental issuer selection. See “Sub-Advisers” under “Management of the Funds” for a discussion of the Fund’s Sub-Advisers.

•    See “Additional Investment & Risk Information” for more about the Fund’s investments.

Prospectus	71

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will fluctuate in response to interest rates and other economic factors. Bond prices typically drop as interest rates rise and vice versa. An investor in this Fund should be able to accept some short-term fluctuations in value. The yield earned by the Fund will also vary with changes in interest rates and other economic factors. It is possible to lose money by investing in the Fund.

•    There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the risk of prepayment which may result in a loss of anticipated payments or principal being reinvested at lower rates.

•    The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•    Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•    High yield securities (“junk bonds”) involve greater risks of default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•    Obligations of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments that are not hedged to the U.S. dollar.

•    Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities.

•    Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•    The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

72	GuideStone Funds

What is duration?

Duration is a mathematical calculation of the average life of a bond that takes into account not only the maturity of the bond but also the time when payments are made thereon. It is a useful measure of sensitivity to interest rate changes — the longer a bond’s duration, the more sensitive it is to interest rate changes. Generally, the stated maturity of a bond is longer than its projected duration.

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time and the performance of a broad-based index. The table also shows the Fund’s GS2 Class returns, before taxes, averaged over certain periods of time. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	3.77%	3/2006
Lowest return/worst quarter	(4.15)%	3/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Medium-Duration Bond Fund
GS4 Class returns before taxes	(3.89)%	2.86%	4.27%
GS4 Class returns after taxes on distributions (2)	(6.41)%	1.09%	2.22%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(2.52)%	1.44%	2.46%
GS2 Class returns before taxes	(3.88)%	2.98%	4.31%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (3)	5.24%	4.65%	5.34%

(1)	Inception date of the Fund is August 27, 2001.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Prospectus	73

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Medium-Duration Bond Fund.

	GS2 Class	GS4 Class

Shareholder Fees	None	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.41%	0.41%
Distribution (12b-1) fee	None	None
Other expenses (1)	0.08%	0.27%

Total Fund operating expenses	0.49%	0.68%
Fee waiver and expense reimbursement (2)	(0.01)%	(0.09)%

Net expenses (3)	0.48%	0.59%

(1)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific, and the indirect fees and expenses associated with investments in the GS4 Class shares of the Money Market Fund. Total annual operating and net expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements or in the financial highlights contained in this Prospectus because the financial statements include only the direct operating expenses incurred by the Fund and not the indirect expenses of investing in the GS4 Class shares of the Money Market Fund.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses to 0.48% for the GS2 Class and 0.58% for the GS4 Class (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. The “Fee waiver and expense reimbursement” also includes the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	The “Net expenses” may not equal the limits for total annual operating expenses for each Class as set forth in footnote 2 above due to indirect fees and expenses associated with investments in the GS4 Class of the Money Market Fund.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS2 Class	$49	$156	$273	$615
GS4 Class	$60	$209	$370	$838

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

74	GuideStone Funds

The Extended-Duration Bond Fund Summary

Portfolio Description

Investment Objective	• The Extended-Duration Bond Fund seeks maximum total return consistent with preservation of capital.

Principal Investment Strategies

•    The Fund invests mainly (at least 80% of its net assets and typically more) in fixed-income securities. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•    The Fund invests primarily in:

•     Obligations issued or guaranteed by:

•    The U.S. government its agencies and instrumentalities, banks and corporations; and

•    Foreign governments, banks and corporations.

•    Mortgage-backed and asset-backed securities.

•    The average dollar-weighted duration of the Fund normally will be greater than or equal to 7 years.

•    The average quality rating for the Fund’s portfolio will be greater than or equal to the “Baa” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund does not currently expect to invest more than 20% of its assets in fixed-income securities rated lower than investment grade. The Fund will not invest in fixed-income securities that have a quality rating less than “B” as rated by Moody’s or the equivalent by S&P® or Fitch (or, if unrated, determined by a Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “B” or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•    The Fund may hold up to 30% of its assets in obligations denominated in currencies other than the U.S. dollar, and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers.

•    The Fund may invest and reinvest in long or short derivative instruments such as, but not limited to, futures contracts, options, forward contracts, and swap agreements. The Fund may invest in derivative instruments as a substitute for taking a position in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

•    The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manage a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers practice different investment styles and make investment decisions for the Fund based on an analysis of differing factors, such as interest rates, yield curve positioning, yield spreads, duration, sectors, credit ratings or fundamental issuer selection. See “Sub-Advisers” under “Management of the Funds” for a discussion of the Fund’s Sub-Advisers.

See “Additional Investment & Risk Information” for more about the Fund’s investments.

Prospectus	75

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will fluctuate in response to interest rates and other economic factors. Bond prices typically drop as interest rates rise, and vice versa. An investor in this Fund should be able to accept some short-term fluctuations in value. Longer-term bonds are generally more volatile, as are lower-rated bonds. The yield earned by the Fund will also vary with changes in interest rates and other economic factors. It is possible to lose money by investing in the Fund.

•    There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the risk of prepayment which may result in a loss of anticipated payments or principal being reinvested at lower rates.

•    The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•    Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•    Bonds rated below investment grade involve greater risks of default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•    Obligations of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments that are not hedged to the U.S. dollar.

•    Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•    The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

What is duration?

Duration is a mathematical calculation of the average life of a bond that takes into account not only the maturity of the bond but also the time when payments are made thereon. It is a useful measure of sensitivity to interest rate changes — the longer a bond’s duration, the more sensitive it is to interest rate changes. Generally, the stated maturity of a bond is longer than its projected duration.

76	GuideStone Funds

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time and the performance of broad-based and composite indices. The table also shows the Fund’s GS2 Class returns, before taxes, averaged over certain periods of time. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	7.82%	2/2003
Lowest return/worst quarter	(9.85)%	3/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Extended-Duration Bond Fund
GS4 Class returns before taxes	(8.28)%	3.50%	5.57%
GS4 Class returns after taxes on distributions (2)	(10.47)%	1.53%	3.30%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(5.28)%	1.95%	3.54%
GS2 Class returns before taxes	(8.12)%	3.65%	5.67%
Composite Index (reflects no deduction for fees, expenses or taxes) (3)	8.86%	6.39%	7.24%
Barclays Capital U.S. Long-Term Credit Bond Index (reflects no deduction for fees, expenses or taxes) (4)	(3.92)%	(3.17)%	(5.31)%

(1)	Inception date of the Fund is August 27, 2001.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)	The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Barclays Capital U.S. Long-Term Government Bond Index and the Barclays Capital U.S. Long-Term Credit Bond Index, each weighted 50%. The Barclays Capital U.S. Long-Term Government Bond Index is composed of securities in the long (more than 10 years) range of the U.S. Government Index. The Barclays Capital U.S. Long-Term Credit Bond Index is composed of a subset of the Barclays Capital U.S. Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

(4)	The Barclays Capital U.S. Long-Term Credit Bond Index is composed of a subset of the Barclays Capital U.S. Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

Prospectus	77

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Extended-Duration Bond Fund.

	GS2 Class	GS4 Class

Shareholder Fees	None	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.46%	0.46%
Distribution (12b-1) fee	None	None
Other expenses (1)	0.06%	0.25%

Total annual operating expenses	0.52%	0.71%
Fee waiver and expense reimbursement (2)	0.00%	(0.02)%

Net expenses	0.52%	0.69%

(1)	“Other expenses” include blue sky, printing, transfer agency fees, shareholder servicing fees, which are class specific.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.63% for the GS2 Class and 0.69% for the GS4 Class (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. The “Fee waiver and expense reimbursement” also includes the waiver of a shareholder service fee attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS2 Class	$53	$167	$291	$653
GS4 Class	$70	$225	$393	$881

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

78	GuideStone Funds

The Global Bond Fund Summary

Portfolio Description

Investment Objective	• The Global Bond Fund seeks to maximize total return through capital gains and current income while preserving principal value.

Principal Investment Strategies

•    The Fund invests mainly (at least 80% of its net assets and typically more) in a diversified portfolio of fixed-income instruments of varying maturities and quality across different industries and sectors of the fixed-income market.

• The Fund invests in globally diversified fixed income securities and rotates portfolio allocations among global sectors, including:

• High yield and investment grade corporate securities located in the United States.

• High yield and investment grade corporate securities located in non-U.S. developed and emerging markets.

• Obligations issued by or guaranteed by:

• The U.S. government, its agencies and instrumentalities, banks and corporations; and

• Foreign governments, banks and corporations.

• Mortgage-backed and asset-backed securities.

•    The Fund may invest a substantial portion of total assets in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. In addition, the Fund may hedge its exposure to foreign currency.

•    The average credit quality for the Fund’s portfolio will be greater than or equal to the “Ba” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund may invest up to 70% of its assets in high yield securities (“junk bonds”) and emerging market securities rated below investment grade (“Baa” category by Moody’s or the equivalent by S&P® or Fitch).

• The average dollar weighted duration of the Fund normally varies between 3 and 10 years.

•    The Fund may invest and reinvest in long or short derivative instruments such as, but not limited to, futures contracts, forward contracts, options and swap agreements. The Fund may invest in derivative instruments as a substitute for taking a position in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

•    The Sub-Advisers seek to accomplish the objectives of the Fund by implementing a long-term, value-oriented approach utilizing diversified strategies across all sectors of the global fixed-income market.

•    The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manage a portion of the Fund’s portfolio under the oversight of the Adviser. Each Sub-Adviser uses different investment techniques to identify securities it believes

Prospectus	79

would be the most profitable to the Fund over the long-term while maintaining diversification and risk controls. See “Sub-Advisers” under “Management of the Funds” for a discussion of the Fund’s Sub-Advisers.

See “Additional Investment & Risk Information” for more about the Fund’s investments.

Principal Risks	The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    The Fund’s value will fluctuate in response to interest rates and other economic factors. Bond prices typically drop as interest rates rise, and vice versa. The yield earned by the Fund will also vary with changes in interest rates and other economic factors. An investor in the Fund should be able to accept significant short-term fluctuations in value. It is possible to lose money by investing in the Fund.

•    The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions.

•    High yield securities (“junk bonds”) involve greater risks of default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

• There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

• The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•    Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•    Obligations of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

• Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments that are not hedged to the U.S. dollar.

80	GuideStone Funds

•    Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

• The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Prospectus	81

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time and the performance of broad-based and composite indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	3.71%	3/2007
Lowest return/worst quarter	(9.56)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception (1)
Global Bond Fund
GS4 Class returns before taxes	(20.28)%	(7.59)%
GS4 Class returns after taxes on distributions (2)	(22.88)%	(10.13)%
GS4 Class return after taxes on distributions and sale of Fund shares (2)	(12.91)%	(7.60)%
Composite Index (reflects no deductions for fees, expenses or taxes) (3)	(7.00)%	3.42%
Barclays Capital Global Aggregate Bond Index – Unhedged (reflects no deductions for fees, expenses or taxes) (4)	4.79%	(7.11)%

(1)	Inception date of the Fund is December 29, 2006.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)	The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Barclays Capital Global Aggregate Bond Index-Unhedged, the Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index and the JP Morgan Emerging Markets Bond Index Plus, weighted 50%, 25% and 25% respectively. The Barclays Capital Global Aggregate Bond Index – Unhedged is a broad-based measure of the global investment-grade fixed-rate debt markets. The Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The JPMorgan Emerging Markets Bond Index Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar-denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

(4)	The Barclays Capital Global Aggregate Bond Index – Unhedged is a broad-based measure of the global investment grade fixed-rate debt markets.

82	GuideStone Funds

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Global Bond Fund.

GS4 Class
Shareholder Fees	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.45%
Distribution (12b-1) fee	None
Other expenses (1)	0.35%

Total Fund operating expenses	0.80%
Fee waiver and expense reimbursement (2)	(0.02)%

Net Fund operating expenses	0.78%
Acquired Fund fees and expenses (3)	0.02%

Net Fund operating expenses and Acquired Fund fees and expenses	0.80%

(1)	“Other expenses” include blue sky, printing, transfer agency fees, and shareholder servicing fees, which are class specific.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses, before expense payments by broker-dealers, to 1.02% (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Money Market Fund in which the Fund invests. These indirect expenses are based on the net expenses of the GS4 Class shares of the Money Market Fund for the fiscal year ended December 31, 2008. For the expense ratio of the GS4 Class of the Money Market Fund, see the fee table of the Money Market Fund in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS4 Class	$82	$260	$453	$1,012

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus	83

The Equity Index Fund Summary

What is the S&P 500® Index?

The Standard and Poor’s 500® Total Return Index (the “S&P 500® Index”) consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the S&P 500® Index proportionate to its market value. The S&P 500® Index is one of the most widely used benchmarks of U.S. equity performance.

Portfolio Description

Investment Objective	• The Equity Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index.

Principal Investment Strategies

•    Under normal market conditions, the Fund will invest substantially all (at least 80%) of its total assets in the equity securities of the companies that make up the S&P 500® Index, in weightings that approximate the relative composition of the securities contained in the S&P 500® Index.

•    The Fund may invest to a lesser extent in derivative instruments, including exchange listed options, futures and swap agreements, that are based on:

•        The S&P 500® Index;

•        Companies included in the S&P 500® Index; or

•        Stock indices other than but similar to the S&P 500® Index.

•    The companies chosen for inclusion in the S&P 500® Index tend to be industry leaders within the U.S. economy as determined by Standard & Poor’s® (“S&P®”). However, companies are not selected for inclusion by S&P®’s because they are expected to have superior stock price performance relative to the market in general or other stocks in particular.

•    The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. See “Sub-Advisers” under “Management of the Funds” for a discussion of the Fund’s Sub-Adviser.

•    The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500® Index using computer programs and statistical procedures. As a result, the Sub-Adviser(s) does not use traditional methods of fund investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the Sub-Adviser(s) buys and sells securities in response to changes in the S&P 500® Index. Because the Fund has fees and transaction expenses (while the S&P 500® Index has none), returns are likely to be below those of the S&P 500® Index.

•    The correlation between the Fund’s performance and the S&P 500® Index is expected to be greater than 98%. However, it could be lower in certain market environments and due to certain stocks

84	GuideStone Funds

that may be excluded from the Fund’s portfolio because of social investment policies and restrictions (100% would indicate perfect correlation).

•    S&P® does not endorse any stock in the S&P 500® Index. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500®”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GuideStone Funds (the “Trust”). The Equity Index Fund is not sponsored, endorsed, sold or promoted by S&P® and S&P® makes no representation regarding the advisability of investing in the Fund. For more information, see “The Equity Index Fund” on pages 31 to 32 of the Trust’s Statement of Additional Information (“SAI”).

See “Additional Investment & Risk Information” for more about the Fund’s investments.

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•    The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•    There is a risk that large capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. In the past, large capitalization stocks have gone through cycles of doing better or worse than the stock market in general.

•    The Fund’s return may not match the return of the S&P® Index for a number of reasons, including operating and brokerage expenses incurred by the Fund, reserves of cash held by the Fund to meet redemptions, and/or lack of precise correlation with the S&P® Index.

•    There is a risk that the Fund, which is passively managed, may not perform as well as funds with more traditional methods of investment management, such as selecting securities based on economic, financial and market analysis.

•    The Fund’s use of derivatives, such as S&P 500® Index futures, may reduce the Fund’s returns and increase its volatility.

•    The Fund must pay various expenses, while the S&P 500® Index’s total return does not reflect any expenses.

What is market capitalization?

Market capitalization is the total dollar value of all of an issuer’s outstanding shares on a market. It is a measure of corporate size. The market capitalization of an issuer is equal to the number of its shares outstanding multiplied by the price per share.

Prospectus	85

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time and the performance of a broad-based index. The table also shows the Fund’s GS2 Class returns, before taxes, averaged over certain periods of time. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	14.92%	2/2003
Lowest return/worst quarter	(22.20)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Equity Index Fund
GS4 Class returns before taxes	(37.37)%	(2.61)%	(2.25)%
GS4 Class returns after taxes on distributions (2)	(37.56)%	(3.03)%	(2.66)%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(23.93)%	(2.12)%	(1.89)%
GS2 Class returns before taxes	(37.32)%	(2.46)%	(2.20)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (3)	(37.00)%	(2.19)%	(1.82)%

(1)	Inception date of the Fund is August 27, 2001.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)	The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

86	GuideStone Funds

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Equity Index Fund.

	GS2 Class	GS4 Class

Shareholder Fees	None	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.15%	0.15%
Distribution (12b-1) fee	None	None
Other expenses (1)	0.07%	0.27%

Total annual operating expenses	0.22%	0.42%
Fee waiver and expense reimbursement (2)	(0.01)%	(0.05)%

Net expenses	0.21%	0.37%

(1)	“Other expenses” include blue sky, printing, transfer agency fees, shareholder servicing fees, which are class specific.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.23% for the GS2 Class and 0.37% for the GS4 Class (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. The “Fee waiver and expense reimbursement” also includes the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS2 Class	$22	$70	$123	$279
GS4 Class	$38	$130	$230	$525

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus	87

The Real Estate Securities Fund Summary

Portfolio Description

Investment Objective	• The Real Estate Securities Fund seeks to provide long-term capital appreciation and current income.

Principal Investment Strategies

•    The Fund invests mainly (at least 80% of its net assets and typically more) in equity securities of real estate investment trusts (“REITs”) and other real estate related companies. The Fund defines a real estate related company as one that derives at least 50% of its revenue from, or has at least 50% of the value of its assets in, real estate, including the ownership, construction, management or sale of real estate. A REIT is a company dedicated to owning, and usually operating, income-producing real estate or to financing real estate.

•     The Sub-Adviser generally looks for real estate securities that have the potential to provide superior returns to the Fund and focuses on companies with the potential for stock price appreciation and a record of paying dividends.

•    The Fund is non-diversified and will invest primarily in equity REITs but, in changing market conditions, may invest in other types of REITs.

•    While it currently has a single Sub-Adviser, the Fund may use a multi-manager approach, using two or more Sub-Advisers to manage different portions of its portfolio under the oversight of the Adviser. The Sub-Adviser uses different investment techniques to identify investments it believes would be the most profitable to the Fund over the long term. See “Sub-Advisers” under “Management of the Funds” for a discussion of the Fund’s Sub-Adviser.

See “Additional Investment & Risk Information” for more about the Fund’s investments.

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    There is no guarantee that the equity securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•    The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or real estate market, as well as general market and economic conditions. An undervalued stock may not increase in price as anticipated by a Sub-Adviser if other investors fail to recognize the company’s value or the factors that the Sub-Adviser believed would increase the price does not occur. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•    The Fund concentrates its assets in the real estate industry, so an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from

88	GuideStone Funds

unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

•    The Fund may at times be more concentrated in particular sub-sectors of the real estate industry, such as apartments, retail, hotels, offices, industrial, health care and others. As such, its performance would be especially sensitive to developments that significantly affect those businesses.

•    In addition, equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit they extend. Equity and mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

•    The Fund is subject to interest rate risk, which is the risk that REITs and other real estate related company share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate related companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing from property purchases and improvements is more costly and difficult to obtain.

•     Some of the REITs and other real estate related company securities in which the Fund invests may be preferred stock that receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile.

•    The Fund is “non-diversified,” meaning it may invest in securities of relatively few issuers and the performance of one or a small number of issuers may affect overall Fund performance more than if the Fund invested in a larger number of issuers.

What is a real estate investment trust or REIT?

A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate loans or interests. REITs are not taxed on net income and gains that are distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

REITs are generally classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

Prospectus	89

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time and the performance of a broad-based index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for an unregistered predecessor fund with substantially similar investment objectives, policies and strategies of the Fund can be found in the section entitled “Related Performance Information” beginning on page 140.

Best and Worst Quarterly Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	3.37%	3/2008
Lowest return/worst quarter	(39.93)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception (1)
Real Estate Securities Fund
GS4 Class returns before taxes	(40.35)%	(29.07)%
GS4 Class returns after taxes on distributions (2)	(40.91)%	(30.64)%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(26.15)%	(24.21)%
Dow Jones U.S. Select Real Estate Securities IndexSM (3)	(39.83)%	(29.42)%

(1)	Inception date of the Fund is December 29, 2006.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans, or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Dow Jones U.S. Select Real Estate Securities IndexSM measures the performance of publicly traded real estate securities and represents equity REITs and real estate operating companies (REOCs) traded in the United States. The index is comprised of (i) companies that are both an equity owner and operator of commercial and/or residential real estate; (ii) companies where at least 75% of the total revenue is derived from the ownership and operation of real estate assets; (iii) companies with a minimum total market capitalization of $200 million at the time of inclusion in the index; and (iv) companies in which the liquidity of their stock is commensurate with that of other institutionally held real estate securities.

90	GuideStone Funds

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Real Estate Securities Fund.

	GS4 Class
Shareholder Fees	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.89%
Distribution (12b-1) fee	None
Other expenses (1)	0.37%

Total Fund operating expenses	1.26%
Fee waiver and expense reimbursement (2)	0.01	%(3)

Net expenses	1.27%

(1)	“Other expenses” are estimated for the current fiscal year and include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific, and the indirect fees and expenses associated with investments in the GS4 Class shares of the Money Market Fund. Total annual operating and net expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements or in the financial highlights contained in this Prospectus because the financial statements include only the direct operating expenses incurred by the Fund and not the indirect expenses of investing in the GS4 Class shares of the Money Market Fund.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses, before expense payments by broker-dealers, to 1.29% for the GS4 Class (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	Due to the repayment provision referenced in footnote 2, the Adviser was repaid a portion of expenses previously reimbursed by the Adviser.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS4 Class	$129	$401	$692	$1,523

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus	91

The Value Equity Fund Summary

Portfolio Description

Investment Objective	• The Value Equity Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

•    The Fund invests mainly (at least 80% of its net assets and typically more) in equity securities. The Fund is diversified and focuses on large- and medium-sized U.S. companies whose stocks are considered by the Fund’s Sub-Advisers to be value stocks. Value stocks are generally those that are trading at prices that the Sub-Advisers believe are below what the stocks are worth or that may be out of favor with investors.

•    These stocks typically have lower price-to-earnings ratios, lower asset valuations and/or higher dividend yields relative to the U.S. market as a whole.

•    The Fund may invest to a lesser extent in American Depository Receipts, which represent ownership of underlying foreign securities that are denominated in U.S. dollars.

•    The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manage a portion of its portfolio under the oversight of the Adviser. Each Sub-Adviser uses different investment styles to identify stocks it believes are undervalued or are generally out of favor with investors. See “Sub-Advisers” under “Management of the Funds” for a discussion of the Fund’s Sub-Advisers.

See “Additional Investment & Risk Information” for more about the Fund’s investments.

92	GuideStone Funds

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•    The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An undervalued stock may not increase in price as anticipated by a Sub-Adviser if other investors fail to recognize the company’s value or the factors that the Sub-Adviser believed would increase the price does not occur. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•    There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets.

•    The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

What are value funds?

Value funds generally emphasize stocks of companies that are believed to be fundamentally attractive based on certain valuation factors. These stocks generally have growth prospects regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings and book value. This is in contrast to stocks with above-average growth prospects, in which the Growth Equity Fund primarily invests. Both categories of stocks have produced similar returns in the past, although each category has periods when it outperforms the other.

Prospectus	93

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time and the performance of a broad-based index. The table also shows the Fund’s GS2 Class returns, before taxes, averaged over certain periods of time. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	18.04%	2/2003
Lowest return/worst quarter	(20.93)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Value Equity Fund
GS4 Class returns before taxes	(36.95)%	(1.44)%	(0.45)%
GS4 Class returns after taxes on distributions (2)	(37.14)%	(2.44)%	(1.27)%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(23.68)%	(1.00)%	(0.30)%
GS2 Class returns before taxes	(36.81)%	(1.26)%	(0.15)%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes) (3)	(36.85)%	(0.79)%	0.30%

(1)	Inception date of the Fund is August 27, 2001.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

94	GuideStone Funds

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Value Equity Fund.

	GS2 Class	GS4 Class

Shareholder Fees	None	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.63%	0.63%
Distribution (12b-1) fee	None	None
Other expenses (1)	0.05%	0.24%

Total Fund operating expenses	0.68%	0.87%
Fee waiver and expense reimbursement (2)	(0.01)%	(0.01)%

Net expenses (3)	0.67%	0.86%

(1)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific, and the indirect fees and expenses associated with investments in the GS4 Class shares of the Money Market Fund. Total annual operating and net expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements or in the financial highlights contained in this Prospectus because the financial statements include only the direct operating expenses incurred by the Fund and not the indirect expenses of investing in the GS4 Class shares of the Money Market Fund.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses, before expense payments by broker-dealers, to 0.74% for the GS2 Class and 0.85% for GS4 Class (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. The “Fee waiver and expense reimbursement” also includes the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	The “Net expenses” may not equal the limits for total annual operating expenses for each Class as set forth in footnote 2 above due to indirect fees and expenses associated with investments in the GS4 Class of the Money Market Fund.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS2 Class	$68	$217	$378	$846
GS4 Class	$88	$277	$481	$1,072

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus	95

The Growth Equity Fund Summary

Portfolio Description

Investment Objective	• The Growth Equity Fund seeks to provide long-term capital appreciation. Any income is incidental to this objective.

Principal Investment Strategies

•    The Fund invests mainly (at least 80% of its net assets and typically more) in equity securities. The Fund is diversified and focuses on large- and medium-sized U.S. companies whose stocks are considered by the Fund’s Sub-Advisers to have above-average growth prospects.

•    The Fund focuses on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market’s high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings and book value when compared to the U.S. market as a whole.

•    The Fund may invest to a lesser extent in American Depository Receipts, which represent ownership of underlying foreign securities that are denominated in U.S. dollars, regular shares of foreign companies traded and settled on U.S. Exchanges and over-the-counter markets and foreign equity securities (including non-U.S. dollar denominated securities).

•    The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manage a portion of its portfolio under the oversight of the Adviser. Each Sub-Adviser uses both fundamental research and quantitative analysis to select stocks it believes have above-average growth prospects but may make investment decisions for the Fund based on an analysis of differing factors, such as revenue and earnings growth, or unanticipated positive earnings. See “Sub-Advisers” under “Management of the Funds” for a discussion of the Fund’s Sub-Advisers.

See “Additional Investment & Risk Information” for more about the Fund’s investments.

96	GuideStone Funds

Principal Risks	The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•    The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in this Fund should be able to accept significant short-term fluctuations in value.

•    Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by factors influencing that sector, including market, economic, political or regulatory developments. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.

•    There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets.

•    The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

What are growth funds?

Growth funds invest in the stock of growth-oriented companies, seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return, if any, in the form of capital appreciation.

Prospectus	97

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. Different Classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different Classes of the same Fund will differ from each other only to the extent that the classes have different expenses. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time and the performance of a broad-based index. The table also shows the Fund’s GS2 Class returns, before taxes, averaged over certain periods of time. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	14.44%	2/2003
Lowest return/worst quarter	(25.87)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Growth Equity Fund
GS4 Class returns before taxes	(42.92)%	(4.51)%	(4.28)%
GS4 Class returns after taxes on distributions (2)	(42.94)%	(4.52)%	(4.28)%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(27.88)%	(3.77)%	(3.55)%
GS2 Class returns before taxes	(42.84)%	(4.39)%	(4.16)%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes) (3)	(38.44)%	(3.42)%	(3.45)%

(1)	Inception date of the Fund is August 27, 2001.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

98	GuideStone Funds

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Growth Equity Fund.

	GS2 Class	GS4 Class

Shareholder Fees	None	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.84%	0.84%
Distribution (12b-1) fee	None	None
Other expenses (1)	0.03%	0.22%

Total Fund operating expenses	0.87%	1.06%
Fee waiver and expense reimbursement (2)	0.00%	(0.09)%

Net Fund operating expenses	0.87%	0.97%
Acquired Fund fees and expenses (3)	0.01%	0.01%

Net Fund operating expenses and Acquired Fund fees and expenses	0.88%	0.98%

(1)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses, before expense payments by broker-dealers, to 0.88% for the GS2 Class and 0.97% for the GS4 Class (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. The “Fee waiver and expense reimbursement” also includes the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Money Market Fund in which the Fund invests. These indirect expenses are based on the net expenses of the GS4 Class shares of the Money Market Fund for the fiscal year ended December 31, 2008. For the expense ratio of the GS4 Class of the Money Market Fund, see the fee table of the Money Market Fund in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS2 Class	$90	$281	$488	$1,084
GS4 Class	$100	$331	$581	$1,298

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus	99

The Small Cap Equity Fund Summary

Portfolio Description

Investment Objective	• The Small Cap Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Principal Investment Strategies

•    The Fund invests mainly (at least 80% of its net assets and typically more) in common stocks of U.S. companies that, at the time of purchase, are in the small capitalization segment of the U.S. equity market, consistent with the capitalization range of companies comprising the Russell 2000® Index (or other financial instruments that derive their value from the securities of such companies). The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•    The Fund is generally diversified with respect to stocks possessing attractive fundamental values and strong growth prospects. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

•    In addition to its investments in small capitalization stocks, the Fund invests in Russell 2000® Index derivatives. The Russell 2000® Index derivatives are backed by an actively managed, diversified portfolio of fixed-income investments, comprising no more than 15% of the Fund’s net assets.

•    The Fund may invest and reinvest in long or short derivative instruments such as, but not limited to, futures contracts, forward contracts, options and swap agreements. The Fund may invest in derivative instruments as a substitute for taking a position in an underlying asset to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

•    The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manage a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers, using fundamental research and quantitative analysis, select stocks that they believe have favorable investment characteristics but may make investment decisions for the Fund based on an analysis of differing factors, such as revenue and earnings growth, relative valuation, business catalysts or quality of management. See “Sub-Advisers” under “Management of the Funds” for a discussion of the Fund’s Sub-Advisers.

See “Additional Investment & Risk Information” for more about the Fund’s investments.

100	GuideStone Funds

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•    The Fund invests primarily in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•    The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in this Fund should be able to accept significant short- term fluctuations in value.

•    The Fund expects to have a high portfolio turnover rate. High turnover creates more transaction costs and negative tax consequences that may have a negative impact on your investment in the Fund.

•    The Fund may invest in initial public offerings which entails special risks, including limited operating history of the issuing companies, unseasoned trading and limited liquidity.

•    Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•    There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

•    As nominal interest rates rise, the value of fixed-income securities held by the Fund is likely to decrease.

•    The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

What is market capitalization?

Market capitalization is the total dollar value of all of an issuer’s outstanding shares on a market. It is a measure of corporate size. The market capitalization of an issuer is equal to the number of its shares outstanding multiplied by the price per share.

Prospectus	101

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time and the performance of a broad-based index. The table also shows the Fund’s GS2 Class returns, before taxes, averaged over certain periods of time. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	22.83%	2/2003
Lowest return/worst quarter	(25.60)%	4/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
Small Cap Equity Fund
GS4 Class returns before taxes	(37.19)%	(2.94)%	(0.16)%
GS4 Class returns after taxes on distributions (2)	(37.33)%	(4.35)%	(1.15)%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(24.11)%	(2.44)%	(0.11)%
GS2 Class returns before taxes	(37.05)%	(2.82)%	(0.02)%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes) (3)	(33.79)%	(0.93)%	1.82%

(1)	Inception date of the Fund is August 27, 2001.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The Russell 2000® Index is a small-cap index consisting of the smallest 2,000 companies in the Russell 3000® Index which as of December 31, 2008 represented approximately 10% of the Russell 3000® Index’s total market capitalization.

102	GuideStone Funds

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Equity Fund.

	GS2 Class	GS4 Class

Shareholder Fees	None	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.95%	0.95%
Distribution (12b-1) fee	None	None
Other expenses (1)	0.09%	0.29%

Total Fund operating expenses	1.04%	1.24%
Fee waiver and expense reimbursement (2)	(0.01)%	(0.09)%

Net Fund operating expenses	1.03%	1.15%
Acquired Fund fees and expenses (3)	0.01%	0.01%

Net Fund operating expenses and Acquired Fund fees and expenses	1.04%	1.16%

(1)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses, before expense payments by broker-dealers, to 1.12% for the GS2 Class and 1.15% for the GS4 Class (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. The “Fee waiver and expense reimbursement” also includes the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Money Market Fund in which the Fund invests. These indirect expenses are based on the net expenses of the GS4 Class shares of the Money Market Fund for the fiscal year ended December 31, 2008. For the expense ratio of the GS4 Class of the Money Market Fund, see the fee table of the Money Market Fund in this Prospectus.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS2 Class	$106	$333	$578	$1,282
GS4 Class	$118	$388	$678	$1,503

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus	103

The International Equity Fund Summary

Portfolio Description

Investment Objective	• The International Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Principal Investment Strategies

•    The Fund invests mainly (at least 80% of its net assets and typically more) in common stocks of foreign companies in countries having economies and markets generally considered to be developed. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•    The Fund may also invest to a lesser extent in common stocks of foreign companies located in emerging markets.

•    Common stocks of foreign companies are predominantly traded on foreign stock exchanges.

•    Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions. An issuer is considered to be from the country where it is located, where it is headquartered or incorporated, where the majority of its assets are located, or where it generates the majority of its operating income.

•    The Fund may invest to a lesser extent in American Depository Receipts and Global Depository Receipts and other similar instruments, each of which represents ownership of underlying foreign securities in currencies other than that of the country of incorporation.

•    The Fund may establish short positions in stocks of foreign companies with a market value of up to 5% of its assets. When the Fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock. The Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Fund’s gains or losses.

•    The Fund may use derivatives, such as futures, options, forward contracts and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The Fund also may employ financial instruments, such as futures, options, forward contracts, swaps and other derivative instruments, as an alternative to selling a security short.

•    The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•    The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manage a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers, in managing their

104	GuideStone Funds

respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another. See “Sub-Advisers” under “Management of the Funds” for a discussion of the Fund’s Sub-Advisers.

See “Additional Investment & Risk Information” for more about the Fund’s investments.

Principal Risks

The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

•    There is no guarantee that the international stock markets or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•    The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•    Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•    Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Fund. Sub-Advisers may make currency investment decisions independent of their underlying stock selections.

•    Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•    Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund.

•    The Fund is subject to leverage risk. Leveraging occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and selling them, the Fund’s short sales effectively leverage the Fund’s assets. The use of leverage, including short sales and other forms of leveraging such as engaging in reverse repurchase agreements, lending portfolio

Prospectus	105

securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the Fund’s gains or losses. Leverage also creates interest expense that may lower the Fund’s overall returns.

•    Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•    At times, the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•    The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

106	GuideStone Funds

Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses. The table below shows the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time and the performance of a broad-based index. The table also shows the Fund’s GS2 Class returns, before taxes, averaged over certain periods of time. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns, GS4 Class Shares (for the periods reflected in the chart above)

	Return	Quarter/Year
Highest return/best quarter	19.00%	2/2003
Lowest return/worst quarter	(21.60)%	3/2008

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception (1)
International Equity Fund
GS4 Class returns before taxes	(44.81)%	1.45%	2.81%
GS4 Class returns after taxes on distributions (2)	(45.60)%	0.20%	1.89%
GS4 Class returns after taxes on distributions and sale of Fund shares (2)	(28.53)%	1.63%	2.68%
GS2 Class returns before taxes	(44.72)%	1.62%	2.98%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes) (3)	(45.53)%	2.56%	3.44%

(1)	Inception date of the Fund is August 27, 2001.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(3)

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

Prospectus	107

Fees and Expenses

What are fund expenses?

Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

	GS2 Class	GS4 Class

Shareholder Fees	None	None
(Fees paid directly from your investment)
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee	0.94%	0.94%
Distribution (12b-1) fee	None	None
Other expenses (1)	0.15%	0.35%

Total Fund operating expenses	1.09%	1.29%
Fee waiver and expense reimbursement (2)	(0.14)%	(0.16)%

Net expenses (3)	0.95%	1.13%

(1)	“Other expenses” include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific, and the indirect fees and expenses associated with investments in the GS4 Class shares of the Money Market Fund. Total annual operating and net expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements or in the financial highlights contained in this Prospectus because the financial statements include only the direct operating expenses incurred by the Fund and not the indirect expenses of investing in the GS4 Class shares of the Money Market Fund.

(2)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.94% for the GS2 Class and 1.12% for the GS4 Class (excluding interest, taxes, brokerage commissions and extraordinary expenses). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2010. The “Fee waiver and expense reimbursement” also includes the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and such expense limitation does not exceed the limitation in place during the year in which the waivers were originally incurred.

(3)	The “Net expenses” may not equal the limits for total annual operating expenses for each Class as set forth in footnote 2 above due to indirect fees and expenses associated with investments in the GS4 Class of the Money Market Fund.

Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

•	You reinvested all dividends and other distributions.

•	The Fund’s average annual return was 5%.

•	The Fund’s operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
GS2 Class	$97	$333	$587	$1,316
GS4 Class	$115	$393	$692	$1,542

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2010. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

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Additional Investment & Risk Information

The following is a list of other investment strategies employed by the Funds and certain risks that may apply to your investments in the Funds. These are in addition to the investment strategies and risks listed in each Fund’s Risk & Return Summary. Further information about investment strategies and risks is available in the Trust’s Statement of Additional Information (“SAI”).

Temporary defensive positions: Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive investments. These investments may include cash, shares of the Money Market Fund, high quality short-term debt obligations and other money market instruments. During these periods, a Fund may not meet its investment objective.

Securities lending: The Funds may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks. If the borrower of the security fails financially there could be delays in recovering the loaned securities.

Mortgage-backed and asset-backed obligations: The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund (the “Bond Funds”) may invest in collateralized debt instruments issued or underwritten by U.S. organizations and organizations located in developed markets. The Bond Funds’ use of these securities has risks in addition to the risks of conventional debt securities. These obligations may be unsecured, or an issuer may have limited ability to enforce its interest in the underlying assets, which means there may be no collateral for the Fund to seize if the borrower defaults. Because principal is paid back over the life of the security rather than at maturity, these securities are subject to the risk of prepayment. Prepayments generally increase when interest rates fall, resulting in a risk that principal is re-invested at lower interest rates. In certain situations, prepayment may result in a loss of anticipated interest and/or principal payments, as well as any premium the Fund may have paid.

Exchange-traded funds: Each Date Target Fund may invest up to 15% of its assets in exchange-traded funds (“ETFs”) that invest in inflation-protected securities issued by the U.S. Treasury (“TIPS”). ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P® or Russell Investments, selects as representative of a market, market segment, industry sector, country or geographic region. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF is designed so that its performance will correspond closely with that of the index it tracks. As a shareholder in an ETF, a Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

Generally, under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund may not acquire shares of another investment company, including ETFs, if (i) immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of an ETF’s or other investment company’s total outstanding shares; (ii) the Fund’s investment in securities of an ETF or other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) more than 10% of its total assets would be invested in investment companies, including the ETF. However, the Date Target Funds may invest in ETFs in excess of these limits in reliance on an exemptive order granted by the SEC. A Fund’s ability to invest in ETFs will be constrained unless the ETFs have received such an order from the SEC and the ETFs and the Fund take appropriate steps to comply with certain terms and conditions set forth in the order.

The risks of an investment in an ETF include fluctuations in the price of an ETF share that may cause an ETF share to trade above or below its NAV; an active trading market for an ETF share may not develop or be maintained; or trading of ETF shares may be halted or de-listed from the exchange.

Derivatives: The Select Funds may use long or short positions in derivatives such as, but not limited to, equity futures contracts and U.S. Treasury futures contracts, as well as options in order to maintain market exposure, to reduce market exposure, to maintain liquidity or to commit cash pending investment.

Prospectus	109

The Bond Funds, International Equity Fund and Small Cap Equity Fund may invest in derivative instruments including, but not limited to, futures contracts, forward contracts, options and swap agreements, for hedging or for investment purposes.

The International Equity Fund, Bond Funds and Small Cap Equity Fund may also use currency transactions, such as forward contracts, futures and options on currencies. They may use these currency transactions to hedge their non-U.S. dollar-denominated obligations and may also use them for investment purposes.

Each Asset Allocation Fund may invest up to 10% of its assets directly in exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed-income markets on cash balances.

The Funds’ use of derivatives may reduce their return and increase volatility. An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. A small investment in derivatives could have a potentially significant impact on a Fund’s performance. Derivatives also are subject to counterparty risk, which is the risk that the counterparty to the derivative instruments may fail to make required payments or otherwise comply with the derivative instruments’ terms. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses. A Fund also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. There is the risk that changes in the value of a derivative may not correlate well with an underlying asset, rate or index. Derivatives also may involve additional expenses, which would reduce any benefit or increase any loss of a Fund using the derivative.

Some derivatives the Funds use may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage could increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contracts or other economic variable. A Fund is required to segregate permissible liquid assets to cover its obligations relating to its purchase of certain derivative instruments.

What are derivatives?

Derivatives are investments whose values are based on (or “derived” from) a stock, bond, other asset, or index. These investments include options, futures contracts, and similar investments. Futures and options are popular types of derivatives, because they are easily bought and sold and have market values that are regularly calculated and published.

Short sales: The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 5% of the Fund’s assets. The other Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Asset Allocation Funds, Bond Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. Short sales involve costs and risks. The Funds must pay the lender interest on securities they borrow, and the Funds will lose money if the price of the security increases between the time of the short sale and the date when the Funds replace the borrowed securities.

Portfolio holdings: A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Fund of funds: In managing the Date Target and Asset Allocation Funds, the Adviser will have the authority to select and substitute Select Funds in which to invest. The Adviser’s selection of the Select Funds may have a positive or negative effect on its revenues and/or profits. In addition to the fees directly associated with the Date Target and Asset Allocation Funds, these Funds will indirectly bear the fees of the Select Funds, which include investment advisory fees paid to the Adviser.

110	GuideStone Funds

An investor may invest directly in the Select Funds. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Select Funds instead of in the Date Target and Asset Allocation Funds. However, an investor who chooses to invest directly in the Select Funds would not receive the asset allocation and rebalancing services provided by the Adviser.

Portfolio turnover: Portfolio turnover measures how frequently securities held by a mutual fund are bought and sold. Portfolio turnover rates for the Funds may be somewhat higher than the rates of other similar mutual funds that have a single manager. Each of the Funds’ Sub-Advisers makes decisions to buy or sell securities independently from other Sub-Advisers based on the Sub-Adviser’s adherence to its stated investment strategies, as directed by the Adviser, and compliance with the relevant Fund’s investment objective, policies and limitations. When a Fund replaces a Sub-Adviser the new Sub-Adviser may restructure the portfolio account. In addition, portfolio turnover may be attributable to a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. Higher portfolio turnover rates may result in higher levels of realized gains or losses and/or may increase expenses. Tax effects and trading costs associated with portfolio turnover may result in lower investment returns. For the last fiscal year, the annual portfolio turnover rate for the Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund and Small Cap Equity Fund exceeded 100%. Additional information on the Funds’ portfolio turnover can be found in the section entitled “Financial Highlights.”

U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds: The Money Market Fund is currently participating in the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). As of the date of this Prospectus, the Program will run through September 18, 2009.

The Program is designed to protect shareholders of the Money Market Fund as of September 19, 2008, against the risk of loss in the event that the Money Market Fund cannot maintain a $1.00 NAV. Recovery under the Program would require the Money Market Fund to liquidate if the Money Market Fund’s NAV per share falls below $0.995 (“Guarantee Event”) unless the Guarantee Event is cured within a specified time. The coverage is limited to the amount of shares held as of September 19, 2008. If shares are sold prior to the date the Guarantee Event is triggered, then the shares covered by the Program will be the lesser of (i) the amounts held in the Money Market Fund as of close of business on September 19, 2008; or (ii) the amounts held in the Money Market Fund on the date the Guarantee Event is triggered. The Program does not provide any coverage for any increase in the number of shares held in an account after September 19, 2008 or for new shareholders who open accounts in the Money Market Fund after September 19, 2008, by direct purchase, exchange or other means.

The fee paid to the Treasury to participate in the initial three-month stage of the Program, which expired on December 18, 2008, was 0.01% of the outstanding shares of the Money Market Fund as of September 19, 2008, the fee paid to continue to participate in the Program until April 30, 2009 was 0.015% of the outstanding shares of the Money Market Fund as of September 19, 2008 and the fee paid to continue to participate in the Program until September 18, 2009 was 0.015% of the outstanding shares of the Money Market Fund as of September 19, 2008. The fees were borne by the Money Market Fund without regard to any expense limitation currently in effect for the Money Market Fund.

Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment.

Additional information about the Program is available at www.ustreas.gov. Neither this Prospectus nor the Fund itself are in any manner approved, endorsed, sponsored or authorized by the Treasury.

Prospectus	111

Management of the Funds

Adviser

What is a manager of managers?

The Adviser does not make the day-to-day investment decisions for the Select Funds. Rather, it retains the services of experienced investment management firms (the Sub-Advisers) to do so. The Adviser continuously monitors the performance of these Sub-Advisers and allocates the assets of each Select Fund among them.

GuideStone Capital Management, an affiliate of GuideStone Financial Resources, is located at 2401 Cedar Springs Road, Dallas, TX 75201-1498 and serves as the Adviser to the Funds, under its Advisory Agreement with the Trust and subject to the supervision of the Board of Trustees. The Adviser allocates each Date Target Fund’s and each Asset Allocation Fund’s investments among all or some of the Select Funds. With respect to the Select Funds, the Adviser is a “manager of managers,” continually monitoring the performance and operations of the Sub-Advisers and the allocation of the assets of each Select Fund among them. The Adviser oversees each Sub-Adviser’s adherence to its stated investment strategies and compliance with the relevant Fund’s investment objective, policies and limitations. The Adviser recommends to the Board of Trustees the hiring or changing of Sub-Advisers. Changes are made in a Select Fund’s Sub-Advisers only when approved by the Board of Trustees. The Trust has been granted an order from the SEC to allow the change of Sub-Advisers and Sub-Advisory Agreements without shareholder approval, provided that shareholders of the applicable Select Fund will be notified of such change within 90 days. Changes in a Fund’s sub-advisory arrangements may result in increased transaction costs due to restructuring of the Fund’s portfolio, which may negatively affect the Fund’s performance. A discussion regarding the basis for the approval of the Advisory and Sub-Advisory Agreements by the Board of Trustees is available in the Semi-Annual Report dated June 30, 2008 and the Annual Report dated December 31, 2008.

GuideStone Financial Resources was established in 1918 and exists to assist churches and other ministry organizations by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. During the fiscal year ended December 31, 2008, each Fund paid monthly aggregate management fees to the Adviser and its respective Sub-Advisers at the following annual percentage rate of its average daily net assets:

Fund	Management Fee
MyDestination 2005 Fund	0.10%(1)
MyDestination 2015 Fund	0.10%(1)
MyDestination 2025 Fund	0.10%(1)
MyDestination 2035 Fund	0.10%(1)
MyDestination 2045 Fund	0.10%(1)
Conservative Allocation Fund	0.10%(1)
Balanced Allocation Fund	0.10%(1)
Growth Allocation Fund	0.10%(1)
Aggressive Allocation Fund	0.10%(1)
Conservative Allocation Fund I	0.10%(1)
Balanced Allocation Fund I	0.10%(1)
Growth Allocation Fund I	0.10%(1)
Aggressive Allocation Fund I	0.10%(1)
Money Market Fund	0.16%
Low-Duration Bond Fund	0.34%
Medium-Duration Bond Fund	0.41%
Extended-Duration Bond Fund	0.46%
Global Bond Fund	0.45%
Equity Index Fund	0.15%
Real Estate Securities Fund	0.89%
Value Equity Fund	0.63%
Growth Equity Fund	0.84%
Small Cap Equity Fund	0.95%
International Equity Fund	0.94%

(1)	In addition, the Date Target Funds and the Asset Allocation Funds indirectly bear their proportionate share of the management fee and other expenses of the underlying Select Funds.

112	GuideStone Funds

The Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses as disclosed in the Fees and Expenses table in the “Principal Risks” section for each Fund. This contractual waiver and reimbursement applies to direct Fund operating expenses only and does not include interest, taxes, brokerage commissions and extraordinary expenses. Should it be needed, the contractual waiver and expense reimbursement will remain in place until April 30, 2010 for each Fund. Pursuant to this arrangement, the Adviser may be reimbursed for expenses previously waived or reimbursed within three years of such waiver or reimbursement. The amount of the reimbursement may not exceed the expense limitation in place during the year in which the waiver or reimbursement was originally incurred.

GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of each Fund’s shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires shareholder approval.

Prospectus	113

Sub-Advisers

What is a Sub-Adviser?

Each Sub-Adviser makes the day-to-day investment decisions for the Select Fund’s assets that it manages, subject to the supervision of the Adviser and the Board of Trustees. Each Sub-Adviser continuously reviews, supervises and administers its own investment program.

Below is a list of each Select Fund’s Sub-Advisers and their staff who are jointly and primarily responsible for the day-to-day management of the Select Funds’ assets. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Funds can be found in the SAI.

Money Market Fund:

BlackRock Institutional Management Corporation (“BIMC”), 100 Bellevue Parkway, Wilmington, Delaware 19809:  BIMC is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with $1.31 trillion in assets under management as of December 31, 2008. BlackRock is affiliated with PFPC Distributors, Inc., the Funds’ underwriter, and PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing Inc.”), which provides transfer agency and administration and accounting services to the Trust. BlackRock, PNC Global Investment Servicing Inc. and PFPC Distributors, Inc. are all affiliated with The PNC Financial Services Group, Inc.

Low-Duration Bond Fund:

BlackRock Financial Management, Inc. (“BFM”), 40 East 52nd Street, New York, New York 10022:  BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with $1.31 trillion in assets under management as of December 31, 2008. The Low-Duration Bond Fund portfolio account is managed by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibility: Scott Amero, Stuart Spodek and Thomas F. Musmanno, CFA. BFM’s resources include over 100 portfolio managers and approximately 50 research analysts dedicated to fixed-income. The fixed-income team, using an approach that leverages the individual expertise of the team members, will manage an assigned portion of the Low-Duration Bond Fund utilizing BFM’s risk management analytics to regularly evaluate the composition of the Low-Duration Bond Fund. Messrs. Amero, Spodek and Musmanno are senior members of the firm, and Messrs. Amero and Spodek have each been with BlackRock for over ten years. Mr. Amero has served as a Vice Chairman of BFM since 2007 and is BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed-income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a Director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust. Mr. Spodek has served as a Managing Director of BFM since 2002 and is co-head of U.S. Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed-income portfolios, with a sector emphasis on global government bonds, derivative instruments and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock’s Portfolio Management Group and became a portfolio manager in 1995. Mr. Musmanno is a Director of BFM (since 2006) and is a Senior Portfolio Manager for LIBOR and short duration mandates. He was a Director of Merrill Lynch Investment Managers (“MLIM”) from 2004 to 2006, Vice President of MLIM from 1996 to 2004, Derivatives and Structured Products Specialist with MLIM from 2000 to 2006 and a Portfolio Manager with MLIM from 1996 to 2006.

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92260:  PIMCO, an institutional money management firm, was founded in 1971 to provide

114	GuideStone Funds

specialty management of fixed-income portfolios. PIMCO was one of the first investment managers to specialize in fixed-income and has successfully managed a total return strategy on behalf of clients since the 1970s. PIMCO had assets under management as of December 31, 2008 of approximately $747 billion. Chris Dialynas is a Managing Director, portfolio manager and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas implements the investment programs of the Low-Duration Fund’s portfolio account as set forth in the prospectus and stated guidelines. Mr. Dialynas makes investment decisions on behalf of the portfolio in accordance with the investment objectives, policies and restrictions, based on available research and statistical data, and supervises the acquisition and disposition of investments. In effort to achieve the investment objectives of each portfolio, PIMCO makes forecasts regarding domestic and world economies and decisions with regard to asset allocation which are utilized by each portfolio manager. Mr. Dialynas is responsible for the day-to-day management of an assigned portion of the Low-Duration Bond Fund.

Payden & Rygel, 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071:  Payden & Rygel is one of the largest global independent investment managers in the United States, with over $45 billion in assets under management as of December 31, 2008. Founded in 1983, the firm is a leader in the active management of fixed-income and equity portfolios for a diversified client base. Payden & Rygel advises corporations, foundations and endowments, pension plans, public funds and individual investors on their overall investment strategies. The Investment Policy Committee (“IPC”), comprised of managing principals averaging 17-year tenure with the firm, oversees the investment process. The firm manages an assigned portion of the Low-Duration Bond Fund utilizing a team approach that exploits the collective wisdom of a highly qualified group of professionals. The team consists of James P. Sarni, Managing Principal, Mary Beth Syal, Managing Principal, and Joyce A. Horn, Principal and Senior Portfolio Manager. The team, under the direction of the firm’s IPC, has 100% discretion over the day-to-day management of the Low-Duration Bond Fund portfolio account. Mr. Sarni, member of the IPC and Director of the Global Strategy Committee, and Ms. Syal, member of the IPC and Director of the Short Strategies Group, develop a portfolio structure that reflects both the macro mandates of the IPC and the securities that are available in the market. Together with the IPC, Mr. Sarni and Ms. Syal have discretion over major decisions such as duration or portfolio sector weights. The Short Strategies Group, under the direction of Ms. Syal, implements the policy approved by the IPC within the context of individual client guidelines. Ms. Syal, supported by sector specialists, has the authority to pick individual securities within the authorized allocations for the Low-Duration Bond Fund. Ms. Syal reviews all portfolio holdings on a regular basis. Ms. Horn’s primary role focuses on client related issues when structuring portfolios. As such, she is the main contact with the client. Ms. Horn is responsible for identifying and communicating clients’ objectives, constraints, risk tolerances and time horizons to the strategy group. Because the firm believes client issues are as important as market issues, the interchange between portfolio managers and portfolio strategists is critical. Ms. Horn reviews all portfolio holdings on a regular basis. Each member of the team has been employed with Payden & Rygel for more than five years.

Medium-Duration Bond Fund:

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005:  GSAM serves as Sub-Adviser to an assigned portion of the Medium-Duration Bond Fund. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”’), served as the Sub-Adviser for an assigned portion of the Medium-Duration Bond Fund. Thereafter, GSAM assumed Goldman Sachs sub-advisory responsibilities to the Medium-Duration Bond Fund. As of December 31, 2008, GSAM, along with other units of the Investment Management Division, had approximately $690.7 billion in assets under management. The portfolio management team consists of Jonathan Beinner, Managing Director and Chief Investment Officer, Thomas J. Kenny, James B. Clark, Thomas D. Teles, Andrew F. Wilson, Jim Cielinski, Iain Lindsay and Philip Moffit. Messrs. Beinner and Kenney are co-heads of the U.S. and Global Fixed Income Team. Mr. Beinner holds the positions of Managing Director and Chief Investment Officer, and Messrs. Kenny, Clark, Teles, Wilson, Cielinski and Moffit and Dr. Lindsay each hold the position of Managing Director. Each member of the team has been with GSAM for more than five years and has managed the assets of the Medium-Duration Bond Fund since inception, except Mr. Teles and Dr. Lindsay.

Prospectus	115

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92260:  PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed-income portfolios. PIMCO was one of the first investment managers to specialize in fixed-income and has successfully managed a total return strategy on behalf of clients since the 1970s. PIMCO had assets under management as of December 31, 2008 of approximately $747 billion. Chris Dialynas is a Managing Director, portfolio manager and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas implements the investment programs of the Medium-Duration Bond Fund’s portfolio account as set forth in the prospectus and stated guidelines. Mr. Dialynas makes investment decisions on behalf of the portfolio in accordance with the investment objectives, policies and restrictions, based on available research and statistical data, and supervises the acquisition and disposition of investments. In effort to achieve the investment objectives of each portfolio, PIMCO makes forecasts regarding domestic and world economies and decisions with regard to asset allocation which are utilized by each portfolio manager. Mr. Dialynas is responsible for the day-to-day management of an assigned portion of the Medium-Duration Bond Fund.

Western Asset Management Company (“Western”), 385 East Colorado Boulevard, Pasadena, California 91101:  Western has been managing fixed-income assets since 1971. As of December 31, 2008, Western managed $513.3 billion in assets that span the yield curve and globe. Western utilizes a team-based approach to portfolio management, bringing the expertise of all of the firm’s sector specialists as guidelines allow, to all portfolios. Western’s Investment Strategy Group sets policy for an assigned portion of the Medium-Duration Bond Fund, with that policy implemented by the portfolio team. S. Kenneth Leech, Chief Investment Officer, and Stephen A. Walsh, Deputy Chief Investment Officer, are responsible for the day-to-day strategic oversight of the Medium-Duration Bond Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Medium-Duration Bond Fund invests. Messrs. Leech and Walsh are involved in the management of all the firm’s portfolios, but they are not solely responsible for particular portfolios. With respect to the Medium-Duration Bond Fund and other client accounts with a similar objective, Edward A. Moody, Carl L. Eichstaedt and Mark S. Lindbloom provide specialized expertise and oversight. Messrs. Moody, Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. Messrs. Leech, Walsh, Moody and Eichstaedt have been employed as Portfolio Managers for Western for the past five years. Mr. Lindbloom has been employed as a Portfolio Manager for Western since 2005. Prior to joining Western, Mr. Lindbloom was employed as a Portfolio Manager for Citigroup Asset Management for nine years. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Western Asset Management Company Limited (“WAMCL”), 155 Bishopsgate, London, EC 2M3XG, United Kingdom:  WAMCL managed approximately $66.7 billion in assets as of December 31, 2008. WAMCL utilizes a team based approach to portfolio management to manage an assigned portion of the Medium-Duration Bond Fund’s investments in obligations denominated in currencies other than the U.S. dollar. S. Kenneth Leech, Chief Investment Officer, and Stephen A. Walsh, Deputy Chief Investment Officer, are responsible for the strategic oversight of the Medium-Duration Bond Fund’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Medium-Duration Fund invests. Messrs. Leech and Walsh are involved in the management of all the firm’s portfolios, but they are not solely responsible for particular portfolios. Detlev Schlichter, Portfolio Manager, is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. WAMCL’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. Messrs. Leech, Walsh and Schlichter have been employed with WAMCL for more than five years. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

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Extended-Duration Bond Fund:

Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111:  Established in 1926, Loomis manages approximately $106 billion in fixed-income and equity assets for institutional, high net worth and mutual fund clients as of December 31, 2008. Daniel J. Fuss, CFA, CIC, serves as portfolio manager to an assigned portion of the Extended-Duration Bond Fund. With over 49 years in the investment industry, Mr. Fuss has been with Loomis since 1976 and holds the positions of Executive Vice President and Vice Chairman.

STW Fixed Income Management Ltd. (“STW”), 6815 Carpinteria Avenue, Carpinteria, California 93013:  STW has been a specialty bond manager since 1977. For the first eight years, the firm operated as the separate fixed-income division of Starbuck, Tisdale and Williams, doing business as STW Fixed Income Management. In 1985, STW became a stand alone company. Investment grade fixed-income management is the firm’s only business, and assets under management as of December 31, 2008 were approximately $9.5 billion. Investment decisions for STW’s portion of the Extended-Duration Bond Fund are made by the portfolio management team. The team consists of William H. Williams, Edward H. Jewett, Richard A. Rezek, Jr., CFA, Andrew B.J. Chorlton, CFA and Neil G. Sutherland, CFA. Messrs. Williams and Jewett have been portfolio managers of the Extended-Duration Bond Fund since inception. Mr. Williams serves as Principal, Portfolio Manager, Chief Executive Officer and Chief Investment Officer, and Mr. Jewett serves as a Principal and Portfolio Manager. Mr. Rezek, Principal and Portfolio Manager, has been with STW for more than five years. Mr. Chorlton joined STW in July 2007 as Vice President and Portfolio Manager. Prior to that, Mr. Chorlton was Senior Investment Manager at AXA Investment Managers where he worked for six years. Mr. Sutherland joined STW in November 2008 as Vice President and Portfolio Manager. Prior to joining STW, Mr. Sutherland was Senior Fixed Income Manager at AXA Investment Managers where he worked for seven years. Portfolio management, research and trading are performed by the same team as an integrated function. All portfolio managers are jointly and primarily responsible for the day-to-day management of an assigned portion of the Extended-Duration Bond Fund.

Global Bond Fund:

Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111:  Established in 1926, Loomis manages approximately $106 billion in fixed-income and equity assets for institutional, high net worth and mutual fund clients as of December 31, 2008. Daniel J. Fuss, CFA, CIC, Kathleen C. Gaffney, CFA, Matthew J. Eagan, CFA and Elaine Stokes have primary responsibility for the day-to-day management of Loomis’ portion of the Global Bond Fund. Mr. Fuss, Executive Vice President and Chairman, serves as a portfolio manager, has over 49 years in the investment industry and has been with Loomis since 1976. Kathleen C. Gaffney, CFA, assists Mr. Fuss as a portfolio manager, has been with Loomis since 1984 and has over 23 years of experience in the investment industry. Matthew J. Eagan, CFA, serves as associate portfolio manager, has been with Loomis since 1997 and has over 18 years of investment industry experience. Elaine M. Stokes serves as associate portfolio manager, has been with Loomis since 1988 and has over 20 years of investment industry experience. Mses. Gaffney and Stokes and Mr. Eagan each hold a position of Vice President. The associate portfolio managers are actively involved in formulating overall strategy for Loomis’ portion of the Global Bond Fund but are not the primary decision makers.

Western Asset Management Company (“Western”), 385 East Colorado Boulevard, Pasadena, California 91101:  Western has managed fixed-income assets since 1971. As of December 31, 2008, Western managed $513.3 billion in assets. A team of investment professionals at Western, led by S. Kenneth Leech, Chief Investment Officer, Stephen A. Walsh, Deputy Chief Investment Officer, Detlev Schlichter and Ian Edmonds, both hold the position of Portfolio Manager, manages an assigned portion of the Global Bond Fund. Messrs. Leech, Walsh and Schlichter have been employed with Western for the past five years. The Global Bond Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Messrs. Leech and Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the Global Bond Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Global Bond Fund invests. Messrs. Schlichter and

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Edmonds are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions, particularly with respect to investments made on behalf of the Global Bond Fund in obligations denominated in currencies other than the U.S. dollar. Western’s affiliate, Western Asset Management Company Limited, primarily provides services in such investments. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Western Asset Management Company Limited (“WAMCL”), 155 Bishopsgate, London, EC 2M3XG, United Kingdom:  WAMCL manages approximately $66.7 billion in assets as of December 31, 2008. WAMCL utilizes a team based approach to portfolio management to manage an assigned portion of the Global Bond Fund’s investments in obligations denominated in currencies other than the U.S. dollar. The Global Bond Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Chief Investment Officer, and Stephen A. Walsh, Deputy Chief Investment Officer, serve as co-team leaders responsible for strategic oversight of the Global Bond Fund’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Global Bond Fund invests. Paul Wynn, Portfolio Manager, Detlev Schlichter, Portfolio Manager, and Ian Edmonds, Portfolio Manager/Research Analyst, are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech, Walsh, Schlichter, Edmonds and Wynn have been employed with WAMCL for more than five years. WAMCL’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Equity Index Fund:

Northern Trust Investments, N.A. (“NTI”), 50 South LaSalle Street, Chicago, Illinois 60603:  NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2008, NTI and affiliates had assets under custody of $3.0 trillion and assets under investment management of $575.5 billion. NTI uses a quantitative management approach to manage an assigned portion of the Equity Index Fund. The team consists of Brent D. Reeder, Lucia A. Johnston and Christopher J. Jaeger. Mr. Reeder holds the position of Senior Vice President, and Mr. Jaeger and Ms. Johnston each hold the position of Vice President. Each member of the team has been with the firm over five years. Each member of the team is jointly responsible for the day-to-day management of the Equity Index Fund portfolio account.

Real Estate Securities Fund:

RREEF America L.L.C. (“RREEF”), 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611:  Founded in 1975, RREEF manages $75.4 billion in total North American assets as of December 31, 2008. John Vojticek, Managing Director and Portfolio Manager, is Head of the North America Real Estate Securities Group. Assisting Mr. Vojticek are Jerry Ehlinger, Managing Director and Portfolio Manager, and Asad Kazim, Director and Portfolio Manager, who make up the Portfolio Management Team. Mr. Vojticek rejoined RREEF in 2004 and has 11 years of experience in real estate securities. Prior to rejoining RREEF, Mr. Vojticek was a Principal at KG Redding and Associates from March 2004 to August 2004. Prior to joining RREEF in 2004, Mr. Ehlinger was a Senior Vice President at Heitman Real Estate Investment Management

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for four years. Mr. Kazim has been with the firm for more than five years. The Portfolio Management Team is responsible for the day-to-day operations of an assigned portion of the Real Estate Securities Fund; however, Mr Vojticek has the ultimate responsibility for the Real Estate Securities Fund’s portfolio account.

Value Equity Fund:

Aronson+Johnson+Ortiz, LP (“AJO”), 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102:  AJO is a value-oriented, quantitative U.S. equity manager, founded in 1984. AJO currently manages $15.9 billion for 99 clients as of December 31, 2008. AJO’s portion of the Value Equity Fund is managed by a seven-member team of portfolio managers. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Martha E. Ortiz and R. Brian Wenzinger, each of whom is a Principal and has been employed by AJO for the past five years. Each member of the team is jointly and primarily responsible for the day-to-day operations of an assigned portion of the Value Equity Fund.

Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”), JP Morgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201:  BHMS was founded in 1979 to manage large capitalization equities for a limited number of institutional clients. Assets under management total $44.6 billion as of December 31, 2008 in international, large, mid and small cap value equities, as well as fixed-income securities. BHMS’ strategy is a team-oriented value approach utilizing fundamental research to construct portfolios. The equity portfolio managers and analysts team assist in research and making recommendations; however, Ray Nixon, Jr., Principal, has final discretion and authority on the Value Equity Fund’s portfolio account. With 32 years of investment experience and 14 of those with BHMS, Mr. Nixon is the lead portfolio manager of BHMS’ assigned portion of the Value Equity Fund.

Northern Trust Investments, N.A. (“NTI”), 50 South LaSalle Street, Chicago, Illinois 60603:  NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2008, NTI and affiliates had assets under custody of $3.0 trillion and assets under investment management of $575.5 billion. NTI uses a quantitative management approach to manage an assigned portion of the Value Equity Fund. The team consists of Brent D. Reeder, Lucia A. Johnston and Christopher J. Jaeger. Mr. Reeder holds the position of Senior Vice President, and Mr. Jaeger and Ms. Johnston each hold the position of Vice President. Each member of the team has been with the firm over five years. Each member of the team is jointly responsible for the day-to-day management of the Value Equity Fund’s portfolio account.

TCW Investment Management Company (“TCW”), 1251 Avenue of the Americas, Suite 4700, New York, New York 10020:  Established in 1971, TCW’s primary business is the provision of investment management services. TCW specializes in the management of taxable and tax-exempt pools of capital for pension and profit sharing funds, retirement/health and welfare funds, public employee retirement funds, financial institutions, endowments and foundations as well as foreign investors. The firm also provides investment management services to individuals and manages a full line of no-load mutual funds. As of December 31, 2008, TCW had approximately $103 billion in assets under management. Diane Jaffee, CFA, Senior Portfolio Manager and Group Managing Director, conducts the day-to-day management of an assigned portion of the Value Equity Fund and has sole discretion over all buy/sell decisions. Ms. Jaffee has 26 years of experience and has been managing assets in TCW’s New York office for eight of her 13 years with the firm.

Growth Equity Fund:

Columbus Circle Investors (“CCI”), Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902:  Founded in 1975, CCI is a bottom-up, growth-oriented equity manager and specializes in the

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management of discretionary accounts for a variety of organizations, including corporate, public, Taft-Hartley, endowment/foundations and healthcare institutions. As of December 31, 2008, CCI had assets under management of approximately $10.4 billion. CCI utilizes a growth-oriented investment philosophy of “positive momentum and positive surprise” which strives to invest in good companies getting stronger and companies whose fundamentals are exceeding investor expectations. Anthony Rizza, CFA, Senior Managing Director and Portfolio Manager, is responsible for the day-to-day management of an assigned portion of the Growth Equity Fund. Mr. Rizza has been with CCI since 1991 and has 20 years of experience.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, Colorado 80202:  Marsico has been a registered investment adviser since September 1997. The firm provides investment services to mutual funds and private accounts and currently manages approximately $55.6 billion in assets as of December 31, 2008. Thomas F. Marsico is the founder, Chief Executive Officer and Chief Investment Officer and is responsible for the management of an assigned portion of the Growth Equity Fund. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Rainier Investment Management, Inc.® (“Rainier”), 601 Union Street, Suite 2801, Seattle, Washington 98101:  Although incorporated in 1989, Rainier’s origin extends back to 1973 through predecessor organizations. As of December 31, 2008, Rainier had assets under management of approximately $16.2 billion. The firm provides investment management services almost exclusively to institutional investors, including public sector, deferred compensation and 401(k) plans and sub-advisory clients. Equity management functions are vertically integrated with equity managers controlling the research and portfolio management processes. Rainier uses a team approach to manage an assigned portion of the Growth Equity Fund. The team is led by James Margard, CFA and includes Daniel Brewer, CFA, Mark Broughton, CFA, Mark Dawson, CFA and Peter Musser, CFA. Mr. Margard holds the positions of Principal, Chief Investment Officer and Director of Equity Management. Messrs. Brewer, Broughton, Dawson and Musser each hold the positions of Principal and Senior Equity Portfolio Manager. Each member of the team has more than five years of experience with Rainier.

Sands Capital Management, LLC (“Sands”), 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209:  Sands has been managing assets since being founded in 1992. Sands has approximately $8.4 billion in assets under management as of December 31, 2008. The firm manages assets utilizing a large capitalization growth equity strategy. The investment team is led by Frank M. Sands, Jr., CFA, as Chief Investment Officer (“CIO”) and includes David E. Levanson, CFA, Senior Research Analyst, Senior Portfolio Manager and Director of U.S. Mutual Funds. Each has been with Sands for more than five years. Mr. Sands became the Chief Executive Officer and CIO of Sands effective September 5, 2008 and is responsible for the ultimate decisions made on an assigned portion of the Growth Equity Fund. Mr. Levanson is responsible for day-to-day management of the Growth Equity Fund’s portfolio account and the investment of daily cash flows.

Small Cap Equity Fund:

Aronson+Johnson+Ortiz, LP (“AJO”), 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102:  AJO is a value-oriented, quantitative U.S. equity manager, founded in 1984. AJO currently manages $15.9 billion for 99 clients as of December 31, 2008. AJO’s portion of the Small Cap Equity Fund is managed by a seven-member team of portfolio managers. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Martha E. Ortiz and R. Brian Wenzinger, each of whom is a Principal and has been employed by AJO for the past five years. Each member of the team is jointly and primarily responsible for the day-to-day operations of an assigned portion of the Small Cap Equity Fund.

Columbus Circle Investors (“CCI”), Metro Center, One Station Place, Stamford, Connecticut 06902:  Founded in 1975, CCI is a bottom-up, growth-oriented equity manager and specializes in the management of discretionary accounts for a variety of organizations, including corporate, public, Taft-Hartley, endowment/foundations and healthcare institutions. As of December 31, 2008, CCI had assets under management of approximately $10.4 billion. CCI utilizes a growth-oriented investment philosophy of “positive momentum and positive surprise” which strives to invest in good companies getting stronger and

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companies whose fundamentals are exceeding investor expectations. Clifford G. Fox, CFA, Senior Managing Director and Portfolio Manager, is responsible for the day-to-day management of an assigned portion of the Small Cap Equity Fund. Mr. Fox has been with CCI since 1992 and has 26 years of experience.

Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, New Jersey 07302:  Lord Abbett is a private, independent money management company founded in 1929, with assets under management of $70 billion as of December 31, 2008. The day-to-day management of the portion of the Small Cap Equity Fund assigned to Lord Abbett is conducted solely by Michael T. Smith, Partner and Director. Mr. Smith has been employed with Lord Abbett since 1997.

TimesSquare Capital Management, LLC (“TSCM”), 1177 Avenue of the Americas, 39th Floor, New York, New York 10036:  TSCM is a registered investment adviser with a focus on institutional clients. The firm, which was formed in November 2004 to succeed the growth equity investment advisory business of the firm’s predecessor, TimesSquare Capital Management, Inc. had assets under management of $7.4 billion as of December 31, 2008. TSCM integrates a highly experienced team of investment specialists and time-tested strategies, driven by internally generated research, into one dynamic organization. Grant Babyak, Chief Executive Officer and Portfolio Manager, and Kenneth Duca, Director and Portfolio Manager/Analyst, are jointly and primarily responsible for an assigned portion of the Small Cap Equity Fund. They have been with TSCM for eight years and have over 20 and 18 years investment experience, respectively. Assisting Messrs. Babyak and Duca are Ian Anthony Rosenthal, Andrew Galligan, Weidong Huang, Keith Ferguson, Michael Russell, Mark Grzymski and Seth Bienstock. Messrs. Babyak and Duca are responsible for small cap growth investments. Mr. Rosenthal is a generalist on the small cap growth team. Mr. Galligan is responsible for investments in the semiconductor, software, internet and machinery sectors. Dr. Huang is responsible for biotechnology, pharmaceuticals, medical devices and the health care services sectors. Mr. Russell is responsible for investments in the consumer products, media and marketing services sectors. Mr. Ferguson is responsible for the communications, data networking, data storage, lodging and transportation sectors. Mr. Grzymski is responsible for the industrials and materials and processing sectors. Mr. Bienstock is responsible for the financial services sector.

Western Asset Management Company (“Western”), 385 East Colorado Boulevard, Pasadena, California 91101:  As of December 31, 2008, Western managed $513.3 billion in assets that span the yield curve and globe. Western utilizes a team-based approach to portfolio management, bringing the expertise of all of the firm’s sector specialists as guidelines allow, to all portfolios. Western’s Investment Strategy Group sets policy for an assigned portion of the Small Cap Equity Fund, with that policy implemented by the portfolio team. S. Kenneth Leech, Chief Investment Officer, and Stephen A. Walsh, Deputy Chief Investment Officer, are responsible for the day-to-day strategic oversight of the Small Cap Equity Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Small Cap Equity Fund invests. Messrs. Leech and Walsh are involved in the management of all the firm’s portfolios, but they are not solely responsible for particular portfolios. With respect to the Small Cap Equity Fund and other client accounts with a similar objective, Edward A. Moody, Carl L. Eichstaedt and Mark S. Lindbloom provide specialized expertise and oversight. Messrs. Moody, Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. Messrs. Leech, Walsh, Moody and Eichstaedt have been employed as Portfolio Managers for Western for the past five years. Mr. Lindbloom has been employed as a Portfolio Manager for Western since 2005. Prior to joining Western, Mr. Lindbloom was employed as a Portfolio Manager for Citigroup Asset Management for nine years. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Western Asset Management Company Limited (“WAMCL”), 155 Bishopsgate, London, EC 2M3XG, United Kingdom:  WAMCL manages approximately $66.7 billion in assets as of December 31, 2008. WAMCL utilizes a team based approach to portfolio management to manage an assigned portion of the Small Cap

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Equity Fund’s investments in obligations denominated in currencies other than the U.S. dollar. S. Kenneth Leech, Chief Investment Officer, and Stephen A. Walsh, Deputy Chief Investment Officer, are responsible for strategic oversight of the Small Cap Equity Fund’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Small Cap Equity Fund invests. Messrs. Leech and Walsh are involved in the management of all the firm’s portfolios, but they are not solely responsible for particular portfolios. Detlev Shlichter, Portfolio Manager, is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech, Walsh and Schlichter have been employed with WAMCL for more than five years. WAMCL’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

International Equity Fund:

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, 35th Floor, New York, New York 10105:  AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2008, AllianceBernstein had assets of approximately $462 billion under management. The Alliance Emerging Markets Growth Portfolio Oversight Group, which is responsible for management of all AllianceBernstein’s Emerging Markets Growth accounts, manages an assigned portion of the International Equity Fund. The Emerging Markets Growth Portfolio Oversight Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. The five members of the team with the most significant responsibility for the day-to-day management of the International Equity Fund’s portfolio account are: Stephen Beinhacker, Senior Vice President and Chief Investment Officer; Richard Chow, Senior Vice President, Director of China Research, Research Analyst and Chief Representative of AllianceBernstein Limited Shanghai Representative Office; Michael Levy, Senior Vice President and Portfolio Manager; Jean Van de Walle, Senior Vice President and Portfolio Manager; and Sanem Bilgin, Director of Research. Each of the portfolio managers has been with the firm for over five years.

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830:  AQR is an investment management firm employing a disciplined multi-asset, global research process. Investment decisions are made using a series of global asset allocation, arbitrage and security selection models and implemented using proprietary trading and risk-management systems. AQR’s systematic and disciplined process is essential to achieve long-term success in investment and risk management. The principals of the firm have been pursuing this research since the late 1980s and have been implementing this research in one form or another since 1993. The research of AQR’s principals is internationally renowned and has resulted in numerous published papers in a variety of professional journals since 1991. The firm’s founding principals, Clifford S. Asness, Ph.D., David G. Kabiller, CFA, Robert J. Krail and John M. Liew, Ph.D., and several colleagues founded AQR in January 1998. As of December 31, 2008, AQR managed approximately $18.5 billion across a series of investment products for some of the largest institutional investors from the United States, Europe, Asia and Australia. Doctors Asness and Liew are jointly and primarily responsible for the day-to-day management of an assigned portion of the International Equity Fund.

Genesis Asset Managers, LLP (“Genesis”), P.O. Box 475 Barclays Court, Les Echelons, St. Peter Port, Guernsey, GYI 6 BA, Channel Islands:  Genesis is a Delaware LLP, and the firm’s predecessor entity was formed in 1989. Genesis specializes in the investment management of institutional funds in emerging markets. As of December 31, 2008, the Genesis Group had assets of $11.4 billion under management. A team of country, sector and industry specialists within the Genesis Group makes investment decisions for an assigned portion of the International Equity Fund. The Portfolio Coordination Team, responsible for optimizing client portfolios in terms of return and risk, consists of Karen Yerburgh, Chief Executive Officer, Managing Partner and Principal, Evgeny Kuznetsov, Principal, and Andrew Elder, Principal. Each member of the team has been

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with Genesis for more than five years. Ms. Yerburgh shares responsibility for investments in India and Indonesia. Mr. Kuznetsov shares responsibility for investments in China, Russia and Turkey and is also responsible for the telecoms sector. Mr. Elder shares responsibility for investments in Brazil, Malaysia, Taiwan, South Africa and Turkey as well as in the media and pulp/paper sectors. Genesis manages all client portfolios on a team basis, and each member of the team is jointly and primarily responsible for the day-to-day management of the International Equity Fund portfolio account.

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, 59th Floor New York, New York 10112:  Lazard has provided investment advisory services for over 30 years. Lazard utilizes a team-based approach to portfolio management coupled with a global infrastructure to deliver strong and consistent performance over time. As of December 31, 2008, Lazard had assets of approximately $79.8 billion under management. The Global Quantitative Equity Team’s approach to managing the assigned portion of the International Equity Fund is a bottom-up, developed market strategy using a multi-factor quantitative model. Paul Moghtader, CFA and Craig Scholl, CFA are responsible for the day-to-day management of the International Equity Fund, and both hold the positions of Director and Portfolio Manager/Analyst. Mr. Moghtader leads the team and is responsible for research and programming with a small cap portfolio management concentration. His geographical responsibility is Europe. Prior to joining Lazard in December 2007, Mr. Moghtader was Head of the Global Active Equity Team and a Senior Vice President at State Street Global Advisors, where he had been employed since 1997. Mr. Scholl is responsible for research concentrating in global and extension portfolios, and his geographic responsibility is general. Prior to joining Lazard in December 2007, Mr. Scholl was a Senior Portfolio Manager on the Global Active Equity Team at State Street Global Advisors, where he had been employed since 2000.

McKinley Capital Management, LLC (“McKinley Capital”), 3301 C Street, Suite 500, Anchorage, Alaska 99503:  A team of investment professionals led by Robert B. Gillam, Chief Executive Officer and President, manages an assigned portion of the International Equity Fund. The team consists of Mr. Gillam, Robert A. Gillam, Chief Investment Officer, Greg Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner, Paul Hanson and Forrest Badgley, each of whom are responsible for all aspects of the day-to-day decisions regarding investments. Messrs. Gillam, Gillam, Samorajski, Parke, Lien, Rinner and Hanson have each been employed by McKinley Capital for at least nine years, and Mr. Badgley has been with the firm for five years. Messrs. Samorajski, Parke, Lien, Rinner, Hanson and Badgley each hold the position of Portfolio Manager.

MFS Institutional Advisors, Inc. (“MFSI”), 500 Boylston Street, Boston, Massachusetts 02116:  MFSI, a subsidiary of Massachusetts Financial Services Company (“MFS”), was created in 1970 and registered as an adviser under the Investment Advisers Act of 1940, as amended, in 1994. MFS is America’s oldest mutual fund organization. MFS and the firm’s predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a global investment firm managing equity and fixed-income assets for institutional and individual investors worldwide. As of December 31, 2008, net assets under management of the MFS organization were approximately $127.6 billion. Barry Dargan, the portfolio manager for the MFS International Growth strategy, has overall responsibility and final authority for portfolio construction of an assigned portion of the International Equity Fund managed by MFSI. Mr. Dargan, an Investment Officer of MFS, has been employed in the investment area of MFS since 1996 and has 28 years of industry experience.

Mondrian Investment Partners Ltd. (“Mondrian”), 10 Gresham, London, EC2V JD, United Kingdom:  Mondrian was founded and SEC registered in 1990 under the name Delaware International Advisers Limited. On September 24, 2004, a senior management team, together with private equity funds sponsored by Hellman & Friedman LLC, a leading private equity firm, completed the acquisition of Delaware International Advisers Limited from Delaware Management Holdings, Inc. Upon closing of the transaction, the firm changed the name to Mondrian. The London based firm is a value-oriented, global equity and fixed-income manager serving primarily institutional clients. The firm uses a team-based approach to investment analysis and portfolio construction to manage an assigned portion of the International Equity Fund. With $48.2 billion in assets under management as of December 31, 2008, Mondrian is amongst the largest active managers of international and global assets for U.S. institutional investors. Mondrian’s equity team consists of

Prospectus	123

42 dedicated investment professionals, with all fund managers having analyst responsibilities. Mondrian’s portfolios are managed on a team basis through the Equity Strategy Committee. Individual account assignments are assigned to a lead portfolio manager and a clearly identified back-up portfolio manager. The portfolio managers assigned to the International Equity Fund are Russell Mackie, Senior Portfolio Manager, and Clive Gillmore, Chief Executive Officer. Messrs. Mackie and Gillmore have been with Mondrian for 11 and 18 years, respectively. Mr. Mackie is responsible for European stock investments and daily monitoring of portfolio transactions and cash positions. Mr. Gillmore, a founding member of Mondrian and a member of the Equity Strategy Committee, is responsible for portfolio oversight and reporting. Each has 100% discretion over the International Equity Fund’s portfolio account.

Philadelphia International Advisors, L.P. (“PIA”), One Liberty Place, 1650 Market Street, Suite 1400, Philadelphia, Pennsylvania 19103:  PIA is a limited partnership with The Glenmede Trust Company as a limited partner and Philadelphia International Partners, L.P. as the general partner. PIA is the investment manager to the international equity portfolios of The Glenmede Fund, Inc. As of December 31, 2008, PIA had approximately $5.3 billion in assets under management entirely in the international equity product. PIA manages an assigned portion of the International Equity Fund using a team approach, which is led by Andrew B. Williams, CFA, Chief Investment Officer and Portfolio Manager. The team consists of Mr. Williams, Robert Benthem de Grave, Frederick Herman, CFA and Peter O’Hara, CFA. Messrs. Benthem de Grave, Herman and O’Hara each hold the position of Regional/Sector Analyst. All members of the team have been with PIA for more than five years. Mr. Williams is responsible for investments in the United Kingdom, Australia, New Zealand and the Far East. Mr. Benthem de Grave is responsible for investments in Northern Europe. Mr. Herman is responsible for investments in Japan and Asia. Mr. O’Hara is responsible for investments in Southern Europe.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), One North Wacker Drive, Chicago, Illinois 60606:  UBS Global AM is a member of the UBS Global Asset Management division of UBS AG, which provides a diverse range of traditional, alternative and real estate investment solutions to private clients, financial intermediaries and institutional investors around the globe. As of December 31, 2008, the UBS Global Asset Management division managed $539 billion in assets worldwide, and UBS Global AM managed $144 billion in assets. The Global (ex-US) All Cap Growth team manages UBS Global AM’s assigned portion of the International Equity Fund. Vincent Willyard, CFA, Managing Director and Head of Global ex-US Growth Strategies, has primary responsibility for the International Equity Fund’s portfolio account. Mr. Willyard has been a Managing Director of UBS Global AM since July 2007. From July 2005 to July 2007, he served as a Managing Director and lead Portfolio Manager at Nicholas-Applegate. From September 1994 to June 2005, Mr. Willyard was a Portfolio Manager for Duncan-Hurst Capital Management.

All Funds — Cash Overlay Program:

Northern Trust Investments, N.A. (“NTI”), 50 South LaSalle Street, Chicago, Illinois 60603:  In addition, the Adviser and the Trust have entered into a Sub-Advisory Agreement with NTI whereby NTI is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. Under the agreement, NTI may from time to time invest in long and/or short positions in U.S. Treasury securities and derivative instruments, such as futures contracts, within the Date Target Funds and Asset Allocation Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Regarding the domestic equity Select Funds, NTI may also from time to time invest in long and/or short positions in derivative instruments, such as futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Furthermore, NTI may use short positions in derivative instruments, such as futures contracts, within the International Equity Fund and the Bond Funds for the purpose of reducing market exposure in anticipation of liquidity needs. The agreement also allows NTI to short U.S. Treasury securities within the Bond Funds to reduce market exposure. As of December 31, 2008, NTI and affiliates had assets under custody of $3.0 trillion and assets under management of $575.5 billion.

124	GuideStone Funds

Service Providers

The following chart provides information on the Funds’ primary service providers.

Shareholders

Distribution and Shareholder Services

Facilitates the distribution of the Funds' shares.

Handles customer service for all classes, including phone customer service. Handles record keeping, distribution of income and production of statements for certain Plan accounts.

Asset Management

Supervises the overall management of the Funds' investment activities.

Processes and records purchases and sales of Fund shares for all classes. Handles shareholder services for certain non-Plan accounts, including record keeping, distribution of income and gains and production of statements.

Sub-Advisers
See list above.

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675-0001

Serves as custodian of the assets of the Funds. The custodian settles all portfolio trades.

Administrator and Fund Accounting Agent
PNC Global Investment Servicing Inc.
301 Bellevue Parkway
Wilmington, DE 19809-3706

Provides facilities, equipment and personnel to carry out administrative services related to the Funds and calculates the Funds' NAVs, dividends and other distributions.

Board of Trustees
Supervises the Funds' activities

Prospectus	125

Shareholder Information

Eligible Investors

Shares of the Funds are not offered to the general public. The Funds reserve the right to refuse to accept investments at any time. GuideStone Financial Resources may invest for its own account, including reserves and endowment, in any class of the Funds.

GS2 Class shares of the Funds are sold only to (a) accounts administered by GuideStone Financial Resources for cooperating Southern Baptist foundations and other Southern Baptist organizations in states where no affiliated Southern Baptist foundation is situated; (b) accounts for the Prior Plans and the Standard Plans in accordance with their respective Eligibility Schedules; (c) other accounts for organizations GuideStone Financial Resources is authorized to serve; and (d) Outside Service Plans of organizations with total retirement plan assets invested in the Funds in excess of $50 million upon selection of this class by a fiduciary for the plan other than GuideStone Financial Resources. In addition, Plans and accounts eligible for the GS2 Class shares of the Funds shall also be eligible for the GS4 Class shares of the Global Bond Fund and the Real Estate Securities Fund.

GS4 Class shares of the Funds are sold only to accounts, including personal investment accounts and individual retirement accounts (“IRAs”), for (a) individuals who participate or are eligible to participate in the Plans and other individuals who are eligible to utilize products and services provided or made available by GuideStone Financial Resources; (b) spouses of such individuals; (c) Prior Plans and Standard Plans in accordance with their respective Eligibility Schedules shown below; (d) Outside Service Plans upon selection of this Class by a fiduciary for the plan other than GuideStone Financial Resources; and (e) custodial accounts for ministers and employees of tax-exempt organizations and public schools (“TSAs”) as described in section 403(b)(7) of the Code provided or made available by GuideStone Financial Resources.

Prior Plan Eligibility Schedule

Eligibility Schedule Assets	Date Target Funds	Asset Allocation Funds	Select Funds
Less than $80 million	GS4	GS4	GS4
$80 — $250 million	GS4	GS2	GS4
Over $250 million	GS4	GS2	GS2
No Participant Directed Accounts	GS4	GS2	GS2

Standard Plan Eligibility Schedule

Eligibility Schedule Assets	Date Target Funds	Asset Allocation Funds	Select Funds
Less than $80 million	GS4	GS4	GS4
$80 — $250 million	GS4	GS2	GS4
Over $250 million	GS4	GS2	GS2
No Participant Directed Accounts	GS4	GS2	GS2

“Plans” refers to employee benefit plans and programs of organizations and persons that GuideStone Financial Resources is authorized to serve. “Plans” do not include TSAs.

“Outside Service Plans” refers to Plans for which a service provider other than GuideStone Financial Resources provides plan recordkeeping services for participants.

“Prior Plans” refers to Plans other than Outside Service Plans that GuideStone Financial Resources was authorized to serve prior to June 1, 2004.

“Standard Plans” refers to Plans other than Prior Plans or Outside Service Plans.

126	GuideStone Funds

“Eligibility Schedule Assets” refers to assets taken into account for purposes of the applicable Eligibility Schedule and includes both assets of the Plan and other retirement plan assets of the organization sponsoring the Plan invested in the Trust and/or serviced by GuideStone Financial Resources as recordkeeper (but shall not include assets of any third-party organization serving as Plan sponsor). Eligibility Schedule Assets shall also include such plan assets of organizations related to the organization sponsoring the Plan that share a central administrative unit with the organization sponsoring the Plan. Eligibility Schedule Assets shall be computed periodically as follows.

Periodic Re-Evaluation. For any Plan with an initial purchase date after June 1, 2004, Eligibility Schedule Assets will be re-evaluated within thirty (30) days of the second anniversary following the initial purchase date. Subsequent re-evaluations will occur in alternate years within thirty (30) days of the anniversary of the initial purchase date in such years. For any Plan with an initial purchase date on or before June 1, 2004, Eligibility Schedule Assets will be re-evaluated as of November 1, 2004 and thereafter in alternate years within thirty (30) days of November 1 in such years. For purposes of re-evaluation, average monthly Eligibility Schedule Assets over the 12-month period immediately prior to the re-evaluation date will be calculated and applied to the respective Eligibility Schedules. If the re-evaluation indicates that a Plan is ineligible under the applicable Eligibility Schedule for the class of shares of a Fund in which it is currently invested, then the Plan’s shares will automatically be exchanged for shares of the appropriate class of that Fund pursuant to the Eligibility Schedule as soon as administratively possible following the re-evaluation date but in no event later than ninety (90) days following the re-evaluation date.

Initial Purchases. Any assets that fall within the description of Eligibility Schedule Assets and that are held as of the initial purchase of shares for a Plan or received within ninety (90) days thereafter pursuant to a written commitment will be deemed to constitute Eligibility Schedule Assets for purposes of determining eligibility according to the applicable Eligibility Schedule.

Open an IRA, personal investment account: GS4 Class shares of the Funds are available to eligible investors for purchase through IRAs, Roth IRAs and personal investment accounts. GuideStone Trust Services, an affiliate of GuideStone Financial Resources and of the Adviser, will serve as non-bank custodian of the IRAs. Eligible investors may also establish a GS4 Class account in the name of a trust established solely by one or more eligible investors and/or a GS4 Class account for a minor. Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts may provide special tax advantages. For more details and applications, call GuideStone Funds at 1-888-98-GUIDE (48433).

Participants in the Plans: If you participate in a Plan offered by your employer, contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (48433). The policies and procedures of your Plan, including minimum investments, may be different than those described herein. Your Plan may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law. If you are eligible to participate in one of the Plans, you may be eligible to invest directly in the GS4 Class shares of the Funds.

Customer Identification

The Funds (or a shareholder service provider acting on the Funds’ behalf) seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

Minimum Investments

GS2 Class Accounts: If an investment in GS2 Class shares of a Fund, other than through a Plan is made, the minimum initial investment in that Fund Account must be $100,000. There are no minimums for

Prospectus	127

subsequent investments in this Account or for initial purchases of additional shares in other Fund Accounts. If you invest in GS2 Class shares through a Plan, the minimum investment requirement will be lower, if any, and you should contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (48433).

GS4 Class Accounts: If an investment in GS4 Class shares of a Fund, other than through a Plan is made, the minimum initial investment must be $1,000 in each of the Fund Accounts holding GS4 Class shares. The $1,000 minimum applies separately to each Fund that you own. In addition, the following minimums apply to subsequent purchases of GS4 Class shares of the same Fund:

Subsequent Purchases’ Minimum
Automatic Investment Plans	$100
Exchanges from another Fund	$250
IRAs	$100
Personal Investment Accounts and Uniform Gifts/Transfers to Minors Accounts	$100

Minimum Account Size

Each Fund reserves the right to close any account if the balance falls below $1,000 due to redemptions, not market fluctuation. The $1,000 minimum applies separately to each Fund that you own. We may close your account and send you a check for the redemption proceeds if you do not bring your account up to the minimum within 30 days after we mail you a written notice. Alternatively, if you have accounts in multiple Funds below $1,000, which combined equal or exceed $1,000, we may transfer those proceeds into a single account in the Money Market Fund, if you do not bring your accounts up to the minimum within 30 days after we mail you a written notice. If you invest through a Plan, your minimum account size may be lower, if any, and you should contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (48433).

128	GuideStone Funds

Transactions with the Funds

The following transaction procedures do not apply to Plan accounts. If you own shares of the Funds through one of the Plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (48433) for proper instructions.

Method	Open an Account	Add to an Account
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886	Complete and sign the application. Mail it with your check made payable to GuideStone Funds. Your initial investment must meet the minimum amount.	Send in a check for the appropriate minimum amount (or more). Make your check payable to GuideStone Funds. Always provide your account name and number on the check or include the detachable slip from your confirmation statement.

By Telephone

1-888-98-GUIDE (48433)

Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-98-GUIDE (48433). When you call, we may request personal identification and record your call.

	If you already have an account and have authorized telephone transactions, you may call to open an account in another Fund. You may direct us to deduct an amount from your previously authorized checking account or to exchange shares from your existing Fund account into another Fund, or you may send us a wire. (For exchanges, the names and addresses on the accounts must be identical). Your initial investment in the new Fund must meet the minimum amount.	You may make investments by telephone ($100 per established Fund) if you have previously authorized it. Once you call, we will deduct the dollar amount you designate from your previously authorized checking account.

By Wire

PNC Bank, NA

ABA#: 031000053

(Designate the Fund)

DDA#: 86-1497-2484

FBO: Shareholder Name and Account Number

(PNC Bank is located in Philadelphia, PA)

Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.

Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern time for same day processing.

Please call 1-888-98-GUIDE (48433) for the account number to include on the wire.

You must send a completed application by overnight delivery in advance of the wire to:

GuideStone Funds

(Designate the Fund)

101 Sabin Street

Pawtucket, RI 02860-1427

Call 1-888-98-GUIDE (48433) to notify us of the wire. Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern time for same day processing.

Online*

www.GuideStoneFunds.org

Register through our Web site. You can then establish a personal identification number (“PIN”) on our Web site that will enable you to make transactions with the Funds online.

	If you do not have an existing account, you may download an application from our Web site and forward your signed application to: GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886	You may make additional investments online if you have previously authorized it. Once you place your order through our Web site, we will deduct the dollar amount you designate from your previously authorized checking account.

Prospectus	129

Method	Open an Account	Add to an Account

Existing shareholders may open an account in another Fund through our Web site. You may instruct us to deduct an amount from your previously authorized checking account or to exchange shares from your existing Fund account into another Fund. (For exchanges, the names and addresses on the accounts must be identical). Your initial investment in the new Fund must meet the minimum amount.

Automatic Transaction
Plans*

For each type of automatic transaction plan, you must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-98-GUIDE (48433).

	Not applicable.	Automatic Investment Plan: You may authorize automatic monthly or quarterly investments in a constant dollar amount (a minimum of $100 per established Fund). We will withdraw the designated dollar amount from your checking account on the 5th or 20th day (whichever you designate) of the month beginning in the month you designate. We will invest it into the Fund that you have designated. If the 5th or the 20th of the month does not fall on a business day, we will withdraw the designated dollar amount on the following business day.

*	Online transactions and automatic transaction plans apply only to accounts holding GS2 Class shares and GS4 Class shares of the Funds.

130	GuideStone Funds

The following transaction procedures do not apply to Plan accounts. If you own shares of the Funds through one of the Plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (48433) for proper instructions.

Method	Redeem Shares	Exchange Shares
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886

Send a letter of instruction that includes:

•   The Fund name, your account number, the name of each owner (exactly as they appear on the account) and the dollar amount you wish to redeem.

•   Include all genuine signatures (exactly as they appear on the account) and any documents that may be required (and a medallion signature guarantee, if required). See “Medallion Signature Guarantees.”

Send a letter of instruction that includes:

•   Your account number, the name of each owner (exactly as they appear on the account), the dollar amount you wish to exchange (a minimum of $250 per established Fund) and the new Fund into which the amount is being invested.

•   Include all genuine signatures (exactly as they appear on the account) and any documents that may be required.

By Telephone

1-888-98-GUIDE (48433)
Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-98-GUIDE (48433). When you call, we may request personal identification and record your call.

You will receive your redemption payment in the form you previously authorized: check, deposit to your bank account or wire transfer (for wire transfers, a $10 fee may be charged).

If you have previously authorized telephone redemptions, you may redeem shares by calling us ($25,000 limit). (IRAs only: You must make all requests for redemptions in writing. Please call 1-888-98-GUIDE (48433) to request a form.)

If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. If you have previously authorized ACH or wire redemptions, you may still redeem shares during the waiting period.

The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

If you have previously authorized telephone exchanges, you may exchange shares for shares of another Fund (a minimum of $250 per established Fund) over the telephone. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

By Wire Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.	You may redeem shares by contacting us by mail or by telephone and instructing us to wire your proceeds to your bank ($10,000 minimum). (Follow the instructions in this table for how to Redeem Shares: By Mail, By Telephone or Online.) Wire redemptions can be made only if you have previously authorized it on an authorization form (including attaching a voided check from the account where proceeds are to be wired),	Not applicable.

Prospectus	131

Method	Redeem Shares	Exchange Shares
available upon request by calling 1-888-98-GUIDE (48433). A $10 fee may be charged for wire transfers.

Online*

www.GuideStoneFunds.org
Register through our Web site. You can then establish a personal identification number (“PIN”) on our Web site that will enable you to make transactions with the Funds online.

You may redeem shares through our Web site. You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.

If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. If you have previously authorized ACH or wire redemptions, you may still redeem shares during the waiting period.

You may exchange shares for shares of another Fund (a minimum of $250 per established Fund) through our Web site. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

Automatic Transaction Plans* You must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-98-GUIDE (48433).

Systematic Withdrawal Plan:

You may specify a percent of your account or a dollar amount (a minimum of $250 per established Fund) to be withdrawn monthly, quarterly or annually on the 25th of the month beginning on the month you designate. If the 25th does not fall on a business day, we will process the withdrawal on the previous business day. We reserve the right to charge you for each withdrawal. At the time you authorize the withdrawal plan, you must have a minimum account balance of $5,000. You must have all dividends and other distributions reinvested. We will continue the withdrawals until your shares are gone or you cancel the plan. You may cancel or change your plan or redeem all your shares at any time.

You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.

Not Applicable.

*	Online transactions and automatic transaction plans apply only to accounts holding GS2 Class shares and GS4 Class shares of the Funds.

132	GuideStone Funds

More Shareholder Information

How Share Price is Calculated

PNC Global Investment Servicing Inc. determines the NAV per share of each class of each Fund as of the close of regular trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time), on each day that the NYSE is open. The NYSE is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King Jr.’s Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday. The NAV for a Class of shares of a Fund is determined by adding the pro rata portion of the total value of the Fund’s investments, cash and other assets attributable to that Class, deducting the pro rata portion of the Fund’s liabilities attributable to that Class and the liabilities directly attributable to that Class, and then dividing that value by the total number of shares of the Class outstanding. Since NAV for each Fund is calculated separately by Class, and since each Class has its own expenses, the per share NAV of each Fund will vary by Class.

What is the Net Asset Value or “NAV”?

NAV =	Assets – Liabilities Outstanding Shares

Because each Date Target Fund and each Asset Allocation Fund invests in shares of various Select Funds, the price of a Date Target Fund’s and an Asset Allocation Fund’s shares is based upon the NAV of those shares of underlying Select Funds. In turn, the NAV per share of each Select Fund is based upon the values of the obligations, stocks and other investments held by the Select Fund. Therefore, the price of a Date Target Fund’s and an Asset Allocation Fund’s share will fluctuate in relation to its asset allocation among the Select Funds and the value of the portfolio investments of the underlying Select Funds.

Each Fund, except the Money Market Fund, values its assets based on market quotations or official closing prices when such values are readily available. These prices normally are supplied by a pricing service. Assets that are denominated in foreign currencies are valued daily in U.S. dollars at the current foreign currency exchange rates. In certain cases, events that occur after certain markets have closed may render prices unreliable. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. When a Fund believes a market price does not reflect a security’s true value, the Fund may substitute a fair value estimate through procedures established by, or under the direction of, the Board of Trustees. A Fund may also use these procedures to value securities that do not have a readily available current market value. Using fair value methods to price securities may result in a value that is different from the prices used by other mutual funds to calculate their NAVs. Each Fund is subject to the risk that it has valued certain of its securities at a higher price than it can sell them.

PNC Global Investment Servicing Inc. prices at amortized cost all instruments held by the Money Market Fund and those fixed-income securities held by other Funds that have maturities of sixty (60) days or less. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

The International Equity Fund and the Bond Funds may include portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The NAV for shares of the International Equity Fund and the Bond Funds (as well as the Date Target Funds and Asset Allocation Funds which invest in these Funds) may change on days when an investor will not be able to purchase or redeem shares.

Investments by the Select Funds in other open-end management investment companies are valued based upon the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Prospectus	133

Purchase of Shares

Fund shares are sold at NAV without a front-end sales load or a back-end sales load. Orders for the purchase of shares will be executed at the NAV per share next determined after an order has been received in good order. Your purchase will be made in full and fractional shares calculated to three decimal places. Certificates for shares are not issued. If your purchase order fails to designate a Fund, the purchase will be invested in the Money Market Fund. If you invest through a Plan and your contribution order fails to designate a Fund, the contributions will be invested in the appropriate Date Target Fund, which best matches your retirement age.

The Funds reserve the right to suspend the offering of shares or to limit or reject any purchase or exchange order at any time, without notice. The Funds also reserve the right to waive or change investment minimums at any time, without notice. The Funds also reserve the right to redeem shares in any account and return the proceeds to the investor. These actions may be taken when, in the sole discretion of the Funds’ management, they are deemed to be in the best interest of the Funds. The Funds will not accept any third party or foreign checks.

Redemption of Shares

You may redeem some or all of your shares on any business day that the NYSE is open. Shares will be redeemed at the NAV next determined after your redemption request is received in good order. A redemption is a taxable transaction on which you may recognize a gain or loss, unless you are investing through a tax-deferred account, such as a Plan account or IRA. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

Redemption proceeds will ordinarily be sent on the next business day, but the Funds may take up to seven days to make payment. The Funds may stop selling their shares and postpone redemption payments at times when the NYSE is closed or has restricted trading or the SEC has determined an emergency condition exists. Redemption proceeds will only be sent in the form that you previously authorized. If you have authorized payment by check, the check will be sent to the shareholder and address of record.

Checkwriting Option

If you own GS4 Class shares of the Money Market Fund in a personal investment account, you may draw money from your Money Market Fund account by writing a check of $250 or more. You must complete an authorization form, available upon request by calling 1-888-98-GUIDE (48433). Before writing a check from your personal investment account, you should verify the balance in your Money Market Fund account to ensure there are adequate funds to cover the amount of the check. You may not write a check to close your account. Charges will be imposed for stop payment orders and returned checks. An appropriate amount of shares will be redeemed from your Money Market Fund account to pay for these charges.

Checkwriting privileges are not available for GS2 Class accounts, IRAs, Plan accounts, TSAs or other tax-deferred accounts. Checkwriting privileges would result in significant, negative tax consequences to a shareholder in an IRA, Plan account or other tax-deferred account.

Request In Good Order

All purchase, exchange and redemption requests must be received by the Funds or their transfer agent in good order. Requests in good order must include the following documents: (1) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (2) any required medallion signature guarantees (see the section entitled “Medallion Signature Guarantees”); and (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships and other legal entities. You may call 1-888-98-GUIDE (48433) for further details.

Written redemption requests also must include the Fund name, your account number and the dollar amount of the transaction. Purchase orders are not in good order until the Funds’ transfer agent has received payment in federal funds.

134	GuideStone Funds

If you are investing through a Plan, your employer, plan administrator or GuideStone Financial Resources, each has their own procedures for transmitting transaction orders and payments to the Funds’ transfer agent on a timely basis and in good order. These procedures may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law.

Medallion Signature Guarantees

To protect shareholder accounts, the Funds and the transfer agent from fraud, medallion signature guarantees are required in certain cases. This enables the Funds to verify the identity of the person who has authorized a redemption from an account. A medallion signature guarantee will be required for any of the following:

For IRA and Personal Investment Accounts:

•	Any written redemption request for $50,000 or more.

•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.

•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type).

For GS2 Class Accounts:

•	Any written redemption request for $250,000 or more.

•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.

•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type).

A notary public does not qualify as a medallion signature guarantee. You may obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other participating financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. You may call 1-888-98-GUIDE (48433) for further details.

Redeeming Recently Purchased Shares

If you are redeeming shares that you recently purchased by check, the Funds may delay sending your redemption proceeds until your check has cleared. This may take up to fifteen calendar days after your check is received. To avoid this delay, pay for your shares by federal funds wire transfer.

Right to Redeem in Kind

The Funds reserve the right to pay part or all of your redemption proceeds in securities rather than cash. If payment is made in securities, you may incur brokerage commissions if you elect to sell the securities for cash.

Account Statements

Each shareholder’s transactions in Fund shares will be reflected in a quarterly statement, except shareholders that directly invest in a GS2 Class Account shares receive monthly statements. If your Fund shares are held by a nominee or Plan, the nominee or Plan decides whether the statement will be sent to you.

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Exchanging Shares

What is an exchange?

An exchange between Funds is really two transactions — a sale of shares of a Fund and the purchase of shares of another Fund. In general, the same policies that apply to purchases and sales apply to exchanges. Exchanges also have the same tax consequences as ordinary sales and purchases.

An exchange is a taxable transaction on which you may recognize a gain or loss, unless you are investing through a tax-deferred account, such as a Plan account or an IRA. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

If you are invested through a Plan, you may exchange shares of one Fund for shares in one or more of the other Funds provided exchanges are permitted under the Plan. Contact your employer, plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (48433) for more information.

Frequent Trading And Market Timing

Frequent purchases, exchanges and redemptions in Fund shares may disrupt portfolio investment strategies and affect costs and performance for other shareholders, including long-term shareholders. To discourage excessive trading, short-term market timing and other abusive trading practices (“frequent trading”) by Fund shareholders, the Board of Trustees has adopted policies and has approved procedures for implementing those policies.

These procedures reflect criteria that have been developed to identify frequent trading and that are applied for monitoring transactions in Fund shares. If the Trust identifies what it believes to be frequent trading, it may warn the shareholder involved, reject or restrict a purchase or exchange order and/or prohibit that shareholder from making further purchases or exchanges of a specific Fund’s shares. The Funds may modify their procedures for implementing their frequent trading policy and/or the monitoring criteria at any time without prior notice. There can be no assurance that the Trust’s policies will eliminate all frequent trading activity in the Funds.

In an effort to reduce frequent trading, the Trust has adopted certain specific limits on exchanges (“exchange limits”). Exchanges are limited to no more than six exchanges per Fund out of each of the Funds (other than the Money Market Fund) in the first six months and no more than six exchanges per Fund out of a Fund (other than the Money Market Fund) in the second six months of each calendar year. Exchanges restricted by this policy are fund-to-fund exchanges out of one of the Funds and into another one of the Funds or, in the case of retirement accounts, into the GuideStone Financial Resources Capital Preservation Fund, which is another investment vehicle advised by the Adviser. Only exchanges out of a Fund are counted as exchanges subject to the exchange limits for that Fund. Exchanges out of the Money Market Fund are not restricted. Purchases of any Fund shares by exchange or otherwise are not restricted. Exchanges do not include redemptions from a Fund made as cash withdrawals by shareholders.

No further exchanges out of a Fund will be permitted in a shareholder account when the sixth transaction is identified, and the restriction will remain in place until the next reset date, either July 1 or January 1. The exchange limits will be applied on an individual account basis; except that defined contribution retirement plan accounts (e.g., retirement and deferred compensation programs with individual account balances) maintained by GuideStone Financial Resources, will be aggregated by social security number for purposes of applying the exchange limits. Each GuideStone Financial Resources directed asset account (such as reserve accounts related to endowment, health care, post-retirement benefit obligations and defined benefit and other payments based on life or life expectancy) will be treated as a distinct account for the purpose of the exchange limits. The exchange limits do not apply to trading in the Funds by investment vehicles that operate as “fund of funds,” such as, the Date Target Funds, the Asset Allocation Funds and the GuideStone Financial Resources Capital Preservation Fund. The Adviser may modify or make exceptions to the exchange limits, provided that any exceptions are applied uniformly to all shareholders.

136	GuideStone Funds

In addition to the exchange limits specified above, the Funds further reserve the right to reject any exchange or investment order or change, suspend or revoke the exchange privilege at any time, including with respect to any individual or group who is believed to be “timing the market” or is otherwise making exchanges judged to be excessive.

Although the Funds make efforts to monitor for frequent trading, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. However, each recordkeeper maintaining an omnibus account must either (1) agree to impose the Funds’ exchange limits, or similar limits, on the underlying shareholder accounts or (2) certify that it does not have the technical capability to impose the exchange limits. GuideStone Financial Resources has agreed to impose the exchange limits on all underlying shareholder accounts for which it serves as recordkeeper.

Telephone and Online Transaction

The Funds reserve the right to refuse a telephone redemption or online redemption request if the requester is unable to provide information, such as the: 1) account number; 2) name and address exactly as registered with us; or 3) the primary social security or other taxpayer identification number.

We are not responsible for any account losses due to fraud, so long as we have taken reasonable steps to verify the identity of the person making a telephone or online request. If you are invested other than through a Plan, your account will automatically have certain telephone privileges. If you are an eligible foundation or you invest through an IRA or personal investment account, your account will automatically have certain telephone privileges. If you wish to remove the telephone redemption or online redemption option from your account, please notify us in writing. If you are redeeming shares you hold through a Plan or foundation, you may not have telephone or online privileges; contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (48433) for information about how to redeem your shares.

The Funds reserve the right to terminate or limit the telephone or online redemption privilege at any time, without prior notice. If you experience difficulty reaching us by telephone or through our Web site, during periods of unusual market activity, contact us by regular or express mail.

Duplicate Mailing to Same Household

We try to eliminate duplicate mailings to the same household. If two Fund shareholders, excluding shareholders invested through a Plan, have the same last name and address, we send just one shareholder report, instead of two. If you prefer separate reports, notify us by mail or telephone.

Distributions

What is net investment income?

Net investment income generally consists of interest and dividends a Fund earns on its investments less accrued expenses.

Each of the Bond Funds declares and pays dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Equity Index Fund, Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declares and pays dividends from net investment income semi-annually. Each of the other Funds (including all the Date Target Funds and Asset Allocation Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. It is expected that the distributions of the Money Market Fund and Low-Duration Bond Fund will consist primarily of ordinary income.

Distributions are payable to shareholders of record at the time they are declared. Shareholders of record include holders of shares being purchased, but exclude holders of shares being redeemed, on the record date. Your distributions will automatically be reinvested in additional Fund shares, unless you elect to receive your

Prospectus	137

distributions in cash. You may not elect cash distributions for a Plan account or IRA, since cash distributions would result in significant, negative tax consequences to the holder of such an account.

Taxes

This section only summarizes some important federal income tax considerations that may affect your investment in a Fund. If you are investing through a tax-deferred account, such as an IRA or a Plan account (“Tax-Deferred Account”), special tax rules apply. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

Federal Income Tax: As long as a Fund meets the requirements for being treated as a “regulated investment company” under the Code, which each Fund intends to continue to do, it pays no federal income tax on the earnings and gains it distributes to its shareholders. The Funds will notify you following the end of each calendar year of the amount of dividends and other distributions paid that year.

Dividends from net investment income and distributions from the excess of net short-term capital gain over net long-term capital loss that you receive from a Fund generally are taxable to you as ordinary income, whether reinvested in additional Fund shares or received in cash, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) and designated by the Fund as such generally will be subject to federal income tax for individual shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain—a maximum of 15%. A Fund’s distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), whether reinvested in additional Fund shares or received in cash, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares.

Unless you are investing through a Tax-Deferred Account, you should be aware that if you purchase Fund shares shortly before the record date for any dividend or other distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

A redemption or exchange of your Fund shares is a taxable event for you. Depending on the redemption price of the shares you redeem or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions. The exception, once again, is a Tax-Deferred Account. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

State and Local Income Taxes: You should consult a tax adviser concerning state and local tax laws, which may produce different consequences from those under the federal income tax law.

138	GuideStone Funds

Shareholder Servicing Arrangements

Shares of the Funds are sold without a front-end sales load or a back-end sales load on a continuous basis by PFPC Distributors, Inc., located at 760 Moore Road, King of Prussia, PA 19406 (the “Underwriter”). The Board of Trustees has adopted a separate Shareholder Service Plan for the GS4 Class of each Select Fund (“Service Plan”).

Under its Service Plan, the GS4 Class of each Select Fund is authorized to pay shareholder servicing and recordkeeping fees of 0.19% of average daily net assets. Shareholder servicing and recordkeeping fees are paid to parties that provide services for, and maintain records for, shareholder accounts.

Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

What are service fees?

Service fees are deducted from fund assets to pay for recordkeeping and other services in connection with maintaining shareholder accounts.

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Related Performance Information

Real Estate Securities Fund. The Real Estate Securities Fund is a successor to a previously existing private fund that operated from 2000 to 2006. This section presents past performance information (“Performance”) of the private fund. Pursuant to a reorganization transaction completed on December 29, 2006, the private fund was reorganized into the Real Estate Securities Fund. Real Estate Securities Fund assumed the private fund’s portfolio. The Adviser and RREEF America, L.L.C. (“RREEF”), the Sub-Adviser to the Real Estate Securities Fund, were the Adviser and Sub-Adviser to the private fund. The private fund and the Real Estate Securities Fund have substantially similar investment objectives, polices and strategies. The Adviser and RREEF manage the Real Estate Securities Fund substantially similarly to the private fund.

The private fund Performance has been adjusted to reflect the fees and expenses of the Real Estate Securities Fund, including the 1.29% annualized expense limit that the Adviser has agreed to through April 30, 2007, plus certain private fund expenses. If the expense limitation is terminated, the expenses of the Real Estate Securities Fund may be higher than the 1.29% expense limitation, which would lower the performance shown. Actual fees and expenses will vary depending on, among other things, the applicable fee schedule, fund size and applicable sales charges, if any. The fee schedule and expenses of the Real Estate Securities Fund are included in this Prospectus. The Performance is also compared with the performance figures of a broad-based index appropriate to the Real Estate Securities Fund.

THE PAST PERFORMANCE OF THE PRIVATE FUND IS NO GUARANTEE OF FUTURE RESULTS OF THE REAL ESTATE SECURITIES FUND. PLEASE NOTE THE FOLLOWING CAUTIONARY GUIDELINES IN REVIEWING THIS INFORMATION:

•

PERFORMANCE FIGURES ARE THE HISTORICAL PERFORMANCE OF THE INVESTMENT PORTFOLIO OF THE PRIVATE FUND, ALL ASSETS OF WHICH ARE, AS A RESULT OF THE REORGANIZATION, HELD BY THE REAL ESTATE SECURITIES FUND. The Performance shown is not an indication of how the Real Estate Securities Fund will perform. The Real Estate Securities Fund’s performance may be different from that shown due to factors such as differences in cash flows, fees, expenses, performance calculation methods, portfolio size, number of underlying pooled investments, investment limitations, diversification requirements and other restrictions imposed on registered funds by the 1940 Act, all of which, if applicable, could have a negative impact on the Real Estate Securities Fund’s performance. In particular, the private fund’s Performance is not necessarily an indication of how the Real Estate Securities Fund will perform, as the private fund was not subject to investment limitations and other restrictions imposed on registered management investment companies by the 1940 Act which, if applicable, could have a negative impact on the Real Estate Securities Fund’s performance.

140	GuideStone Funds

•

THE BENCHMARK. The Performance is compared to a broad-based index. Broad-based indices are unmanaged and are not subject to fees and expenses typically associated with managed funds, including the Real Estate Securities Fund. Investments generally cannot be made directly in a broad-based index. The index is described below.

Best and Worst Quarterly Returns (for the periods reflected in the chart above)

	Return	Quarter
Highest return/best quarter	17.34%	4/2004
Lowest return/worst quarter	(7.90)%	3/2002

Average Annual Total Returns for the periods ended December 28, 2006:

	1 Year	5 Years	Since Inception
Real Estate Private Fund
Return before taxes	37.59%	24.97%	24.18%
Return after taxes on distributions	N/A	N/A	N/A
Return after taxes on distributions and sale of Fund shares	N/A	N/A	N/A
Dow Jones U.S. Select Real Estate Securities IndexSM (reflects no deductions for fees, expenses or taxes)*	34.74%	24.00%	23.32%

*

The Dow Jones U.S. Select Real Estate Securities IndexSM measures the performance of publicly traded real estate securities and represents equity REITs and real estate operating companies (REOCs) traded in the United States. The index is comprised of (i) companies that are both an equity owner and operator of commercial and/or residential real estate; (ii) companies where at least 75% of the total revenue is derived from the ownership and operation of real estate assets; (iii) companies with a minimum total market capitalization of $200 million at the time of inclusion in the index; and (iv) companies in which the liquidity of their stock is commensurate with that of other institutionally held real estate securities.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the GS2 Class and GS4 Class of each Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information for the Fiscal Years or periods ended December 31, 2004, 2005, 2006, 2007 and 2008 has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (2)	Expenses, Including Expense Reduction (2)	Expenses, Before Waivers and Expense Reduction (2)(3)	Investment Income, Net (1)	Investment Income/ (Loss), Excluding Waivers and Expense Reduction (1)	Portfolio Turnover Rate
MyDestination 2005 Fund
GS4 Class
2008	$10.35	$0.30	#	$0.08	$(2.75)	$(0.31)	$(0.23)	$7.44	(22.78)%	$50,678	0.20%	0.20%	0.29%	3.25%	3.16%	40%
2007 *	10.00	0.33	#	0.62	(0.31)	(0.28)	(0.01)	10.35	6.42	57,667	0.20	0.20	0.43	3.16	2.93	21
MyDestination 2015 Fund
GS4 Class
2008	$10.33	$0.26	#	$0.09	$(3.39)	$(0.19)	$(0.27)	$6.83	(29.31)%	$146,140	0.20%	0.20%	0.18%	2.87%	2.89%	22%
2007 *	10.00	0.29	#	0.83	(0.50)	(0.28)	(0.01)	10.33	6.12	169,953	0.20	0.20	0.24	2.74	2.70	7
MyDestination 2025 Fund
GS4 Class
2008	$10.24	$0.21	#	$0.09	$(3.89)	$(0.15)	$(0.32)	$6.18	(35.00)%	$96,826	0.20%	0.20%	0.21%	2.47%	2.46%	10%
2007 *	10.00	0.25	#	1.13	(0.85)	(0.28)	(0.01)	10.24	5.29	105,102	0.20	0.20	0.30	2.37	2.27	5
MyDestination 2035 Fund
GS4 Class
2008	$10.24	$0.17	#	$0.09	$(4.25)	$(0.10)	$(0.30)	$5.85	(38.86)%	$37,637	0.20%	0.20%	0.40%	2.02%	1.82%	5%
2007 *	10.00	0.19	#	1.31	(0.98)	(0.28)	— †	10.24	5.20	35,117	0.20	0.20	0.64	1.83	1.39	2
MyDestination 2045 Fund
GS4 Class
2008	$10.12	$0.16	#	$0.10	$(4.34)	$(0.06)	$(0.23)	$5.75	(40.29)%	$17,998	0.20%	0.20%	0.79%	1.97%	1.38%	5%
2007 *	10.00	0.17	#	1.37	(1.09)	(0.28)	(0.05)	10.12	4.46	11,659	0.19	0.19	1.48	1.60	0.31	9

#	Calculated using the average shares outstanding method.
*	Inception date was December 29, 2006.
†	Amount represents less than $0.005 per share.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio also excludes previously recaptured fees.

142	GuideStone Funds

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated.

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (3)	Expenses, Including Expense Reduction (3)	Expenses, Before Waivers and Expense Reduction (3)(4)	Investment Income, Net (1)	Investment Income/ (Loss), Excluding Waivers and Expense Reduction (1)	Portfolio Turnover Rate
Conservative Allocation Fund
GS4 Class
2008	$13.02	$0.42	#	$0.03	$(2.17)	$(0.42)	$(0.55)	$10.33	(13.11)%	$246,617	0.12%	0.12%	0.15%	3.36%	3.33%	17%
2007	13.15	0.43	#	0.21	0.21	(0.44)	(0.54)	13.02	6.48	313,829	0.13	0.13	0.16	3.13	3.10	13
2006	12.94	0.40	#	0.17	0.20	(0.41)	(0.15)	13.15	5.99	308,802	0.13	0.13	0.18	3.08	3.03	9
2005	13.18	0.33	#	0.09	0.02	(0.32)	(0.36)	12.94	3.31	280,256	0.13	0.13	0.19	2.51	2.45	20
2004	13.00	0.21	#	0.04	0.37	(0.31)	(0.13)	13.18	4.76	270,913	0.13	0.13	0.17	1.60	1.56	11
Balanced Allocation Fund
GS4 Class
2008	$14.13	$0.39	#	$0.13	$(3.99)	$(0.43)	$(1.03)	$9.20	(24.41)%	$905,743	0.12%	0.12%	0.13%	3.05%	3.04%	19%
2007	14.61	0.41	#	0.48	0.16	(0.48)	(1.05)	14.13	7.16	1,348,204	0.13	0.13	0.13	2.68	2.68	7
2006	14.20	0.36	#	0.39	0.50	(0.40)	(0.44)	14.61	8.78	1,400,001	0.13	0.13	0.14	2.44	2.43	7
2005	14.27	0.32	#	0.21	0.36	(0.36)	(0.60)	14.20	6.24	1,273,855	0.13	0.13	0.14	2.18	2.17	10
2004	13.41	0.26	#	0.11	0.99	(0.30)	(0.20)	14.27	10.13	1,283,982	0.13	0.13	0.13	1.90	1.90	6
Growth Allocation Fund
GS4 Class
2008	$15.34	$0.28	#	$0.13	$(5.50)	$(0.29)	$(1.10)	$8.86	(32.98)%	$667,769	0.12%	0.12%	0.13%	2.15%	2.14%	13%
2007	16.05	0.30	#	0.78	0.07	(0.43)	(1.43)	15.34	7.16	1,095,092	0.13	0.13	0.13	1.80	1.80	5
2006	15.45	0.27	#	0.63	0.81	(0.35)	(0.76)	16.05	11.03	1,137,039	0.13	0.13	0.14	1.66	1.65	7
2005	15.03	0.23	#	0.31	0.68	(0.31)	(0.49)	15.45	8.09	1,046,061	0.13	0.13	0.14	1.50	1.49	5
2004	13.62	0.19	#	0.08	1.47	(0.21)	(0.12)	15.03	12.80	1,043,625	0.13	0.13	0.13	1.33	1.33	3
Aggressive Allocation Fund
GS4 Class
2008	$16.31	$0.16	#	$0.12	$(7.01)	$(0.14)	$(1.31)	$8.13	(41.05)%	$547,313	0.12%	0.12%	0.13%	1.21%	1.20%	7%
2007	17.23	0.17	#	1.11	(0.04)	(0.36)	(1.80)	16.31	7.17	1,000,850	0.13	0.13	0.13	0.94	0.94	2
2006	16.28	0.15	#	0.88	1.13	(0.28)	(0.93)	17.23	13.20	1,031,999	0.13	0.13	0.14	0.90	0.89	4
2005	15.55	0.13	#	0.41	0.98	(0.23)	(0.56)	16.28	9.75	940,769	0.13	0.13	0.14	0.85	0.84	4
2004	13.64	0.11	#	0.04	1.96	(0.12)	(0.08)	15.55	15.47	936,734	0.13	0.13	0.13	0.77	0.77	2

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio also excludes previously recaptured fees.

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For a Share Outstanding For the Years Ending December 31, unless otherwise indicated.

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (3)	Expenses, Including Expense Reduction (3)	Expenses, Before Waivers and Expense Reduction (3)(4)	Investment Income, Net (1)	Investment Income, Excluding Waivers and Expense Reduction (1)	Portfolio Turnover Rate
Conservative Allocation Fund I
GS2 Class
2008	$9.86	$0.49		$0.03	$(1.81)	$(0.39)	$(0.18)	$8.00	(12.98)%	$54,317	0.15%	0.15%	0.22%	5.21%	5.14%	25%
2007	10.05	0.50		0.23	(0.07)	(0.54)	(0.31)	9.86	6.55	67,231	0.16	0.16	0.22	4.77	4.71	25
2006	10.15	0.46		0.19	(0.02)	(0.49)	(0.24)	10.05	6.21	57,188	0.17	0.17	0.30	4.53	4.40	16
2005	10.31	0.36		0.10	(0.10)	(0.38)	(0.14)	10.15	3.46	54,231	0.17	0.17	0.30	3.52	3.39	16
2004	10.31	0.25		0.05	0.19	(0.36)	(0.13)	10.31	4.77	31,447	0.17	0.17	0.39	2.42	2.20	23
Balanced Allocation Fund I
GS2 Class
2008	$11.07	$0.51	#	$0.17	$(3.38)	$(0.42)	$(0.42)	$7.53	(24.26)%	$260,123	0.14%	0.14%	0.14%	5.16%	5.16%	23%
2007	11.35	0.55	#	0.66	(0.38)	(0.62)	(0.49)	11.07	7.32	353,793	0.16	0.16	0.14	4.62	4.64	12
2006	11.32	0.46	#	0.45	0.09	(0.50)	(0.47)	11.35	8.85	262,451	0.17	0.17	0.18	3.93	3.92	13
2005	11.23	0.40	#	0.25	0.07	(0.46)	(0.17)	11.32	6.42	239,244	0.17	0.17	0.18	3.49	3.48	11
2004	10.62	0.34	#	0.14	0.60	(0.36)	(0.11)	11.23	10.26	122,166	0.17	0.17	0.22	3.07	3.02	10
Growth Allocation Fund I
GS2 Class
2008	$12.53	$0.39	#	$0.16	$(4.69)	$(0.34)	$(0.70)	$7.35	(32.82)%	$161,815	0.15%	0.15%	0.14%	3.65%	3.66%	18%
2007	12.96	0.41		0.92	(0.37)	(0.58)	(0.81)	12.53	7.40	251,579	0.16	0.16	0.15	3.20	3.21	9
2006	12.62	0.34		0.73	0.35	(0.44)	(0.64)	12.96	11.21	187,536	0.17	0.17	0.20	2.73	2.70	9
2005	12.17	0.29		0.38	0.33	(0.39)	(0.16)	12.62	8.20	159,849	0.17	0.17	0.20	2.42	2.39	8
2004	11.11	0.24		0.09	1.09	(0.26)	(0.10)	12.17	12.88	70,608	0.17	0.17	0.27	2.13	2.03	7
Aggressive Allocation Fund I
GS2 Class
2008	$14.07	$0.24	#	$0.14	$(6.15)	$—	$(1.10)	$7.20	(40.87)%	$109,556	0.15%	0.15%	0.16%	2.08%	2.07%	10%
2007	14.56	0.27		1.37	(0.56)	(0.52)	(1.05)	14.07	7.38	198,847	0.16	0.16	0.15	1.81	1.82	7
2006	14.01	0.21		1.09	0.57	(0.36)	(0.96)	14.56	13.33	142,218	0.17	0.17	0.21	1.47	1.43	8
2005	13.16	0.18		0.52	0.62	(0.31)	(0.16)	14.01	9.98	125,826	0.17	0.17	0.21	1.38	1.34	5
2004	11.62	0.15		0.05	1.60	(0.15)	(0.11)	13.16	15.48	33,543	0.17	0.17	0.41	1.29	1.05	7

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio also excludes previously recaptured fees.

144	GuideStone Funds

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated.

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Including Expense Reduction		Expenses, Before Waivers and Expense Reduction (1)		Investment Income, Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate
Money Market Fund
GS2 Class
2008	$1.00	$0.03		$—	†	$(0.03)	$—		$1.00	2.95%	$171,739	0.20%		0.20%		0.20%		2.86%	2.86%	N/A
2007	1.00	0.05		—	†	(0.05)	—		1.00	5.23	112,581	0.23		0.23		0.23		5.11	5.11	N/A
2006	1.00	0.05		—	†	(0.05)	—		1.00	4.92	100,559	0.26		0.26		0.26		4.82	4.82	N/A
2005	1.00	0.03		—	†	(0.03)	—		1.00	3.07	93,103	0.27		0.27		0.26		3.03	3.04	N/A
2004	1.00	0.01		—	†	(0.01)	—		1.00	1.19	61,374	0.27		0.27		0.27		1.17	1.17	N/A

GS4 Class
2008	$1.00	$0.03		$—	†	$(0.03)	$—		$1.00	2.75%	$970,146	0.40	% (2)	0.40	% (2)	0.40	% (2)	2.72%	2.72%	N/A
2007	1.00	0.05		—	†	(0.05)	—		1.00	5.03	939,596	0.43		0.43		0.43		4.92	4.92	N/A
2006	1.00	0.05		—	†	(0.05)	—		1.00	4.72	930,582	0.46		0.46		0.46		4.64	4.64	N/A
2005	1.00	0.03		—	†	(0.03)	—		1.00	2.88	766,322	0.46		0.46		0.46		2.84	2.84	N/A
2004	1.00	0.01		—	†	(0.01)	—		1.00	0.99	838,087	0.46		0.46		0.45		0.98	0.99	N/A
Low-Duration Bond Fund
GS2 Class
2008	$8.90	$0.36	#	$(0.60)		$(0.55)	$—		$8.11	(2.76)%	$105,223	0.36%		0.36%		0.41%		4.19%	4.14%	427%
2007	8.89	0.42	#	0.12		(0.53)	—		8.90	6.22	133,374	0.42		0.42		0.45		4.71	4.68	248
2006	9.06	0.38	#	(0.03)		(0.52)	—		8.89	3.94	105,991	0.45		0.45		0.47		4.22	4.20	168
2005	9.32	0.30	#	(0.15)		(0.41)	—	†	9.06	1.60	104,681	0.45		0.45		0.48		3.30	3.27	196
2004	9.51	0.21	#	(0.07)		(0.28)	(0.05)		9.32	1.47	59,777	0.45		0.45		0.49		2.22	2.18	289

GS4 Class
2008	$12.88	$0.51	#	$(0.87)		$(0.53)	$—		$11.99	(2.84)%	$515,996	0.52%		0.52%		0.61%		4.03%	3.94%	427%
2007	12.63	0.58	#	0.17		(0.50)	—		12.88	6.11	665,292	0.58		0.58		0.64		4.54	4.48	248
2006	12.66	0.58	#	(0.11)		(0.50)	—		12.63	3.75	697,687	0.61		0.61		0.66		4.05	4.00	168
2005	12.87	0.40	#	(0.22)		(0.39)	—	†	12.66	1.39	789,077	0.61		0.61		0.67		3.13	3.07	196
2004	13.00	0.27	#	(0.09)		(0.26)	(0.05)		12.87	1.38	789,866	0.61		0.61		0.67		2.06	2.00	289

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio also excludes previously recaptured fees.
(2)	The Money Market Fund participates in the U.S. Department of the Treasury (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the Treasury will guarantee the share price of the shares of the Fund held by shareholders as of the close of business on September 19, 2008, at $1.00 for each share of the Fund, if the Fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Fund liquidates. Shareholders who held shares of the Fund on September 19, 2008, are provided a guarantee for the lesser of: (a) the number of shares owned by the shareholder at the close of September 19, 2008; or (b) the number of shares owned by the shareholder on the date of a Guarantee Event. The Program does not apply to shareholders who were not shareholders of the Fund as of the close of business on September 19, 2008. The Fund will bear the expense of its participation in the Program without regard to any expense limitation currently in effect.

Prospectus	145

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated.

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Return of Capital		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction (1)	Investment Income, Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate
Medium-Duration Bond Fund
GS2 Class
2008	$8.42	$0.40	#	$(0.72)	$(0.65)	$(0.32)	$—		$7.13	(3.88)%	$112,240	0.47%	0.47%	0.48%	5.07%	5.06%	566%
2007	8.52	0.42	#	0.12	(0.64)	— †	—		8.42	6.65	151,466	0.48	0.48	0.49	5.02	5.01	428
2006	8.71	0.39	#	(0.01)	(0.57)	—	—		8.52	4.50	113,051	0.50	0.50	0.50	4.60	4.60	440
2005	9.06	0.34	#	(0.10)	(0.53)	(0.06)	—		8.71	2.62	100,800	0.50	0.50	0.53	3.84	3.81	465
2004	9.24	0.28	#	0.21	(0.45)	(0.22)	—		9.06	5.34	52,865	0.50	0.50	0.53	2.97	2.94	372

GS4 Class
2008	$13.64	$0.65	#	$(1.18)	$(0.63)	$(0.32)	$—		$12.16	(3.89)%	$738,610	0.58%	0.58%	0.67%	4.96%	4.87%	566%
2007	13.42	0.66	#	0.18	(0.62)	— †	—		13.64	6.46	1,079,034	0.61	0.61	0.68	4.88	4.81	428
2006	13.40	0.60	#	(0.03)	(0.55)	—	—		13.42	4.37	1,108,958	0.62	0.62	0.69	4.48	4.41	440
2005	13.63	0.50	#	(0.16)	(0.51)	(0.06)	—		13.40	2.50	981,935	0.62	0.62	0.71	3.71	3.62	465
2004	13.58	0.39	#	0.31	(0.43)	(0.22)	—		13.63	5.20	853,377	0.62	0.62	0.72	2.85	2.75	372
Extended-Duration Bond Fund
GS2 Class
2008	$7.95	$0.47	#	$(1.11)	$(0.85)	$(0.15)	$—		$6.31	(8.12)%	$64,834	0.52%	0.52%	0.52%	6.66%	6.66%	40%
2007	8.13	0.41	#	0.23	(0.69)	(0.13)	—		7.95	8.45	75,841	0.53	0.53	0.53	5.21	5.21	101
2006	8.44	0.40	#	(0.03)	(0.65)	(0.03)	—		8.13	4.75	59,916	0.57	0.57	0.57	4.91	4.91	100
2005	8.90	0.44	#	0.04	(0.68)	(0.26)	—		8.44	5.65	57,372	0.56	0.56	0.57	4.90	4.89	38
2004	9.23	0.47	#	0.27	(0.76)	(0.31)	—		8.90	8.49	32,309	0.57	0.57	0.57	5.17	5.17	66

GS4 Class
2008	$15.20	$0.90	#	$(2.15)	$(0.83)	$(0.15)	$—		$12.97	(8.28)%	$357,073	0.69%	0.69%	0.71%	6.45%	6.43%	40%
2007	14.81	0.74	#	0.44	(0.66)	(0.13)	—		15.20	8.29	500,252	0.72	0.72	0.72	5.02	5.02	101
2006	14.82	0.69	#	(0.04)	(0.63)	(0.03)	—		14.81	4.56	467,877	0.73	0.73	0.76	4.75	4.72	100
2005	14.93	0.71	#	0.10	(0.66)	(0.26)	—		14.82	5.54	393,851	0.73	0.73	0.76	4.72	4.69	38
2004	14.78	0.75	#	0.45	(0.74)	(0.31)	—		14.93	8.37	399,459	0.73	0.73	0.75	5.01	4.99	66
Global Bond Fund

GS4 Class
2008	$10.14	$0.64	#	$(2.59)	$(0.75)	$(0.10)	$—		$7.34	(20.28)%	$167,465	0.78%	0.78%	0.80%	7.20%	7.18%	176%
2007	10.12	0.61		0.08	(0.64)	(0.03)	—		10.14	7.00	125,333	0.79	0.79	0.80	6.07	6.06	255
2006 (2)(3)	10.12	—	†	— †	— †	—	—	†	10.12	0.04	104,635	1.04	1.04	1.42	4.32	3.94	—

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio also excludes previously recaptured fees.
(2)	Inception date was December 29, 2006.
(3)	Total return is not annualized. Ratios are annualized.

146	GuideStone Funds

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated.

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Excess Distribution/ Return of Capital		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction (1)	Investment Income/ Loss, Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate
Equity Index Fund
GS2 Class
2008	$10.57	$0.18	#	$(4.06)	$(0.24)	$(0.09)	$—		$6.36	(37.32)%	$49,472	0.21%	0.21%	0.22%	2.11%	2.10%	5%
2007	11.08	0.20	#	0.39	(0.32)	(0.78)	—		10.57	5.19	81,104	0.22	0.22	0.22	1.77	1.77	5
2006	9.96	0.18	#	1.33	(0.28)	(0.11)	—		11.08	15.37	74,634	0.23	0.23	0.23	1.74	1.74	5
2005	9.78	0.16	#	0.30	(0.24)	(0.04)	—		9.96	4.80	62,214	0.23	0.23	0.24	1.63	1.62	6
2004	9.08	0.16	#	0.81	(0.27)	—	—	†	9.78	10.77	36,148	0.25	0.25	0.23	1.75	1.77	2

GS4 Class
2008	$19.07	$0.31	#	$(7.37)	$(0.22)	$(0.09)	$—		$11.70	(37.37)%	$247,077	0.37%	0.37%	0.42%	1.95%	1.90%	5%
2007	19.17	0.32	#	0.64	(0.28)	(0.78)	—		19.07	4.95	429,423	0.39	0.39	0.42	1.59	1.56	5
2006	16.97	0.28	#	2.28	(0.25)	(0.11)	—		19.17	15.19	466,429	0.40	0.40	0.43	1.57	1.54	5
2005	16.47	0.24	#	0.51	(0.21)	(0.04)	—		16.97	4.61	402,865	0.40	0.40	0.43	1.46	1.43	6
2004	15.12	0.25	#	1.35	(0.25)	—	—		16.47	10.60	417,962	0.40	0.40	0.41	1.60	1.59	2
Real Estate Securities Fund

GS4 Class
2008	$9.04	$0.18	#	$(3.80)	$(0.16)	$—	$(0.01)		$5.25	(40.35)%	$80,579	1.26%	1.26%	1.25%	2.21%	2.22%	94%
2007	12.55	0.11	#	(2.12)	(0.11)	(1.39)	—		9.04	(16.23)	96,775	1.20	1.20	1.22	0.94	0.92	119
2006 (2)(3)	12.50	—	†	0.05	—	—	—		12.55	0.40	107,035	1.33	1.33	1.88	(1.16)	(1.71)	—
Value Equity Fund
GS2 Class
2008	$9.10	$0.17	#	$(3.46)	$(0.22)	$(0.07)	$—		$5.52	(36.81)%	$143,506	0.66%	0.65%	0.67%	2.29%	2.27%	52%
2007	10.62	0.18	#	(0.27)	(0.28)	(1.15)	—		9.10	(1.18)	230,436	0.69	0.69	0.69	1.70	1.70	45
2006	10.75	0.18	#	1.78	(0.28)	(1.81)	—		10.62	18.76	181,940	0.72	0.71	0.72	1.70	1.69	76
2005	11.44	0.20	#	0.65	(0.28)	(1.26)	—		10.75	7.40	156,279	0.73	0.72	0.73	1.72	1.71	54
2004	9.94	0.17	#	1.59	(0.26)	— †	—		11.44	17.83	75,123	0.75	0.74	0.74	1.64	1.64	56

GS4 Class
2008	$17.03	$0.30	#	$(6.54)	$(0.19)	$(0.07)	$—		$10.53	(36.95)%	$844,459	0.85%	0.84%	0.86%	2.09%	2.07%	52%
2007	18.65	0.29	#	(0.52)	(0.24)	(1.15)	—		17.03	(1.39)	1,407,534	0.88	0.88	0.88	1.50	1.50	45
2006	17.50	0.28	#	2.93	(0.25)	(1.81)	—		18.65	18.64	1,434,773	0.90	0.89	0.91	1.52	1.50	76
2005	17.74	0.28	#	0.99	(0.25)	(1.26)	—		17.50	7.13	1,279,940	0.90	0.89	0.93	1.53	1.49	54
2004	15.28	0.24	#	2.45	(0.23)	—	—		17.74	17.71	1,305,669	0.90	0.89	0.92	1.49	1.46	56

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio also excludes previously recaptured fees.
(2)	Inception date was December 29, 2006.
(3)	Total return is not annualized. Ratios are annualized.

Prospectus	147

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated.

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Excess Distribution/ Return of Capital	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction (1)	Investment Income/ (Loss), Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate
Growth Equity Fund
GS2 Class
2008	$12.76	$0.03		$(5.49)	$(0.04)	$—	$—	$7.26	(42.84)%	$141,138	0.87%	0.86%	0.87%	0.26%	0.25%	99%
2007	11.23	0.02		1.55	(0.04)	—	—	12.76	13.99	242,557	0.89	0.89	0.88	0.24	0.25	51
2006	11.18	—	†	0.05	—	—	—	11.23	0.45	179,852	0.89	0.88	0.90	—	(0.02)	48
2005	10.29	(0.03)		0.92	—	—	—	11.18	8.65	172,118	0.87	0.86	0.89	(0.10)	(0.13)	49
2004	9.16	—	†	1.13	—	—	—	10.29	12.34	84,177	0.87	0.86	0.89	0.01	(0.02)	56

GS4 Class
2008	$20.22	$0.02		$(8.70)	$(0.02)	$—	$—	$11.52	(42.92)%	$817,315	0.97%	0.96%	1.06%	0.16%	0.06%	99%
2007	17.77	0.02		2.45	(0.02)	—	—	20.22	13.90	1,488,091	1.00	1.00	1.07	0.13	0.06	51
2006	17.71	(0.02)		0.08	—	—	—	17.77	0.34	1,343,147	1.01	1.00	1.09	(0.12)	(0.21)	48
2005	16.33	(0.04)		1.42	—	—	—	17.71	8.45	1,362,599	0.99	0.98	1.08	(0.22)	(0.32)	49
2004	14.55	(0.02)		1.80	—	—	—	16.33	12.23	1,405,754	0.99	0.98	1.08	(0.11)	(0.21)	56
Small Cap Equity Fund
GS2 Class
2008	$9.60	$0.05	#	$(3.61)	$(0.08)	$—	$(0.02)	$5.94	(37.05)%	$48,159	1.03%	1.02%	1.04%	0.66%	0.64%	147%
2007	11.33	0.06	#	0.09	(0.07)	(1.81)	—	9.60	1.05	76,792	1.05	1.05	1.05	0.48	0.48	119
2006	11.40	(0.01	)#	1.32	—	(1.38)	—	11.33	11.40	66,695	1.06	1.05	1.06	(0.05)	(0.06)	86
2005	12.51	(0.01	)#	0.84	—	(1.94)	—	11.40	6.48	62,009	1.10	1.09	1.07	(0.06)	(0.04)	97
2004	11.52	(0.01)		1.74	—	(0.74)	—	12.51	15.04	28,639	1.18	1.15	1.20	(0.10)	(0.15)	148

GS4 Class
2008	$14.31	$0.07	#	$(5.39)	$(0.06)	$—	$(0.02)	$8.91	(37.19)%	$272,588	1.15%	1.13%	1.24%	0.55%	0.44%	147%
2007	16.00	0.06	#	0.11	(0.05)	(1.81)	—	14.31	0.87	466,522	1.18	1.18	1.25	0.34	0.27	119
2006	15.61	(0.03	)#	1.80	—	(1.38)	—	16.00	11.27	486,358	1.21	1.20	1.25	(0.20)	(0.25)	86
2005	16.48	(0.03	)#	1.10	—	(1.94)	—	15.61	6.37	463,367	1.22	1.21	1.27	(0.19)	(0.26)	97
2004	14.99	(0.02)		2.25	—	(0.74)	—	16.48	14.89	432,763	1.25	1.22	1.37	(0.16)	(0.31)	148
International Equity Fund
GS2 Class
2008	$14.61	$0.34	#	$(6.89)	$(0.39)	$(0.35)	$—	$7.32	(44.72)%	$193,281	0.94%	0.93%	1.08%	2.92%	2.77%	88%
2007	15.80	0.26	#	1.79	(0.27)	(2.97)	—	14.61	13.21	279,652	0.96	0.96	1.07	1.55	1.44	66
2006	14.71	0.25		3.23	(0.35)	(2.04)	—	15.80	23.78	199,989	0.97	0.96	1.10	1.60	1.46	26
2005	12.93	0.29		1.99	(0.30)	(0.20)	—	14.71	17.66	176,819	0.97	0.95	1.12	1.59	1.43	30
2004	11.06	0.16		1.93	(0.22)	—	—	12.93	18.93	87,300	0.97	0.95	1.13	1.32	1.14	33

GS4 Class
2008	$18.32	$0.40	#	$(8.63)	$(0.36)	$(0.35)	$—	$9.38	(44.81)%	$873,618	1.12%	1.11%	1.28%	2.73%	2.56%	88%
2007	19.09	0.28	#	2.16	(0.24)	(2.97)	—	18.32	12.96	1,400,548	1.14	1.14	1.27	1.38	1.25	66
2006	17.37	0.26		3.82	(0.32)	(2.04)	—	19.09	23.58	1,254,839	1.15	1.14	1.29	1.43	1.28	26
2005	15.20	0.23		2.41	(0.27)	(0.20)	—	17.37	17.39	1,120,234	1.15	1.13	1.31	1.42	1.24	30
2004	12.96	0.17		2.26	(0.19)	—	—	15.20	18.80	1,072,556	1.15	1.13	1.31	1.22	1.04	33

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio also excludes previously recaptured fees.

148	GuideStone Funds

Glossary

30-Day SEC Yield — A standardized measure of yield for a mutual fund. The calculation is based on a 30-day period ending on the last of the previous month. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Active Management — A style of investment management where the portfolio manager actively makes investment decisions and initiates buying and selling of securities in an effort to maximize return. It is the opposite of passive management, where the portfolio manager oversees a static portfolio structured to match the performance of a selected part of the market or index.

American Depository Receipt (“ADR”) — Receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over-the-counter markets in the U.S.

Amortized Cost — This method involves valuing securities at their cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. The accounting method is used for the Money Market Fund.

Annualize — To convert to an annual basis. The expression of a rate of return over periods other than one year converted to annual terms. For example, a cumulative return of 21% over two years would convert into an annualized return of 10% per annum, even though each annual return may have looked nothing like 10%. For example, if an investment earned -2% in year one and 23.5% in year two, the compound annual return would be 10%.

Asset-Backed Securities — Securities backed by mortgages, installment contracts, credit card receivables or other financial assets. These securities represent interest in “pools” of assets in which payments of both interest and principal on the securities are made periodically.

Average Maturity — The average length of time on which the principal of a bond in a bond fund must be repaid.

Basis Point — One basis point is 0.01%, or 1/100 of a percentage point. Thus 100 basis points equal 1% percent.

Benchmark — Any basis of measurement, such as an index, that is used by an investment manager as a yardstick to assess the risk and performance of a portfolio. For example, the S&P 500® Index is a commonly used benchmark for U.S. large-cap equity portfolios.

Commercial Paper — The security is a short-term, unsecured promissory note issued in the public market as an obligation of the issuing entity. The maturity of commercial paper is typically less than 270 days.

Credit Quality — A measure that reflects the rating assigned by Standard & Poor’s®, Moody’s Investors Service, Inc. or Fitch, Inc. to fixed-income securities. It rates the issuing entity’s capacity to meet the repayment terms of the security. Bonds issued and backed by the federal government are of the highest quality and are considered superior to bonds rated AAA, which is the highest possible rating a corporate bond can receive. Investment quality ratings include AAA, AA, A, and BBB. Bonds rated BB or lower are considered high yield or “junk” bonds.

Capital Gain/Loss — A realized gain or loss calculated at the time of sale or maturity of any capital asset. Refers to the profit or loss attributable to the difference between the purchase and sale price.

Concentration Risk — Risk associated with a relatively high exposure to a certain security position, sector, industry and/or country.

Correlation — The statistical measure which indicates the tendency of two variables moving together.

Prospectus	149

Credit Ratings — See Credit Quality.

Credit Risk — A risk that an issuer may default on its securities causing a loss to the debt holder.

Currency Exchange Rate — A quotation used to indicate the value of a foreign currency relative to one unit of local currency.

Currency Risk — Foreign investments bear the risk of the local market and the foreign exchange rate. Risk associated with exposure to a certain currency that declines in value. Changes in currency exchange rates relative to the U.S. dollar may negatively affect the value of foreign investments.

Current Income — Money that is received on an ongoing basis from investments in the form of dividends, interest, rents or other income sources.

Default Risk — Risk that an issuer will be unable to timely meet interest and principal payments.

Developed Markets — Financial markets in countries with developed economies. Examples include, but are not limited to, the United States, United Kingdom, Germany, France and Japan.

Distribution (12b-1) Fees — Fees assessed to shareholders for marketing and distribution expenses for a fund.

Dividend — Earnings distributed to shareholders. Mutual fund dividends are paid out of income from a fund’s investments.

Dividend Yield — Yield is determined by dividing the amount of annual dividends per share by the current market price per share of stock.

Downgraded — The act of lowering the credit rating of a fixed-income instrument.

Emerging Markets — Financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan). Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

Equity — Represents ownership interest possessed by shareholders in a corporation. Synonymous with stock.

Exchange-Traded Funds (“ETFs”) — ETFs are open-end investment companies whose shares are listed for trading on a national securities exchange or the NASDAQ National Market System.

Expense Ratio — Expressed as a percentage, provides the investor the total cost for fund operating expenses and management fees.

Federal Deposit Insurance Corporation (“FDIC”) — Federal agency established in 1933 that guarantees (within limits) funds on deposit in member banks and thrift institutions and performs other functions to facilitate mergers or prevent failures.

Fixed-Income Securities — A security that pays a fixed-rate of return. Usually refers to government, corporate or municipal bonds, which pay a fixed-rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.

Foreign Issuers — Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

Forward Contracts — A privately negotiated contract permitting the holder to purchase or sell a specified amount of a financial instrument or foreign currency on a predetermined future date at a predetermined price.

150	GuideStone Funds

Futures Contracts — A standardized agreement to buy or sell a specified amount of a financial instrument or good at a particular price on a stipulated future date. The price is established on an organized exchange and the potential gain/loss is realized each day (marking to market).

Global Depository Receipt (“GDR”) — Receipt for shares in a foreign based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the U.S. and Latin America to offer shares in many markets around the world.

Hedging — The practice of undertaking one investment activity in order to protect against losses in another.

High Yield Bonds (“Junk Bonds”) — A bond that has a credit rating of BB or lower and that pays a higher yield to compensate for the greater credit risk.

Illiquid Securities — A security that cannot be disposed of promptly (i.e., within seven days) and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument.

Interest — Cost of using money, expressed as a rate per period of time, usually one year, in which case it is called an annual rate of interest.

Interest Rate Risk — Risk that changes in interest rates will adversely affect the value of an investor’s securities portfolio. When interest rates rise, the market value of fixed-income contracts (such as bonds) declines. Similarly, when interest rates decline, the market value of fixed-income contracts increases.

International Equity Securities — Investments in non-U.S. stocks or equity securities.

Investment Grade Bond — See Credit Quality.

Maturity — The date at which a debt instrument is due and payable.

Money Market Instruments — Such instruments include high quality, short-term debt instruments. Among other quality requirements, a money market instrument must mature in 397 days or less.

Nationally Recognized Statistical Rating Organization (“NRSRO”) — NRSRO means any nationally recognized statistical rating organization, as designated by the SEC that does not directly or indirectly control, and is not controlled by or under common control with, the issuer of, or any insurer, guarantor or provider of credit support for, the security. As of September 25, 2008, the SEC has designated ten rating agencies as NRSROs: (1) Dominion Bond Rating Service Ltd.; (2) Fitch, Inc.; (3) Moody’s Investors Service, Inc.; (4) Standard & Poor’s® Division of the McGraw Hill Companies Inc.; (5) A.M. Best Company, Inc.; (6) Japan Credit Rating Agency, Ltd.; (7) Rating and Investment Information, Inc.; (8) Egan-Jones Rating Company; (9) LACE Financial Corp.; and (10) Realpoint LLC.

Net Asset Value (“NAV”) — The market value of a fund share. For the Funds, this value is net of all expenses. The NAV is calculated after the close of the exchanges and markets each day by taking the closing market value of all securities owned plus all other assets such as cash, subtracting liabilities, then dividing the result (total net assets) by the total number of shares outstanding.

Options — An instrument that provides for an investor to initiate a purchase and/or sell transaction. An owner of a call (put) option has the right to purchase (sell) the underlying security at a specified price, and this right lasts until a specified date.

Passive Management — A style of investment management that seeks to attain performance equal to the market or a particular index. In pure index funds, no judgments are made about future market movements, although more sophisticated managers usually offer tilted portfolios.

Prospectus	151

Political Risk — Risk associated with uncertain political environments when investing in foreign securities. Political risks tend to be greater in emerging markets relative to developed markets.

Prepayment Risk — Prepayment is the activity of repaying principal prior to its stated maturity date. Prepayments of certain fixed-income securities, such as mortgage-backed securities, are subject to prepayment risk. Prepayments generally increase when interest rates fall, resulting in a risk that principal is re-invested at lower interest rates.

Price-to-Book (“P/B”) Ratio — The weighted average of the P/B ratios of all the stocks in a fund’s portfolio. Generally, a high P/B ratio indicates the price of the stock exceeds the actual worth of the company’s assets, while a low P/B ratio indicates the stock is relatively cheap.

Price-to-earnings (“P/E”) Ratio — A stock’s market price divided by its current or estimated future earnings per share. A fundamental measure of the attractiveness of a particular security versus all other securities as determined by the investing public. The higher the P/E, the more investors are paying, and therefore the more earnings growth they are expecting. The lower the ratio relative to the average of the stock market, the lower the (market’s) profit growth expectations.

Principal — Face amount of a debt instrument on which interest is either owed or earned.

Real Estate Investment Trust (“REIT”) — A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate loans or interests. REITs are not taxed on net income and gains that are distributed to shareholders, provided they comply with the requirements of the Code.

REITs are generally classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

Record Date — Date on which a shareholder must officially own shares in order to be entitled to a dividend.

Rule 2a-7 — Rule under the Investment Company Act of 1940, as amended, which allows for the use of the amortized cost method of accounting as long as the portfolio adheres to certain parameters related to credit quality, security type and maturity. The Money Market Fund adheres to the requirements of Rule 2a-7.

Securities and Exchange Commission (“SEC”) — An organization created by an act of Congress, entitled the “Securities Exchange Act of 1934.” The SEC is an independent bipartisan, quasi-judicial agency of the U.S. government. The laws administered by the SEC relate in general to the field of securities and finance and seek to provide protection for investors and the public in their securities transactions.

Securities Lending — A program of lending eligible securities from the portfolios to approved borrowers in return for a fee.

Select Funds — Funds that directly invest in different types of fixed-income obligations, stocks or other investments to meet their respective investment objectives. Eleven (6 equity, 4 fixed-income and one money market) separate Select Funds are offered through GuideStone Funds. The majority of the Select Funds use a multi-manager approach by combining different investment management firms (Sub-Advisers) within a single Select Fund.

Standard Deviation — A statistical measurement of distribution around an average, which depicts how widely returns varied over a certain period of time. Investors use the standard deviation of historical performance to try to predict the most likely range of returns. When a fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility.

152	GuideStone Funds

Swap Agreements — An agreement between two or more parties to exchange sets of cash flows over a period in the future. Two basic types of swaps are interest rate swaps and currency swaps.

Total Return — Return on an investment including both appreciation/(depreciation) and interest or dividends.

Transfer Agent — The agent that processes and records purchases and sales of Fund shares for all classes. PNC Global Investment Servicing Inc. serves as the transfer agent for the Funds.

Turnover — Statistical ratio measuring the amount of transactions within a portfolio over a given time period.

Weighted Average Market Cap — The weighted average is computed by weighing each company’s market capitalization by the market value of the securities in the fund. Market capitalization is found by multiplying the number of outstanding shares of stock for a company by the current market price of those shares.

Weighted Average Maturity — The weighted average is computed by weighing each securities maturity date by the market value of the security in the fund.

Yield Curve — A visual representation of the term structure of interest rates by plotting the yields of all bonds of the same quality within maturities ranging from the shortest to the longest available. It shows the relationship between bond yields and maturity lengths. A normal or positive yield curve signifies higher interest rates for long-term investment, while a negative or downward curve indicates higher short-term rates.

Yield Spreads — A difference in yield between various issues of securities.

Yield to Maturity — The yield provided by a bond that is held to its maturity date, taking into account both interest payments and capital gains or losses.

Prospectus	153

You can learn more about the Funds by requesting the following free documents:

Statement of Additional Information (“SAI”): Provides additional information about the Funds’ policies, investment restrictions, risks and business structure. The SAI is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Contains performance data and information on portfolio holdings for the last completed fiscal year or half year. The Annual Report also contains the auditor’s report and a discussion by management of the market conditions and investment strategies that significantly affected the Funds’ performance.

If you have questions or need information about your Plan account, contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433) (7 a.m. to 6 p.m. Central time) Monday through Friday.

To request these free documents or for other information, you may call us at 1-888-98-GUIDE (1-888-984-8433) (7 a.m. to 6 p.m. Central time) Monday through Friday or contact us in writing at:

GuideStone Funds

2401 Cedar Springs Road

Dallas, TX 75201-1498

Visit our Web site at www.GuideStoneFunds.org to access the Prospectus, SAI and Annual/Semi-Annual Reports.

You may also get free copies by:

•	Accessing them on the EDGAR Database on the SEC’s Web site —

www.sec.gov.

•	Reviewing and copying them at the SEC’s Public Reference Room in Washington D.C. (phone: 202-551-8090).

•

Requesting copies (you will be charged a duplicating fee) from the Public Reference Section of the SEC, Washington, D.C. 20549–0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

2401 Cedar Springs Road, Dallas, TX 75201-1498 1-888-98-GUIDE • www.GuideStoneFunds.org	Funds distributed by PFPC Distributors, Inc. 760 Moore Road, King of Prussia, PA 19406

811-10263	5/09 2318

Statement of Additional Information (SAI)

May 1, 2009

GuideStone Funds

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' current Prospectus for the GS2 Class and GS4 Class shares dated May 1, 2009. The financial statements contained in the Funds' Annual Report for the fiscal year ended December 31, 2008 are incorporated by reference into this SAI. You can obtain a free copy of the current Prospectus, Annual Report and Semi-Annual Report on our Web site at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

Well Done…good and faithful servant. MATTHEW 25:21

2	GuideStone Funds

Statement of Additional Information	3

History of the Funds

GuideStone Funds (the “Trust”), formerly, AB Funds Trust, is an open-end management investment company organized as a Delaware statutory trust on March 2, 2000. On September 13, 2005, AB Funds Trust changed its name to GuideStone Funds. The Trust has established twenty-four series (each, a “Fund” and together, the “Funds”), which are described in this SAI. Each Fund is a separate mutual fund with its own investment objective, strategies and risks.

The MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund and MyDestination 2045 Fund are each referred to as a “Date Target Fund” and are together the “Date Target Funds.” The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Income Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I are each referred to as an “Asset Allocation Fund” and are together referred to as the “Asset Allocation Funds”. The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are each referred to as a “Bond Fund” and are together referred to as the “Bond Funds.” The Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund are each referred to as an “Equity Fund” and are together referred to as the “Equity Funds.”

Each Date Target Fund and each Asset Allocation Fund is a “fund-of-funds,” which means that it generally does not buy securities directly, but rather, allocates its assets among a different mix of mutual funds, primarily but not limited to the Select Funds, to meet a specified investment objective. The Select Funds, in turn, invest directly in different types of fixed-income obligations, stocks or other investments to meet their investment objectives.

Currently, there are two classes of shares issued by the Trust, the GS2 Class and GS4 Class (each, a “Class” and together, the “Classes”). The Trust’s Board of Trustees (“Board” or “Board of Trustees”) may issue additional classes of shares or series at any time without prior approval of the shareholders.

Description of Investments and Risks

You should understand that all investments involve risk and that there can be no guarantee against loss resulting from an investment in the Funds. Unless otherwise indicated, all percentage limitations governing the investments of the Funds apply only at the time of a transaction.

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse affect on each Fund.

4	GuideStone Funds

Federal, state and other governments, their regulatory agencies or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

The following should be read in conjunction with sections of the Funds’ Prospectus entitled “Investment Objective,” “Principal Investment Strategies” and “Principal Risks” for each Fund. Unless otherwise defined in this SAI, the terms used herein have the respective meanings assigned to them in the Prospectus.

GuideStone Capital Management serves as the investment adviser to the Funds (the “Adviser”) and is an affiliate of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”). The Adviser allocates each Date Target Fund’s and each Asset Allocation Fund’s investments among a mix of mutual funds, primarily but not limited to the Select Funds. Rather than making the day-to-day investment decisions for the Select Funds, the Adviser acts as a manager of managers and retains various Sub-Advisers to do so. The Sub-Advisers employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Select Funds. The Sub-Advisers may not invest in all the instruments or use all the investment techniques permitted by the Funds’ Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and restrictions.

The Funds do not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the liquor, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Funds may not be able to take advantage of certain investment opportunities due to these restrictions. This policy may not be changed without shareholder approval.

The Funds are series of a diversified, open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Date Target Funds and the Asset Allocation Funds invest primarily in the shares of the Select Funds and, unless indicated otherwise, the description of investments and risks in this SAI applies to the Date Target Funds and the Asset Allocation Funds through their investments in the Select Funds. Each Date Target Fund and each Asset Allocation Fund may from time to time invest and reinvest up to 10% of its assets directly in U.S. Department of the Treasury (“U.S. Treasury”) obligations, exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts to gain exposure to the U.S. equity and fixed-income markets on cash balances. The Date Target Funds and the Asset Allocation Funds may also sell exchange-listed equity futures contracts, U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts short to reduce exposure. The foregoing percentage limitations on long positions shall not apply to any short activity. Any such investment will be made for cash management purposes and will seek to provide market exposure approximating the strategic asset allocation of the applicable Date Target Fund and Asset Allocation Fund.

Asset-Backed and Mortgage-Backed Securities. To the extent described in the Prospectus, the Bond Funds, Money Market Fund and Small Cap Equity Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

Statement of Additional Information	5

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will decrease yield to maturity.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by the Bond Funds, Money Market Fund and Small Cap Equity Fund may include collateralized mortgage obligations (“CMOs”) issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of such obligations ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various classes may be structured in a variety of ways.

There are a number of important differences among the agencies, instrumentalities and government-sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a government-sponsored enterprise owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.

Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government.

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent position. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Additionally, Fannie Mae and Freddie Mac are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10% per year until stabilizing at a lower, less risky size.

6	GuideStone Funds

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac maintain a positive net worth. Fannie Mae and Freddie Mac’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to Fannie Mae and Freddie Mac to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase Fannie Mae and Freddie Mac mortgage-backed securities through December 31, 2009, in order to aid mortgage affordability.

Some, but not all, mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities. Commercial mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Bankers’ Acceptances, Certificates of Deposit, Time Deposits and Bank Notes.  The Select Funds may invest in such obligations issued by U.S. or foreign issuers; provided, however, the Money Market Fund will invest in instruments denominated exclusively in U.S. dollars. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (the “FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank. FDIC coverage on deposit accounts was temporarily increased from $100,000 to $250,000 on October 3, 2008. The FDIC limits will revert to $100,000 on December 31, 2009.

The Select Funds may invest in the obligations of foreign banks and foreign branches of domestic banks. (The Money Market Fund may invest in such obligations only if they are denominated exclusively in U.S. dollars.) Such obligations include Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar time deposits, which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank;

Statement of Additional Information	7

Canadian time deposits, which are essentially the same as Eurodollar time deposits except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee bankers’ acceptances, which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. U.S. branches of foreign banks may be considered domestic banks if it can be demonstrated they are subject to the same regulation as U.S. banks.

Investments in Eurodollar and Yankeedollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements.

Bank Loans.  The Bond Funds may invest in bank loans, which include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. There are special risks associated with investments in bank loans and participations, which include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations and (iv) limitations on the ability of a Fund to directly enforce its rights with respect to participations. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans generally will not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates, and a senior loan could lose a substantial part of its value prior to a default. However, as compared to high yield or junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Bond Funds’ investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus, bank loans are subject to interest rate risk. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds, and there may be less public information available about them. The Bond Funds may participate in the primary syndicate for a loan, or they may also purchase loans from other lenders (sometimes referred to as loan assignments). The Bond Funds may also acquire a participation interest in another lender’s portion of the senior loan. The Bond Funds’ investments in bank loans may include, without limitation, bridge loans and revolving lines of credit.

Bond Funds.  Although the Bond Funds invest mainly in fixed-income securities, they may invest in U.S. common stock, including American Depository Receipts (“ADRs”). The Global Bond Fund may invest in U.S. common stock, including ADRs, on a limited basis (generally no more than 5% of the Fund’s assets). The Bond Funds may also invest in preferred stock.

Collateralized Debt Obligations.  The Bond Funds may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of, generally non-mortgage, assets. Assets called collateral usually

8	GuideStone Funds

comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinated to it.

Commercial Paper.  The Select Funds may invest in commercial paper which includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. A Select Fund will only invest in commercial paper to the extent consistent with its investment policies, including its policies regarding credit quality and ratings.

Convertible Securities.  The Equity Funds and Bond Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

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Depository Arrangements.  Each Equity Fund may invest in ADRs and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars. They are publicly traded on exchanges or over-the-counter in the United States.

The Funds may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. securities issuer does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility because fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information for buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

Investments in ADRs involve certain risks not typically involved in purely domestic investments. These risks are set forth in the section entitled “Foreign Securities” in this SAI.

The International Equity Fund may also invest in European Depository Receipts (“EDRs”), International Depository Receipts (“IDRs”) and Global Depository Receipts (“GDRs”). These are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, EDRs, GDRs and IDRs are designed for use in the foreign securities markets. Investments in EDRs, GDRs and IDRs involve certain risks not typically involved in purely domestic investments, including currency exchange risk. These risks are set forth in the section entitled “Foreign Securities” in this SAI.

Dollar Rolls.  The Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA (to be announced) or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts. For additional information, see the section entitled “Mortgage Dollar Rolls” in this SAI.

Foreign Currency

Foreign Currency — Generally.  The Equity Funds may invest in securities denominated in foreign currencies. In addition, the Bond Funds, Small Cap Equity Fund and the International Equity Fund may invest in foreign debt, including the securities of foreign governments and foreign corporations, denominated in foreign currencies. The performance of investments in securities and obligations denominated in a foreign currency will be impacted by the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Absent other events that could otherwise affect the value of a foreign security or obligation (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security or obligation in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security or obligation.

10	GuideStone Funds

Although the Equity Funds and the Bond Funds may invest in securities and obligations denominated in foreign currencies as discussed herein, their portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments, or central banks. They can also be affected by currency controls, or by political developments in the U.S. or abroad. To the extent a Fund’s total assets, adjusted to reflect its net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, through the use of forward currency exchange contracts and other currency instruments as described below, the respective net currency positions of the Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the Equity Funds and Bond Funds will not exceed their total asset value, to the extent a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds are also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

Foreign Currency — Forward Currency Exchange Contracts.  The Equity Funds and the Bond Funds may enter into forward currency exchange contracts in order to hedge to the U.S. dollar and to hedge one foreign currency against changes in exchange rates for a different foreign currency. Each of these Funds also may use forward currency exchange contracts for non-hedging purposes, even if it does not own securities denominated in that currency. Forward currency exchange contracts represent an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. This allows a Fund to establish a rate of exchange for a future point in time.

When one of these Funds owns securities denominated in a foreign currency that the Sub-Adviser anticipates may decline substantially relative to the U.S. dollar or other leading currencies, the Fund may attempt to reduce this currency risk by entering into a forward currency exchange contract to sell, for a fixed amount, an amount of the foreign currency approximating the value of some or all of the Fund’s securities denominated in that foreign currency. When a Fund creates a short position in a foreign currency, it may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Fund’s net long and short foreign currency exposure will not exceed its total asset value.

In addition, when entering into a contract for the purchase or sale of a security, one of these Funds may enter into a forward currency exchange contract for the amount of the purchase or sale price. This protects the Fund against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Portfolio securities hedged by forward currency exchange contracts are still subject to fluctuations in market value. In addition, it will not generally be possible to match precisely the amount covered by a forward currency exchange contract. Additionally, the value of the securities involved will fluctuate based on market movements after the contract is entered into. Such imperfect correlation may cause a Fund to sustain losses that will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. While forward currency exchange contracts may protect a Fund from losses resulting from movements in exchange rates adverse to the Fund’s position, they may also limit potential gains that result from beneficial changes in the value of such currency. A Fund will also incur costs in connection with forward currency exchange contracts and conversions of foreign currencies and U.S. dollars.

Foreign Currency — Currency Futures Contracts and Options Thereon.  The Equity Funds and the Bond Funds may also engage in futures contracts on foreign currencies and related options transactions, for the same purposes that they are permitted to use forward currency exchange contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. These Funds may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges. These Funds may either accept or make delivery of the currency

Statement of Additional Information	11

specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to currency futures contracts are usually effected with the currency trader who is a party to the original futures contract. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Buyers and sellers of currency futures and options thereon are subject to the same risks that apply to the use of futures generally. These risks are set forth in the section entitled “Futures and Options” in this SAI.

Foreign Currency — Currency Options.  The Equity Funds and the Bond Funds may also write covered put and covered call options and purchase put and call options on foreign currencies, for the same purposes that they are permitted to use forward currency exchange contracts. These Funds will write or purchase currency options that are traded on U.S. or foreign exchanges or over-the-counter.

A call option written by a Fund obligates it to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by a Fund obligates it to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves the risk that a Fund may be required to sell the specified currency (subject to a call) at a price that is less than the currency’s market value or to purchase the specified currency (subject to a put) at a price that exceeds the currency’s market value. The use of currency options is subject to the same risks that apply to options generally. These risks are set forth in the section entitled “Futures and Options” in this SAI.

The purchase of a call option would entitle a Fund to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of the currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the call option. A Fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the Fund’s position.

One of these Funds may, for example, purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated. The purchase of a put option would entitle a Fund to sell specific currency at a specified price during the option period. This is meant to offset or hedge against a decline in the dollar value of such portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

Foreign Currency — TBAs.  The Bond Funds and Small Cap Equity Fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying portfolio securities, according to the procedures described in the section entitled “Valuation of Shares” in this SAI.

Foreign Currency — Cover Requirements.  When these Funds engage in forward currency exchange contracts, currency futures contracts and options thereon, and currency put and call options, they will comply with guidelines established by the U.S. Securities and Exchange Commission (the “SEC”) with respect to coverage of these strategies. These coverage guidelines are set forth in the section entitled “Futures and Options — Cover Requirements” in this SAI.

Foreign Securities and Obligations.  Each Equity Fund may invest in ADRs and regular shares of foreign companies traded and settled on U.S. and foreign exchanges and over-the-counter markets. The International Equity Fund invests primarily in the securities of foreign issuers. In addition, the Bond Funds, Small Cap

12	GuideStone Funds

Equity Fund and the International Equity Fund may invest a portion of their assets in debt obligations issued by foreign issuers, including obligations not traded and settled on U.S. exchanges and over-the-counter markets. The Money Market Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations, designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities and obligations involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund that invests in foreign stocks. The holdings of a Fund that invests in fixed-income securities will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend and interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect an investment in foreign securities or obligations. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. For a discussion of risks and instruments related to foreign currency, see the section entitled “Foreign Currency” in this SAI.

Investment in foreign securities and obligations may involve higher costs than investment in U.S. securities and obligations. Investors should understand that the expense ratios of the International Equity Fund generally can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets, costs arising from delays in settlements of transactions and the imposition of additional taxes by foreign governments. In addition, dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent those taxes are not offset by credits or deductions allowed to investors under federal income tax law, they may reduce the net return to the shareholders.

The International Equity Fund, Small Cap Equity Fund, the Money Market Fund and the Bond Funds may invest in foreign debt, including the securities of foreign governments and foreign corporations; provided, however, the Money Market Fund will invest in instruments denominated exclusively in U.S. dollars. Several risks exist concerning such investments, including the risk that foreign issuers may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

To the extent consistent with their investment objectives, these Funds may also invest in obligations of the International Bank for Reconstruction and Development (also known as the World Bank), which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, the Equity Funds and the Bond Funds may invest their assets in countries with emerging economies or securities markets. These countries are primarily located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social,

Statement of Additional Information	13

political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and less reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities. They also could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested, to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered, or to incur losses due to the Fund’s inability to complete a contractual obligation to deliver securities.

Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions.  To the extent consistent with their respective investment objectives, each Select Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

When a Fund purchases securities on a when-issued basis or purchases or sells securities on a forward commitment basis, the Fund may complete the transaction and actually purchase or sell the securities. However, if deemed advisable as a matter of investment strategy, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, it will segregate liquid assets having a value determined daily at least equal to the amount of its purchase commitments until three days prior to the settlement date, or it will otherwise cover its position. In the case of a forward commitment to sell securities, a Fund will segregate with its custodian actual securities or liquid assets that are unencumbered and daily marked-to-market, while the commitment is outstanding. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

Futures and Options

Futures and Options — Generally.  The Equity Funds may purchase or sell (1) put and call options on securities, indices and other financial instruments and (2) futures contracts and options thereon. The Equity Funds may enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodities Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, the Equity Funds may invest and reinvest in long or short positions in any of the instruments contemplated in this section. The Bond Funds and Small Cap Equity Fund may purchase or sell (1) put and call options on fixed-income securities and (2) futures contracts and options thereon. In addition, the Bond Funds and Small Cap Equity Fund may invest in long or short positions in any of the instruments contemplated in this section. The Date Target Funds and the Asset Allocation Funds may from time to time invest up to 10% of their assets directly in U.S. Treasury securities, exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed-income markets on cash balances. The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Asset Allocation Funds, Bond Funds and Small Cap Equity Fund may sell short exchange-listed U.S. Treasury future contracts to reduce market exposure.

Futures and Options — Futures Contracts Generally.  A futures contract may generally be described as an agreement between two parties to buy and sell a specified quantity of a particular instrument, such as a

14	GuideStone Funds

security, currency or index, during a specified future period at a specified price. When interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they affect anticipated purchases.

Although futures contracts by their terms generally call for the actual delivery or acquisition of the underlying instrument or the cash value of the instrument, in most cases, the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying or selling, as the case may be, on a commodities exchange an identical futures contract calling for delivery in the same period. Such a transaction, which is executed through a member of an exchange, cancels the obligation to make or take delivery of the instrument or the cash value of the instrument underlying the contractual obligations. Such offsetting transactions may result in a profit or loss, and a Fund may incur brokerage fees when it purchases or sells futures contracts. While each Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying instrument whenever it appears economically advantageous for it to do so.

Futures and Options — Options Generally.  Options may relate to particular securities, foreign and domestic securities indices, financial instruments, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A Fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund’s execution of a closing purchase transaction. This means that a Fund buys on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. A Fund that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on

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the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several other risks associated with options. For example, there are significant differences among the securities, currency and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Futures and Options — Financial Futures Contracts.  Financial futures contracts are simply futures contracts that obligate the holder to buy or sell a financial instrument, such as a U.S. Treasury security, an equity security or foreign currency, during a specified future period at a specified price. A sale of a financial futures contract means the acquisition of an obligation to sell the financial instrument called for by the contract at a specified price on a specified date. A purchase of a financial futures contract means the acquisition of an obligation to buy the financial instrument called for by the contract at a specified price on a specified date.

Futures and Options — Bond Index Futures and Options Thereon.  The Bond Funds, the Small Cap Equity Fund, the Date Target Funds and the Asset Allocation Funds may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Funds’ investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by them in other financial futures transactions. The Funds may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

Futures and Options — Interest Rate Futures and Options.  Interest rate futures contracts are a type of financial futures contracts that call for the future delivery of U.S. government securities or index-based futures contracts. The value of these instruments changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.

A Fund may, for example, enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if a Fund owns bonds and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contract to the Fund would increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have.

Futures and Options — Stock Index Futures Contracts.  A stock index futures contract is a type of financial futures contract that obligates the seller to deliver (and the purchaser to buy) an amount of cash equal to a

16	GuideStone Funds

specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract’s value. No physical delivery of the underlying stocks in the index is made in the future.

For example, an Equity Fund, Date Target Fund or Asset Allocation Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When a Fund is not fully invested in stocks and it anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of stocks that it intends to buy.

Futures and Options — Options on Indexes and Yield Curve Options.  Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Futures and Options — Options on Futures Contracts.  The acquisition of put and call options on futures contracts will give a Fund the right, but not the obligation, to sell or to purchase, respectively, the underlying futures contract for a specified price at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

Futures and Options — Options on Stock Index Futures.  The Equity Funds, the Date Target Funds and the Asset Allocation Funds may buy and sell call and put options on stock index futures. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

Futures and Options — Cover Requirements.  The Funds will comply with SEC guidelines for covering future commitments that result from certain investment strategies such as futures contracts and options thereon, put and call options and forward currency exchange contracts. SEC guidelines generally require that when entering into such transactions a Fund either (1) set aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) their obligations thereunder. A Fund cannot sell or close out securities, currencies or other options or futures contracts used for cover while these strategies are outstanding, unless the Fund replaces them with similar assets. As a result, if a Fund sets aside a large percentage of its assets to cover such obligations, it runs the risk that portfolio management will be impeded or that it will not be able to meet redemption requests or other current obligations. If the market or fair value of the assets used for cover declines, a Fund will segregate daily additional liquid assets so that the value of the segregated assets will equal the amount of such commitments by the Fund.

A Fund may cover a forward currency exchange contract to sell a currency by owning the currency or securities denominated in the currency, or holding another forward currency exchange contract or call option

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permitting the Fund to buy the same currency at a price that is (1) no higher than the Fund’s price to sell the currency or (2) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A Fund may cover a forward currency exchange contract to buy a foreign currency by holding another forward currency exchange contract or put option permitting the Fund to sell the same currency at a price that is (1) as high as or higher than the Fund’s price to buy the currency or (2) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

To the extent a Fund enters into a futures contract, it will deposit in a segregated account with its custodian or the futures commission merchant, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract, as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. If the value of the futures contract declines relative to the Fund’s position, the Fund will be required to pay to the futures commission merchant an amount equal to such change in value. If the Fund has insufficient cash, it may have to sell portfolio securities at a time when it may be disadvantageous to do so in order to meet such daily variations in margins.

When selling a call option, a Fund will segregate with its custodian and mark-to-market daily liquid assets that, when added to the amounts deposited as margin, equal the total market value of the investment underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same investment at a price no higher than the strike price of the call option, by owning the instruments underlying the contract or by holding a separate call option permitting the Fund to purchase the same investment at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option, a Fund will segregate with its custodian and mark-to-market daily liquid assets that equal the purchase price of the investment underlying the put option less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same option or by owning a separate put option permitting it to sell the same investment so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

With respect to yield curve options, a call or put option is covered if a Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option it wrote less the value of the option it holds. A Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

Futures and Options — Future Developments.  The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Funds’ investment goals and legally permissible for the Funds.

High Yield, High Risk Securities.  The Extended-Duration Bond Fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade (“lower rated securities”) or that are unrated but deemed equivalent to those rated below investment grade by the Sub-Adviser. The Medium-Duration Bond Fund may invest up to 10% of its assets in lower rated securities or securities that are unrated but deemed equivalent by the Sub-Adviser. The Global Bond Fund may invest up to 70% of its assets in fixed-income securities that are rated below investment grade or that are unrated but deemed equivalent to those rated below investment grade by the Sub-Adviser. The Small Cap Equity Fund may invest up to 2% of its assets in lower rated securities or securities that are unrated but deemed equivalent by the Sub-Adviser. The lower the ratings of such securities, the greater their risks. Lower rated securities generally offer a higher current yield than that available from higher grade issues and typically involve greater risk. The yields on lower rated securities will

18	GuideStone Funds

fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment grade securities, lower rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s NAV per share.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit a Fund’s ability to obtain accurate market quotations for these securities, making it more difficult to determine the Fund’s NAV. In cases where market quotations are not available, lower rated securities are valued using guidelines established by the Board of Trustees.

Perceived credit quality in this market can change suddenly and unexpectedly and may not fully reflect the actual risk posed by a particular lower rated or unrated security.

Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Illiquid and Restricted Securities.  A Fund will invest no more than 15% (10% with respect to the Money Market Fund) of the value of its net assets in illiquid securities. Generally, an “illiquid security” is any security that cannot be disposed of promptly (i.e., within seven days) and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. It includes, among other things, repurchase agreements maturing in more than seven days.

Subject to this limitation, the Board of Trustees has authorized each Fund to invest in restricted securities where such investment is consistent with the Fund’s investment goals and has authorized such securities to be considered liquid to the extent the Adviser or Sub-Adviser determines that there is a liquid institutional or other market for such securities, such as restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), and for which a liquid institutional market has developed. The Board of Trustees will review periodically any determination by the Adviser or Sub-Adviser to treat a restricted security as liquid, including the Adviser’s or Sub-Adviser’s assessment of current trading activity and the availability of reliable price information.

Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If a Fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the Fund from receiving the value at which the securities are carried on its books at the time of the sale. Alternatively, the Adviser or Sub-Adviser may sell unrestricted securities it might have retained if the Fund had only held unrestricted securities.

Initial Public Offerings.  The Equity Funds may purchase stock in an initial public offering (“IPO”). By definition, an IPO has not traded publicly until the time of its offering. Special risks associated with IPOs may

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include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility. IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. Investing in IPOs entails other risks, including possible high portfolio turnover and limited liquidity.

Interest Rate Swaps, Floors and Caps and Currency Swaps.  The Bond Funds and the Small Cap Equity Fund may enter into interest rate swaps and may purchase interest rate floors or caps. A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Equity Funds and the Bond Funds may also enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

A Fund will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds’ borrowing restrictions.

The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each interest rate or currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to such accrued excess will be segregated by the Funds.

If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

Interfund Borrowing and Lending.  The SEC granted the Trust an exemptive order to allow each Fund to participate in a credit facility whereby each Fund, under certain conditions, would be permitted to lend money directly to and borrow directly from other Funds for temporary purposes. It is anticipated that the credit facility, if implemented, will provide a borrowing Fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

Investment Companies.  Each Select Fund may invest in shares of other investment companies, to the extent permitted by the 1940 Act and by exemptive orders granted by the SEC. This includes shares of other open-end, management investment companies (commonly called mutual funds), closed-end funds and exchange-traded funds (“ETFs”). In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market

20	GuideStone Funds

funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Adviser or an affiliate, under specified conditions. Among other things, the conditions preclude the investing Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) (“sales charge”), or service fee, as defined in rule 2830(b) of the Conduct Rules of the FINRA, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

In addition, pursuant to an exemptive order received from the SEC, a Fund (other than the Money Market Fund) may invest, subject to certain conditions, cash collateral received in connection with securities lending in shares of a registered fund advised by The Northern Trust Company, an affiliate of the Funds, that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.

ETFs are open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq National Market System. ETF shares such as iShares and SPDRs typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the Standard & Poor’s S&P 500® Total Return Index (“S&P 500® Index”). There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAVs.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the ETF. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses. Each of the Date Target Funds may invest up to 15% of its assets in ETFs that invest in inflation-protected securities issued by the U.S. Treasury. For more information, see the section entitled “Inflation-Indexed Securities” in this SAI.

As described in the Prospectus, the Date Target Funds and the Asset Allocation Funds invest primarily in the shares of the Select Funds. The Adviser believes this diversification offers the opportunity to benefit from a variety of investment approaches and strategies employed by experienced investment professionals.

The Funds may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, including operating costs and investment advisory and administration fees. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Inflation-Indexed Securities.  Inflation-indexed securities issued by the U.S. Treasury, formerly known as “Treasury Inflation-Protected Securities” or “TIPS,” are debt securities whereby principal and interest payments are adjusted for inflation, with interest paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (“CPI”). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment.

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Inflation-indexed securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year U.S. Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-indexed security will decline and could result in losses for the fund.

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is treated under U.S. Treasury regulations as taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. A Fund holding these securities must distribute both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Loan Participations.  Each Bond Fund and the Small Cap Equity Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates. The Bond Funds and the Small Cap Equity Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation or that the collateral can be liquidated.

The Bond Funds and the Small Cap Equity Fund invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loans interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of its limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the investment restriction relating to the lending of funds or assets by a Fund.

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Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Bond Funds and the Small Cap Equity Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Sub-Advisers’ research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund.

Money Market Instruments.  To the extent consistent with its investment objective and strategies, each Select Fund may invest a portion of its assets in short-term high-quality instruments, such as those that are eligible for investment by the Money Market Fund. The Date Target Funds and the Asset Allocation Funds may from time to time invest up to 10% of their assets directly in U.S. Treasury obligations, exchange listed equity futures contracts and exchange listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed-income markets on cash balances. In addition, each Select Fund (except the Money Market Fund), Date Target Fund and Asset Allocation Fund may invest its cash reserves in shares of the Money Market Fund. The Funds have also obtained SEC exemptive relief permitting each Fund to invest cash collateral received in connection with securities lending in shares of a money market fund managed by The Northern Trust Company.

Mortgage Dollar Rolls.  The Bond Funds and the Small Cap Equity Fund may enter into mortgage dollar rolls. The Bond Funds may purchase pools of mortgage securities for future settlement, generally 30 to 60 days. Please refer to the section entitled “Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions” in this SAI. In a mortgage “dollar roll,” a Bond Fund sells these mortgages for delivery prior to settlement and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) but not identical securities on a specified future date from the same party. To be considered similar, the securities returned to the Bond Funds, or the Small Cap Equity Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. During the period before the repurchase, the Bond Fund or the Small Cap Equity Fund forgoes principal and interest payments on the securities. The Bond Fund or the Small Cap Equity Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the investments which have been set aside to cover the amount due at settlement. Another possible reason the Bond Funds or the Small Cap Equity Fund may enter into these transactions is to gain the economic benefit from the ownership of mortgage pools while avoiding the administrative cost of accounting for monthly principal and interest payments.

The market value of the mortgage pools may rise prior to the future settlement date which would benefit the Bond Funds or the Small Cap Equity Fund. Conversely, the value of the mortgage pools could fall in which case the Bond Funds or the Small Cap Equity Fund would incur a loss in market value. Cash which would be used to purchase the mortgages will be invested in instruments that are permissible investments for the applicable Bond Funds or the Small Cap Equity Fund. Each Bond Fund or the Small Cap Equity Fund will hold and maintain, until the settlement date, segregated cash or liquid assets in an amount equal to its forward purchase price.

Mortgages purchased for forward delivery involve certain risks, including a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Bond Fund or the Small Cap Equity Fund. There is no assurance that mortgage dollar rolls will be economically beneficial to the Bond Funds or the Small Cap Equity Fund.

Municipal Instruments.  The Bond Funds, the Money Market Fund and the Small Cap Equity Fund may invest in obligations issued or guaranteed by municipalities and states. Municipal instruments are generally issued to

Statement of Additional Information	23

finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities.

Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved.

The Bond Funds, the Money Market Fund and the Small Cap Equity Fund may also invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participations in a lease, an installment purchase contract or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time

24	GuideStone Funds

of its original issuance. If the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

In addition, municipal instruments may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions that are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal instrument held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described in the section entitled “Foreign Securities” in this SAI, letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The Bond Funds and Small Cap Equity Fund may invest in municipal leases, which may be considered liquid under guidelines established by the Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Funds, under the supervision of the Sub-Adviser, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

Currently, it is not the intention of any Bond Fund to invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state.

Portfolio Turnover Rate.  The higher the portfolio turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs and other direct transaction costs incurred. The Adviser and Sub-Advisers do take these costs into account, since they affect overall investment performance. However, portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings and cash requirements for redemption of shares. Portfolio turnover rates for the Funds may be higher than those of mutual funds with a single manager. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. During the 2007 fiscal year, the International Equity Fund experienced significantly higher turnover as a result of Sub-Adviser changes within the Fund. During the last two fiscal years, the Low-Duration Bond Fund experienced significantly higher portfolio turnover as a result of dollar rolls and increased use of derivative investments in response to changing interest rate environments. During the last fiscal year, the MyDestination Fund 2005, MyDestination Fund 2015, MyDestination Fund 2025, MyDestination Fund 2035, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I experienced significantly higher turnover as a result of changes within these Funds’ target allocations among the Select Funds. In addition, the Growth Equity Fund experienced significantly higher turnover during the last fiscal year as a result of Sub-Adviser changes within the Fund.

Preferred Stocks.  The Equity Funds and Bond Funds may invest in preferred stock. Preferred stockholders have a greater right to receive liquidation payments and usually dividends than do common stockholders. However, preferred stock is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock.

As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element will decline as interest rates and perceived credit risk rises. Because preferred stock is junior to debt securities

Statement of Additional Information	25

and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Real Estate Investments.  Each Select Fund may invest in real estate investment trusts (“REITs”) and other real estate related securities. The Real Estate Securities Fund intends to invest at least 80% of its net assets in REITs and other real estate related securities. Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. The Real Estate Securities Fund invests primarily in equity REITs. For purposes of the Real Estate Securities Fund’s investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. Under normal circumstances, the Real Estate Securities Fund will invest substantially all of its assets in the equity securities of real estate companies. These equity securities can consist of common stocks (including REIT and other real estate related securities), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents a significant element of the securities’ value, and preferred stocks. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of a REITs investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

The Small Cap Equity Fund may also purchase interests in REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Repurchase Agreements.  Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Fund’s custodian or subcustodian (if any) or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay and costs in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements.  Each Select Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreement”). The Funds may use the proceeds of a reverse repurchase agreement to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Securities Lending.  The Select Funds may lend portfolio securities provided the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral for loans of

26	GuideStone Funds

portfolio securities made by a Fund may consist of cash, cash equivalents, obligations issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. The Funds do not have the right to vote on securities while they are on loan. However, it is the Funds’ policy to attempt to terminate loans in time to vote those proxies that a Fund has determined are material to the interests of the Fund. The Adviser believes the risk of loss on these transactions is slight, because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

The Funds have received an exemptive order from the SEC that permits each Fund to compensate The Northern Trust Company or an affiliated company of The Northern Trust Company for services provided as securities lending agent in connection with the Funds’ participation in a securities lending program. The Northern Trust Company serves as custodian for the Funds and Northern Trust Investments, N.A. (“NTI”), a wholly-owned subsidiary of The Northern Trust Company, serves as a Sub-Adviser to the Funds (except the Money Market Fund). The exemptive order also permits the Funds (except the Money Market Fund) to invest, subject to certain conditions, cash collateral received in connection with securities lending in shares of a registered fund advised by The Northern Trust Company that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.

Short Sales.  In these transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 5% of the Fund’s assets. The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Asset Allocation Funds, Bond Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

While short sales by a Fund create opportunities to increase the Fund’s return, at the same time, they involve specific risk considerations. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficultly purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Small Company Securities.  The Small Cap Equity Fund invests primarily in securities issued by smaller companies. Investing in the securities of smaller companies involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks and stocks of recently organized companies have been more

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volatile in price than the larger capitalization stocks included in the S&P 500® Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of the Small Cap Equity Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500® Index.

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

Socially Responsible Investing.  The Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the liquor, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. Socially responsible investing, in accordance with the GuideStone Financial Resources stated policy, is an integral part of the investment program of the Trust. The implementation of the Funds’ social investment guidelines is overseen by members of the Adviser’s executive and senior management team.

It is important to understand that in certain cases it may be more difficult to implement the Funds’ social investment guidelines. Socially responsible investing outside the United States is often more challenging due to a vastly larger universe of securities and varying laws and regulations governing disclosure requirements. Generally, there is less information available to the public about the business activities and practices of foreign companies. As a result, it is more difficult to effectively apply social investing guidelines abroad than it is in the United States. In addition, it can be more difficult to implement the Funds’ social investment guidelines with respect to portfolios that are managed using quantitative investment management processes. The Adviser consistently evaluates portfolios for companies that violate the guidelines and places these companies on a restricted list as it becomes aware of them. There is also the possibility that a company held by a Fund may subsequently become involved in products, services or activities, through a corporate acquisition or change of business strategy, that causes the company to become inconsistent with the Trust’s social investment guidelines. Accordingly, there is the risk that, from time to time, securities acquired by a Fund subsequently will be determined to be inconsistent with the Trust’s social investment guidelines. When a Fund becomes aware that it has invested in such a security, the Fund will seek to eliminate the position as soon as reasonably possible, which could result in a loss or gain to the Fund.

Stripped Obligations.  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” The Select Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, the Funds are able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, to the extent consistent with its investment objective and strategies, a Select Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons

28	GuideStone Funds

from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal income tax purposes. The Funds are unaware of any binding legislative, judicial or administrative authority on this issue.

The Select Funds may buy U.S. Treasury inflation-linked securities. When a Fund buys inflation-indexed securities, the U.S. Treasury pays the Fund interest on the inflation-adjusted principal amount. Competitive bidding before the security’s issue determines the fixed interest or coupon rate. At maturity, the U.S. Treasury redeems the Fund’s securities at their inflation-adjusted principal or par amount, whichever is greater. U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Every six months, the U.S. Treasury will pay interest based on a fixed rate of interest at auction. Semiannual interest payments are determined by multiplying the inflation-adjusted principal amount by one-half the stated rate of interest on each interest payment date.

Other types of stripped securities may be purchased by the Bond Funds, Money Market Fund and Small Cap Equity Fund, including stripped mortgage-backed securities (“SMBS”). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest payments (“interest only”) while the other class receives all of the principal repayments (“principal only”). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest is generally higher than prevailing market yields on other mortgage-backed obligations because its cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.

Structured Notes.  The Bond Funds and the Small Cap Equity Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by entities such as industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in certain factors such as a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an

Statement of Additional Information	29

external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). Also, they can be used to hedge the risks associated with other investments a Fund holds.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Sub-Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Sub-Adviser’s forecast as to changes in relevant economic financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative instruments.

Supranational Organization Obligations.  The Bond Funds, the Money Market Fund and the Small Cap Equity Fund may invest in obligations of supranational organizations. Supranational organizations are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational organizations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.

Swaps — Generally.  The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A Fund’s investment in swaps may involve a small investment relative to the amount of risk assumed. If the Sub-Adviser is incorrect in its forecasts, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The risks of swap agreements depend upon the other party’s creditworthiness and ability to perform, as well as the Fund’s ability to terminate its swap agreement or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and largely unregulated. In accordance with SEC requirements, a Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements. When an agreement provides for netting the payments by the two parties, the Funds will segregate only the amount of its net obligation, if any.

Swaps — Equity Swaps.  Each Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases,

30	GuideStone Funds

the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

An Equity Fund will usually enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ potential exposure, the Funds and their Sub-Advisers believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

Swaps — Credit Default Swaps.  Each Bond Fund and the Small Cap Equity Fund may use credit default swaps. A credit default swap is a type of insurance against default by an issuer. The owner of protection pays an annual premium to the seller of protection for the right to sell a bond equivalent to the amount of the swap in the event of a default on the bond. It is important to understand that the seller of protection is buying credit exposure and the buyer of protection is selling credit exposure. The Bond Funds or the Small Cap Equity Fund may act as seller or buyer. The premium on a credit default swap is paid over the term of the swap or until a credit event occurs. In the event of a default, the swap expires, the premium payments cease and the seller of protection makes a contingent payment to the buyer.

Swaps — Currency Swaps.  The Equity Funds and the Bond Funds may enter into currency swaps, as described in the section entitled “Interest Rate Swaps, Floors and Caps and Currency Swaps” in this SAI. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

Swaps — Swaptions.  The Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.

The Funds bear the market risk arising from any change in index values or interest rates. In addition, entering into a swaption contract involves, to varying degrees, the elements of credit, market, interest rate and other risks associated with both option contracts and swap contracts. The risks are set forth in the sections entitled “Futures and Options” and “Swaps” in this SAI.

Swaps — Total Return Swaps.  Each Select Fund may enter into total return swaps. This gives a Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.

Temporary Defensive Positions.  For temporary defensive purposes, the Funds may invest without limit in short-term high-quality money market obligations such as those eligible for purchase by the Money Market Fund. The Funds may also, for temporary defensive purposes, invest in shares of the Money Market Fund.

The Equity Index Fund.  The Equity Index Fund seeks total return matching the total return performance of the S&P 500® Index. The S&P 500® Index is a market value-weighted index consisting of 500 common stocks that are traded on the New York Stock Exchange (“NYSE”), American Stock Exchange and the Nasdaq

Statement of Additional Information	31

National Market System and selected by Standard & Poor’s® through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor’s® primary objective for the S&P 500® Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500® Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected for inclusion by Standard & Poor’s® because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor’s® makes no representation or warranty, implied or express, to purchasers of Equity Index Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the S&P 500® Index to track general stock market performance.

The Equity Index Fund is subject to the risk of tracking variance. It may exclude the stocks of certain companies included in the S&P 500® Index that are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. Tracking variance also may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Fund, and the resulting transaction costs may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate organizations are made to conform the Fund’s holdings with its investment objective. Tracking variance may also occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the S&P 500® Index or the manner in which the S&P 500® Index is calculated or because the indexing and investment approaches of the Sub-Advisers do not produce the intended goal of the Fund. Tracking variance is monitored by the Adviser at least quarterly. If the performance of the Equity Index Fund is not comparable to the performance of the S&P 500® Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Fund’s investment objective.

The Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (“S&P®”). S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general stock market performance. S&P®’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to the Trust or the Fund. S&P® has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN, AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Money Market Fund.  The Money Market Fund is subject to diversification requirements. It will not invest more than 5% of its total assets in the securities (including securities collateralizing a repurchase agreement)

32	GuideStone Funds

of a single issuer, except that it may invest in U.S. government securities or repurchase agreements that are collateralized by U.S. government securities without any such limitation.

The Money Market Fund’s diversification tests are measured at the time of initial purchases and are calculated as specified in Rule 2a-7 under the 1940 Act, which may allow the Fund to exceed limits specified in the Prospectus and this SAI for certain securities subject to guarantees or demand features. Rule 2a-7 also allows an exception for up to three business days from the diversification test for holding securities of one issuer, provided, among other things, that the securities are limited to first tier quality and constitute no more than 25% of the Money Market Fund’s assets. The Fund will be deemed to satisfy the maturity, diversification, and quality requirements described in the Prospectus and this SAI to the extent it satisfies Rule 2a-7 requirements.

U.S. Government Obligations.  Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and stripped U.S. Treasury obligations and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations such as GNMA participation certificates are backed by the full faith and credit of the U.S. Treasury. However, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the FHFA to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent position. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Additionally, Fannie Mae and Freddie Mac are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10% per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac maintain a positive net worth. Fannie Mae and Freddie Mac’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to Fannie Mae and Freddie Mac to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase Fannie Mae and Freddie Mac mortgage-backed securities through December 31, 2009, in order to aid mortgage affordability.

Variable and Floating Rate Instruments.  The Bond Funds, Money Market Fund and Small Cap Equity Fund may invest in variable and floating rate instruments to the extent consistent with their investment objectives and policies described in the Prospectus. Generally, the Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may, subject to applicable SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument is of the minimum required credit quality for a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Statement of Additional Information	33

Variable and floating rate instruments eligible for purchase by the Funds include variable amount master demand notes (which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate), U.S., Yankee and Eurodollar floating rate notes and (except for the Money Market Fund) leveraged inverse floating rate debt instruments and notes (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage interest in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Sub-Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

Variable and floating rate instruments (including inverse floaters) held by a Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

Warrants and Rights.  The Equity Funds may purchase warrants and rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants and rights do not necessarily correlate with the prices of the underlying shares. The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Yankee Bonds.  To the extent consistent with their respective investment policies, each Bond Fund and the Small Cap Equity Fund may invest in Yankee bonds. These are U.S. dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involves certain risks that are not typically associated with investing in domestic securities. These risks are set forth in the section entitled “Foreign Securities” in this SAI.

Zero Coupon, Pay-In-Kind and Capital Appreciation Securities.  To the extent consistent with its investment policies, each Bond Fund, Money Market Fund and the Small Cap Equity Fund may invest in zero coupon securities, capital appreciation and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation securities are debt securities issued or sold at a discount from their face value (“original issue discount”) and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, capital appreciation and PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

34	GuideStone Funds

Zero coupon, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, a Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. (For more information, see the section entitled “Taxation — Tax Treatment of Fund Investments” in this SAI) Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy these distribution requirements.

Investment Restrictions

Fundamental Investment Restrictions.  The following investment restrictions are applicable to each Fund and are considered fundamental, which means that they may only be changed by the vote of a majority of a Fund’s outstanding shares, which as used herein and in the Prospectus, means the lesser of: (1) 67% of such Fund’s outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of such Fund’s outstanding shares. The Funds may not:

1.	Invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the liquor, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.

2.	Purchase securities which would cause 25% or more of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, except that this restriction does not apply to (1) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, (2) the Money Market Fund securities issued by domestic banks or (3) the Real Estate Securities Fund, securities in the real estate industry.

3.	Borrow money or issue senior securities as defined in the 1940 Act, provided that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of such borrowings, (b) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes and (c) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or the issuance of shares of senior securities.

4.	All Funds Except the Real Estate Securities Fund: With respect to 75% of a Fund’s total assets, purchase securities of any one issuer if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. The Money Market Fund is further subject to the diversification requirements of Rule 2a-7 under the 1940 Act.

The Real Estate Securities Fund:  The Fund is non-diversified under the 1940 Act.

5.	Make loans or lend securities, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction: (1) the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan; and (2) the participation of each Fund in a credit facility whereby the Funds may directly lend to and borrow money from each other for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered the making of loans.

Statement of Additional Information	35

6.	Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

7.	Underwrite securities issued by any other person, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

8.	Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivatives.

Non-Fundamental Investment Restrictions.  The Funds have adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. Unless otherwise indicated, these non-fundamental restrictions apply to all the Funds.

1.	A Fund shall not invest in companies for purposes of exercising control or management.

2.	A Fund shall not purchase securities on margin, except that a Fund may obtain short-term credits necessary for the clearance of transactions and may make margin deposits in accordance with Commodity Futures Trading Commission regulations in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

3.	A Fund shall not sell securities short, unless the Fund owns or has the absolute and immediate right to acquire securities equivalent in kind and in the amount equal to the securities sold short without additional cash consideration or, if additional cash consideration is required to exercise the right to obtain the securities, liquid assets in the amount of such cash consideration is segregated. Provided, however, that the Funds may maintain short positions in U.S. Treasury securities and in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

4.	A Fund shall not purchase any portfolio security while borrowings representing more than 5% of the Fund’s total assets are outstanding (investment in repurchase agreements will not be considered to be loans for purposes of this restriction).

5.	A Fund shall invest no more than 15% (10% with respect to the Money Market Fund) of the value of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

6.	A Fund may invest in shares of investment companies only to the extent permitted by the 1940 Act and the rules thereunder and by exemptive orders granted by the SEC.

7.	Each of the Bond Funds and each of the Equity Funds shall not change its policies regarding the investment of 80% of its assets consistent with its name without 60 days’ prior notice to its shareholders.

8.	The Aggressive Allocation Fund shall not change its policy of investing at least 80% of its assets in equity securities (through its investment in the Equity Funds) without 60 days’ prior notice to its shareholders.

If a percentage restriction on the investment or use of assets set forth in the Prospectus or this SAI is adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation. It is the intention of the Funds, unless otherwise indicated, that with respect to their policies that are a result of application of law, they will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws. None of these restrictions are intended to limit investments by the Date Target Funds and the Asset Allocation Funds in shares of the Select Funds.

36	GuideStone Funds

Management of the Funds

The Board of Trustees.  The operations of each Fund are under the direction of the Board of Trustees. The Board establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds. The Trustees and executive officers of the Funds, their ages, business addresses and their principal occupations during the past five years are set forth below.

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
DISINTERESTED TRUSTEES
Michael R. Buster (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 - present.	24	N/A
William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2004	Regional loan administrator, SunTrust Bank, 1995 - present.	24	N/A
Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Director, Office of Public Policy, South Carolina Baptist Convention, 1999 - Present,	24	N/A
Julie P. Fry (1956) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2007	Chief Operating Officer, Salmon, Sims, Thomas & Associates, PLLC, 1996 - Present	24	National Charity League, DFW Metroport Chapter - past President
Franklin Raymond Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., January 1962 - May 2003.	24	N/A
Peter L. Chamberlain, Ph.D. (1951) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2008	Senior Financial Analyst, Summit Wealth Management, Inc., 2006 to Present; President, B.R. Chamberlain & Sons, Inc., 1990 - 2006 Registered Investment Adviser.	24

First Baptist Church of Orlando — Board of Trustee Member and Strategy Team; Rollins College Board of Overseers/
Corporate Council — Member; The B.R. Chamberlain Foundation for Public Entertainment — President

INTERESTED TRUSTEES[2]
Barry Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Certified Public Accountant, 1976 - Present; Vice President of Business and Finance, Greensboro College, January 1998 - June 30, 2005.	24	N/A
Gerald B. Jones (1932) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2000	President, Flying Investments, November 2006 - present. Owner Jones Motorcars, Inc. 1957 - October 2006.	24	Bank of Arkansas — Director

Statement of Additional Information	37

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
OFFICERS WHO ARE NOT TRUSTEES[3]
Jeffrey P. Billinger (1946) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Treasurer	Since 2000	Executive Officer and Treasurer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A
Rodric E. Cummins (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2000	Executive Officer and Chief Investment Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1998 - present.	N/A	N/A
John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A
Rodney R. Miller (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President, Secretary and Chief Legal Officer	Since 2000	General Counsel, Legal and Compliance, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A
Curtis D. Sharp (1947) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Compliance Officer and AML Officer	Since 2006	Executive Officer, Denominational and Public Relations Services, GuideStone Financial Resources of the Southern Baptist Convention, 1985 - present.	N/A	N/A
Patricia A. Weiland (1959) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President - Fund Operations and Sales	Since 2000	Executive Officer, Financial Solutions and Services, GuideStone Financial Resources of the Southern Baptist Convention, 2006 - present; Director, Mutual Funds, GuideStone Financial Resources of the Southern Baptist Convention, 2000 - 2006.	N/A	N/A
(1)	Each Trustee serves for an indefinite term, until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.
(2)	Messrs. Hartis and Jones are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources.
(3)	The executive officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

Responsibilities of the Board and Committees

Board of Trustees.  The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight management of the Trust. Currently, the Board is comprised of eight individuals, two of whom are considered “interested” Trustees as defined by the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources. The remaining Trustees are deemed to be not “interested persons” of the Fund as defined by the 1940 Act (“Independent Trustees”). The Board meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. All Trustees serving on the Board at all times must be active members of a Southern Baptist church in friendly cooperation with the Southern Baptist Convention. Only shareholders of the Trust, by a vote of a majority of the outstanding shares, may fill vacancies or otherwise elect a Trustee. Currently, the Board has a Nominating Committee, an Audit Committee and a Valuation Committee. The responsibilities of each committee and its members are described below.

38	GuideStone Funds

Nominating Committee.  The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Mack, Buster, George, Morgan, Dr. Chamberlain and Ms. Fry. The Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2008, there were two meetings of the Nominating Committee.

Audit Committee.  The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Mack, Buster, George, Morgan, Dr. Chamberlain and Ms. Fry. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2008, there were three meetings of the Audit Committee.

Valuation Committee.  The Board has a Valuation Committee, comprised of all the Trustees, certain officers of the Trust, employees of GuideStone Financial Resources and employees of PNC Global Investment Servicing (U.S.) Inc. (“PNC”), which provides accounting and administration services to the Funds. The Valuation Committee reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of each Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an adhoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee’s meeting. During the fiscal year ended December 31, 2008, there were five meetings of the Valuation Committee.

Statement of Additional Information	39

Security and Other Interests.  The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him or her), as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INTERESTED TRUSTEES
Barry Dale Hartis

$10,001-$50,000 in the Conservative Allocation Fund

$10,001-$50,000 in the Balanced Allocation Fund

$10,001-$50,000 in the Growth Allocation Fund

$10,001-$50,000 in the Low-Duration Bond Fund

$10,001-$50,000 in the Medium-Duration Bond Fund

Over $100,000
Gerald B. Jones	NONE	NONE
DISINTERESTED TRUSTEES
Michael R. Buster

$1-$10,000 in the International Equity Fund

Over $100,000 in the Growth Allocation Fund

$10,001-$50,000 in the Value Equity Fund

$50,001-$100,000 in the Growth Equity Fund

Over $100,000 in the Small Cap Equity Fund

$1-$10,000 in the Real Estate Securities Fund

Over $100,000
Peter L. Chamberlain, Ph.D.	NONE	NONE
Julie P. Fry	NONE	NONE
William Craig George	NONE	NONE
Joseph A. Mack	NONE	NONE
Franklin Morgan	NONE	NONE

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of April 15, 2009.

As of December 31, 2008, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s Adviser, Sub-Advisers or Underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Advisers or Underwriter.

Mr. Mack is a beneficiary of a health plan sponsored by GuideStone Financial Resources, and a beneficiary of the South Carolina Baptist Convention Annuity Plan. Mr. Hartis is a beneficiary of a tax-deferred retirement plan sponsored by GuideStone Financial Resources and made available to employees of an educational institution. Mr. Buster is a beneficiary of the Church Retirement Plan sponsored by GuideStone Financial Resources.

The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

The Adviser.  The Funds have employed GuideStone Capital Management, a Texas non-profit corporation, as the Adviser. GuideStone Financial Resources is the sole member of, and therefore controls, the Adviser. GuideStone Financial Resources also controls GuideStone Trust Services, a Texas non-profit corporation that serves as custodian of certain individual retirement accounts (“IRAs”) invested in the Funds. Thus, the Trust, the Adviser and GuideStone Trust Services are under the common control of GuideStone Financial Resources. GuideStone Financial Resources was established in 1918 and exists to assist churches and other Southern Baptist entities by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. GuideStone Financial Resources is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia non-profit corporation, is the sole member.

40	GuideStone Funds

The Sub-Advisers.  The Adviser and the Trust have entered into a Sub-Advisory Agreement with NTI whereby NTI is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. Under the agreement, NTI may from time to time invest in long and/or short positions in U.S. Treasury securities and derivative instruments such as futures contracts within the Date Target Funds and the Asset Allocation Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

In addition, the Adviser and the Trust have entered into Sub-Advisory Agreements with the Sub-Advisers to manage each Select Fund’s investment securities. It is the responsibility of the Sub-Advisers, under the general supervision of the Adviser, to make day-to-day investment decisions for the Select Funds. The Sub-Advisers also place purchase and sell orders for portfolio transactions of the Select Funds in accordance with each Select Fund’s investment objectives and policies. The Adviser allocates the portion of each Select Fund’s assets for which a Sub-Adviser will make investment decisions. The Adviser may make reallocations at any time in its discretion.

Advisory Fees.  Under the Advisory Agreement and Sub-Advisory Agreements, each Fund pays to the Adviser and its Sub-Advisers advisory fees, which are computed daily and paid monthly, based on annual rates of the Fund’s average net assets.

For the past three fiscal years ended December 31, advisory fees paid to the Adviser and the aggregate advisory fees paid to the Sub-Advisers were as follows:

	2008		2007		2006
Fund	Paid to Adviser	Paid to Sub- Advisers	Paid to Adviser	Paid to Sub- Advisers	Paid to Adviser	Paid to Sub- Advisers
MyDestination 2005	$60,377	$1,150	$34,342	$504	$—	$—
MyDestination 2015	170,214	2,759	95,315	1,302	—	—
MyDestination 2025	108,798	2,036	58,915	816	—	—
MyDestination 2035	39,552	867	20,620	330	—	—
MyDestination 2045	16,063	584	7,878	177	—	—
Conservative Allocation	306,802	5,665	317,907	4,432	313,133	3,394
Balanced Allocation	1,170,757	16,513	1,363,679	17,604	1,341,512	15,458
Growth Allocation	909,446	13,033	1,118,076	14,248	1,091,554	12,082
Aggressive Allocation	804,734	11,232	1,033,565	12,653	1,003,899	10,131
Conservative Allocation I	62,037	1,167	66,317	925	55,511	565
Balanced Allocation I	315,156	5,992	339,394	5,079	247,098	2,894
Growth Allocation I	211,387	3,908	243,565	3,646	170,916	2,062
Aggressive Allocation I	156,704	2,754	195,061	2,803	132,740	1,474
Money Market	1,003,190	724,526	1,341,176	707,969	1,266,736	588,128
Low-Duration Bond	984,202	1,596,513	1,417,512	1,678,140	1,865,818	1,905,475
Medium-Duration Bond	2,309,580	2,194,339	2,749,778	2,424,513	2,626,056	2,266,752
Extended-Duration Bond	1,269,976	1,072,434	1,480,252	1,176,346	1,257,880	1,010,902
Global Bond	345,530	391,877	245,041	232,354	1,805	1,718
Equity Index	530,325	83,198	745,404	99,564	718,754	88,329
Real Estate Securities	295,058	647,402	369,082	737,942	2,634	5,322
Value Equity	5,408,811	3,081,165	7,081,338	3,988,507	6,537,246	3,602,516
Growth Equity	6,217,376	5,312,644	7,750,685	6,259,407	7,237,768	5,573,359
Small Cap Equity	1,233,060	3,103,236	1,712,073	4,128,118	1,710,801	3,870,597
International Equity	6,961,552	6,918,309	7,621,998	7,729,224	6,589,788	6,804,126

Statement of Additional Information	41

The Adviser has agreed, through April 30, 2010, to waive fees and reimburse expenses of the GS2 Class and GS4 Class of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, a specified annual percentage rate of each Class’ average daily net assets, which are set forth in the Prospectus. For the fiscal years ended December 31, the Adviser waived fees and reimbursed expenses as follows:

	2008		2007		2006
Fund	Fees Waived	Expenses Reimbursed	Fees Waived	Expenses Reimbursed	Fees Waived	Expenses Reimbursed
MyDestination 2005	$63,399	$—	$108,625	$—	$—	$—
MyDestination 2015	—	23,186	63,659	—	—	—
MyDestination 2025	23,442	—	92,209	—	—	—
MyDestination 2035	87,225	—	120,467	—	—	—
MyDestination 2045	103,673	—	125,418	—	—	—
Conservative Allocation	102,058	—	116,711	—	159,859	—
Balanced Allocation	88,095	—	63,875	—	77,128	—
Growth Allocation	91,440	—	74,312	—	80,467	—
Aggressive Allocation	98,274	—	73,200	—	92,374	—
Conservative Allocation I	43,693	—	40,190	—	74,843	19,332
Balanced Allocation I	—	12,577	—	80,071	16,300	—
Growth Allocation I	—	12,769	—	35,825	44,435	—
Aggressive Allocation I	7,921	—	—	16,897	48,451	—
Money Market	—	5,760	3,984	—	12,676	—
Low-Duration Bond	606,659	—	536,503	—	523,156	—
Medium-Duration Bond	905,658	—	817,856	—	839,380	—
Extended-Duration Bond	100,954	—	49,312	—	135,208	—
Global Bond	30,442	—	14,053	—	3,712	1,907
Equity Index	179,764	—	179,770	—	169,692	—
Real Estate Securities	—	16,763	34,834	—	4,947	2,313
Value Equity	144,307	—	178,659	—	250,052	—
Growth Equity	1,118,630	—	1,130,538	—	1,208,620	—
Small Cap Equity	360,040	—	403,383	—	274,430	—
International Equity	2,343,428	—	2,214,007	—	2,092,511	—

Each Fund has agreed to reimburse the Adviser for any operating expenses in excess of the expense limitation paid, waived or assumed by the Adviser for that Fund during the limitation period, provided the Adviser would not be entitled to recapture any amount that would cause a Fund’s operating expenses to exceed the expense limitation during the year in which the recapture would be made and provided further that no amount will be recaptured by the Adviser more than three years after the year in which it was incurred or waived by the Adviser.

The Adviser recaptured the following amounts during the fiscal year ended December 31, 2008:

Fund	GS2 Class	GS4 Class
MyDestination 2015	$—	$33,536
Balanced Allocation I	12,577	—
Growth Allocation I	12,769	—
Real Estate Securities	—	25,165
Growth Equity	19,056	—

42	GuideStone Funds

From time to time, the Adviser may enter into a Sub-Advisory Agreement with a Sub-Adviser that manages multiple Funds in the Trust’s complex. In certain cases where the advisory fee schedule under the Sub-Advisory Agreement includes breakpoints that reduce the fee as assets increase, the net assets of the other Funds advised by the Sub-Adviser may be aggregated for purposes of calculating the fee payable under the Sub-Advisory Agreement.

The Select Funds have been granted an order by the SEC that permits the Adviser, subject to approval by the Board of Trustees, to hire Sub-Advisers without shareholder approval and to make material changes to the Sub-Advisory Agreements, provided that shareholders of the applicable Select Fund will be notified of such a change within 90 days. Changes in a Fund’s sub-advisory arrangements may result in increased transaction costs due to restructuring of the Fund’s portfolio, which may negatively affect the Fund’s performance.

The Adviser reviews the Sub-Advisers’ performance, allocates assets of each Select Fund among them and makes recommendations to the Board of Trustees regarding changes to the Sub-Advisers selected. To the extent that the Adviser re-allocates a Select Fund’s assets to an existing Sub-Adviser that charges a higher sub-advisory fee, the Select Fund may be subject to increased sub-advisory fees and, therefore, a higher overall management fee.

The Adviser directs the Sub-Advisers to place security trades through designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses on behalf of the Equity Funds. The amount of operating expenses paid through such brokerage service arrangements for the fiscal year ended December 31, 2008 were as follows:

Fund	Expenses Paid Through Brokerage Service Arrangements
Value Equity	$176,335
Growth Equity	151,169
Small Cap Equity	60,677
International Equity	103,181

Statement of Additional Information	43

Control Persons of Sub-Advisers:  The following is a description of parties who control the Sub-Advisers.

Money Market Fund:

BlackRock Institutional Management Corporation (“BIMC”), 100 Bellevue Parkway, Wilmington, Delaware 19809:  BIMC is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), one of the largest publicly-traded investment management firms in the United States with approximately $1.31 trillion in assets under management as of December 31, 2008. BlackRock is a publicly-traded corporation (NYSE:BLK) operating as an independent firm, with no majority shareholder and an independent-majority Board of Directors. Following Bank of America Corporation’s (“BAC”) acquisition of Merrill Lynch on January 1, 2009, BAC indirectly holds approximately a 49% interest in BlackRock, and The PNC Financial Services Group, Inc. (“PNC”) owns approximately a 33% stake. The remaining approximately 18% is held by employees and the public. PNC and Bank of America are both publicly-traded financial services companies. In connection with the completion of the merger, BlackRock entered into exchange agreements with Merrill Lynch and PNC under which each will exchange a portion of the common stock that they hold for non-voting preferred stock. These exchange transactions are expected to close upon receipt of necessary non-U.S. regulatory approvals. Following the completion of the exchange transactions, BAC and PNC are expected to own approximately 4.9% and 47% of BlackRock’s voting stock, respectively. After the exchanges, the two firms’ total economic ownership will remain at approximately 49% and 33%, respectively.

Low Duration Bond Fund:

BlackRock Financial Management, Inc. (“BFM”), 40 East 52nd Street, New York, New York 10022:  BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $1.31 trillion in assets under management as of December 31, 2008. BlackRock is a publicly-traded corporation (NYSE:BLK) operating as an independent firm, with no majority shareholder and an independent-majority Board of Directors. Following Bank of America Corporation’s (“BAC”) acquisition of Merrill Lynch on January 1, 2009, BAC indirectly holds approximately a 49% interest in BlackRock, and The PNC Financial Services Group, Inc. (“PNC”) owns approximately a 33% stake. The remaining approximately 18% is held by employees and the public. PNC and BAC are both publicly-traded financial services companies. In connection with the completion of the merger, BlackRock entered into exchange agreements with Merrill Lynch and PNC under which each will exchange a portion of the common stock that they hold for non-voting preferred stock. These exchange transactions are expected to close upon receipt of necessary non-U.S. regulatory approvals. Following the completion of the exchange transactions, BAC and PNC are expected to own approximately 4.9% and 47% of BlackRock’s voting stock, respectively. After the exchanges, the two firms’ total economic ownership will remain at approximately 49% and 33%, respectively.

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92260:  PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE is the indirect majority owner of AGI LP and is a European-based, multinational insurance and financial services holding company.

Payden & Rygel, 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071:  Payden & Rygel is a privately held California corporation with 18 individual shareholders, all of whom are active in the firm’s business. Joan Payden, President and Chief Executive Officer, owns more than 50% but less than 75% of the outstanding shares of the firm. Brian Matthews, James Sarni and Scott Weiner each own more than 5% but less than 10% of the outstanding shares, and the remaining 14 shareholders each own less than 5% of the shares.

Medium Duration Bond Fund:

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005:  GSAM has been a registered investment adviser since 1990. GSAM provides a wide range of discretionary and investment advisory services, actively managed and quantitatively driven, for the firm’s clients. GSAM is part of the Investment Management Division and an affiliate of Goldman, Sachs & Co.

44	GuideStone Funds

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92260:  PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE is the indirect majority owner of AGI LP and is a European-based, multinational insurance and financial services holding company.

Western Asset Management Company (“Western”), 385 East Colorado Boulevard, Pasadena, California 91101:  Western is owned by Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland.

Western Asset Management Company Limited (“WAMCL”), 155 Bishopsgate, London, EC 2M3XG, United Kingdom:  WAMCL is a subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. The firm is an affiliated company of Western.

Extended-Duration Bond Fund:

Loomis, Sayles & Company, L.P. (“Loomis”), One Financial Center, 34th Floor, Boston Massachusetts 02111:  Loomis is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis Global Asset Management, L.P., (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne (“CNCE”), a financial institution owned by French regional savings banks known as the Caisses d’Epargne; and Banque Fédérale des Banques Populaires (“BFBP”), a financial institution owned by regional cooperative banks known as the Banques Populaires. The registered address of Natixis is 45, rue Saint-Dominique, 75007 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75011 Paris, France.

STW Fixed Income Management Ltd. (“STW”), 6815 Carpinteria Avenue, Carpinteria, California 93013:  STW’s controlling person is William H. Williams, Chief Executive Officer and Chief Investment Officer, who owns 100% of the capital stock of the privately held company.

Global Bond Fund:

Loomis, Sayles & Company, L.P. (“Loomis”), One Financial Center, 34th Floor, Boston Massachusetts 02111:  Loomis is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis Global Asset Management, L.P., (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne (“CNCE”), a financial institution owned by French regional savings banks known as the Caisses d’Epargne; and Banque Fédérale des Banques Populaires (“BFBP”), a financial institution owned by regional cooperative banks known as the Banques Populaires. The registered address of Natixis is 45, rue Saint-Dominique, 75007 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75011 Paris, France.

Western Asset Management Company (“Western”), 385 East Colorado Boulevard, Pasadena, California 91101:  Western is owned by Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland.

Western Asset Management Company Limited (“WAMCL”), 155 Bishopsgate, London, EC 2M3XG, United Kingdom:  WAMCL is a subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. The firm is an affiliated company of Western.

Statement of Additional Information	45

Equity Index Fund:

Northern Trust Investments, N.A. (“NTI”), 50 South LaSalle Street, Chicago, Illinois 60603:  NTI is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

Real Estate Securities Fund:

RREEF America L.L.C. (“RREEF”), 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611:  RREEF is an indirect wholly-owned subsidiary of Deutsche Bank AG. RREEF is the brand name of the alternative investments division for the asset management activities of Deutsche Bank AG which includes real estate, infrastructure and private equity.

Value Equity Fund:

Aronson+Johnson+Ortiz, LP (“AJO”), 230 Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102:  AJO is wholly-owned and operated by 12 active partners. Founder of the firm, Theodore R. Aronson, whose ownership in the firm is greater than 25%, is the only control person.

Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”), JP Morgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201:  BHMS is wholly-owned by Old Mutual Asset Management (US) LLC, which is a wholly-owned subsidiary of Old Mutual plc, an international financial services group based in London.

Northern Trust Investments, N.A. (“NTI”), 50 South LaSalle Street, Chicago, Illinois 60603:  NTI is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

TCW Investment Management Company (“TCW”), 1251 Avenue of the Americas, Suite 4700, New York, New York 10020:  The TCW Group consists principally of The TCW Group, Inc., the holding company Trust Company of the West, an independent trust company chartered by the State of California and the following investment advisers registered under the 1940 Act: TCW Advisors, Inc.; TCW Asset Management Company; and TCW Investment Management Company. The TCW Group, Inc. is an indirect subsidiary of Société Générale, S.A. (“SG”), one of the leading financial services groups in Europe, by reason of Société Générale Asset Management, S.A. (“SGAM”), being a wholly-owned subsidiary of SG.

The TCW Group is divided into three divisions for Global Investment Performance Standards (“GIPS®”) compliance purposes: the Marketable Securities Division; the Alternative Products Division; and the Managed Accounts Division. Only the Marketable Securities Division claims compliance with GIPS®.

In July 2001, The TCW Group, Inc. (“TCWG”) became a subsidiary of SGAM, the asset management division of SG. SG indirectly owns all of the equity interests in TCWG. In order to motivate and retain key professionals within TCWG, the 2001 transaction contemplated the recirculation of ownership to TCWG professionals up to an ultimate level of approximately 30% of the effective economic interests in TCWG. Economic interests are made available through TCWG’s use of Stock Option Plans. Through December 31, 2008, approximately 10.87% in effective economic interests are in the hands of TCWG professionals. Over time, more recirculation of the remainder of the 30% effective economic interests will be made available for key employees. Although SG owns TCWG, SG does not exercise management authority or make investment decisions in the asset management divisions of TCWG.

46	GuideStone Funds

On January 26, 2009, SG and Crédit Agricole S.A. (“Crédit Agricole”) signed a preliminary agreement to merge their respective asset management businesses in Europe and Asia. The new entity will combine the entirety of CAAM Group, the asset management arm of Crédit Agricole, and the European and Asian activities of SGAM. The transaction is expected to close in the fourth quarter 2009, pending the approval of the relevant regulatory authorities and various joint-venture partners.

TCWG will not be combined with the new company formed by this merger and will remain an independently managed subsidiary of SG. TCW will distribute the firm’s investment strategies through the new company to a greatly enhanced and broad international network. In turn, Crédit Agricole will own a 20% minority stake in TCWG. In addition, SG has committed to provide support for TCWG’s continued growth and business development activities.

TCWG will receive enhanced incentives for continued stability and retains the same operational autonomy enjoyed over the past eight years of the alliance with SG. TCWG expects no significant changes to the way the firm invests, conduct business or pursues opportunities for clients.

Growth Equity Fund:

Columbus Circle Investors (“CCI”), Metro Center, One Stations Place, 8th Floor, Stamford, Connecticut 06902:  CCI is 30% owned by five active CCI employees. In January 2005, Principal Global Investors, LLC (“Principal”), a wholly-owned subsidiary of Principal Financial Group®, acquired a 70% ownership interest in CCI to make the firm’s capabilities available to Principal clients. CCI maintains full investment autonomy with no changes to the firm’s process, philosophy or team. Principal is a diversified asset management organization, and the firm’s investment capabilities encompass an extensive range of equity, fixed-income and real estate investments as well as specialized overlay and advisory services.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, Colorado 80202:  Marsico has been a registered investment adviser since September 1997. Marsico is an independently owned, Denver-based investment management firm.

Rainier Investment Management, Inc.® (“Rainier”), 601 Union Street, Suite 2801, Seattle, Washington 98101:  Rainier has been 100% owned and operated by the firm’s investment professionals since 1991.

Sands Capital Management, LLC (“Sands”), 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209:  Sands is a registered investment advisory firm founded in 1992. Sands is an independently owned limited liability company headquartered in Arlington, Virginia.

Small Cap Equity Fund:

Aronson+Johnson+Ortiz, LP (“AJO”), 230 Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102:  AJO is wholly-owned and operated by 12 active partners. Founder of the firm, Theodore R. Aronson, whose ownership in the firm is greater than 25%, is the only control person.

Columbus Circle Investors (“CCI”), Metro Center, One Stations Place, 8th Floor, Stamford, Connecticut 06902:  CCI is 30% owned by five active CCI employees. In January 2005, Principal Global Investors, LLC (“Principal”), a wholly-owned subsidiary of Principal Financial Group®, acquired a 70% ownership interest in CCI to make the firm’s capabilities available to Principal clients. CCI maintains full investment autonomy with no changes to the firm’s process, philosophy or team. Principal is a diversified asset management organization, and the firm’s investment capabilities encompass an extensive range of equity, fixed-income and real estate investments as well as specialized overlay and advisory services.

Statement of Additional Information	47

Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, New Jersey 07302:  Lord Abbett is a registered investment adviser founded in 1929. Lord Abbett is a private, independent investment management company.

TimesSquare Capital Management, LLC (“TSCM”), 1177 Avenue of the Americas, 39th Floor, New York, New York 10036:  TSCM is a registered investment advisory firm organized in November 2004 in strategic partnership with Affiliated Managers Group, Inc. TSCM was formed to succeed the growth equity investment advisory business of the firm’s predecessor, TimesSquare Capital Management, Inc. TSCM is an investment management firm focused on meeting the needs of all clients.

Western Asset Management Company (“Western”), 385 East Colorado Boulevard, Pasadena, California 91101:  Western is owned by Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland.

Western Asset Management Company Limited (“WAMCL”), 155 Bishopsgate, London, EC 2M3XG, United Kingdom:  WAMCL is a subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. The firm is an affiliated company of Western.

International Equity Fund:

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, 35th Floor, New York, New York 10105:  AllianceBernstein, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership of which AllianceBernstein Corporation (“ABC”), an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is the general partner. As of December 31, 2008, AllianceBernstein Holding L.P. (“AllianceBernstein Holding”) owned approximately 33.9% of the outstanding units of limited partnership interest in AllianceBernstein. Equity interests of AllianceBernstein Holding are traded on the NYSE in the form of units (“AllianceBernstein Holding Units”). As of December 31, 2008, AXA Financial, together with ABC and certain of its wholly-owned subsidiaries, beneficially owned approximately 4.0% of the outstanding AllianceBernstein Holding Units and 62.4% of economic interest in AllianceBernstein. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French insurance holding company.

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830:  At the inception of the firm, AQR was owned by the founding principals: Clifford S. Asness, Ph.D., John M. Liew, Ph.D., David Kabiller, CFA and Robert Krail. Since 2003, ownership expanded to include Bradley D. Asness, Brian K. Hurst, Jacques A. Friedman, Oktay Kurbanov, Ronen Israel, Lars Nielsen, Gregor Andrade, Ph.D., Stephen Mellas and Michael Mendelson. Also, in November 2004, Affiliated Managers Group (NYSE: AMG) purchased a modest minority stake in AQR. AQR principals/employees continue to own the majority of AQR (i.e., greater than 75%) and maintain independence of the investment process and the management of the firm.

Genesis Asset Managers, LLP (“Genesis”), P.O. Box 475 Barclays Court, Les Echelons, St. Peter Port, Guernsey, GYI 6 BA, Channel Islands:  Genesis, which is a Delaware LLP, specializes in the investment management of emerging markets. The Genesis Group was formed in 1989 and, as of June 2004, is majority owned by Affiliated Managers Group, Inc., an asset management holding company, with the balance of the interests held by Genesis management.

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, 59th Floor, New York, New York 10112:  Lazard is a Delaware limited liability company and is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd, which is a Bermuda corporation with shares that are publicly traded on the NYSE under the symbol “LAZ.” These interests are held by public stockholders as well as by current and former managing directors of Lazard Group LLC.

48	GuideStone Funds

McKinley Capital Management, LLC (“McKinley Capital”), 3301 C Street, Suite 500, Anchorage, Alaska 99503:  McKinley Capital is a Delaware limited liability company. McKinley Capital is wholly-owned by McKinley Capital Management, Inc., a Delaware corporation (“MCM DE”). As of December 31, 2008, 100% of the voting shares of MCM DE are held by or for the benefit of Robert B. Gillam. All of the non-voting shares are held by or for the benefit of employees of McKinley Capital and a family trust. Approximately, 19% of the issued and outstanding non-voting shares are held by a family trust and employees of McKinley Capital other than Robert B. Gillam. It is anticipated that as Incentive Stock Option Plans (each “ISO” and collectively, “ISOs”) continue to mature, one or more ISO holders may exercise their options to acquire non-voting Class B shares of the firm. Currently, 30 professionals participate in the firm’s ISOs. On a fully diluted basis, these employees hold options to purchase approximately 24% of the firm’s common stock.

MFS Institutional Advisors, Inc. (“MFSI”), 500 Boylston Street, Boston, Massachusetts 02116:  MFSI is the global institutional subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is the oldest U.S. mutual fund organization. MFS and the firm’s predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a direct subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

Mondrian Investment Partners Ltd. (“Mondrian”), 10 Gresham, London, EC2V JD, United Kingdom:  Mondrian is 61% owned by Mondrian’s management and employees, and 39% owned by investment funds affiliated with a private equity firm, Hellman & Friedman LLC.

Philadelphia International Advisors, L.P. (“PIA”), One Liberty Place, 1650 Market Street, Suite 1400, Philadelphia, Pennsylvania 19103:  PIA is a registered investment adviser with the SEC and is a limited partnership with Glenmede Trust Company. The general partner is Philadelphia International Partners, L.P., the principals (14) of which are PIA’s senior investment professionals and senior managers. The Glenmede Trust Company transferred its international equities business to PIA effective January 2002.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), One North Wacker Drive, Chicago, Illinois 60606: UBS Global AM is an indirect wholly-owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

All Funds — Cash Overlay Program:

Northern Trust Investments, N.A. (“NTI”), 50 South LaSalle Street, Chicago, Illinois 60603:  NTI is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

Fund Expenses.  Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants and legal counsel; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares. Each Date Target Fund and Asset Allocation Fund also bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. In addition, the Funds may allocate transfer agency and certain other expenses by Class.

Statement of Additional Information	49

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)

AllianceBernstein L.P.
Stephen Beinhacker	14	$5,626	31	$3,785	87	$7,228	N/A	N/A	2	$106	9	$2,181
Richard Chow	6	$941	13	$1,946	15	$1,135	N/A	N/A	1	$106	5	$858
Michael Levy	6	$941	8	$1,781	11	$997	N/A	N/A	N/A	N/A	3	$528
Jean Van de Walle	6	$941	13	$1,946	15	$1,135	N/A	N/A	N/A	N/A	3	$528
Sanem Bilgin	6	$941	8	$1,781	11	$997	N/A	N/A	1	$106	5	$858
AQR Capital Management, LLC
Clifford S. Asness, Ph.D.	4	$603	47	$8,482	51	$9,384	N/A	N/A	30	$5,173	12	$2,228
John M. Liew, Ph.D.	3	$556	37	$7,135	35	$8,294	N/A	N/A	23	$3,894	10	$2,087
Aronson+Johnson+Ortiz, LP*	12	$2,341	18	$2,370	56	$6,881	2	$71	5	$193	48	$3,598
Theodore R. Aronson, CFA, CIC
Stefani Cranston, CFA, CPA
Gina Marie N. Moore, CFA, CPA
Martha E. Ortiz, CFA, CIC
R. Brian Wenzinger, CFA
Barrow, Hanley, Mewhinney & Strauss, Inc.
J. Ray Nixon, Jr.	N/A	N/A	4	$104	22	$1,671	N/A	N/A	N/A	N/A	N/A	N/A

50	GuideStone Funds

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
BlackRock Financial Management, Inc.
Scott Amero	33	$24,712	39	$7,683	241	$71,359	N/A	N/A	3	$1,620	18	$5,813
Thomas F. Musmanno, CFA	5	$3,336	8	$1,286	56	$16,849	N/A	N/A	N/A	N/A	10	$2,202
Stuart Spodek	22	$7,898	18	$5,400	223	$80,273	N/A	N/A	3	$1,380	18	$6,011
Columbus Circle Investors
Clifford G. Fox, CFA	4	$350	4	$65	109	$1,180	N/A	N/A	N/A	N/A	1	$26
Anthony Rizza, CFA	9	$3,057	7	$594	127	$3,734	N/A	N/A	N/A	N/A	4	$389
Genesis Asset Managers, LLP
Karen Yerburgh	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Evgeny Kuznetsov	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2	$214	N/A	N/A
Andrew Elder	1	$535	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Goldman Sachs Asset Management, L.P.
Jonathan Beinner	43	$18,409	64	$20,926	1,996	$153,066	N/A	N/A	10	$2,638	82	$22,882
Thomas J. Kenny, CFA	43	$18,409	64	$20,926	1,996	$153,066	N/A	N/A	10	$2,638	82	$22,882
James B. Clark	24	$7,106	21	$4,718	309	$76,272	N/A	N/A	10	$2,638	27	$8,810
Philip Moffitt	5	$489,201	39	$13,288	130	$37,606	N/A	N/A	10	$2,638	51	$9,874
Andrew F. Wilson	5	$489,201	39	$13,288	130	$37,606	N/A	N/A	10	$2,638	51	$9,874
Iain Lindsay, Ph.D.	5	$489,201	33	$10,545	105	$36,431	N/A	N/A	N/A	N/A	29	$8,208
Jim Cielinski, CFA	13	$4,386	7	$2,453	260	$48,866	N/A	N/A	N/A	N/A	13	$4,552
Thomas D. Teles	12	$5,378	6	$1,878	227	$39,809	N/A	N/A	6	$2,407	5	$2,772

Statement of Additional Information	51

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
								performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts			Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)		Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Lazard Asset Management LLC*	1	$101	2	$246	3	$7		N/A	N/A	1	$197	N/A	N/A
Paul Moghtader, CFA
Craig Scholl, CFA
Loomis, Sayles & Company, L.P.
Daniel J. Fuss, CFA, CIC	12	$28,966	4	$492	80	$7,526		N/A	N/A	N/A	N/A	4	$669
Kathleen C. Gaffney, CFA	11	$26,614	7	$2,473	61	$3,518		N/A	N/A	N/A	N/A	1	$140
Matthew J. Eagan, CFA	10	$26,590	11	$3,010	64	$4,914		N/A	N/A	N/A	N/A	1	$214
Elaine M. Stokes	10	$26,590	6	$2,204	47	$1,714		N/A	N/A	N/A	N/A	1	$140
Lord, Abbett & Co. LLC
Michael T. Smith	2	$1,796	N/A	N/A	14	$636		N/A	N/A	N/A	N/A	N/A	N/A
Marsico Capital Management, LLC
Thomas F. Marsico	34	$20,939	20	$2,421	145‡	$15,698	‡	N/A	N/A	N/A	N/A	N/A	N/A
McKinley Capital Management, LLC*	7	$753	6	$753	79	$9,829		N/A	N/A	N/A	N/A	2	$247
Robert B. Gillam
Robert A. Gillam
Greg Samorajski
Frederic Parke
Sheldon Lien
Brandon Rinner
Paul Hanson
Forrest Badgley

52	GuideStone Funds

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
MFS Institutional Advisors, Inc.
Barry P. Dargan	6	$1,493	2	$76	11	$734	N/A	N/A	N/A	N/A	N/A	N/A
Mondrian Investment Partners Ltd.
Clive A. Gillmore	5	$2,636	1	$1,134	20	$1,414	N/A	N/A	N/A	N/A	N/A	N/A
Russell J. Mackie	2	$28	3	$199	18	$2,082	N/A	N/A	N/A	N/A	N/A	N/A
Northern Trust Investments, N.A.
Brent D. Reeder	18	$9,335	35	$45,432	71	$34,163	N/A	N/A	N/A	N/A	N/A	N/A
Christopher J. Jaeger	6	$3,242	21	$25,896	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Lucia A. Johnston	2	$1,733	9	$5,115	13	$4,660	N/A	N/A	N/A	N/A	N/A	N/A
Pacific Investment Management Company LLC
Chris Dialynas	23	$5,114	16	$7,620	135	$36,184	N/A	N/A	N/A	N/A	15	$5,945
Payden & Rygel
James P. Sarni, CFA	2	$901	2	$97	62	$9,075	N/A	N/A	N/A	N/A	N/A	N/A
Mary Beth Syal, CFA	2	$1,922	4	$1,572	167	$21,976	N/A	N/A	N/A	N/A	N/A	N/A
Joyce A. Horn	N/A	N/A	2	$460	25	$3,900	N/A	N/A	N/A	N/A	N/A	N/A
Philadelphia International Advisors, L.P.*	3	$741	3	$436	98	$3,926	N/A	N/A	N/A	N/A	3	$137
Andrew B. Williams, CFA
Robert Benthem de Grave
Frederick Herman, CFA
Peter O’Hara, CFA

Statement of Additional Information	53

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Rainier Investment Management, Inc.®*	12	$6,318	2	$383	164	$5,811	N/A	N/A	N/A	N/A	N/A	N/A
James Margard, CFA
Daniel Brewer, CFA
Mark Broughton, CFA
Mark Dawson, CFA
Peter Musser, CFA
RREEF America L.L.C.
John Vojticek	12	$3,889	9	$514	44	$2,433	N/A	N/A	2	$30	5	$364
Jerry Ehlinger	8	$1,499	5	$292	30	$1,712	N/A	N/A	2	$30	3	$271
Asad Kazim	8	$1,499	5	$292	30	$1,712	N/A	N/A	2	$30	3	$271
Sands Capital Management, LLC*	6	$883	9	$308	775	$5,911	1	$302	N/A	N/A	9	$752
David E. Levanson, CFA
Frank M. Sands, Jr., CFA
STW Fixed Income Management Ltd.*	2	$330	3	$199	92	$8,704	N/A	N/A	N/A	N/A	N/A	N/A
William H. Williams
Edward H. Jewett
Richard A. Rezek Jr., CFA
Andrew B.J. Chorlton, CFA
Neil G. Sutherland, CFA

54	GuideStone Funds

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
TCW Investment Management Company
Diane Jaffee, CFA	7	$2,358	10	$1,113	84	$3,998	N/A	N/A	3	$787	3	$385
TimesSquare Capital Management, LLC
Grant Babyak	6	$2,098	1	$2	140	$5,229	N/A	N/A	N/A	N/A	6	$499
Kenneth Duca, CFA	3	$1,144	N/A	N/A	37	$1,023	N/A	N/A	N/A	N/A	1	$62
UBS Global Asset Management (Americas) Inc.
Vincent Willyard, CFA	5	$772	5	$163	16	$1,034	N/A	N/A	N/A	N/A	N/A	N/A
Western Asset Management Company
Stephen A. Walsh	108	$100,029	337	$194,497	969	$217,490	N/A	N/A	N/A	N/A	94	$22,993
S. Kenneth Leech	108	$100,029	337	$194,497	969	$217,490	N/A	N/A	N/A	N/A	94	$22,993
Carl L. Eichsteadt	8	$1,454	3	$323	55	$9,464	N/A	N/A	N/A	N/A	4	$1,002
Edward A. Moody	1	$213	1	$23	79	$12,855	N/A	N/A	N/A	N/A	8	$2,350
Mark S. Lindbloom	2	$2,060	4	$191	30	$7,159	N/A	N/A	N/A	N/A	3	$1,260
Western Asset Management Company Limited
Stephen A. Walsh	108	$100,029	337	$194,497	969	$217,490	N/A	N/A	N/A	N/A	94	$22,993
S. Kenneth Leech	108	$100,029	337	$194,497	969	$217,490	N/A	N/A	N/A	N/A	94	$22,993
Detlev Schlichter	2	$124	28	$3,489	46	$16,955	N/A	N/A	N/A	N/A	18	$4,875
Ian R. Edmonds	N/A	N/A	10	$1,870	4	$234	N/A	N/A	N/A	N/A	1	$415
Paul Wynn	1	$53	5	$435	46	$15,198	N/A	N/A	N/A	N/A	7	$1,441

*	The Sub-Adviser utilizes a team-based approach to portfolio management and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.
‡	One of the “Other Accounts” is a wrap fee platform which includes approximately 23,349 clients for total assets of approximately $5.9 billion.

Statement of Additional Information	55

Material Conflicts of Interest.  Material conflicts of interest that may arise in connection with the portfolio managers’ management of the Select Funds’ investments and the investments of the other accounts managed include conflicts between the investment strategy of a Select Fund and the investment strategy of other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Select Fund and other accounts managed by the portfolio manager.

By implementing investment strategies of various accounts, a portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations and accounts managed on behalf of individuals) and commingled trust accounts.

Portfolio managers make investment decisions for each portfolio, including the Select Funds, based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Sub-Advisers often aggregate into a single trade order several individual contemporaneous client trade orders in a single security. When trades are aggregated on behalf of more than one account, such transactions should be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, accounts with the same or similar investment objectives should receive an equitable opportunity to participate meaningfully and should not be unfairly disadvantaged.

Portfolio Manager Compensation:

Following is a description of the structure of and method used to determine the compensation received by the Funds’ portfolio managers or management team members from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended December 31, 2008.

AllianceBernstein L.P. (“AllianceBernstein”).  AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)  Fixed base salary.  This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year, and, hence, is not particularly sensitive to performance.

(ii)  Discretionary incentive compensation in the form of an annual cash bonus.  The firm’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of the firm. Quantitative factors considered include, among other things, relative investment

56	GuideStone Funds

performance (e.g., by comparison to competitor or peer group funds or similar styles of investments and appropriate, broad-based or specific market indices) and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation, and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as: (i) the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; (ii) success of marketing/business development efforts and client servicing; (iii) seniority/length of service with the firm; (iv) management and supervisory responsibilities; and (v) fulfillment of the firm’s leadership criteria.

(iii)  Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“Deferred Awards”).  The firm’s overall profitability determines the total amount of deferred awards available to investment professionals. The Deferred Awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred Awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the Deferred Awards plan include many of the same AllianceBernstein Mutual Funds offered to retail investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the firm’s clients. AllianceBernstein also permits Deferred Awards recipients to allocate up to 50% of their award to investments in the firm’s publicly traded equity securities.

(iv)  Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan.  The contributions are based on the firm’s overall profitability. The amount and allocation of the contributions are determined at the firm’s sole discretion.

AQR Capital Management, LLC (“AQR”).  AQR’s philosophy is to compensate people and incentivize them in a manner consistent with client objectives. In order to generate optimal performance, the firm seeks to reward financial innovation which AQR believes is best created through a team approach. AQR’s principals are compensated via a fixed base salary and profit sharing amount which is tied to their percentage of ownership of the firm. All other employees at AQR are paid based on a salary and bonus structure.

Aronson+Johnson+Ortiz, LP (“AJO”).  Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year-end, the managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager and overall contributions of the portfolio manager to the operations of AJO. Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance, or to the value of the assets held in particular funds or even to firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.

Barrow, Hanley, Mewhinney & Strauss, Inc.  In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. Contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager, and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is, to a great

Statement of Additional Information	57

extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team will increase over time, if and when assets continue to grow through competitive performance.

BlackRock Financial Management, Inc.  (“BFM”). BFM’s financial arrangements with the firm’s portfolio managers, the firm’s competitive compensation and the firm’s career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc. (“BlackRock”), such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.  Generally, portfolio managers receive base compensation based on seniority and/or position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.  Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Low-Duration Bond Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Low-Duration Bond Fund or other accounts managed by the portfolio managers are measured. BlackRock’s chief investment officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers for the Low-Duration Bond Fund, such benchmarks include the Merrill Lynch 1-3 Year Treasury Index.

BlackRock’s chief investment officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including one-, three-, five- and ten-year periods, as applicable.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock restricted stock units, if properly vested, will be settled in BlackRock common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve the firm’s performance over future periods.

Incentive Compensation Programs

Long-Term Retention and Incentive Plan (“LTIP”). The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock common stock. Messrs. Amero and Spodek have each received awards under the LTIP.

Deferred Compensation Program. A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products.

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Each participant in the deferred compensation program is permitted to allocate his/her deferred amounts among the various investment options. Messrs. Amero, Musmanno and Spodek have each participated in the deferred compensation program.

Options and Restricted Stock Awards. A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero and Spodek have each been granted stock options and/or restricted stock in prior years.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans. BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”) and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Messrs. Amero, Musmanno and Spodek are each eligible to participate in these plans.

Columbus Circle Investors (“CCI”). CCI seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

Base Salary. Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. The firm’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions and salary surveys.

Bonus. Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the pre-tax performance of the investment strategy relative to the applicable benchmark for the proceeding one-year period and the role that person plays in adding to the overall value added to the portfolio(s). The benchmark for measuring performance of the Growth Equity Fund is the Russell 1000® Growth Index, and the benchmark for measuring performance of the Small Cap Equity Fund is the Russell 2000® Growth Index.

Equity Payments. Professional staff who are partners of CCI also receive quarterly distributions based upon their equity ownership share and firm profitability.

All CCI employees are eligible to participate in a competitive benefits package, including health and retirement benefits. The retirement benefits are in the form of a 401(k) plan.

Genesis Asset Managers, LLP (“Genesis”).  The compensation culture at Genesis is focused upon performance rather than entitlement, and long-term business viability rather than short-term personal gain. All investment

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professionals are assessed on a three-year rolling basis and rewarded on their contribution and long-term impact on the business. Specifically, the compensation structure for investment partners is comprised of the following elements:

•

A share of net profits — determined by the overall profitability of the firm in a given year, together with recognition of individual contribution. It is important to stress that Genesis’ research and investment process is structured on a collegiate basis and that superior investment contribution to the team is expected; and

•	A share of revenues — quarterly payments based on individual partnership interests.

All investment professionals are assessed on a regular basis for profit participation on a series of criteria covering both investment work undertaken (80% weighting) and links with clients. Portfolio performance is not a key measure for staff remuneration because of the team approach that Genesis takes to researching stocks and constructing portfolios. However, recognition of individual contributions is taken into account, including acknowledgement of successful investment ideas.

The equity interest in the business held by the nine partners, eight of whom are members of the investment team, is 40% with the remainder held by Genesis’ majority partner, Affiliated Managers Group, Inc.

Goldman Sachs Asset Management, L.P. (“GSAM”).  GSAM and the GSAM Fixed Income Team’s (the “Fixed Income Team”) compensation packages for portfolio managers are comprised of a base salary plus a performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year, which in part is derived from advisory fees and, for certain accounts, performance-based fees; the portfolio manager’s contribution to the overall performance of the Fixed Income Team; the performance of GSAM; the profitability of Goldman, Sachs & Co. (“Goldman Sachs”); and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure. The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance for the firm’s fiscal year; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over the proceeding one-year and three-year periods; (2) whether the team managed portfolios within a defined range surrounding the targeted tracking error; (3) whether the team performed consistently with its own objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner. The benchmark for measuring performance of the Medium-Duration Bond Fund is the Barclays Capital U.S. Aggregate Bond Index.

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers, including: (i) a 401(k) program that enables employees to direct a percentage of their pre-tax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program in which Goldman Sachs makes a pre-tax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate, subject to certain net worth requirements. Portfolio managers may also receive grants of restricted Goldman Sachs stock units and/or stock options as part of their compensation. Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Lazard Asset Management LLC (“Lazard”).  Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. The quantitative compensation factors include: performance relative to applicable benchmark, performance relative to applicable peer group, absolute return, and assets under management. Each team is different and compensation according to

60	GuideStone Funds

the different criteria will differ from team to team. To the extent that compensation is based on performance, it is generally pre-tax and may be based on one-, two- and three-year returns. Compensation is also based on qualitative factors which include: leadership, mentoring, and teamwork.

Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (three-, five- or ten-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

Incentives.  Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio managers and global analysts are encouraged to travel, develop linguistic skills and to attend seminars or classes that build upon their existing core of knowledge. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. Lazard believes that key professionals are likely to be attracted to and remain with Lazard because Lazard’s compensation structure amply rewards professionals for good performance.

Long Term Incentives — Equity Ownership.  The Lazard Asset Management LLC Equity Plan, whereby certain employees of Lazard retained an equity interest in Lazard, was terminated during the third quarter of 2008. Lazard Ltd. acquired the equity interests held by Lazard employees in exch ange for cash and stock in Lazard Ltd.

Loomis, Sayles & Company, L.P. (“Loomis”).  Loomis believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for the firm’s clients. Portfolio manager compensation is made up of three main components — base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the portfolio manager is responsible relative to other portfolio managers. Loomis also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors — investment performance, profit growth of the firm, profit growth of the portfolio manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

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While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for Loomis’ assigned portion of the Extended-Duration Bond Fund is the Barclays Capital U.S. Government/Credit Index, and the benchmark used for Loomis’ assigned portion of the Global Bond Fund is the Barclays Capital U.S. Aggregate Bond Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A portfolio manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a portfolio manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance because Loomis believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by the firm.

Loomis has developed and implemented two long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for three years from the time of the award and is only payable if the portfolio manager remains at Loomis. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and, over time, the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom. Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.

Portfolio managers also participate in the Loomis profit sharing plan, in which Loomis makes a contribution to the retirement plan for each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis defined benefit pension plan, which applies to all Loomis employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Lord, Abbett & Co. LLC (“Lord Abbett”).  Each Lord Abbett portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds (i.e., registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager) with similar objectives, the risk taken to achieve the fund returns and similar factors. Based on each fund’s investment objective and strategy, Lord Abbett’s senior management selects an appropriate securities index as a benchmark and one or more peer groups against which the portfolio

62	GuideStone Funds

manager’s performance is evaluated. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets or the profitability of the portfolio manager’s unit. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Marsico Capital Management, LLC (“Marsico”).  The compensation package for portfolio managers of Marsico is structured as a combination of base salary (may be reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on a number of factors including Marsico’s overall profitability for the period. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees. Portfolio manager compensation comes solely from Marsico. In addition, Marsico’s portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns Marsico, and may receive distributions on those equity interests.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s abilities. To encourage a long-term horizon for managing portfolios, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts and other considerations.

McKinley Capital Management, LLC (“McKinley Capital”).  Compensation to McKinley Capital’s investment professionals comes in the form of a base salary, cash bonus, incentive stock options and/or deferred compensation. The base salary is determined by the individual’s years of experience and market rates. The cash bonus, incentive stock option and deferred compensation awards are based solely on the discretion of McKinley Capital’s Executive Committee. There is no performance compensation for any portfolio manager with respect to the International Equity Fund.

McKinley Capital also offers healthcare benefits, a 401(k) plan that includes firm matching of employee contributions and career enhancement opportunities, including financial assistance for those seeking to further

Statement of Additional Information	63

their education and/or professional credentials (e.g., university coursework, CFA exam seminars, etc.). McKinley Capital is committed to offering a compensation package that will continue to attract, retain and motivate talented professionals. Lifestyle and quality of life also play in a role in retaining and attracting professionals.

MFS Institutional Advisors, Inc. (“MFSI”).  Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than incentive compensation.

•	Performance Bonus — Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three- and five-year periods relative to peer group universes and/or indices (“benchmarks”). The benchmark for measuring performance related to the International Equity Fund is the MSCI ACWI (All Country World Index) ex-U.S. Growth. Additional or different benchmarks, including versions of indices and custom indices, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by the portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the Massachusetts Financial Services Company (“MFS”) Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Mondrian Investment Partners Ltd. (“Mondrian”).  Mondrian has the following programs in place to retain key investment staff:

•	Competitive Salary — All investment professionals are remunerated with a competitive base salary.

•

Profit Sharing Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

•	Equity Ownership — Mondrian is majority management owned. All senior staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

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At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee.  In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the firm’s Compensation Committee, who will make recommendations based on a number of factors, including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan.  All portfolio managers are members of Mondrian’s Defined Contribution Pension Plan (the “Plan”) where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Northern Trust Investments, N.A. (“NTI”).  The compensation for the portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the financial performance of The Northern Trust Company, the performance of the investment management unit plus a qualitative evaluation of each portfolio manager’s performance and contribution to his or her respective team. For the index funds’ portfolio managers, the variable incentive award is not based on performance of the funds or the amount of assets held in the funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts. In addition, portfolio managers may participate in a company-sponsored 401(k) plan.

Pacific Investment Management Company LLC (“PIMCO”).  PIMCO has adopted a “Total Compensation Plan” for the firm’s professional level employees, including portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. Portfolio managers who are managing directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.  Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

Three-, two- and one-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/chief investment officer approach to the generation of alpha;

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•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long-Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“Allianz Global Investors”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain managing directors, executive vice presidents and senior vice presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity, and the M Units may remain outstanding perpetually.

Profit Sharing Plan.  Instead of a bonus, portfolio managers who are managing directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are managing directors receive an amount determined by the Partner Compensation Committee based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.  In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are managing directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a managing director’s employment with PIMCO.

Payden & Rygel.  In addition to highly competitive base salaries, each employee receives annual cash bonuses based on merit and corporate profitability. Bonuses are extended to all members of the firm. Key personnel may receive equity ownership in the company. Incentive compensation is based partially on individual performance and partially on the firm’s performance. The percentage of compensation, which is base salary plus bonus, or equity incentives, varies between individual investment professionals.

Philadelphia International Advisors, L.P. (“PIA”).  Portfolio managers/regional analysts have a compensation package that includes base salary (fixed), revenue sharing (fixed percentage and pre-tax), performance bonuses

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(variable and pre-tax) and partnership distributions (based on profitability). The performance bonus is determined by Andrew Williams, Chief Investment Officer. In short, this bonus is based on how well the portfolio manager’s recommended stock ideas perform relative to appropriate indices, as well as their general contribution to the overall management process. The benchmarks are designed to gauge the portfolio manager’s stock selection capabilities within their respective regions versus those of the product’s performance benchmark (MSCI EAFE) and PIA’s proprietary stock selection model. Performance based compensation is distributed at year-end based on the pre-tax performance of the previous 12-months. The probability of a manager/analyst taking undue risk in their recommendations is remote as the investment decision-making process is a team approach with Mr. Williams having final decision authority. All portions of the portfolio managers’ comprehensive compensation plan are received from PIA, and not from individual clients.

Rainier Investment Management, Inc.® (“Rainier”).  All of Rainier’s portfolio managers are direct owners or principals who share in the bottom line profits of the firm. All portfolio managers receive a fixed salary. Shareholders receive a dividend based on the number of Rainier shares owned. By having a majority of the portfolio managers’ compensation tied to firm success, Rainier reinforces their team approach to portfolio management. All of Rainier’s client’s portfolios are managed by teams of sector specialists. Therefore, the group is incented to work together and support each other because the success of the portfolio is dependent on each of them succeeding. Rainier believes this is what a compensation system should do. Since individual incentives tied to performance, asset growth, etc. can detract from a team environment, Rainier considers client satisfaction and bottom-line profits to be the best measure of overall firm success.

RREEF America L.L.C. (“RREEF”).  RREEF seeks to offer the firm’s investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Deutsche Bank AG’s (“Deutsche Bank”) financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0% to 40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate the firm’s investment professionals, RREEF uses a performance management process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, RREEF considers a number of quantitative and qualitative factors such as:

•

Quantitative measures include investment performance on one-, three- and five-year pre-tax returns versus a benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, RREEF assesses compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management and “living the values” of RREEF, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

Statement of Additional Information	67

In addition, RREEF analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Sands Capital Management, LLC (“Sands”).  Compensation goals are meant to align Sands and the employee’s interest with those of the clients and to strive to attract and keep employees that help the firm deliver on the firm’s basic mission. All employees benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees overall contribution and a standard profit sharing plan and 401(k) plan. Additional incentives for investment professionals and other key employees come through their participation in equity participation. The investment professionals also participate in an investment results bonus. The investment results bonuses are calculated from the performance variance of Sands composite returns and their respective benchmarks, where applicable.

STW Fixed Income Management Ltd. (“STW”).  Compensation is not fixed. STW employees do not receive investment performance-based incentive compensation. Compensation is not based on the value of assets held in client portfolios. All portfolio managers receive a salary, generous fringe benefits, including a 401(k) defined contribution plan, and a discretionary year-end bonus tied to personal performance. Additionally, portfolio manager who are principals may participate in an additional bonus compensation plan tied to the firm’s profits.

TCW Investment Management Company (“TCW”).  TCW is distinguished by the depth of the firm’s investment staff and the low turnover among professionals. TCW’s ability to attract and retain high-quality investment professionals stems in part from the fact that the firm employs an incentive-based compensation structure.

Investment professionals at TCW are compensated through a base salary and fee sharing and/or performance-based compensation. Specifically, portfolio managers are generally compensated based on fee-sharing formulas that take into account revenues or profitability of assets under management and/or investment performance. Research analysts receive a base salary and a year-end bonus tied to performance, which is determined based on the accuracy of his or her purchase and sell recommendations. For a trader, the bonus is tied to his or her ability to achieve best execution when conducting trades for TCW accounts. Client service professionals receive a base salary and commission-based fees.

TCW has also implemented Stock Option Plans, through which effective economic interests in the firm have been (and will continue to be) allocated to key employees. Société Générale S.A., TCW’s parent, has also implemented Stock Option Plans in which there is substantial participation by key TCW employees. TCW has also added a deferred compensation plan for select employees. One objective is to provide income tax deferrals while channeling investments to TCW’s mutual funds. There is also a retention objective associated with the plan.

TCW conducts annual salary surveys to review benchmark and compensation ranges, both on a national and a regional basis. According to McLagan Partners, a leading compensation consultant in the industry, these studies have shown that TCW is, on average, above the median in terms of salaries and compensation provided to employees.

TimesSquare Capital Management, LLC (“TSCM”).  TSCM’s compensation program rewards top performing portfolio managers and investment analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm. The program is tied exclusively to client’s investment performance and financial results of the firm and TSCM’s investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for portfolio managers. Investment professionals’ compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm.

Base Salaries.  Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. TSCM adjusts base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For

68	GuideStone Funds

key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan.  Bonuses for portfolio managers and investment analysts are determined primarily by investment performance using both manager-relative and benchmark-relative measures over multiple time horizons. Performance is calculated by comparing pre-tax total returns.

Equity Ownership.  Senior investment professionals receive significant equity ownership in the firm, subject to a five-year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention. Through this stake in TSCM’s business, portfolio managers should benefit from client retention and business growth. Currently, a significant majority of TSCM’s investment professionals retain ownership.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).  The compensation received by the portfolio managers at UBS Global AM includes a base salary and incentive compensation. UBS Global AM’s compensation and benefits programs are designed to provide the firm’s investment professionals with incentives to excel and to promote an entrepreneurial, risk measured, performance-oriented culture. Overall compensation can be grouped into three categories:

•	A fixed component, base salary and benefit, reflecting an individual’s skills and experience;

•

Variable cash compensation, which is determined annually on a discretionary basis and is correlated with the performance of UBS, UBS Global AM, the respect asset class, investment strategy, function and an individual’s (financial and non-financial) contribution to UBS Global AM’s results; and

•	A variable equity component that reinforces the critical importance of creating long-term business value while serving as an effective retention tool as shares typically vest over a number of years.

UBS Global AM strongly believes that tying portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the investment professionals’ interests with those of the firm’s clients. The total variable compensation available will depend on the firm’s overall profitability. The allocation of the variable compensation pool to each portfolio manager in Equities and Fixed Income is based on an equal weighting of their pre-tax investment performance (relative to a suitable index benchmark) over one-, two- and three-year periods to the latest year end. This has the effect of putting greater emphasis on the most recent year, while keeping the longer-term in focus.

UBS is committed to the principle of employee share ownership, believing accountability for decisions and actions is encouraged through equity-based awards that vest and/or become unrestricted over time. Positions with a large scope of responsibility and a significant potential impact on the firm have higher equity exposure. UBS also has stringent share ownership requirements for senior executives.

A number of equity ownership plans are available to UBS employees, which vary by rank, performance and location. These plan rules may be amended from time to time in all or some jurisdictions. Some of these plans include:

Equity Plus Plan (“Equity Plus”).  Equity Plus is a voluntary plan that provides employees with an opportunity to purchase UBS shares at fair market value and generally receive, at no additional cost, two UBS options for each share purchased, up to a maximum annual limit. Shares purchased under Equity Plus are restricted from sale for two years from the date of purchase, and the options are forfeitable in certain circumstances. The options have a strike price equal to the fair market value of a UBS share on the date the option is granted, a two-year vesting period and generally expire ten years from the date of grant.

Equity Ownership Plan (“EOP”).  Selected employees receive between 10% and 45% of their annual performance-related compensation in UBS shares or notional shares instead of cash on a mandatory basis. A small proportion of EOP awards is granted over Alternative Investment vehicles (AIVs) to reflect the performance of certain funds. EOP awards generally vest in one-third increments over a three-year vesting period and are forfeitable in certain circumstances.

Statement of Additional Information	69

Key Employee Stock Appreciation Rights Plan and Key Employee Stock Option Plan.  Key and high potential employees are granted discretionary UBS options or stock appreciation rights with a strike price not less than the fair market value of a UBS share on the date the option or stock appreciation right is granted. The options or stock appreciation rights have a three-year vesting period, are forfeitable in certain circumstances and generally expire ten years from the date of grant.

Western Asset Management Company and Western Asset Management Company Limited (together, “Western”). With respect to the compensation of the portfolio managers, Western’s compensation system assigns each employee a total compensation “target” which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan which includes an employer match and discretionary profit sharing.

In addition, discretionary bonuses make up a variable component of total compensation. Bonuses are structured to reward employees for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Securities Ownership.  Portfolio managers of the Sub-Advisers do not beneficially own any shares of the Select Funds.

Fund Brokerage.  The Adviser and Sub-Advisers, in effecting the purchases and sales of portfolio securities for the account of the Funds, will seek execution of trades either, (1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if reasonable in relation to brokerage and research services provided to the Trust or the Adviser or Sub-Adviser by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser or Sub-Advisers may use research and services provided to it by brokers and dealers in servicing all its clients.

The Adviser or Sub-Adviser may, from time to time, receive services and products which serve both research and non-research functions. In such event, the Adviser or Sub-Adviser makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Subject to its obligation to seek best execution, the Adviser may direct the Sub-Advisers to place trades through designated brokers who have agreed to pay certain transfer agency, custody or other operating expenses that the Funds would otherwise be obligated to pay. Fund orders may be placed with an affiliated broker-dealer. Portfolio orders will be placed with an affiliated broker-dealer only where the price being charged and the services being provided compare favorably with those charged to the Funds by non-affiliated broker-dealers. Over-the-counter transactions are usually placed with a principal market-maker unless a better net security price is obtainable elsewhere.

70	GuideStone Funds

If the Adviser or Sub-Adviser provides investment advisory services to individuals and other institutional clients, there may be occasions on which these investment advisory clients may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.

The Select Funds have obtained an order from the SEC that allows, subject to certain conditions, each Sub-Adviser that provides investment advice to a Select Fund or a portion thereof to, with respect to the assets under its control: (A) engage in certain principal and brokerage transactions that would otherwise be proscribed by the 1940 Act with a broker-dealer that is either (i) a Sub-Adviser to another portion of the same Select Fund or to another Select Fund, or (ii) an affiliated person of a Sub-Adviser to another portion of the same Select Fund; and (B) acquire securities of a Sub-Adviser, or its affiliate, to another portion of the same Select Fund. The Adviser believes that allowing a Select Fund or a portion thereof advised by one Sub-Adviser to purchase securities from another Sub-Adviser or its affiliates will expand the Select Funds’ investment options without exposing the Select Funds to the potential abuses of self-dealing.

For the fiscal years ended December 31, the aggregate dollar amount of brokerage commissions paid by each Fund listed below was as follows:

	Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	2008	2007	2006
MyDestination 2005	$2,833	$1,036	$—
MyDestination 2015	4,917	2,185	—
MyDestination 2025	3,046	1,190	—
MyDestination 2035	1,739	549	—
MyDestination 2045	1,065	242	—
Conservative Allocation	961	97	251
Balanced Allocation	3,889	638	2,059
Growth Allocation	3,217	804	2,010
Aggressive Allocation	3,026	1,068	3,396
Conservative Allocation I	587	78	134
Balanced Allocation I	2,245	479	1,141
Growth Allocation I	2,012	671	1,288
Aggressive Allocation I	1,796	728	1,228
Money Market	—	—	—
Low-Duration Bond	178,565	116,724	101,024
Medium-Duration Bond	253,178	130,348	97,402
Extended-Duration Bond	268	—	—
Global Bond	23,366	3,915	—
Equity Index	14,187	6,437	7,775
Real Estate Securities	237,634	2,129	395	(1)
Value Equity	1,030,686	911,823	1,213,113
Growth Equity	1,569,631	612,404	1,128,733
Small Cap Equity	826,678	447,860	1,039,604
International Equity	1,920,516	1,173,144	1,273,812

(1)	Aggregate Commissions shown for the Real Estate Securities Fund were for the trade date of December 29, 2006 only.

Statement of Additional Information	71

During the fiscal years ended December 31, 2006, 2007 and 2008 certain portfolio transactions for the Medium-Duration Bond Fund, the Value Equity Fund, the Growth Equity Fund, the Small Cap Equity Fund, the International Equity Fund, the MyDestination 2005 Fund and the MyDestination 2015 Fund were executed through broker-dealers affiliated with the respective Fund’s Sub-Adviser or Adviser directing the applicable transactions as follows. (The remaining Funds did not execute trades through broker-dealers affiliated with the Sub-Adviser or Adviser directing transactions.)

			Aggregate Dollar Amount Of Brokerage Commissions Paid
Fund	Broker-Dealer	Affiliate	2008	2007	2006
MyDestination 2005	Northern Trust Securities	GuideStone Capital Management	$983	$1,755	N / A
MyDestination 2015	Northern Trust Securities	GuideStone Capital Management	1,897	2,534	N / A
Medium-Duration Bond	Goldman Sachs & Co.	Goldman Sachs Asset Management	3,917	8,079	$14,206
Value Equity	Northern Trust Securities	Northern Trust Investments, N.A.	120,654	N / A	297,881
Value Equity	Cowen & Co.	TCW Investment Management Company	7,871	5,820	N / A
Growth Equity	Northern Trust Securities	Northern Trust Investments, N.A.	163,061	N / A	N / A
Small Cap Equity	Northern Trust Securities	Northern Trust Investments, N.A.	37,387	N / A	N / A
International Equity	Northern Trust Securities	Northern Trust Investments, N.A.	N / A	211,761	N / A
International Equity	UBS AG	UBS Global Asset Management (Americas) Inc.	2,690	N / A	N / A

The table below shows, for the fiscal year ended December 31, 2008, the percentage of the Medium-Duration Bond Fund, the Value Equity Fund, the Growth Equity Fund, the Small Cap Equity Fund, the MyDestination 2005 Fund and the MyDestination 2015 Funds aggregate brokerage commissions paid to the identified broker-dealers and the percentage of the respective Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the identified broker-dealers.

Fund	Broker-Dealer	Affiliate	Percentage of the Fund’s Aggregate Brokerage Commissions Paid	Percentage of the Fund’s Aggregate Dollar Amount of Transactions
MyDestination 2005	Northern Trust Securities	GuideStone Capital Management	42%	16%
MyDestination 2015	Northern Trust Securities	GuideStone Capital Management	46%	16%
Medium-Duration Bond	Goldman Sachs & Co.	Goldman Sachs Asset Management	1%	3%
Value Equity	Northern Trust Securities	Northern Trust Investments, N.A.	12%	17%
Value Equity	Cowen & Co.	TCW Investment Management Company	1%	N / A
Growth Equity	Northern Trust Securities	Northern Trust Investments, N.A.	9%	25%
Small Cap Equity	Northern Trust Securities	Northern Trust Investments, N.A.	4%	4%

72	GuideStone Funds

As of the close of the fiscal period ended December 31, 2008, the Funds’ aggregate holdings of securities of their regular broker-dealers or their parent company were as follows:

Dollar Value of Securities Owned (000’s Omitted)
Money Market Fund
JPMorgan Chase & Co.	56,904
Citigroup Global Markets, Inc.	56,801
Barclays Bank PLC	51,605
UBS AG	14,570
Deutsche Bank Securities, Inc.	8,570
Low-Duration Bond Fund
Morgan Stanley & Co., Inc.	18,161
Citigroup Global Markets, Inc.	13,822
UBS AG	12,615
Bank of America LLC	9,080
JPMorgan Chase & Co.	4,313
Goldman Sachs & Co.	3,547
Merrill Lynch & Co., Inc.	2,108
Credit Suisse First Boston Corp.	2,062
Deutsche Bank Securities, Inc.	1,496
Barclays Bank PLC	1,432
Lehman Brothers, Inc.	350
Medium-Duration Bond Fund
Bank of America LLC	27,188
Citigroup Global Markets, Inc.	20,025
Morgan Stanley & Co., Inc.	15,591
Deutsche Bank Securities, Inc.	12,030
Credit Suisse First Boston Corp.	10,957
Goldman Sachs & Co.	9,932
JPMorgan Chase & Co.	9,384
UBS AG	7,569
Merrill Lynch & Co., Inc.	5,857
Lehman Brothers, Inc.	1,439
Royal Bank of Scotland Group PLC	467
Extended-Duration Bond Fund
Citigroup Global Markets, Inc.	19,191
JPMorgan Chase & Co.	14,346
Barclays Bank PLC	8,710
Bank of America LLC	7,931
Goldman Sachs & Co.	1,104
Morgan Stanley & Co., Inc.	581
Lehman Brothers, Inc.	68
Global Bond Fund
Merrill Lynch & Co., Inc.	1,804
Goldman Sachs & Co.	828
Lehman Brothers, Inc.	743

Statement of Additional Information	73

Dollar Value of Securities Owned (000’s Omitted)
JPMorgan Chase & Co.	533
Citigroup Global Markets, Inc.	362
Bank of America LLC	325
Barclays Bank PLC	304
Royal Bank of Scotland Group PLC	294
Morgan Stanley & Co., Inc.	241
Credit Suisse (USA) Inc.	146
Equity Index Fund
JPMorgan Chase & Co.	4,389
Bank of America LLC	2,628
Citigroup Global Markets, Inc.	1,364
Merrill Lynch & Co., Inc.	698
Morgan Stanley & Co., Inc.	634
State Street Bank and Trust Co.	629
Value Equity Fund
JPMorgan Chase & Co.	23,079
Bank of America LLC	9,308
Goldman Sachs & Co.	4,757
Citigroup Global Markets, Inc.	4,221
Merrill Lynch & Co., Inc.	909
Morgan Stanley & Co., Inc.	853
State Street Bank and Trust Co.	629
Growth Equity Fund
JPMorgan Chase & Co.	12,491
State Street Bank and Trust Co.	9,311
Goldman Sachs & Co.	6,720
Lehman Brothers, Inc.	3,180
Merrill Lynch & Co., Inc.	1,765
Bank of America LLC	777
Small Cap Equity Fund
Lehman Brothers, Inc.	671
Merrill Lynch & Co., Inc.	441
Citigroup Global Markets, Inc.	431
Credit Suisse First Boston Corp.	370
Morgan Stanley & Co., Inc.	354
Bank of America LLC	248
JPMorgan Chase & Co.	197
Goldman Sachs & Co.	197
Deutsche Bank Securities, Inc.	72
International Equity Fund
Deutsche Bank Securities, Inc.	1,116
Royal Bank of Scotland Group PLC	1,011
Barclays Bank PLC	573
Credit Suisse (USA) Inc.	563

74	GuideStone Funds

During the fiscal period ended December 31, 2008, the following Funds through an agreement or understanding with a broker, or through an internal allocation policy, directed brokerage transactions to the brokers indicated because of research services provided, as follows:

Name of Broker	Aggregate Dollar Amount of Transactions Directed	Aggregate Dollar Amount of Related Brokerage Commissions Paid
Value Equity
Frank Russell Securities, Inc.	42,504,001	49,128
Lynch, Jones & Ryan, Inc.	141,615,299	133,796
Growth Equity
Frank Russell Securities, Inc.	123,907,403	98,531
Lynch, Jones & Ryan, Inc.	47,501,396	41,938
Small Cap Equity
Frank Russell Securities, Inc.	17,673,767	32,154
Instinet Corporation	20,076,661	19,769
Lynch, Jones & Ryan, Inc.	25,540,017	57,708
International Equity
Frank Russell Securities, Inc.	72,844,304	105,274
Lynch, Jones & Ryan, Inc.	89,749,222	102,688

Codes of Ethics.  The Trust, the Adviser and each of the Sub-Advisers have adopted codes of ethics addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.

Proxy Voting

The Trust endeavors to ensure that proxies relating to its portfolio securities are voted in the best interests of the Trust’s shareholders, and in a manner that is not in conflict with the moral and ethical posture of GuideStone Financial Resources.

The Trust has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to the Adviser. Because the Adviser views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of the Trust’s proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. The proxy voting policies and procedures adopted by the Adviser and each of the Sub-Advisers may be amended from time to time based on the Trust’s experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated. Please refer to Appendix B of this SAI for a description of the policies and procedures adopted by the Adviser and each of the Sub-Advisers.

Statement of Additional Information	75

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request by calling 1-888-98-GUIDE (48433), by visiting the Trust’s Web site at www.GuideStoneFunds.org or by visiting the SEC’s Web site at www.sec.gov.

Other Service Providers

Underwriter.  PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406, serves as the Underwriter of each Fund’s shares pursuant to a Distribution Agreement (the “Agreement”). The Agreement was for an initial two year term and is renewable annually thereafter. The Agreement is terminable without penalty on 60 days’ written notice by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund or by the Underwriter. The Agreement will also terminate automatically in the event of its assignment. The Funds do not pay any fees to the Underwriter in its capacity as underwriter. The Underwriter may enter into agreements with affiliates of the Adviser in connection with distribution. The Underwriter has agreed to use efforts deemed appropriate by it to facilitate the distribution of the Funds’ shares, which are offered on a continuous basis. The Underwriter is affiliated with BlackRock Institutional Management Corporation and BlackRock Financial Management, Inc., (collectively, “Blackrock”) which are Sub-Advisers to the Money Market Fund and Low-Duration Bond Fund, respectively, and with PNC, which provides transfer agency and administration and accounting services to the Funds. The Underwriter, BlackRock and PNC are all members of The PNC Financial Services Group, Inc.

Transfer Agency Services.  PNC, which has its principal business address at 760 Moore Road King of Prussia, PA 19406, provides transfer agency and dividend disbursing agent services for the Funds. As part of these services, PNC maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes each Fund’s cash distributions to shareholders.

Administrative and Accounting Services.  PNC, 301 Bellevue Parkway, Wilmington, DE 19809 also provides administrative and accounting services to the Funds. The services include certain accounting, clerical and bookkeeping services; assistance in the preparation of reports to shareholders; preparation for signature by an officer of the Trust of documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC and the securities laws of various states; arranging for the computation of data, including daily computation of NAV; and arranging for the maintenance of books and records of the Trust and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. PNC does not have any responsibility or authority for the management of the Funds or the determination of investment policy. In consideration of the services provided pursuant to the Administration and Accounting Services Agreement, PNC receives from each Fund a fee computed daily and paid monthly. For the fiscal years ended December 31, 2006, 2007 and 2008 PNC received $4,759,471, $3,864,528 and $2,337,959 respectively, after waivers from the Trust for its administrative and accounting services.

Custodian.  The Northern Trust Company serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, The Northern Trust Company holds or arranges for the holding of all portfolio securities and other assets of the Funds in connection with the Custodian Agreement. It is located at 50 South La Salle Street, Chicago, IL 60675.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103 serves as the independent registered public accounting firm to the Trust.

Legal Counsel.  The law firm of K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, serves as counsel to the Trust.

Counsel to Independent Trustees.  The law firm of Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, DC 20004-2415, serves as counsel to the Independent Trustees.

76	GuideStone Funds

Shares of Beneficial Interest

The Trust’s trust instrument authorizes the issuance of an unlimited number of shares for each of the Funds and their Classes, and each share has a par value of $0.001 per share. There are no conversion or preemptive rights in connection with any shares. All issued shares will be fully paid and non-assessable and will be redeemable at NAV per share. Certificates certifying the ownership of shares will not be issued.

GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of each Fund’s shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires shareholder approval.

The assets belonging to a Fund shall be held and accounted for separately from other assets of the Trust. Each share of a Fund represents an equal beneficial interest in the net assets of such Fund. Each Class of a Fund represent interests in the assets of that Fund and have identical voting, dividend, liquidation and other rights, except that expenses allocated to a Class will be borne by such Class. Expenses of the Trust which are not readily identifiable as belonging to a particular Fund or Class are allocated among all the Funds in a manner the Trustees believe to be fair and equitable.

The Board of Trustees has authority, without necessity of a shareholder vote, to create any number of new funds or classes and to issue an unlimited number of shares of beneficial interest of the Trust. The Trustees have authorized twenty-four Funds and three Classes of shares to be issued currently. The Trust offers the GS2 Class and GS4 Class shares. Expenses borne by each Class differ because of the allocation of class-specific expenses. For example, shareholder service and distribution fees may vary from class to class. The relative impact of ongoing annual expenses will depend on the length of time a share is held.

Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares will generally be voted by shareholders of the individual Fund or Class, except in the case of election or removal of Trustees, the amendment of the Trust’s trust instrument, when required by the 1940 Act or when the Trustees have determined that the matter affects the interests of more than one Fund or Class.

The Trust is not required to and does not currently intend to hold annual meetings of shareholders. Special meetings of shareholders may be called by the Board of Trustees or upon the written request of shareholders owning at least 50% of the applicable Fund or Class. Amendments and supplements to the Trust’s trust instrument may be made only by majority vote of shareholders.

Shareholder Servicing Arrangements

The Board of Trustees adopted a Shareholder Service Plan for the GS4 Class of each Select Fund (“Service Plan”). Under its Service Plan, the GS4 Class of each Select Fund is authorized to pay service fees of 0.19% of average daily net assets. Service fees are paid to parties that provide service for and maintain shareholder accounts.

Pursuant to the Service Plan, each Fund may pay GuideStone Financial Resources for service activities and recordkeeping activities. Service activities include, but are not limited to, such services as answering shareholder inquiries and providing such other related personal services as the shareholder may request. Recordkeeping activities include, but are not limited to, such services as establishing and maintaining shareholder accounts and records, integrating periodic statements with other shareholder transactions and aggregating and processing purchase and redemption orders. No more than 0.25% of the fees under the Service Plan shall constitute a payment for service activities and any “service fee” paid by a Fund, as that term is defined in subparagraph b(9) of Rule 2830 of the Conduct Rules of the FINRA, shall not exceed 0.25%.

Statement of Additional Information	77

The Funds may pay up to the entire amount of the shareholder service fee to GuideStone Financial Resources or to unaffiliated service providers who provide these services to the Funds. In addition, GuideStone Financial Resources has agreed to make payments from its own resources to an unaffiliated service provider of the Baylor Health Care Plan for shareholder servicing and recordkeeping in an annual amount of 0.30% of the assets of the plan invested in the Funds.

Taxation

General

The following discussion of certain federal income tax matters concerning the Funds and the purchase, ownership and disposition of Fund shares is not complete and may not deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances. This discussion is based on the Code, the regulations promulgated thereunder and judicial and administrative interpretations thereof, all as of the date hereof; all these authorities are subject to change, which may be applied retroactively. If you are investing in Fund shares through a tax-deferred account (such as a retirement plan account or an IRA (“Tax-Deferred Account”)), special tax rules apply. You should consult your own tax advisers with regard to the federal tax consequences to you for the purchase, ownership and disposition of Fund shares, as well as the tax consequences to you arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

Tax Character of Distributions.  As described in the Prospectus, unless your investment is held in a Tax-Deferred Account, dividends from net investment income and distributions from the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, if any (collectively, “dividends”), generally are taxable to you as ordinary income (except that a Fund’s dividends attributable to its “qualified dividend income” (“QDI”) generally are subject to federal income tax for individual shareholders who satisfy certain restrictions with respect to their Fund shares at a maximum rate of 15%), and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) (“capital gain distributions”) are taxable to you as long-term capital gains, whether received in cash or reinvested in additional Fund shares.

A portion of a Fund’s dividends may be eligible for (1) the 15% maximum federal income tax rate applicable to QDI, as mentioned above, that individual taxpayers receive through 2010 and (2) the dividends-received deduction allowed to corporations (although dividends a corporate shareholder deducts are subject indirectly to the federal alternative minimum tax). The eligible portion for any Fund for purposes of the 15% rate may not exceed the aggregate dividends it receives from most domestic corporations and certain foreign corporations, whereas only dividends a Fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. Accordingly, a Fund’s distributions of interest income, net short-term capital gain and net foreign currency gains do not qualify for the reduced tax rate or the deduction, and distributions to individual shareholders of net capital gain a Fund recognizes on sales or exchanges of capital assets through the end of 2010 also will be subject to federal income tax at a maximum rate of 15%. The Funds will inform you of the amount of your dividends and capital gain distributions when they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.

You should be aware that if you purchase shares shortly before the record date for a dividend or capital gain distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. At any time, a Fund may distribute to you, as ordinary income or capital gain, an amount of income that exceeds your proportionate share of the actual amount of such income earned during the period of your investment in the Fund.

Redemption and Exchange of Fund Shares.  As discussed in the Prospectus, unless your investment is held in a Tax-Deferred Account, redemptions (including those pursuant to exchanges) of Fund shares are taxable transactions. If you hold your shares as capital assets, the gain or loss that you realize will be capital gain or loss and will be long-term if you held your redeemed shares for more than one year. Any capital gain an individual

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shareholder recognizes on a redemption through 2010 of his or her Fund shares held for more than one year will qualify for the 15% maximum tax rate referred to above. Any loss you realize on the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions you receive on those shares.

All or a portion of any loss that you realize on the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the same Fund (through reinvestment of dividends or capital gain distributions or otherwise) within 30 days before or after the redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Treatment as a Regulated Investment Company.  Each Fund has elected to be a regulated investment company under Subchapter M of Chapter 1 of the Code (“RIC”) and intends to continue to qualify for treatment as a RIC for the current taxable year. As a RIC, a Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund for treatment as a RIC if the Board determines that course of action to be beneficial to shareholders. In such a case or if a Fund otherwise fails to maintain that qualification, then for federal tax purposes the Fund would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is QDI would be subject to federal income tax at the 15% maximum rate described above), and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Excise Tax.  To avoid a nondeductible 4% federal excise tax (“Excise Tax”), a Fund must distribute to its shareholders by December 31 of each year at least the sum of the following amounts: 98% of its ordinary income earned during the calendar year, 98% of its capital gain net income earned during the twelve-month period ending October 31 in that year, plus 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay at least that sum through periodic distributions during each year and any balance in December (or to pay the balance in January under a rule that treats them as received by you in December) to avoid the Excise Tax, but the Funds can give no assurance that their distributions will be sufficient to eliminate all taxes.

Backup Withholding.  Each Fund must withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions and redemption proceeds (regardless of the extent to which a gain or loss may be realized) (in the case of the Money Market Fund, only of dividends) otherwise payable to you (“backup withholding”) if (1) you are an individual or other noncorporate shareholder and (2) you fail to furnish the Fund with your correct social security or other taxpayer identification number. Withholding at that rate also is required from a Fund’s dividends and (except for the Money Market Fund) capital gain distributions otherwise payable to you if you are such a shareholder and (a) the Internal Revenue Service (“IRS”) notifies you or the Funds that you have failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (b) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

Other Taxation.  Distributions may be subject to state, local and foreign taxes, depending on your particular situation.

Tax Treatment of Fund Investments

Securities transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the identified cost of the securities lot sold with the net proceeds pursuant to applicable federal income tax rules.

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Market Discount.  If a Fund purchases a debt security in the secondary market at a price lower than its stated redemption price, the difference is “market discount.” If the amount of market discount is more than de minimis, a Fund must include a portion of the market discount as ordinary income (not capital gain) in each taxable year in which the Fund receives a principal payment on the security. In general, the amount of market discount that must be included is equal to the lesser of (1) the amount of market discount accruing during the year (plus any accrued market discount for prior taxable years not previously included in income) or (2) the amount of the principal payment(s) received during the year. Generally, market discount accrues on a daily basis for each day a Fund holds a debt security at a constant rate over the time remaining to the security’s maturity or, at the Fund’s election, at a constant yield to maturity that takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as interest income (not capital gain) to the extent of the accrued market discount.

Original Issue Discount and PIK Securities.  Certain debt securities a Fund acquires may be originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although a Fund currently receives no cash on account of the original issue discount that accrues on a debt security in a given year, that discount generally is treated for federal income tax purposes as interest that is includable in gross income in that year and, therefore, is subject to the distribution requirements applicable to RICs. Similar treatment is required for “interest” on PIK securities paid in the form of additional securities rather than cash. A Fund may purchase some debt securities at a discount that exceeds the original issue discount on them, if any. This additional discount represents market discount for federal income tax purposes (see above).

Effect of Foreign Investments on Distributions.  Most foreign exchange gains and losses realized on the sale of debt securities generally are treated as ordinary income and loss by the Funds. These gains, when distributed, will be taxable to you as ordinary dividends (unless your investment is held in a Tax-Deferred Account), and any such losses will reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or reduce ordinary income distributions to you and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

The Funds may be subject to foreign withholding or other taxes on income from, and gains realized on, certain foreign securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the International Equity Fund’s total assets at the end of a taxable year is invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes it paid. If the Fund makes this election, the year-end statement you receive will show more taxable dividends than it actually distributed to you, because you will be required to include in gross income, and treat as paid by you, your proportionate share of those taxes. However, you will be entitled to either deduct your share of those taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for that share against your U.S. federal income tax. (The exception, again, is a Tax-Deferred Account.) You will be provided with the information necessary to complete your individual income tax return if the Fund makes this election.

Passive Foreign Investment Companies.  The Select Funds may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

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If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the distribution requirements applicable to RICs and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Hedging Strategies.  The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the requirements applicable to RICs.

A Fund may invest in some futures contracts, “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) and foreign currency options and forward contracts that will be “section 1256 contracts.” Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement applicable to RICs (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund.

Offsetting positions a Fund enters into or holds in any actively traded security, option, futures contract or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions that otherwise would constitute short-term capital losses be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an

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option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Individual Retirement Accounts

Traditional IRAs.  Certain shareholders may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of your earned income or $5,000 (increased by a “catch-up contribution” of $1,000 if you attain age 50 before the end of the year). Notwithstanding the foregoing, a married shareholder who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $159,000) is not affected by the spouse’s active participant status. In addition, if your spouse is not employed and you file a joint return, you may also establish a separate IRA for your spouse and contribute up to a total of $10,000 to the two IRAs, provided that neither contribution exceeds $5,000 (in each case, increased by a “catch-up contribution” of $1,000 if you attain age 50 before the end of the year). If your employer’s plan qualifies as a SIMPLE, permits voluntary contributions and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Fund shares through nondeductible IRA contributions, up to certain limits, because all dividends and other distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.

Roth IRAs.  A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $5,000 per taxable year (increased by a “catch-up contribution” of $1,000 if you attain age 50 before the end of the year) to a Roth IRA (or to any combination of Roth and traditional IRAs). In addition, for a shareholder whose modified adjusted gross income does not exceed $100,000 (and who is not married filing a separate return), certain distributions from traditional

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IRAs may be rolled over to a Roth IRA and any of the shareholder’s traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

Other Tax-Deferred Accounts

Section 403(b)(7) Arrangements (“TSA”).  Eligible investors in individual Section 403(b)(7) custodial accounts may purchase GS4 Class shares of the Funds. GuideStone Trust Services, an affiliate of GuideStone Financial Resources and an affiliate of the Adviser, will serve as non-bank custodian of those accounts. To participate in a Section 403(b)(7) custodial account, your employer must have a service agreement with GuideStone Financial Resources. Section 403(b)(7) custodial accounts are subject to contribution limits applicable to TSAs.

Withholding

Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs), unless the recipient transfers the distribution directly to an “eligible retirement plan” (including an IRA and other qualified plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

Valuation of Shares

Each Fund’s shares are bought or sold at a price that is the Fund’s NAV per share. The NAV for each Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Because each Date Target Fund and Asset Allocation Fund invests in shares of the Select Funds, the price of a Date Target Fund’s or a Asset Allocation Fund’s shares is based upon the NAVs of those shares of underlying Select Funds. In turn, the NAV per share of each Select Fund is based upon the values of the obligations, stocks and other investments held by the Select Fund. Therefore, the price of a Date Target Fund’s or a Asset Allocation Fund’s shares will fluctuate in relation to its asset allocation among the Select Funds and the value of the portfolio investments of the underlying Select Funds.

The Funds value their portfolio securities and compute their NAVs per share on each day that the NYSE is open for trading, in accordance with the procedures discussed in the Prospectus. This section provides a more detailed description of the Funds’ methods for valuing their portfolio securities. As of the date of this SAI, the NYSE is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King Jr.’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday.

The Funds (except the Money Market Fund) each value portfolio securities listed on an exchange on the basis of the last sale price or official closing price prior to the time the valuation is made. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that

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dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there has been no sale since the immediately previous valuation, then the official close price is used. Quotations are taken from the exchange where the security is primarily traded.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. The Funds translate prices for investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAVs. Because foreign markets may be open at different times than the NYSE, the value of Fund shares, particularly shares of the International Equity Fund and the Bond Funds, may change on days when shareholders will not be able to buy or redeem Fund shares. When an occurrence subsequent to the time that a foreign security is valued is likely to have changed such value, then such foreign security will be valued at its fair value, as determined through procedures established by, or under the direction of, the Board of Trustees. In addition, foreign equity securities will be valued at fair values provided by FT Interactive Data on certain days determined upon movements in a broad-based index in relation to the close of a foreign market. Equity securities which are traded in the over-the-counter market only, but which are not included in the Nasdaq National Market System, will be valued at the last quoted bid price. To the extent available, valuations of portfolio securities (except those valued using amortized cost) will be provided by reliable independent pricing services.

Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities not currently quoted as indicated above will be valued through procedures established by, or under the direction of, the Board of Trustees.

If the price of a security obtained under a Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board of Trustees believe accurately reflects fair value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund’s portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar-denominated eligible securities determined by the Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two nationally recognized statistical rating organizations (“NRSROs”), such as “A-1” by Standard & Poor’s®, “P-1” by Moody’s Investors Services, Inc. and “F-1” by Fitch, Inc.; (2) are single rated and

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have received the highest short-term rating by a NRSRO; or (3) are unrated but are determined to be of comparable quality by the Adviser or Sub-Adviser pursuant to guidelines approved by the Board. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees, Adviser or Sub-Adviser to be comparable to those rated in the highest rating category, will be limited.

Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Money Market Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the NAV of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations.

Portfolio Holdings Information

It is the Trust’s policy to protect the confidentially of portfolio holdings and prevent the selective disclosure of non-public information concerning the Funds. The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board of Trustees.

In accordance with SEC regulatory requirements, each Fund files a complete schedule of its portfolio holdings on a quarterly basis within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s Web site at www.sec.gov.

Each Fund generally discloses top ten portfolio holdings on a quarterly basis 20 business days after the end of the month or quarter. Certain Sub-Advisers retained by the Adviser to manage a portion of a Fund may require a more stringent lag time (i.e., longer than 15 days) before portfolio holdings information may be released and, in such cases, the Adviser adheres to the requirements of the Sub-Adviser. Top ten portfolio holdings are posted on the Trust’s Web site quarterly (“Fund Fact Sheets”) and complete portfolio holdings are available to all investors upon request.

Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Funds, any institutional investor or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Funds. This is not considered a legitimate business need for the information. If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest Annual or Semi-Annual report, in Forms N-CSR and N-Q filed with the SEC and on the Trust’s Web site.

Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:

(a)	The Adviser, Sub-Adviser and Sub-Adviser candidates for the Funds (and their access persons);

(b)	Administrator;

(c)	Fund Accountant;

(d)	Independent registered public accounting firm of the Funds;

(e)	Legal counsel for the Trust and to the Independent Trustees;

(f)	Custodian and sub-custodians of the Funds;

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(g)	Ratings or ranking agencies;

(h)	Companies that provide analytical services to the Funds, the Adviser and Sub-Advisers;

(i)	Pricing services employed by the Funds;

(j)	Proxy voting services employed by the Funds;

(k)	Broker-dealers who provide execution or research services for the Funds (including identifying potential buyers and sellers for securities that are held by the Funds);

(l)	Broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or it is determined to be unreliable; and,

(m)	Companies that provide other services that are deemed to be beneficial to the Funds.

The Funds may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to certain individuals or entities, provided that (1) the recipient is subject to a written confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to this information to third parties. In such cases, disclosure of the Funds’ portfolio holdings information may be made only with prior written approval of the Trust’s Chief Executive Officer or its Chief Compliance Officer.

The Trust’s Chief Compliance Officer monitors for compliance with the foregoing policies. Any violations of these policies are reported to the Board of Trustees on a quarterly basis. The policies of the Funds’ Sub-Advisers are monitored by their respective compliance staff and any violations are required to be reported to the Funds’ Chief Compliance Officer and the Board of Trustees. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Any conflict between the interests of shareholders and the interests of the Adviser, Sub-Adviser or any if its affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

Telephone Instructions

Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, they will use procedures that are considered reasonable. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. To the extent that the Funds or their service providers fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds or their service providers may be liable for any such instructions that prove to be fraudulent or unauthorized. All telephone conversations with the Funds, GuideStone Financial Resources and PNC may be recorded.

86	GuideStone Funds

Control Persons and Principal Holders of Securities

As of April 15, 2009, the following persons owned of record or were known by the Funds to own beneficially 5% or more of a Class of shares of a Fund. Persons are deemed to control a Fund when they own beneficially over 25% of the Fund’s outstanding shares. Principal holders are persons that own beneficially 5% or more of any Class of a Fund’s outstanding shares. As of May 1, 2009, the GS6 Class has been terminated, and the shares of the GS6 Class of each Fund have been exchanged for shares of the GS4 Class of the same Fund on a share-for-share basis.

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
MyDestination 2005 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	49%
MyDestination 2005 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	35%
MyDestination 2005 Fund GS4 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	5%
MyDestination 2015 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	65%
MyDestination 2015 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	27%
MyDestination 2025 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	62%
MyDestination 2025 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	29%
MyDestination 2035 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	57%
MyDestination 2035 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	31%
MyDestination 2035 Fund GS4 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	7%
MyDestination 2045 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	45%
MyDestination 2045 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	39%
MyDestination 2045 Fund GS4 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	12%

Statement of Additional Information	87

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Conservative Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	62%
Conservative Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	32%
Conservative Allocation Fund GS4 Class	State Street Bank & Trust Co Trustee Baylor Southern Baptist Protection Program Convention Annuity Plan 1 Heritage Dr. North Quincy MA 02171-2105	2%
Conservative Allocation Fund GS4 Class	GuideStone Financial Resources Employer Asset Plan PO Box 2190 Dallas TX 75221-2190	1%
Conservative Allocation Fund GS4 Class	GuideStone Financial Resources Voluntary Annuity Plan PO Box 2190 Dallas TX 75221-2190	1%
Conservative Allocation Fund GS4 Class	GuideStone Financial Resources Minister’s Annuity Plan PO Box 2190 Dallas TX 75221-2190	1%
Balanced Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	64%
Balanced Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	30%
Balanced Allocation Fund GS4 Class	GuideStone Financial Resources Protection Benefit Plan PO Box 2190 Dallas TX 75221-2190	3%
Balanced Allocation Fund GS4 Class	GuideStone Financial Resources Voluntary Annuity Plan PO Box 2190 Dallas TX 75221-2190	1%
Balanced Allocation Fund GS4 Class	GuideStone Financial Resources Minister’s Annuity Plan PO Box 2190 Dallas TX 75221-2190	1%
Growth Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	66%
Growth Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	28%
Aggressive Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	62%
Aggressive Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	23%

88	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Money Market Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	40%
Money Market Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	21%
Money Market Fund GS4 Class	GuideStone Financial Resources Money Mkt Liq Growth Equity Fund PO Box 2190 Dallas TX 75221-2190	6%
Money Market Fund GS4 Class	GuideStone Financial Resources Money Mkt Liq Value Equity Fund PO Box 2190 Dallas TX 75221-2190	5%
Money Market Fund GS4 Class	GuideStone Financial Resources Money Mkt Liq Medium-Duration Bond Fund PO Box 2190 Dallas TX 75221-2190	3%
Money Market Fund GS4 Class	GuideStone Financial Resources Money Mkt Liq International Equity Fund PO Box 2190 Dallas TX 752212190	3%
Money Market Fund GS4 Class	GuideStone Financial Resources Capital Preservation Fund PO Box 2190 Dallas TX 75221-2190	3%
Money Market Fund GS4 Class	GuideStone Financial Resources Money Mkt Liq Small Cap Growth Equity Fund PO Box 2190 Dallas TX 75221-2190	2%
Money Market Fund GS4 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	2%
Money Market Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	1%
Money Market Fund GS4 Class	GuideStone Financial Resources Money Market Liq Equity Index Fund PO Box 2190 Dallas TX 75221-2190	1%
Money Market Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	1%
Money Market Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	1%

Statement of Additional Information	89

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Money Market Fund GS4 Class	GuideStone Financial Resources Global Bond Fund PO Box 2190 Dallas TX 75221-2190	1%
Money Market Fund GS4 Class	GuideStone Financial Resources Money Mkt Liq Extended-Duration Bond Fund PO Box 2190 Dallas TX 75221-2190	1%
Money Market Fund GS4 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	1%
Money Market Fund GS4 Class	GuideStone Financial Resources Money Mkt Liq Low-Duration Bond Fund PO Box 2190 Dallas TX 75221-2190	1%
Money Market Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	1%
Money Market Fund GS4 Class	GuideStone Financial Resources Money Mkt Liq Public Real Estate Fund PO Box 2190 Dallas TX 752212190	1%
Money Market Fund GS4 Class	GuideStone Financial Resources Insurance Fund PO Box 2190 Dallas TX 75221-2190	1%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190	37%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	25%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Insurance Fund PO Box 2190 Dallas TX 75221-2190	10%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	9%
Low-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	8%
Low-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	5%

90	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	27%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	26%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	9%
Medium-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	8%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Insurance Fund PO Box 2190 Dallas TX 75221-2190	8%
Medium-Duration Bond Fund GS4 Class	State Street Bank & Trust Co Trustee Baylor Southern Baptist Protection Program Convention Annuity Plan 1 Heritage Dr. North Quincy MA 02171-2105	6%
Medium-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	5%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	36%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	25%
Extended-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	15%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	9%
Extended-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	7%
Global Bond Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	40%
Global Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	27%

Statement of Additional Information	91

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Global Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	10%
Global Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	8%
Equity Index Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	33%
Equity Index Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	20%
Equity Index Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	14%
Equity Index Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	12%
Equity Index Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	11%
Real Estate Securities Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	24%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	21%
Real Estate Securities Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	17%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	12%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	10%
Value Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	19%
Value Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	18%

92	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Value Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	17%
Value Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	15%
Value Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	10%
Value Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	6%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	20%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	18%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	16%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	15%
Growth Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	13%
Growth Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	7%
Small Cap Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	27%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	14%
Small Cap Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	13%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	12%

Statement of Additional Information	93

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	11%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	10%
International Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	20%
International Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	18%
International Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	17%
International Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	15%
International Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	12%
International Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	6%
MyDestination 2005 Fund GS6 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	59%
MyDestination 2005 Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	41%
MyDestination 2015 Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	73%
MyDestination 2015 Fund GS6 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	27%
MyDestination 2025 Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	78%

94	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
MyDestination 2025 Fund GS6 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	22%
MyDestination 2035 Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	69%
MyDestination 2035 Fund GS6 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	31%
MyDestination 2045 Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	51%
MyDestination 2045 Fund GS6 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	49%
Conservative Allocation Fund GS6 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	89%
Conservative Allocation Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	11%
Balanced Allocation Fund GS6 Class	GuideStone Financial Resources Protection Benefit Plan PO Box 2190 Dallas TX 75221-2190	73%
Balanced Allocation Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	25%
Growth Allocation Fund GS6 Class	GuideStone Financial Resources Protection Benefit Plan PO Box 2190 Dallas TX 75221-2190	55%
Growth Allocation Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	40%
Growth Allocation Fund GS6 Class	GuideStone Financial Resources Northcreek Church PO Box 2190 Dallas TX 75221-2190	5%
Aggressive Allocation Fund GS6 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	84%

Statement of Additional Information	95

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Aggressive Allocation Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	16%
Money Market Fund GS6 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	53%
Money Market Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	36%
Money Market Fund GS6 Class	GuideStone Financial Resources Mission Aviation Fellowship PO Box 2190 Dallas TX 75221-2190	9%
Low-Duration Bond Fund GS6 Class	GuideStone Financial Resources Insurance Fund PO Box 2190 Dallas TX 75221-2190	88%
Low-Duration Bond Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	12%
Medium-Duration Bond Fund GS6 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	96%
Extended-Duration Bond Fund GS6 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	100%
Equity Index Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	100%
Value Equity Fund GS6 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	95%
Value Equity Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	5%
Growth Equity Fund GS6 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	94%
Growth Equity Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	6%

96	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Small Cap Equity Fund GS6 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	96%
International Equity Fund GS6 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	93%
International Equity Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	7%
Conservative Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	85%
Conservative Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	13%
Balanced Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	68%
Balanced Allocation Fund I GS2 Class	GuideStone Financial Resources Employer Asset Plan PO Box 2190 Dallas TX 75221-2190	13%
Balanced Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	13%
Growth Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	89%
Growth Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	9%
Aggressive Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	84%
Aggressive Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	13%
Money Market Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	64%
Money Market Fund GS2 Class	Southwestern Seminary Foundation 2001 W Seminary Dr Fort Worth TX 76115-1153	8%

Statement of Additional Information	97

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Conservative Allocation Fund I PO Box 2190 Dallas TX 75221-2190	39%
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	35%
Low-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	11%
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	11%
Medium-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	48%
Medium-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	17%
Medium-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	15%
Medium-Duration Bond Fund GS2 Class	Northern Trust Co Custodian FBO Samford University 50 S LaSalle St. Chicago IL 60603-1006	8%
Medium-Duration Bond Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	8%
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	38%
Extended-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	27%
Extended-Duration Bond Fund GS2 Class	Northern Trust Co Custodian FBO Samford University 50 S LaSalle St. Chicago IL 60603-1006	14%
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	12%

98	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	7%
Equity Index Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	48%
Equity Index Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	15%
Equity Index Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	15%
Equity Index Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	14%
Equity Index Fund GS2 Class	US Bank NA FBO Campus Crusade for Christ International PO Box 1787 Milwaukee WI 53201-1787	5%
Value Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	26%
Value Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	24%
Value Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	21%
Value Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	14%
Value Equity Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	6%
Growth Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	25%
Growth Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	23%

Statement of Additional Information	99

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Growth Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	20%
Growth Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	20%
Growth Equity Fund GS2 Class	Northern Trust Co Custodian FBO Samford University 50 S LaSalle St. Chicago IL 60603-1006	5%
Small Cap Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	37%
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	18%
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	17%
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	15%
International Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	22%
International Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	20%
International Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	18%
International Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	13%
International Equity Fund GS2 Class	Northern Trust Co Custodian FBO Church of the Nazarene Pension 50 S LaSalle St. Chicago IL 60603-1006	6%

100	GuideStone Funds

GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of each Fund’s shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires shareholder approval. GuideStone Financial Resources is a Texas non-profit corporation, of which the Southern Baptist Convention is the sole member.

Calculation of Performance Data

The Funds may, from time to time, include their yield, effective yield, tax-equivalent yield, average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and redemptions in advertisements or shareholder reports or other communications to shareholders or prospective investors. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is not annualized. The Funds may also show quotations of total return for other periods. Any such information would be accompanied by standardized total return information. Performance is calculated separately for each Class of a Fund. Since each Class of shares has its own expenses and distributions, the performance for each Class over the same period will vary.

Financial Statements

The Funds’ Annual Report for the fiscal year ended December 31, 2008 has been filed with the SEC. The audited financial statements, including the notes thereto, in the Annual Report (the “Audited Financial Statements”) and the financial highlights in the Annual Report are incorporated by reference into this SAI. The Audited Financial Statements have been audited by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. The Audited Financial Statements and financial highlights in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of the firm as experts in accounting and auditing.

Statement of Additional Information	101

Appendix A — Descriptions of Securities Ratings

A description of the rating policies of Moody’s Investors Services Inc. (“Moody’s”), Standard & Poor’s® (“S&P®”) and Fitch, Inc. (“Fitch”) with respect to bonds and commercial paper appears below.

Moody’s Long-Term Obligation Ratings.

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. The ratings address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “C” aa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P® Long-Term Issue Credit Ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: a) likelihood of payment (capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation); b) nature of and provisions of the obligation; and c) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights. Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations or operating company and holding company obligations.)

AAA — An obligation rated “AAA” has the highest rating assigned by S&P®. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

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AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB”, “B”, “CCC”, “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P® believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. An obligation assigned “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P® does not rate a particular obligation as a matter of policy.

Fitch’s International Long-Term Credit Ratings.

International Long-Term Credit Ratings (“LTCR”) may also be referred to as Long-Term Ratings. When assigned to most issuers, this rating is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (“IDR”). The major exception is within Public Finance, where IDRs will

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not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the IDR to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings:

Investment Grade:

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade:

BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B — Highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, this rating may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a recovery rating of “RR1” (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, this rating may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a recovery rating of “RR2” (superior), “RR3” (good) or “RR4” (average).

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, this rating may indicate distressed or defaulted obligations with a recovery rating of “RR4” (average) or “RR5” (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, this rating may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a recovery rating of “RR6” (poor).

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RD — Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: a) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; b) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or c) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, an obligation may be rated in the “B” or “CCC-C” categories in structured finance transactions where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction but where no payment default in accordance with the terms of the documentation is imminent.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note: The ratings may be modified by the addition of a plus (+) or minus (-) sign to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.” (These modifiers are only used to denote issues within the “CCC” category; whereas, issuers are only rated “CCC” without the use of modifiers.)

Moody’s Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Prime-1 — Issuers (or supporting institutions) rated “Prime-1” (or “P-1”) have a superior ability to repay short-term debt obligations.

Prime-2 — Issuers (or supporting institutions) rated “Prime-2” (or “P-2”) have a strong ability to repay short-term debt obligations.

Prime-3 — Issuers (or supporting institutions) rated “Prime-3” (or “P-3”) have an acceptable ability to repay short-term obligations.

Not Prime — Issuers (or supporting institutions) rated “Not Prime” (or “NP”) do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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S&P® Short-Term Issue Credit Ratings.

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the Unite States, for example, this means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature in addition to the usual long-term rating.

A-1 — A short-term obligation rated “A-1” is rated in the highest category by S&P®. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P® believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: S&P® assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

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Fitch’s International Short-Term Credit Ratings.

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added plus sign (+) to denote any exceptionally strong credit feature.

F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B — Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near term adverse changes in financial and economic conditions.

C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note: The ratings may be modified by the addition of a plus (+) or minus (-) sign to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than “F1.”

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Appendix B — Proxy Voting

The Trust is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best financial interests of the Trust’s shareholders and in a manner that takes into consideration only those factors that may affect the value of the shareholders’ investments and does not subordinate the financial interests of the shareholders and the value of their investments to unrelated objectives. The Adviser is responsible for the selection and ongoing monitoring of the Sub-Advisers who provide the day-to-day portfolio management for each Fund. The Trust has delegated proxy voting responsibility to the Adviser. Because the Adviser views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each Fund to the applicable Sub-Adviser. In deciding to delegate this responsibility, the Board of Trustees reviewed and approved the policies and procedures adopted by the Adviser and the Sub-Advisers. The Adviser must periodically report to the Board of Trustees with respect to the Trust’s implementation of its proxy program.

Provided are summaries of the proxy voting policies and guidelines of the Adviser and each Sub-Adviser. These summaries are not an exhaustive list of all of the issues that may arise, nor can the Adviser or Sub-Advisers anticipate all future situations. Copies of each Sub-Adviser’s full proxy voting policy are available upon request.

GuideStone Capital Management (“Adviser”).  The Adviser’s policy is to administer proxy voting matters in a manner consistent with the best financial interest the Trust and its shareholders and in accordance with its fiduciary duties under the Investment Advisers Act of 1940, as amended, and other applicable laws and regulations. Typically, voting of proxies of individual securities is delegated to the respective Sub-Advisers retained to oversee and direct the investment of a portion of the Fund’s portfolio. Each Sub-Adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best financial interest of the client.

In limited instances, securities held by the Adviser in transition and not overseen by a Sub-Adviser will be voted by the Adviser in a manner that is consistent with the shareholders’ best financial interest if the shareholders choose not to exercise their voting authority upon notice. In such limited circumstances, the Adviser will generally vote in favor of proposals that (1) maintain or strengthen the shared interest of shareholders and management; (2) increase shareholder value; (3) maintain or increase shareholder influence over the issuer’s board of directors and management; and (4) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances. For purposes of identifying conflicts, the Adviser’s Proxy Administrator will rely on publicly available information about a company and its affiliates, and information about the company and its affiliates that is generally known by the Advisers’ employees or senior management.

In the event that the Proxy Administrator determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Administrator shall determine whether the conflict is “material” to that proposal. The Proxy Administrator may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Administrator must conclude that the proposal is not directly related to the Adviser’s conflict with the issuer. If the Proxy Administrator determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

If the Proxy Administrator determines that the Adviser has a material conflict of interest, then prior to voting on the proposal, the Proxy Administrator must do one of the following: (1) fully disclose the nature of the conflict to the client and obtain the client’s consent as to how the Adviser shall vote on the proposal; (2) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party; or (3) vote on the proposal and detail how the Adviser’s material conflict

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did not influence the decision-making process. The Proxy Administrator may not address a material conflict by abstaining from voting, unless he or she has determined that abstaining from voting on the proposal is in the best interests of a client.

AllianceBernstein L.P. (“AllianceBernstein”).  AllianceBernstein makes proxy voting decisions in the best interests of the firm’s clients. Barring compelling reasons to withhold votes for directors, AllianceBernstein will vote in favor of the management slate of trustees. AllianceBernstein will normally support management’s recommendation of auditors except when inherent conflicts exist. Absent a compelling reason to the contrary, AllianceBernstein will cast the firm’s votes in accordance with the trust’s management on changes in the company’s articles of incorporation or by-laws. Changes that are non-routine will be reviewed carefully by AllianceBernstein to ensure no material effects to shareholders. AllianceBernstein will examine and analyze each corporate restructuring, merger and acquisition proposal on a case-by-case basis. AllianceBernstein will generally vote in favor of proposals that protect or expand shareholder rights and oppose measures that seek to limit those rights. AllianceBernstein favors proposals promoting transparency and accountability. AllianceBernstein will oppose anti-takeover measures that entrench management or dilute shareholder ownership regardless of whether such proposals are advanced by management or shareholders. AllianceBernstein will review executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

AllianceBernstein has formed two proxy voting committees, one for growth and one for value. These committees establish general proxy policies and consider specific proxy voting matters as necessary. These committees, in conjunction with the analysts that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues.

AllianceBernstein recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer whose retirement plan the firm manages, whose retirement plan the firm administers or with whom the firm has another business relationship that may affect how AllianceBernstein votes on the issuer’s proxy. AllianceBernstein believes the firm’s centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only clients’ best interests in mind. That said, AllianceBernstein has implemented additional procedures to ensure that votes are not the product of a conflict of interest, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he/she is aware of and any contact that he/she has had with any interested party regarding a proxy vote; (ii) prohibiting an employee involved in the decision making process or vote administration from revealing how he/she intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interest exists, reviewing AllianceBernstein’s proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that the firm’s voting decision is consistent with clients’ best interests.

AQR Capital Management, LLC (“AQR”).  AQR’s authority to vote proxies for clients is established by the firm’s investment advisory agreements or comparable documents. AQR has established proxy voting policies and procedures and the compliance department oversees the proxy voting process. The proxy voting procedures are designed to ensure that proxies are voted in the clients’ best interest. AQR will generally vote proxies according to the proxy voting guidelines developed by RiskMetrics Group — Institutional Shareholder Services, Inc. (“ISS”) and adopted by AQR. ISS is an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS’ analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision in a manner consistent with the clients’ best interests. As a matter of policy, the employees, officers or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of clients.

In addition, the proxy voting policy discusses how the compliance officer and general counsel handle a material conflict of interest between AQR and/or the firm’s employees (including the compliance officer and general

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counsel) and clients to ensure any material conflict is resolved in the best interest of the firm’s clients. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the chief compliance officer (“CCO”) and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR’s investment professionals to determine if a conflict of interest exists and will draft a conflicts report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The conflicts report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Aronson+Johnson+Ortiz, LP (“AJO”).  AJO exercises proxy voting responsibilities on behalf of many of the firm’s clients pursuant to express or implied authorization in the client’s investment management agreement, though some clients retain this authority.

Each client account is voted by the firm’s Proxy Manager, and AJO’s proxy voting is overseen by the firm’s Proxy Oversight Committee. AJO’s policies and procedures are designed to ensure proxies are voted in the best interests of clients, in accordance with AJO’s fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

AJO has a quantitative approach to investment management, using publicly available data and a proprietary investment model. AJO’s quantitative model does not include subjective analysis of companies and their officers and directors; therefore, for detailed analyses of proxy issues, AJO relies primarily on one or more independent, third-party proxy voting services, and the firm generally votes proxies in accordance with the recommendations received from these services. Procedures are in place to ensure the advice AJO receives is impartial and is in the best interests of AJO clients. AJO votes each proxy individually. On rare occasions, AJO does not follow the third-party recommendation; however, the firm only votes against a recommendation when it is in the portfolio’s best interests to do so and when AJO has no material conflict of interest. AJO relies solely on the third-party recommendations in situations where the firm has a material conflict of interest.

In some instances, AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”).  BHMS has the responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about the firm’s proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS retains Risk Metrics Group (“RMG”) for corporate governance research and uses RMG’s policy recommendations unless a decision is made to override a specific issue. The director of equity operations, who serves as the proxy coordinator, will review each proxy for each company to ensure that all votes are in the best interest of the beneficial owners.

Proxy Oversight Committee

•

BHMS’ Proxy Oversight Committee reviews and reevaluates RMG’s policies. Policy modifications and updates implemented by RMG will be reviewed by the Proxy Oversight Committee on an on-going basis to assure that all proxy voting decisions are in the best interests of the beneficial owner.

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•	The Proxy Oversight Committee includes the president, two portfolio managers and the proxy coordinator.

Conflicts of Interest

•

All proxies will be voted uniformly in accordance with RMG recommendations unless BHMS overrides a specific issue. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

BHMS has adopted written procedures to implement the firm’s policy and reviews to monitor and ensure the policy is observed, implemented properly and amended or updated, as appropriate, including:

•	BHMS sends a daily electronic transfer of all stock positions to RMG.

•	RMG identifies all accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

•	The proxy coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.

•	RMG verifies that every vote is received, voted and recorded.

•	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.

•	All voting records are retained on the network, which is backed up daily. RMG retains records for seven years.

•

BHMS will identify any conflicts that exist between the interests of the firm and the client by reviewing the relationship of the firm with the issuer of each security to determine if BHMS or any BHMS employee has any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	BHMS will maintain a record of the voting resolution of any conflict of interest.

•	The proxy coordinator shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

>	These policies and procedures and any amendments;

>	A record of each vote cast; and

>	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision.

The director of equity operations/proxy coordinator is responsible for implementing and monitoring the proxy voting policy, procedures, disclosures and recordkeeping, including outlining the voting guidelines in BHMS’ procedures.

BlackRock Financial Management, Inc. (“BFM”).  BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers’ (“BlackRock”) Proxy Voting Policies and Procedures reflect the firm’s duty as a fiduciary under the Investment Advisers Act of 1940, as amended, to vote proxies in the best interests of clients. Certain clients have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets. When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent.

In fulfilling the firm’s obligations to clients, BlackRock will seek to act in a manner that the firm believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative that BlackRock considers the interests of clients, and not the interests of BlackRock, when voting proxies and that

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real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and the firm’s clients. The Committee is comprised of senior members of BlackRock’s portfolio management group and advised by BlackRock’s legal and compliance department.

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to the generally stated guidelines. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues, such as approval of mergers and other significant corporate transactions, require investment analysis akin to investment decisions and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Risk Metrics Group, Inc. in that role. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution and recordkeeping.

From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”) or a money management or other client of BlackRock (a “BlackRock Client”). In such event, provided that the Committee is aware of the real or potential conflict, the following procedures shall apply:

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The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. If, however, the matter to be voted on represents a non-routine matter that is material to a BlackRock Affiliate or a BlackRock Client and the

Statement of Additional Information	B-5

Committee does not reasonably believe general voting guidelines can be followed (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

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If the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock portfolio management group and/or the BlackRock legal and compliance department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

Columbus Circle Investors (“CCI”).  CCI generally exercises proxy voting authority for the firm’s clients, unless the client has retained proxy voting authority, in which case CCI will consult with such client regarding proxy voting decisions as requested. For those clients for whom CCI has undertaken to vote proxies, CCI has adopted standard voting parameters addressing the vast majority of proxy matters with which the firm is familiar and outsources the function of voting clients’ proxies in accordance with these parameters to Institutional Shareholder Services, Inc. (“ISS”). CCI has adopted the following proxy voting parameters: (1) when voting on ballot items that are fairly common management sponsored initiatives (such as election of directors, approval of auditors, elimination of cumulative voting and preemptive rights, etc.) such items are generally, although not always, voted affirmatively; (2) when voting on items that have a potential substantive financial or best interest impact (such as elimination of other classes of stock and voting rights, stock purchase plans, reduction in supermajority vote requirements, etc.) such items are generally, although not always, voted affirmatively; and (3) when voting on items which have a potential substantive financial or best interest impact, certain items (such as capitalization changes, anti-takeover provisions, amendments to by-laws that would require super majority shareholder votes to pass or repeal certain provisions, etc.) are generally not voted in support of the proposed management initiative. With respect to shareholder proposals, the proxy voting parameters require a close examination of the relationship of the proposal to the best interest of shareholders. CCI has also adopted parameters for voting on shareholder proposals.

CCI delegates certain authority to ISS to determine whether extenuating circumstances are presented by a proxy vote that would require additional vote-specific analysis beyond the application of CCI’s voting parameters. If ISS makes such a determination, the matter is forwarded to the chief administrative officer and chief compliance officer for review. ISS will also present to CCI any specific matters not addressed within the standard voting parameters for consideration. The oversight of the CCI proxy voting policy is administered by the chief administrative officer and chief compliance officer.

CCI regularly reviews the firm’s proxy voting practices to determine whether any material conflicts of interest are present. In that regard, CCI will annually review business, financial and personal relationships to determine whether any conflicts of interest exist and will assess the impact of any such conflicts of interest. CCI’s clients include publicly traded companies in which clients’ assets may be invested. Proxies issued by these companies will be voted according to CCI’s general parameters, to eliminate the effect of any potential conflict of interest. In the event of a vote involving a conflict of interest that does not meet the specific voting parameters of CCI’s proxy voting guidelines or requires additional company specific decision-making, CCI will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Genesis Asset Managers, LLP (“Genesis”).  Genesis considers proxy voting as part of the firm’s investment management duties and votes proxies in the best interests of the respective client. Genesis utilizes the services of Institutional Shareholder Services, Inc. (“ISS”) to provide notices of meetings, agendas, research materials and voting recommendations. Genesis also receives proxy statements and materials from the clients’ custodian banks. Genesis’ proxy voting area is responsible for reviewing and documenting information received from ISS and each custodian for each portfolio before presenting the information to the Portfolio Manager in charge of the relevant account. Details or queries may be referred to the appropriate Genesis country or sector specialist for input or to determine whether any voting issues presented affect the value of the securities held. Voting rights are then exercised in the manner deemed prudent and in the best interest of the client concerned. Genesis instructs

B-6	GuideStone Funds

ISS on how to vote, and ISS in turn liaises with the various custodians. Records are maintained as to the manner in which proxies are voted and are distributed to clients in accordance with their reporting requirements.

If a material conflict should arise between Genesis’s interests and those of the clients, Genesis’ policy is to advise the client of such conflict and obtain their consent to vote. However, as Genesis does not actively trade for its own account, the possibility of material conflicts is minimized.

Goldman Sachs Asset Management, L.P. (“GSAM”).  GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with the firm’s legal, fiduciary and contractual obligations.

Guiding Principles.  Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services GSAM provides to advisory clients who have authorized GSAM to address these matters on their behalf. GSAM’s guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of that company’s shareholders.

Public Equity Investments.  To implement these guiding principles for investments in publicly-traded equities, GSAM follows the Institutional Shareholder Services, Inc. (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’ application of the Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’ own evaluation of the factors. However, each GSAM equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, GSAM procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the local chief investment officer for the requesting Portfolio Management Team; (iii) notification to the global chief investment officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process. The principles and positions reflected in this Policy are designed to guide GSAM in voting proxies, not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration. Senior management of GSAM periodically reviews this Policy, including GSAM’s use of the Guidelines, to ensure the firm continues to be consistent with the guiding principles.

Use of Third-Party Service Providers.  GSAM utilizes independent service providers, such as ISS, to assist in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with GSAM’s guiding principles. In addition, ISS assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. GSAM’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with the firm’s guiding principles. GSAM management is responsible for reviewing the relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist in satisfying GSAM’s proxy voting responsibilities.

Statement of Additional Information	B-7

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest.  Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the firm’s use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party. GSAM’s procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman, Sachs & Co. should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described previously, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

Fixed-Income and Private Investments.  Voting decisions with respect to client investments in fixed-income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

Lazard Asset Management LLC (“Lazard”).  As a fiduciary, Lazard is obligated to vote proxies in the best interests of clients. Lazard has adopted a written policy (the “Policy”) that is designed to ensure that the firm satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests and within the framework of the Policy.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard’s policy is to vote proxies on a given issue the same for all clients. The Policy is based on the view that, in the role as investment adviser, Lazard must vote proxies based on what the firm believes will maximize shareholder value as a long-term investor and that the votes Lazard casts on behalf of all clients are intended to accomplish that objective.

Administration and Implementation of Proxy Voting Process.  Lazard’s proxy-voting process is administered by the firm’s Proxy Operations Department (“ProxyOps”), which reports to Lazard’s chief operating officer. Oversight of the process is provided by Lazard’s legal/compliance department and by a Proxy Committee consisting of senior Lazard officers. To assist the firm in proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that Lazard should vote for or against a proposal or that a proposal should be considered on a case-by-case basis. Lazard believes that the firm’s portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The manager of ProxyOps may also consult with Lazard’s chief compliance officer or the Proxy Committee concerning any proxy agenda or proposal.

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Types of Proposals.  Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

Conflicts of Interest.  The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against) or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services and will defer to the majority recommendation. If a third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor Service.

Loomis, Sayles & Company, L.P. (“Loomis”).  Loomis uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis has voting authority. Each Proxy Voting Service has a copy of Loomis’ proxy voting procedures (“Procedures”) and provides vote recommendations and/or analysis to Loomis based on the Proxy Voting Services’ own research. Loomis will generally follow the express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis’ Proxy Committee has established these routine policies in what the Proxy Committee believes are the best investment interests of Loomis’ clients.

The specific responsibilities of the Proxy Committee include (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general; (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate; and (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis has established several policies to ensure that proxy votes are voted in clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis will generally consider the recommendations of the Proxy Voting Services in making voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of the firm’s clients, then the Proxy Committee may use discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis may have; and (2) if any material conflict is found to exist, excluding anyone at Loomis who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In

Statement of Additional Information	B-9

such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Lord, Abbett & Co. LLC (“Lord Abbett”).  Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of the firm’s proxy voting process. Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the chief administrative officer for the investment department, the firm’s chief investment officer and general counsel. Once policy is established, each investment team leader is responsible to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained RiskMetrics Group (“RMG”), formerly Institutional Shareholder Services, Inc., to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds (the “Lord Abbett Funds”) established several years ago a Proxy Committee, composed solely of independent directors. The Lord Abbett Funds’ Proxy Committee Charter provides that the Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Lord Abbett Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm and conducts only one business: managing the investment portfolios of the firm’s clients. Lord Abbett is not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise involving one or more of the Lord Abbett Funds, where practicable, the firm would disclose this potential conflict to the affected Lord Abbett Funds’ Proxy Committees and seek voting instructions from those Proxy Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations.” If it were not practicable to seek instructions from those Proxy Committees, Lord Abbett would simply follow the proxy voting policies or, if the particular issue were not covered by those policies, the firm would follow a recommendation of RMG. If such a conflict arose with any other client, Lord Abbett would simply follow the proxy voting policies or, if the particular issue were not covered by those policies, the firm would follow the recommendation of RMG.

Specific Procedures for Potential Conflict Situations

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Lord Abbett Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund — Lord Abbett will compile a list of all publicly held companies where an independent board member serves on the board of directors or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”). If a Lord Abbett Fund owns stock in a Fund Director Company and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Lord Abbett Fund’s Proxy Committee for instructions on how to vote that proxy issue. The independent directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Lord Abbett Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

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Lord Abbett has a Significant Business Relationship with a Company — Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”). A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s separately managed account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I

B-10	GuideStone Funds

shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett. For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Lord Abbett Fund’s Proxy Committee and shall seek voting instructions from the Lord Abbett Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

Summary of Voting Guidelines

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares Lord Abbett is willing to hold.

Election of Directors.  Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors. However, votes on director nominees are made on a case-by-case basis.

Lord Abbett will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause the firm to vote against such a proposal. Lord Abbett will consider on a case-by-case basis proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and, as a general matter, Lord Abbett believes that all directors should be accountable on an annual basis. Nonetheless, the firm recognizes that the basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Moreover, in certain cases, shareholders need some form of protection from hostile takeover attempts, boards need tools and leverage in order to negotiate effectively with potential acquirers and a classified board may give incumbent management the ability to combat a hostile takeover attempt and thereby preserve shareholder value. Accordingly, Lord Abbett will examine proposals to classify or declassify boards of directors on a case-by-case basis and vote in the manner the firm determines to be in the best interests of shareholders.

Incentive Compensation Plans.  Lord Abbett usually votes with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. Lord Abbett uses RMG for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, the firm also considers the costs associated with stock-based incentive packages, including shareholder value transfer and voting power dilution. Lord Abbett also scrutinizes very closely the approval of repricing or replacing underwater stock options.

In large-cap companies, Lord Abbett generally votes against plans that promote short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view options plans and other employee incentive plans as a critical component of such companies’ compensation structure and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights — Cumulative Voting.  Lord Abbett generally opposes cumulative voting proposals on the grounds that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Shareholder Rights — Confidential Voting.  On balance, Lord Abbett believes shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Shareholder Rights — Supermajority Voting.  Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and the company’s corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Statement of Additional Information	B-11

Takeover Issues.  Votes on mergers and acquisitions must be considered on a case-by-case basis. Lord Abbett’s policy is to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. Lord Abbett is also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers. Among the more important issues Lord Abbett supports, as long as they are not tied in with other measures that clearly entrench management, are: anti-greenmail provisions, fair price amendments and shareholder rights plans (so-called “Poison Pills”) and “Chewable Pill” provisions.

Social Issues.  Lord Abbett’s general policy is to vote as management recommends on social issues, unless Lord Abbett feels that voting otherwise will enhance the value of the firm’s holdings. Lord Abbett recognizes that highly ethical and competent managements occasionally differ on such matters, and so the firm reviews the more controversial issues closely.

Marsico Capital Management, LLC (“Marsico”).  Marsico’s policy is to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which the firm has voting authority in the best interests of Marsico’s clients, as summarized here.

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Marsico’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under Marsico’s investment discipline, one of the qualities that Marsico generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because Marsico believes that the management teams of most companies the firm invests in generally seek to serve shareholder interests, Marsico believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

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In certain circumstances, Marsico’s vote-by-vote analysis of proxy proposals could lead the firm to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as Marsico may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, Marsico may, in the firm’s sole discretion, vote against a management or board recommendation (or abstain or take no action) based on analysis if such a vote appears consistent with the best interests of clients.

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Marsico may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that Marsico has decided to sell, proxies issued for securities that Marsico did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Marsico) or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements. Marsico also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if Marsico may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

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In circumstances when there may be an apparent material conflict of interest between Marsico’s interests and clients’ interests in how proxies are voted (such as when Marsico knows that a proxy issuer is also a Marsico client), Marsico generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider or by abstaining or taking no action. In other cases, Marsico might use other procedures to resolve an apparent material conflict.

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Marsico may use an independent service provider to assist in voting proxies, keep voting records and disclose voting information to clients. Marsico’s Proxy Voting Policy and reports describing the voting of a client’s proxies are available to the client on request.

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Marsico seeks to ensure that, to the extent reasonably feasible, proxies for which Marsico receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to

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abstain or take no action) as intended under Marsico’s Proxy Voting Policy and Procedures. Marsico may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations or other factors beyond Marsico’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian or ballots for which Marsico does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

McKinley Capital Management, LLC (“McKinley Capital”).  McKinley Capital is generally (unless otherwise agreed to in writing by a client and McKinley Capital) contractually authorized and obligated to vote proxies on behalf of the firm’s discretionary client accounts. McKinley Capital (or as described in individual client agreements) exercises voting authority over client proxies and adopts policies and procedures reasonably designed to ensure that McKinley Capital (i) votes proxies in the best interest of its clients; (ii) discloses relevant information; (iii) discloses how clients may obtain information regarding individual security proxy votes cast on behalf of the client; and (iv) maintains appropriate books and records relating to actual proxy voting proposals.

McKinley Capital has contracted with a professional proxy voting administration servicing agency, in order to more effectively and efficiently comply with the regulations. McKinley Capital hired Institutional Shareholder Services (“ISS”), a division of Risk Metrics Group as the firm’s agent for administrative, clerical, functional and recordkeeping services. McKinley Capital recognizes that each proxy must be evaluated on the proxy’s own merits. Factors such as a company’s organizational structure, executive and operational management, board and corporate culture and high profile economic, environmental and social issues are all key elements in the voting process. ISS is generally responsible for (i) providing McKinley Capital with analytical and independent research and advice on all proxy proposals; (ii) notifying McKinley Capital of proxy proposals in advance of the meeting cut-off date; (iii) voting all proxies on behalf of McKinley Capital and individual clients (as applicable and provided for via contract); (iv) maintaining appropriate books and records; (v) providing McKinley Capital with quarterly/annual reports; and (vi) providing McKinley Capital with additional support as from time to time agreed upon.

At least annually, or more often as needed, the portfolio management team and compliance officer will review the ISS voting guidelines and suggestions for individual proposals. McKinley Capital will then, based on internal and external research and careful consideration for all applicable clients, provide ISS with the firm’s general voting decisions. All proposals marked as referral or case-by-case situations will be individually reviewed and voted by McKinley Capital as soon as notification is received from ISS. Clients providing McKinley Capital with individual voting policies will be notified of any special situations as the information becomes available.

Although McKinley Capital is unaffiliated with any publicly traded entities, due to the diversity of the firm’s client base, corporate location and board of directors’ possible affiliations, conflicts of interest may occasionally arise. In such instances, McKinley Capital will vote the shares in accordance with ISS recommended guidelines and client guidelines as previously defined. Should a conflict directly and materially affect the continued business activities of McKinley Capital or directly and materially involve an officer or director of McKinley Capital, the firm will recuse itself from voting in those specific instances and will seek to obtain client directed votes or, in certain instances, may engage third party proxy voting services from ISS or an affiliate to vote any shares for which McKinley Capital has voting power. Such instances may include, but are not limited to, publicly traded companies (i) on which McKinley Capital’s board chairman, chief executive officer or chief investment officer also serve; (ii) which are clients of McKinley Capital; and/or (iii) with whom McKinley Capital and/or the firm’s board and/or executive officers may have a personal or significant relationship and/or affiliation.

Clients that self-direct proxy voting policies should be aware that McKinley Capital may vote other client shares in a manner inconsistent with the client’s vote and that other similar conflicts of interest may arise. In addition, foreign proxy voting notification and distribution policies and procedures may significantly differ from those that are standard for companies registered in the United States. Meeting notification and voting capability timelines may be extremely truncated and may be further exacerbated by time zones. Therefore, occasions may arise where

Statement of Additional Information	B-13

ISS and/or McKinley Capital may not receive the proxy information with sufficient time to vote the proxies. McKinley Capital will, at all times, seek to vote every proxy for every applicable security and account; however, there can be no guarantees that the firm will be able to do so. All unvoted proxies will be so noted in the quarterly and annual compliance reports. In order to minimize such situations, McKinley Capital will also discuss these specific companies and alternative solutions with the proxy voting agent during periodic due diligence and annual contract renewal meetings.

MFS Institutional Advisors, Inc. (“MFSI”).  Massachusetts Financial Services Company, MFSI, MFS International (UK) Limited, MFS Heritage Trust Company and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS. MFS will vote proxies on behalf of institutional clients and sub-advised funds, unless the client or adviser, as applicable, retains that obligation. When MFS votes proxies on behalf of institutional clients and sub-advised clients, MFS’ proxy voting policy (the “Proxy Policy”) implements standards that are reasonably designed to ensure that proxies are voted in the best long-term economic interests of its clients. The Proxy Policy provides standards for specific issues, including non-salary compensation programs, “golden parachutes,” anti-takeover measures and other corporate actions, auditor and board member independence and social issues. The Proxy Policy is given to the sub-advised fund’s adviser for board approval.

The Proxy Policy outlines the responsibilities of the Proxy Voting Committee, which oversees MFS’ proxy voting activities. The Proxy Voting Committee includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing or sales. The Proxy Voting Committee monitors proxy voting for any potential material conflict of interest in which MFS (i) seeks to override the MFS Proxy Voting Policies and Procedures’ voting guidelines; (ii) votes on matters not governed by the guidelines; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions). The Proxy Voting Committee considers special proxy issues as they arise.

Generally, under normal circumstances, MFS votes proxies in accordance with its predetermined proxy voting guidelines. If a conflict is determined to exist, voting will be conducted under the oversight of the Proxy Voting Committee. Similarly, the Proxy Voting Committee oversees voting for certain non-routine items, such as voting related to mergers and acquisitions. The MFS Proxy Voting Policies and Procedures contains policies that are designed to ensure that material conflicts of interest are avoided and/or resolved in a manner consistent with the firm’s fiduciary role and the best economic interests of MFS’ clients. In determining whether a conflict of interest exits, MFS will compare the issuer of the proxy to a list containing current (i) distributors of MFS Fund shares and (ii) MFS institutional clients (collectively, “MFS Significant Client List”). If the issuer of the proxy is not on the MFS Significant Client List, then no material conflict of interest will be deemed to exist and the proxy will be voted as determined by the Proxy Voting Committee. Alternatively, if the issuer appears on the MFS Significant Client List, then a conflict of interest will be deemed to exist and each member of the Proxy Voting Committee will carefully evaluate the proposed vote to ensure that the proxy ultimately is voted in what MFS believes is in the best long-term economic interests of MFS’ clients and not in MFS’ corporate interests.

MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements and that some items may not be clearly governed by the guidelines or situations where MFS has received explicit voting instruction from a client for the client’s own account. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent the best long-term economic interest of clients. Institutional Shareholder Services, Inc., the proxy administrator, performs various proxy voting related services, which includes providing a report on proxy voting to the funds. MFS works with advisers of sub-advised funds in the compilation of data for Form N-PX and discloses to clients how to obtain voting history information and provides such information upon request.

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The Proxy Voting Committee reviews the policy and procedures at least annually and recommends any amendments considered to be necessary or advisable.

Mondrian Investment Partners Ltd. (“Mondrian”).  Mondrian will vote proxies on behalf of clients pursuant to the firm’s Proxy Voting Policies and Procedures (the “Procedures”). Mondrian has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing Mondrian’s proxy voting process for the firm’s clients. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of clients.

In order to facilitate the actual process of voting proxies, Mondrian has contracted with Institutional Shareholder Services, Inc. (“ISS”) to analyze proxy statements on behalf of clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for a client, ISS will create a record of the vote that will be available to clients as requested. The Committee is responsible for overseeing ISS’ proxy voting activities.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Mondrian will normally vote against management’s position when the position runs counter to the firm’s specific Proxy Voting Guidelines (the “Guidelines”), and Mondrian will also vote against management’s recommendation when the firm believes that such position is not in the best interests of clients.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of clients. Some examples of the Guidelines are as follows: (i) generally abstain if a company changes its auditor and fails to provide shareholders with an explanation for the change; (ii) generally vote re-incorporation proposals on a case-by-case basis; (iii) generally vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders; (iv) generally vote amendments to the articles of association on a case-by-case basis; (v) generally vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares; (vi) generally vote for share repurchase plans, unless clear evidence of past abuse of the authority is available or the plan contains no safeguards against selective buybacks; and (vii) votes with respect to management compensation plans are determined on a case-by-case basis.

Mondrian also has a section in the Procedures that addresses the possibility of conflicts of interest. Most proxies which Mondrian receives on behalf of clients are voted by ISS in accordance with the Procedures. Because almost all proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Mondrian to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest during the proxy voting process. In the very limited instances where Mondrian is considering voting a proxy contrary to ISS’ recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of clients. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of clients.

Northern Trust Investments, N.A. (“NTI”).  NTI has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which NTI has voting discretion. Under the Proxy Voting Policy, shares are to be voted in the best interests of clients.

A Proxy Committee comprised of senior NTI investment and compliance officers has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. NTI has retained an independent third party (the “Service Firm”) to

Statement of Additional Information	B-15

review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines.

The Proxy Guidelines provide that NTI will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that NTI will generally vote in favor of proposals to: (1) repeal existing classified boards and elect directors on an annual basis; (2) adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy); (3) lower supermajority shareholder vote requirements for charter and bylaw amendments; (4) lower supermajority shareholder vote requirements for mergers and other business combinations; (5) increase common share authorizations for a stock split; (6) implement a reverse stock split; and (7) approve an ESOP or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans. The Proxy Guidelines also provide that NTI will generally vote against proposals to: (1) classify the board of directors; (2) require that poison pill plans be submitted for shareholder ratification; (3) adopt dual class exchange offers or dual class recapitalizations; (4) require a supermajority shareholder vote to approve mergers and other significant business combinations; (5) require a supermajority shareholder vote to approve charter and bylaw amendments; and (6) adopt certain social and environmental proposals. In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, poison pills, a change in the company’s state of incorporation and an increase in authorized common stock.

As otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of clients. In exercising discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of the company’s management, the role of outside directors and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which NTI has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a fund. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: (i) voting in accordance with the Proxy Guideline based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the board of trustees; or (iv) by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

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NTI may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at NTI who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed previously to any such recommendation.

Pacific Investment Management Company LLC (“PIMCO”).  PIMCO has adopted written policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of the firm’s clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed-income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the firm’s clients, with respect to debt securities, including but not limited to, plans of reorganization and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or the issuer’s shareholders. PIMCO will supervise and periodically review the firm’s proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and a client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interests of clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Payden & Rygel.  Payden & Rygel expects to fulfill the firm’s fiduciary obligation to clients by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client’s interests to its own. To that end, Payden & Rygel has a Proxy Voting Committee to consider any issues related to proxy matters. Payden & Rygel considers all aspects of the issues presented by a proxy matter, and depending upon the particular client requirement, Payden & Rygel may vote differently for different clients on the same proxy issue.

Absent special client circumstances or specific client policies or instructions, Payden & Rygel will (i) vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer; (ii) vote for programs that permit an issuer to repurchase the issuer’s own stock; (iii) vote against management proposals to make takeovers more difficult; (iv) vote for proposals that support board independence; and (v) vote for responsible social policies that are designed to advance the economic value of the issuer.

To ensure that proxy votes are voted in the client’s best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows: (i) if one of Payden & Rygel’s general proxy voting policies applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that

Statement of Additional Information	B-17

policy (assuming that the policy in question furthers the interests of the client and not of Payden & Rygel); and (ii) if the general proxy voting policy does not further the interests of the client, Payden & Rygel will seek specific instructions from the client.

Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies, the Proxy Voting Committee shall determine the manner of voting the proxy in question.

Philadelphia International Advisors, L.P. (“PIA”).  PIA has responsibility to see that proxies are appropriately voted. PIA votes all proxies in accordance with the firm’s general proxy policy unless otherwise specifically instructed by the client in writing. PIA has retained Institutional Shareholder Services, Inc. (“ISS”), an independent third party proxy server, to provide fundamental research on proxies and subsequent recommendations. Proxies are voted by ISS in accordance with their proxy voting guidelines with the intent of serving the best interests of PIA’s clients. ISS will inform PIA’s proxy administrator of any proxies that do not fall within the adopted guidelines.

PIA has developed a proxy policy to serve the collective interests of the firm’s clients, and accordingly, will generally vote pursuant to the policy when conflicts of interest arise. When there are proxy voting proposals that give rise to conflicts of interest, the proxy shall be voted consistent with the recommendations of ISS provided that PIA believes that such a vote is consistent with the best interests of clients.

Rainier Investment Management, Inc.® (“Rainier”).  As an investment adviser, Rainier is a fiduciary that owes each client duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. When the firm has proxy voting authority, the duty of care requires Rainier to monitor corporate events and to vote the proxies. Rainier will analyze each proxy on a case-by-case basis, informed by the firm’s guidelines, subject to the requirement that all votes shall be cast solely in the long-term interest of clients and will not subrogate client interest to the firm’s own. Rainier’s guidelines are intended to cover the most significant and frequent proxy issues that arise, and the firm will revise the guidelines as events warrant. The oversight of the Rainier proxy policy shall be administered by the Proxy Policy Committee. The chairman and the Proxy Policy Committee members shall be named by Rainier’s Board of Directors and generally are made up of equity portfolio managers and any other employee the Board of Directors deems appropriate. The Proxy Policy Committee meets as often as necessary to meet the committee’s obligations under the policy, but no less frequently than once each calendar year.

Rainier votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services, Inc. (“ISS”). ISS makes recommendations based on independent, objective analysis of the economic interests of shareholders. This process ensures that Rainier votes in the best interests of advisory clients and mutual fund shareholders and insulates the firm’s voting decisions from any potential conflicts of interest. Rainier relies on the recommendations of ISS and retains ultimate responsibility for the votes. Subject to the Proxy Policy Committee procedures, the firm has the ability to override ISS vote recommendations on a case-by-case basis on: (i) issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines; and (ii) issues that ISS considers on a case-by-case basis. Rainier will only do so, however, if the firm believes a different vote is in the best interests of clients and mutual fund shareholders.

To the extent Rainier desires to override ISS’ vote recommendations for the reasons noted above, the Proxy Policy Committee will consider whether the proxy voting decision poses a material conflict between Rainier’s interest and that of the relevant clients. If the Proxy Policy Committee determines that a proxy proposal raises a material conflict between Rainier’s interests and a client’s interest, Rainier will resolve such a conflict in the manner described below, in the firm’s discretion:

(i)	Rainier may follow the recommendation of another nationally recognized third-party proxy advisory service, document the firm’s reasons for overriding ISS and vote in accordance with the recommendation of the other third party;

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(ii)	Rainier may decide independently how to vote the proxies notwithstanding the firm’s material conflict of interest, provided Rainier carefully and fully documents the reasons for voting in the manner proposed;

(iii)	Rainier may, in the firm’s discretion, disclose the conflict to each affected client and vote as directed by the client if Rainier receives a timely response from the client (and Rainier may abstain from voting in the absence of a timely client response);

(iv)	Rainier may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

(v)	Rainier may abstain from voting on the proposal if: (a) Rainier determines that an abstention is in the best interest of the affected clients as a whole, (b) the expected benefit to the affected clients as a whole of voting the proxy exceeds the costs of voting the proxy, (c) Rainier concludes that the value of the affected clients’ economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) Rainier has not received a timely response from the client; or

(vi)	Rainier may implement any other procedure that results in a decision that is demonstrably based on the client’s best interest and not the product of the conflict.

RREEF America L.L.C. (“RREEF”).  RREEF follows the Deutsche Asset Management (“AM”) Global Proxy Voting Policy and Guidelines (the “Policy”). The Policy implements standards that are reasonably designed to ensure that proxies are voted in the best economic interest of clients. The Policy outlines the responsibilities of the Global Proxy Voting Sub-Committee (“GPVSC”), which oversees AM’s proxy voting activities. The Policy also provides standards to address conflicts of interest and improper influence in reference to proxy voting. The proxy voting policies set forth standards that are designed to ensure that material conflicts of interest are avoided and/or resolved in a manner consistent with AM’s fiduciary role and the best economic interests of clients. Generally, under normal circumstances, AM votes proxies in accordance with the firm’s pre-determined proxy voting guidelines. In the limited circumstances where the GPVSC evaluates and votes a particular proxy, the GPVSC shall vote those proxies in accordance with what GPVSC, in good faith, determines to be the best economic interests of clients. If AM determines, however, that a material conflict of interest exists with respect to a particular proxy that is being considered by the GPVSC, AM will either follow (i) the instructions obtained from affected clients, if time permits, or (ii) the recommendations of an independent third-party proxy voting specialist.

Sands Capital Management, LLC (“Sands”).  Sands’ policies and procedures are designed to ensure that Sands is administering proxy voting matters in a manner consistent with the best interests of client and with the firm’s fiduciary duties under applicable law. Sands seeks to discharge the firm’s fiduciary duty to clients for whom Sands has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of clients. Sands believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, Sands will vote on most issues presented in accordance with the company’s management, unless Sands determines that voting in accordance with the company’s management recommendation would adversely affect the investment merits of owning the stock. However, Sands will consider each issue on its own merits and will not support the position of the company’s management in any situation where, in Sands’ judgment, the recommendation would not be in the best interests of the client to do so.

Sands has established a Proxy Committee that is responsible for (i) the oversight and administration of proxy voting on behalf of Sands’ clients, including developing, authorizing, implementing and updating Sands’ proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research and other services intended to facilitate the proxy voting decisions made by Sands. The Proxy Committee has established guidelines that are applied generally and not absolutely, such that Sands’ evaluation of each proposal will be performed in the context of the guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

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Generally, Sands will vote against proposals to eliminate cumulative voting. Sands will vote on a case-by-case basis mergers, acquisitions, corporate restructurings, spin-offs, proposals to increase the number of shares of common stock authorized for issue, executive and director compensation plans (including stock option plans) and social issues with a view toward promoting good corporate citizenship.

For purposes of identifying conflicts, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by Sands’ employees and other information known by a member of the Proxy Committee. The Proxy Voting Committee may determine that Sands has a conflict of interest as a result of the following: (1) significant business relationship which may create an incentive for Sands to vote in favor of management; (2) significant personal or family relationships, meaning those that would be reasonably likely to influence how Sands votes the proxy; and (3) contact with Proxy Committee members for the purpose of influencing how a proxy is to be voted.

In the event that the Proxy Committee determines that Sands has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to Sands’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then Sands may vote the proxy in accordance with the recommendation of the analyst. In the event that the Proxy Committee determines that Sands has a material conflict of interest with respect to a proxy proposal, Sands will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, Sands may (i) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party; or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how Sands will vote on the proposal. Sands may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.

STW Fixed Income Management Ltd. (“STW”).  STW manages investment grade fixed-income securities and is rarely required to vote proxies on behalf of clients. When STW is required to do so, STW’s utmost concern is that all decisions be made solely in the best interest of the client. STW acts in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

STW’s authority to vote proxies is established through investment advisory agreements with clients. STW votes all proxies for all clients for which the firm has been specifically delegated such authority. If a particular investment advisory agreement is silent with respect to STW’s authority related to proxies, then STW contacts the client in the event the firm receives a proxy to determine whether the client would like to vote the proxy or whether the client would like to delegate such authority to STW. In such situations, STW maintains a written record of any authority either reserved by the client or delegated to STW. To the extent that STW does not receive any instructions from a client, STW votes the proxy.

After receiving a proxy, STW obtains information relevant to voting the proxy. STW evaluates each proxy and votes in a way that is in the best interest of the client. Prior to voting a proxy, STW identifies any material conflicts that might exist with respect to a given proxy. If any material conflict is identified, STW determines how such conflicts should be addressed and resolved and fully discloses the conflict to the affected client before voting the proxy. If a material conflict of interest cannot be resolved and the client does not wish to independently vote or direct the vote of such proxy, STW will discuss using an independent third party to vote the proxy in the client’s best interest.

TCW Asset Management Company (“TCW”).  Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for clients through the corporate proxy voting process. TCW believes that the right to vote

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proxies is a significant asset of clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted proxy voting guidelines and procedures (the “Guidelines”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with contractual obligations.

Philosophy

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that the firm’s portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee and an Outside Service.

Overrides and Conflict Resolution

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes the vote is appropriate, he/she may elect to convene the Proxy Committee.

Serious conflicts of interest are unlikely to arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and there is no predetermined vote, or the Guidelines themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW. A relationship will be deemed not to be material, and no further conflict analysis will be

Statement of Additional Information	B-21

required if the assets managed for that client by TCW represent, in the aggregate, 0.25% or less of TCW’s total assets under management. On the other hand, if the assets managed for that client by TCW exceed, in the aggregate, 0.25% of TCW’s total assets under management, then the Proxy Committee will investigate whether the relationship should be deemed to be material under the particular facts and circumstances. If the relationship is deemed not to be material, then no further conflict analysis will be required. If a material conflict is deemed to have arisen, then TCW will refrain completely from exercising discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If the Proxy Specialist confirms that such Board member is not the portfolio manager, and that the portfolio manager has not spoken with such Board member, then such conflict of interest will not be deemed to be material and no further conflict analysis will be required. If, on the other hand, either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that the Proxy Committee can determine and vote the securities. The vote by the Proxy Committee will be documented.

Third, a potential conflict of interest may arise if the issuer is an affiliate of TCW. It is currently not anticipated that this would be the case, but if this were to arise, TCW will refrain completely from exercising discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for independent consideration as to how the vote should be cast.

Finally, if any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or the Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

B-22	GuideStone Funds

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers whether or not to vote an international proxy based on the particular facts and circumstances. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that the firm’s vote may influence the ultimate outcome of the contest and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

TimesSquare Capital Management, LLC (“TSCM”).  TSCM may exercise voting authority for certain clients. TSCM has written policies and procedures with respect to the voting of proxies that are reasonably designed to ensure that TSCM votes proxies in the best interests of clients and that such votes are properly and timely exercised. Such policies include voting guidelines, which assist in evaluating proxy proposals, and procedures for dealing with conflicts of interest that may arise between the interests of TSCM, including the firm’s affiliates, and clients. TSCM will vote for proposals the firm believes will maximize shareholder value over the long-term and vote against proposals that are judged to have a material adverse impact on shareholder value or reduce shareholder rights. In exercising voting authority, TSCM considers the firm’s own research and the proxy research of an independent proxy agent. TSCM also utilizes an independent proxy agent to perform certain proxy administrative services, including monitoring positions for upcoming votes, obtaining proxies, voting proxies in accordance with TSCM’s authorization and recording proxy votes.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).  The Global Corporate Governance Principles (“Principles”) describe the approach of Equities, Fixed Income, and Global Investment Solutions investment areas of UBS Global AM to corporate governance and to the exercise of voting rights on behalf of clients (which include funds, individuals, pension schemes and all other advisory clients).

Where clients of UBS Global AM have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS Global AM has a fiduciary duty to vote shares in the clients’ best interest. These Principles set forth UBS Global AM’s approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS Global AM.

UBS Global AM’s Principles are based on an active investment style and structure whereby the firm has detailed knowledge of the investments made on behalf of clients and, therefore, is in a position to judge what is in the best interests of clients as beneficial owners.

UBS Global AM believes voting rights have economic value and should be treated accordingly. Where UBS Global AM has been given the discretion to vote on clients’ behalves, the firm will exercise this delegated fiduciary responsibility by voting in a manner UBS Global AM believes will most favorably impact the economic value of the clients’ investments.

Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, UBS Global AM expects board members of companies in which the firm has invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

In serving the interests of clients, some capabilities within UBS Global AM may at times pursue differing approaches towards particular corporate governance issues, including how to vote or abstain on proposals. This reflects the diverse nature of UBS Global AM’s capabilities. However, in all cases the interests of clients will be paramount. Underlying UBS Global AM’s voting and corporate governance principles, the firm has two fundamental objectives: (1) UBS Global AM seeks to act in the best financial interests of clients to enhance the

Statement of Additional Information	B-23

long-term value of their investments; and (2) as an investment advisor, UBS Global AM has a strong commercial interest that companies, which the firm invests, on behalf of clients are successful. UBS Global AM promotes best practice in the boardroom.

To achieve these objectives, UBS Global AM has established these Principles, which the firm believes are designed to guide the exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize UBS Global AM’s philosophies across the firm’s offices worldwide. However, these Principles permit individual regions or countries within UBS Global AM the discretion to reflect local laws or standards where appropriate.

Generally, UBS Global AM expects the boards of directors of companies issuing securities held by the firm’s clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (i) opposes proposals which act to entrench management; (ii) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (iii) believes that any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval; (iv) believes remuneration should be commensurate with responsibilities and performance; and (v) believes that appropriate steps should be taken to ensure the independence of the registered public accounting firm.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of UBS Global AM or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between the firm and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing the firm’s proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the firm’s appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Western Asset Management Company and Western Asset Management Company Limited (together, “Western”).  Western’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western’s contractual obligations to clients and all other relevant facts and circumstances at the time of the vote. Western’s compliance department is responsible for administering and overseeing the proxy voting process. Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in the procedures.

Western’s compliance department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western may vote the same proxy differently for different clients.

B-24	GuideStone Funds

Under the guidelines, Western votes for shareholder proposals to require shareholder approval of shareholder rights plans as well as for decisions reached by independent boards of directors. With respect to acquisitions, mergers, reorganizations and other transactions, Western votes these issues on a case-by-case basis. Generally, Western votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western is otherwise withholding votes for the entire board of directors. Western votes for proposals relating to the authorization of additional common stock. Western generally favors compensation programs that relate executive compensation to a company’s long-term performance.

Western may utilize shares of open- or closed-end investment companies to implement the firm’s investment strategies. Shareholder votes for investment companies will be voted in accordance with Western’s guidelines. Western votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and role the fund plays in the client’s portfolios. In addition, Western votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Western’s legal and compliance department reviews proxy issues to determine any material conflicts of interest. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., where the client is a mutual fund or other commingled vehicle), Western seeks voting instructions from an independent third party.

Statement of Additional Information	B-25

GUIDESTONE FUNDS

N-1A

PART C: OTHER INFORMATION

Item 23.	EXHIBITS:

(a)	Trust Instrument.

	1.	Certificate of Trust, dated February 29, 2000, filed in the State of Delaware, is incorporated herein by reference to the Initial Registration Statement on Form N-1A (No. 333-53432) filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 9, 2001.

	2.	Trust Instrument, dated February 29, 2000, is incorporated herein by reference to the Initial Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on January 9, 2001.

	3.	Amended Certificate of Trust, dated March 12, 2001, filed in the State of Delaware, is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 27, 2009 (PEA No. 21”).

	4.	Amended and Restated Trust Instrument, dated June 15, 2004, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on November 2, 2004 (“PEA No. 9”).

	5.	Amended and Restated Trust Instrument, dated August 5, 2005, is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 25, 2006 (“PEA No. 12”).

	6.	Amended Certificate of Trust, dated September 13, 2005, is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 27, 2007 (“PEA No. 16”).

	7.	Amended and Restated Trust Instrument, dated May 15, 2007, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 30, 2008 (“PEA No. 18”).

(b)	By-Laws.

By-Laws of the Registrant, dated September 13, 2005, are incorporated herein by reference to PEA No. 12.

(c)	Instruments Defining Rights of Security Holders.

None.

(d)	Investment Advisory Contracts.

	1.	Form of Advisory Agreement with GuideStone Capital Management is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on June 18, 2001 (“Pre-Effective Amendment No. 2”).

	2.	Form of Sub-Advisory Agreement with Aronson+Johnson+Ortiz, LP is incorporated herein by reference to Pre-Effective Amendment No. 2.

	3.	Form of Sub-Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 2.

4.	Form of Sub-Advisory Agreement with BlackRock Institutional Management Corporation is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on March 22, 2007 (“PEA No. 15”).

5.	Form of Sub-Advisory Agreement with BlackRock Financial Management, Inc. is incorporated herein by reference to PEA No. 15.

6.	Form of Sub-Advisory Agreement with Mondrian Investment Partners Ltd. is incorporated herein by reference to PEA No. 21.

7.	Form of Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. is incorporated herein by reference to Pre-Effective Amendment No. 2.

8.	Form of Sub-Advisory Agreement with Loomis, Sayles & Company, L.P. is incorporated herein by reference to Pre-Effective Amendment No. 2.

9.	Form of Sub-Advisory Agreement with Northern Trust Investments, N.A. is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 30, 2002 (“PEA No. 1”).

10.	Form of Sub-Advisory Agreement with Pacific Investment Management Company LLC is incorporated herein by reference to Pre-Effective Amendment No. 2.

11.	Form of Sub-Advisory Agreement with Payden & Rygel is incorporated herein by reference to Pre-Effective Amendment No. 2.

12.	Form of Sub-Advisory Agreement with Philadelphia International Advisors, L.P. is incorporated herein by reference to PEA No. 1.

13.	Form of Sub-Advisory Agreement with STW Fixed Income Management Ltd. is incorporated herein by reference to PEA No. 12.

14.	Form of Sub-Advisory Agreement with Western Asset Management Company is incorporated herein by reference to Pre-Effective Amendment No. 2.

15.	Form of Sub-Advisory Agreement with Northern Trust Investments, N.A. is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2003 (“PEA No. 2”).

16.	Form of Sub-Advisory Agreement with TimesSquare Capital Management, LLC is incorporated herein by reference to PEA No. 9.

17.	Form of Sub-Advisory Agreement with Western Asset Management Company Limited is incorporated herein by reference to PEA No. 2.

18.	Form of Sub-Advisory Agreement with AllianceBernstein L.P. (formerly, Alliance Capital Management L.P.) is incorporated herein by reference to PEA No. 2.

19.	Form of Sub-Advisory Agreement with Marsico Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 29, 2008 (“PEA No. 17”).

20.	Form of Sub-Advisory Agreement with Lord, Abbett & Co. LLC is incorporated herein by reference to Pre-Effective Amendment No. 11 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 25, 2005 (“PEA No. 11”).

21.	Form of Sub-Advisory Agreement with Genesis Asset Managers, LLP is incorporated herein by reference to PEA No. 17.

22.	Form of Sub-Advisory Agreement with Sands Capital Management, LLC is incorporated herein by reference to PEA No. 12.

23.	Form of Sub-Advisory Agreement with Aronson+Johnson+Ortiz, LP is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on September 15, 2006 (“PEA No. 13”).

24.	Form of Sub-Advisory Agreement with TCW Investment Management Company is incorporated herein by reference to PEA No. 13.

25.	Form of Sub-Advisory Agreement with RREEF America L.L.C. is incorporated herein by reference to PEA No. 13.

26.	Form of Sub-Advisory Agreement with Western Asset Management Company is incorporated herein by reference to PEA No. 13.

27.	Form of Sub-Advisory Agreement with Western Asset Management Company Limited is incorporated herein by reference to PEA No. 13.

28.	Form of Sub-Advisory Agreement with Western Asset Management Company is incorporated herein by reference to PEA No. 17.

29.	Form of Sub-Advisory Agreement with Western Asset Management Company Limited is incorporated herein by reference to PEA No. 17.

30.	Form of Sub-Advisory Agreement with MFS Institutional Advisors, Inc. is incorporated herein by reference to PEA No. 17.

31.	Form of Sub-Advisory Agreement with UBS Global Asset Management (Americas) Inc. is incorporated herein by reference to PEA No. 17.

32.	Form of Sub-Advisory Agreement with Lazard Asset Management LLC is incorporated herein by reference to PEA No. 17.

33.	Form of Amended Sub-Advisory Agreement with AQR Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (No. 333-53432) as filed with the SEC on August 1, 2008 (“PEA No. 20”).

34.	Form of Sub-Advisory Agreement with Loomis, Sayles & Company, L.P. is incorporated herein by reference to Post-Effective Amendment No.19 to the Registration Statement on Form N-1A (No. 333-53432) as filed with the SEC on May 23, 2008 (“PEA No. 19”).

35.	Form of Sub-Advisory Agreement with Rainier Investment Management, Inc.® is incorporated herein by reference to PEA No. 21.

	36.	Form of Sub-Advisory Agreement with Columbus Circle Investors is incorporated herein by reference to PEA No. 21.

	37.	Form of Sub-Advisory Agreement with McKinley Capital Management, LLC is incorporated herein by reference to PEA No. 21.

	38.	Form of Sub-Advisory Agreement with Columbus Circle Investors is incorporated herein by reference to PEA No. 21.

(e)	Underwriting Contracts.

Form of Underwriting Agreement with PFPC Distributors, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 2.

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements.

	1.	Form of Custody Agreement with The Northern Trust Company is incorporated by reference to Pre-Effective Amendment No. 2

	2.	Amended Fee Schedule dated June 4, 2007 is incorporated herein by reference to PEA No. 18.

(h)	Other Material Contracts.

	1.	Form of Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”) (formerly, PFPC Inc.) is incorporated herein by reference to Pre-Effective Amendment No. 2.

	2.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 18.

	3.	Form of Transfer Agency Services Agreement with PNC Global Investment Servicing (formerly, PFPC Inc.) is incorporated herein by reference to Pre-Effective Amendment No. 2.

	4.	Form of Amendment to Transfer Agency Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 21.

(i)	Legal Opinion.

Opinion of K&L Gates LLP is filed herewith as Exhibit EX-99(i).

(j)	Other Opinions.

	1.	Consent of Independent Registered Public Accounting Firm. Consent of Pricewaterhouse Coopers LLP is filed herewith as Exhibit EX-99(j)(1).

	2.	Power of Attorney.

Power of Attorney, dated May 15, 2001, is incorporated herein by reference to Pre-Effective Amendment No. 2.

	3.	Power of Attorney.

Power of Attorney, dated April 22, 2002, is incorporated herein by reference to PEA No. 1.

	4.	Power of Attorney.

Power of Attorney, dated September 16, 2004, is incorporated herein by reference to PEA No. 9.

	5.	Power of Attorney.

Power of Attorney, dated February 23, 2006, is incorporated herein by reference to PEA No. 12.

	6.	Power of Attorney

Power of Attorney dated February 23, 2007 is incorporated herein by reference to PEA No. 16.

	7.	Power of Attorney

Power of Attorney with respect to the Trust for Julie P. Fry, dated September 14, 2007, is incorporated herein by reference to PEA No. 17.

	8.	Power of Attorney

Power of Attorney with respect to the Trust for Peter Chamberlain, dated July 24, 2008, is incorporated herein by reference to PEA No. 20.

(k)	Omitted Financial Statements.

Not Applicable.

(l)	Initial Capital Agreements.

Letter Agreement with GuideStone Financial Resources of the Southern Baptist Convention (formerly, Annuity Board of the Southern Baptist Convention) is incorporated herein by reference to Pre-Effective Amendment No. 2.

(m)	Rule 12b-1 Plan.

None.

(n)	Rule 18f-3 Plan.

Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, as revised May 1, 2009, is filed herewith as Exhibit EX-99(n).

(p)	Codes of Ethics.

	1.	Code of Ethics of GuideStone Funds is incorporated herein by reference to PEA No. 18.

	2.	Code of Ethics of GuideStone Capital Management is incorporated herein by reference to PEA No. 18.

	3.	Code of Ethics of PFPC Distributors, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 2.

	4.	Code of Ethics of Aronson+Johnson+Ortiz, LP is incorporated herein by reference to PEA No. 18.

	5.	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc. is incorporated herein by reference to PEA No. 15.

	6.	Code of Ethics of BlackRock Financial Management, Inc. is incorporated herein by reference to PEA No. 12.

	7.	Code of Ethics of Mondrian Investment Partners Ltd. is incorporated herein by reference to PEA No. 17.

	8.	Code of Ethics of Genesis Asset Managers, LLP is incorporated herein by reference to PEA No. 18.

	9.	Code of Ethics of Goldman Sachs Asset Management, L.P. is incorporated herein by reference to PEA No. 17.

10.	Code of Ethics of Loomis, Sayles & Company L.P. is incorporated herein by reference to PEA No. 20.

11.	Code of Ethics of Northern Trust Investments, N.A. is incorporated herein by reference to PEA No. 15.

12.	Code of Ethics of Pacific Investment Management Company LLC is incorporated herein by reference to PEA No. 15.

13.	Code of Ethics of Payden & Rygel is incorporated herein by reference to PEA No. 12.

14.	Code of Ethics of Philadelphia International Advisors, L.P. is incorporated herein by reference to PEA No. 15.

15.	Code of Ethics of STW Fixed Income Management Ltd is incorporated herein by reference to PEA No. 20.

16.	Code of Ethics of TCW Investment Management Company is incorporated herein by reference to PEA No. 18.

17.	Code of Ethics of Western Asset Management Company is incorporated herein by reference to PEA No. 12.

18.	Code of Ethics of TimesSquare Capital Management, LLC is incorporated herein by reference to PEA No. 15.

19.	Code of Ethics of AllianceBernstein L.P. is incorporated herein by reference to PEA No. 17.

20.	Code of Ethics of Marsico Capital Management, LLC is incorporated herein by reference to PEA No. 21.

21.	Code of Ethics of Sands Capital Management, LLC is incorporated herein by reference to PEA No. 11.

22.	Code of Ethics of Lord, Abbett & Co. LLC is incorporated herein by reference to PEA No. 18.

23.	Code of Ethics of RREEF America L.L.C. is incorporated herein by reference to PEA No. 13.

24.	Code of Ethics of MFS Institutional Advisors, Inc. is incorporated herein by reference to PEA No. 19.

25.	Code of Ethics of UBS Global Asset Management (Americas) Inc. is incorporated herein by reference to PEA No. 18.

26.	Code of Ethics of McKinley Capital Management, LLC is incorporated herein by reference to PEA No. 18.

27.	Code of Ethics of Lazard Asset Management LLC is incorporated herein by reference to PEA No. 21.

28.	Code of Ethics of AQR Capital Management, LLC is incorporated herein by reference to PEA No. 18.

29.	Code of Ethics of Rainier Investment Management, Inc.® is incorporated herein by reference to PEA No. 21.

30.	Code of Ethics of Columbus Circle Investors is incorporated herein by reference to PEA No. 21.

31.	Code of Ethics of Genesis Asset Managers, LLP. is incorporated herein by reference to PEA No. 21.

32.	Code of Ethics of Sands Capital Management LLC is incorporated herein by reference to PEA No. 21.

33.	Code of Ethics of Lord, Abbett & Co. LLC is incorporated herein by reference to PEA No. 21.

Item 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE FUND.

As provided for in the Agreement and Declaration of Trust and as disclosed in the prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) formerly, the Annuity Board of the Southern Baptist Convention (will, at all times, directly or indirectly, control the vote of at least 60% of the shares of each series of GuideStone Funds (the “Trust”). The Trust will refuse to accept any investment that would result in a change of such control. GuideStone Financial Resources is also the sole member of and therefore controls GuideStone Capital Management (the “Adviser”) formerly, SBC Financial Services, Inc., a Texas non-profit corporation, which serves as the Adviser to each series of the Trust and GuideStone Trust Services, formerly SBC Trust Services, Inc., a Texas corporation which serves as custodian of certain IRAs invested in series of the Trust. Thus, the Trust, the Adviser and GuideStone Trust Services are under the common control of GuideStone Financial Resources. GuideStone Financial Resources is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia nonprofit corporation, is the sole member.

Item 25.	INDEMNIFICATION.

A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding (“Action”) in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 12 of the Advisory Agreement between the Adviser and the Registrant provides that the Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations thereunder, whether express or implied; provided, that this shall not be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

Section 5 of the Advisory Agreement between the Adviser and the Registrant provides that the Adviser shall indemnify the Registrant or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Registrant by reason of or arising out of any act or omission by the Adviser under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Registrant. Section 5 further provides that the Registrant shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Registrant under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Registrant.

Section 8 of the Sub-Advisory Agreements between the Registrant, the Adviser and each Sub-Adviser to one or more Series, provides that the Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations thereunder, whether express or implied; provided, that this shall not be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

Section 9 of the Sub-Advisory Agreements between the Registrant, the Adviser and each Sub-Adviser to one or more Series provides that the Registrant and the Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Registrant and the Adviser under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Registrant and the Adviser.

Section 9 also provides that the Sub-Adviser shall indemnify the Registrant and the Adviser or any of their directors, officers, employees or affiliates for all Losses incurred by the Registrant and the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under the Agreement if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Registrant and the Adviser or the Registrant’s and the Adviser’s breach of fiduciary duty to the Sub-Adviser.

Section 10 of the Distribution Agreement between the Registrant and PFPC Distributors, Inc. (“PFPC Distributors”) provides that the Registrant agrees to indemnify and hold harmless PFPC Distributors and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities arising directly or indirectly from any action or omission to act which PFPC Distributors takes under the Agreement. Neither PFPC Distributors, nor any of its affiliates shall be indemnified against any liability caused by PFPC Distributors’ or its affiliates’ own willful misfeasance, bad faith, negligence, gross negligence or reckless disregard of its duties and obligations under the Agreement.

Section 20 of the Distribution Agreement between the Registrant and PFPC Distributors, Inc. provides that PFPC Distributors shall look only to the assets of a Series for the Registrant’s performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant’s officers, employees or agents, whether past, present or future, shall be personally liable therefore.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 27.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

1.	GuideStone Capital Management:

GuideStone Capital Management (“GSCM”) is located at 2401 Cedar Springs Road, Dallas, Texas 75201. GSCM is a Texas non-profit corporation, is a registered investment adviser and offers investment management services to investment companies and other types of investors. Information as to the firm’s officers and directors is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
William R. Delk Director	Retired Vice President, BellSouth Corp.	N/A

Larry A. Standridge Director	None	N/A

Oliver Allred Director	Retired Bank Senior Vice President & Executive Trust Officer – Fiduciary Consultant	N/A

Truman Fallaw Director	Retired Bank Vice President	N/A

Harold D. Vick Director	Retired Chairman, Kimley-Horn and Associates	N/A

John R. Jones President	GuideStone Financial Resources	Executive Vice President/COO

Jeffrey P. Billinger Vice President and Treasurer	GuideStone Financial Resources	Chief Financial Officer, Treasurer and Executive Officer, Financial & Administrative Services

Rodric E. Cummins Sr. Vice President and Chief Investment Officer	GuideStone Financial Resources	Executive Officer, Investment Services

Rodney R. Miller Vice President and Secretary	GuideStone Financial Resources	Executive Officer, General Counsel & Secretary, Legal & Compliance Services

Matt L. Peden Vice President and Investment Officer	GuideStone Financial Resources	Portfolio Manager

Patrick Pattison Financial Officer	GuideStone Financial Resources	Department Head

Patricia A. Weiland Senior Vice President and Chief Operating Officer	GuideStone Financial Resources	Executive Officer, Financial Solutions and Services

	GuideStone Financial Services; GuideStone Advisors	Chief Executive Officer and President

Arthur G. Merritt Chief Compliance Officer	GuideStone Financial Resources	Chief Compliance Officer

2.	AllianceBernstein L.P.:

AllianceBernstein L.P. (“AllianceBernstein”) is located at 1345 Avenue of the Americas, 35th Floor, New York, New York 10105 and is a master limited partnership organized under the State of Delaware. AllianceBernstein is a federally-registered investment adviser under the Investment Advisers Act of 1940, as amended. AllianceBernstein offers investment management services to investment companies and other types of investors. Information as to the firm’s officers and directors is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Dominique Carrel-Billiard Director	AXA	Senior Vice President

Henri de Castries Director	AXA	Chairman, Management Board of AXA

	AELIC	Director

	AXF	Chairman of the Board

Christopher M. Condron Director	AXA Financial	Director, President and Chief Executive Officer

	AELIC	Chairman and Chief Executive Officer

	AXA	Member of Management Board

Denis Duverne Director	AXA	Chief Financial Officer

	AELIC	Director

Weston M. Hicks Director	Alleghany Corporation	President and Chief Executive Officer

W. Edwin Jarmain Director	Jarmain Group Inc.	President

Nicolas Moreau Director	AXA Investment Managers	Chief Executive Officer

Lorie Slutsky Director	The New York Community Trust	President and Chief Executive Officer

A. W. (Pete) Smith, Jr. Director	Smith Consulting	President

Peter J. Tobin Director	AXF	Director

Stanley B. Tulin Director	AXF; AELIC	Vice Chairman and Chief Financial Officer

Sharon E. Fay Executive Vice President	Global Value Equities	Chief Investment Officer

Marilyn G. Fedak Executive Vice President	U.S. Value Equities	Co-Chief Investment Officer

Mark R. Gordon Executive Vice President	Global Quantitative Research	Director

	Global Diversified Funds	Chief Investment Officer

Thomas S. Hexner Executive Vice President	Bernstein Investment Research and Management	President

Marc O. Mayer Executive Vice President	AllianceBernstein Investment Research and Management	Executive Managing Director

Douglas J. Peeles Executive Vice President	AllianceBernstein Fixed Income	Co-Chief Investment Officer

Jeffrey S. Phlegar Executive Vice President	AllianceBernstein Fixed Income	Co-Chief Investment Officer

Lisa Shalett Executive Vice President	Sanford C. Bernstein & Co., LLC	Chairman and Chief Executive Officer

David Steyn Executive Vice President	AllianceBernstein Institutional Investment	Executive Vice President and Global Head of Distribution

3.	Aronson+Johnson+Ortiz, LP:

The sole business activity of Aronson+Johnson+Ortiz, LP (“AJO”), 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania, 19102, is to serve as an investment adviser. AJO is registered with the SEC under the Investment Advisers Act of 1940, as amended. Information as to the directors, investment officers and/or partners during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Stuart P. Kaye Principal and Portfolio Manager	INVESCO	Global Partner

4.	AQR Capital Management, LLC:

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Third Floor, Greenwich Connecticut 06830. AQR is a registered investment adviser under the Investment Advisers Act of 1940, as amended. AQR offers investment management services to investment companies and other types of investors. Information as to the principals and executive officers of AQR during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
John M. Liew, Ph.D. Principal	AQR Funds	Trustee

John B. Howard Chief Operating Officer	AQR Funds	Treasurer

5.	Barrow, Hanley, Mewhinney & Strauss, Inc.:

The sole business activity of Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201 is to serve as an investment adviser. BHMS is registered under the Investment Advisers Act of 1940, as amended. Information as to the trustees and officers of BHMS during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Thomas M. Turpin Board Member	Old Mutual (US) Holdings, Inc.	Chief Executive Officer

6.	BlackRock Financial Management, Inc.:

BlackRock Financial Management, Inc.’s (“BFM”) principal business address is 40 East 52nd Street, New York, New York 10022. BFM is registered under the Investment Advisers Act of 1940, as amended, and serves as an investment adviser for registered investment companies. Information as to the directors and officers of BFM is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Ann Marie Petach Chief Financial Officer and Managing Director	BAA Holdings, LLC; BlackRock, Inc.; BlackRockAdvisors, LLC; BlackRock Advisors Holdings, Inc.; BlackRock Capital Management, Inc.; BlackRock Funding, Inc.; BlackRock Funding International, Ltd.’	Chief Financial Officer and Managing Director

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock Institutional Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Lux Finco S.a.r.l.;

BlackRock Operations (Luxembourg) S.a.r.l.;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock UK 1 LP;

BlackRock US Newco, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

Robert P. Connolly General Counsel, Managing Director and Secretary

BAA Holdings, LLC;

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Holdco 2, Inc.;

BlackRock International Holdings, Inc.;

BlackRock Investments, Inc.;

BlackRock Investment Management, LLC;

BlackRock Lux Finco S.a.r.l.; BlackRock Operations (Luxembourg) S.a.r.l.;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock UK 1 LP;

BlackRock US Newco, Inc.;

BlackRock Institutional Management Corporation; State Street Research & Management Company;

SSRM Holdings, Inc.

General Counsel, Managing Director and Secretary

	Black Rock International, Ltd.	Officer

Laurence D. Fink Chief Executive Officer and Director	BAA Holdings, LLC; BlackRock Advisors Holdings, Inc.; BlackRock Funding International, Ltd.; BlackRock Holdco 2, Inc.; BlackRock International Holdings, Inc.	Chief Executive Officer and Director

	BlackRock, Inc.; State Street Research & Management Company; SSRM Holdings, Inc.	Chairman, Chief Executive Officer and Director

	BlackRock Advisors, LLC; BlackRock Funding, Inc.; BlackRock Institutional Management Corporation	Chief Executive Officer

BlackRock Advisors Singapore Pte. Ltd.;

BlackRock Capital Management, Inc.;

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.

Chairman and Chief Executive Officer

	BlackRock Capital Markets, LLC	Chairman

	BlackRock Equity – Bond Funds; BlackRock HPB Management, LLC; State Street Research Investment Services, Inc.	Director

	BlackRock International, Ltd.	Officer

	BlackRock Investments, Inc.	Chairman and Director

Robert S. Kapito President and Director	BAA Holdings, LLC; BlackRock, Inc.; BlackRock Advisors, LLC; BlackRock Advisors Holdings, Inc.; .	President and Director

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Holdco 2, Inc.;

BlackRock (Institutional) Canada Ltd.;

BlackRock Institutional Management Corporation; BlackRock International Holdings, Inc.;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

	BlackRock Advisors Singapore Pte. Ltd.; BlackRock Investment Management, LLC	President

	BlackRock Capital Markets, LLC; BlackRock Investments, Inc.; Carbon Capital III, Inc.; State Street Research Investment Services, Inc.	Director

	BlackRock International, Ltd.	Officer

Paul Audet Vice Chairman

BAA Holdings, LLC;

BlackRock Advisors, LLC;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Institutional Management Corporation;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.

Vice Chairman and Director

BlackRock, Inc.;

BlackRock Advisors Holdings, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Lux Finco S.a.r.l.;

BlackRock Operations (Luxembourg) S.a.r.l.;

BlackRock UK 1 LP;

State Street Research & Management Company;

SSRM Holdings, Inc.

Vice Chairman

	BlackRock Cayco Limited; BlackRock Cayman Company; BlackRock Cayman Newco Limited; BlackRock Finco, LLC; BlackRock Realty Advisors, Inc.; BlackRock Finco UK, Ltd.; BlackRock Holdco Limited	Director

Charles Hallac Vice Chairman

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

Vice Chairman

	BlackRock India Private Ltd.	Director

	BlackRock International, Ltd.	Officer

Barbara Novick Vice Chairman

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

Vice Chairman

	BlackRock International, Ltd.	Officer

	BlackRock Investments, Inc.	Chief Executive Officer

Scott Amero Vice Chairman

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

Vice Chairman

BlackRock US Newco, Inc.; State Street Research & Management Company; SSRM Holdings, Inc.

	BlackRock International, Ltd.	Officer

	Anthracite Capital Inc.	Director

Susan Wagner Vice Chairman and Chief Operating Officer	BAA Holdings, LLC	Vice Chairman, Chief Operating Officer and Director

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

Vice Chairman and Chief Operating Officer

	BlackRock Finco UK, Ltd.; BlackRock Mortgage Ventures, LLC	Director

	BlackRock International, Ltd.	Officer

Robert Doll Vice Chairman	BlackRock, Inc.	Vice Chairman and Director

	BlackRock Advisors, LLC; BlackRock Advisors Holdings, Inc.; BlackRock Capital Management, Inc.;	Vice Chairman

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

	Portfolio Administration & Management Ltd.	Director

Robert Fairbairn Vice Chairman

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Lux Finco S.a r.l.;

BlackRock Operations (Luxembourg) S.a r.l.;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC

BlackRock UK 1 LP;

BlackRock US Newco, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

Vice Chairman

	BlackRock Asset Management U.K. Limited;	Chairman and Director

BlackRock Group Limited; BlackRock International, Ltd.; BlackRock Investment Management International Limited

BlackRock Investment Management (Australia) Limited;

BlackRock Investment Management (UK) Limited;

BlackRock Japan Co., Ltd.;

BlackRock Securities Co, Ltd.;

Grosvenor Alternate Partner Limited;

Impact Investing Pty Ltd.;

PSN Pty Ltd.

Director

Bennett Golub Vice Chairman

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.;

SSRM Holdings, Inc.;

State Street Research & Management Company

Vice Chairman

Richard Kushel Vice Chairman

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors

Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

Vice Chairman

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.;

SSRM Holdings, Inc.;

State Street Research & Management Company

BlackRock Japan Co., Ltd; BlackRock Securities Co., Ltd	Director

7.	BlackRock Institutional Management Corporation:

BlackRock Institutional Management Corporation’s (“BIMC”) principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is registered under the Investment Advisers Act of 1940, as amended, and serves as an investment adviser for registered investment companies. Information as to the directors and officers of BIMC is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Ann Marie Petach Chief Financial Officer and Managing Director

BAA Holdings, LLC;

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation; BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Lux Finco S.a r.l. ;

BlackRock Operations (Luxembourg) S.a r.l. ;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock UK 1 LP;

BlackRock US Newco, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

Chief Financial Officer and Managing Director

Robert P. Connolly General Counsel, Managing Director and Secretary

BAA Holdings, LLC;

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Holdco 2, Inc.;

BlackRock International Holdings, Inc.;

BlackRock Investments, Inc.;

BlackRock Investment

Management, LLC;

BlackRock Lux Finco S.a r.l.;

BlackRock Operations (Luxembourg) S.a r.l.;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC; BlackRock UK 1 LP;

BlackRock US Newco, Inc.;

BlackRock Institutional Management Corporation;

State Street Research & Management Company;

SSRM Holdings, Inc.

General Counsel, Managing Director and Secretary

	BlackRock International, Ltd.	Officer

Laurence D. Fink Chief Executive Officer and Director	BAA Holdings, LLC; BlackRock Advisors Holdings, Inc.; BlackRock Funding International, Ltd.; BlackRock Holdco 2, Inc.; BlackRock International Holdings, Inc.	Chief Executive Officer and Director

	BlackRock, Inc.; State Street Research & Management Company; SSRM Holdings, Inc.,	Chairman, Chief Executive Officer and Director

	BlackRock Advisors, LLC; BlackRock Funding, Inc.; BlackRock Institutional Management Corporation	Chief Executive Officer

BlackRock Advisors Singapore Pte. Ltd.;

BlackRock Capital Management, Inc.;

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.

Chairman and Chief Executive Officer

	BlackRock Capital Markets, LLC	Chairman

	BlackRock Equity - Bond Funds; BlackRock HPB Management, LLC; State Street Research Investment Services, Inc.	Director

	BlackRock International, Ltd.	Officer

	BlackRock Investments, Inc.	Chairman and Director

Robert S. Kapito President and Director

BAA Holdings, LLC;

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Holdco 2, Inc.;

BlackRock (Institutional) Canada Ltd.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

President and Director

	BlackRock Advisors Singapore Pte. Ltd.; BlackRock Investment Management, LLC	President

	BlackRock Capital Markets, LLC; BlackRock Investments, Inc.; Carbon Capital III, Inc.; State Street Research Investment Services, Inc.	Director

	BlackRock International, Ltd.	Officer

Paul Audet Vice Chairman

BAA Holdings, LLC;

BlackRock Advisors, LLC;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Institutional Management Corporation;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.

Vice Chairman and Director

BlackRock, Inc.;

BlackRock Advisors Holdings, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Lux Finco S.a r.l. ;

BlackRock Operations (Luxembourg) S.a r.l. ;

BlackRock UK 1 LP;

State Street Research & Management Company;

SSRM Holdings, Inc.

Vice Chairman

	BlackRock Cayco Limited; BlackRock Cayman Company;	Director

BlackRock Cayman Newco Limited; BlackRock Finco, LLC; BlackRock Realty Advisors, Inc. BlackRock Finco UK, Ltd.; BlackRock Holdco Limited

Charles Hallac Vice Chairman

BlackRock, Inc.;

BlackRock Advisors, LLC

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

Vice Chairman

	BlackRock India Private Ltd.	Director

	BlackRock International, Ltd.	Officer

Barbara Novick Vice Chairman

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

Vice Chairman

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

	BlackRock International, Ltd.	Officer

	BlackRock Investments, Inc.	Chief Executive Officer

Scott Amero Vice Chairman

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

Vice Chairman

	BlackRock International, Ltd.	Officer

	Anthracite Capital Inc.	Director

Susan Wagner Vice Chairman and Chief Operating Officer	BAA Holdings, LLC	Vice Chairman, Chief Operating Officer and Director

	BlackRock, Inc.; BlackRock Advisors, LLC; BlackRock Advisors	Vice Chairman and Chief Operating Officer

Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

	BlackRock Finco UK, Ltd.; BlackRock Mortgage Ventures, LLC	Director

	BlackRock International, Ltd.	Officer

Robert Doll Vice Chairman	BlackRock, Inc.	Vice Chairman and Director

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

Vice Chairman

	Portfolio Administration & Management Ltd.	Director

Robert Fairbairn Vice Chairman

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Lux Finco S.a r.l. ;

BlackRock Operations (Luxembourg) S.a r.l. ;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC

BlackRock UK 1 LP;

BlackRock US Newco, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

Vice Chairman

	BlackRock Asset Management U.K. Limited; BlackRock Group Limited; BlackRock International, Ltd.; BlackRock Investment Management International Limited	Chairman and Director

	BlackRock Investment Management (Australia) Limited; BlackRock Investment Management (UK) Limited; BlackRock Japan Co., Ltd.; BlackRock Securities Co, Ltd.;	Director

Grosvenor Alternate Partner Limited; Impact Investing Pty Ltd.; PSN Pty Ltd.

Bennett Golub Vice Chairman

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.;

SSRM Holdings, Inc.;

State Street Research & Management Company

Vice Chairman

Richard Kushel Vice Chairman

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Funding, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Portfolio Holdings, Inc.;

BlackRock Portfolio Investments, LLC;

BlackRock US Newco, Inc.;

SSRM Holdings, Inc.;

State Street Research & Management Company

Vice Chairman

	BlackRock Japan Co., Ltd; BlackRock Securities Co., Ltd	Director

8.	Columbus Circle Investors:

Columbus Circle Investors (“CCI”) is located at Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902 and manages assets for defined contribution and benefit plans, investment companies and other institutional investors. CCI is 30% owned by five active CCI employees. In January 2005, Principal Global Investors, LLC (“Principal”), a wholly-owned subsidiary of Principal Financial Group®, acquired a 70% ownership interest in CCI to make the firm’s capabilities available to Principal clients. CCI maintains full investment autonomy with no changes to the firm’s process, philosophy or team. The directors, officers and/or partners of CCI have not held any positions with other companies during the past two fiscal years.

9.	Genesis Asset Managers, LLP:

The sole business activity of Genesis Asset Managers, LLP (“Genesis”), P.O. Box 475 Barclays Court, Les Echelons, St. Peter Port, Guernsey, GYI 6 BA, Channel Islands, is to serve as an investment adviser. Genesis is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Genesis is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Jeremy Paulson-Ellis Chairman/Principal/Guernsey Operating Committee Member

Emerging Markets Value Realisation Limited;

Genesis Administration Limited;

Genesis Asset Managers International Limited;

Genesis Emerging Markets Fund Ltd.;

Genesis Emerging Markets Investment Company SICAV;

Genesis Emerging Markets Opportunities Fund Limited;

Genesis Emerging Markets Opportunities Fund Limited II;

Genesis Emerging Markets Opportunities Fund Limited III;

Genesis Holdings International Limited;

Genesis India Investment Company Limited;

Genesis Kenya Investment Management Limited;

Genesis Smaller Companies Investment Company (SICAV);

GIL Private Trustees Limited;

GIML Limited;

GEMOF II RUSSIA Portfolio(Cyprus) Limited;

GEMOF RUSSIA Portfolio (Cyprus) Limited;

Director

Goreau Arf Limited; J.P. Morgan Japan Investment Trust plc; Mekong Enterprise Fund II, Limited; MCB Capital Markets Ltd

	Genesis Condor Fund Limited	Chairman/Director

	Genesis Taihei Investments, LLC	Chairman/Principal

	Genesis Investment Management, LLP	Principal/Chairman

Karen Yerburgh Chief Executive Officer/ Managing Partner/Principal/ Guernsey Operating Committee Member	Genesis Investment Management, LP	Principal/Chief Executive Officer/Managing Partner

Stephen Birkett Guernsey Operating Committee Member

Collins Stewart Absolute Return Euro Plus Limited;

Collins Stewart Sterling Fixed Interest Limited;

Hirzel House Absolute Return Plus £ Hedged Fund Limited;

Hirzel House Global Bond Fund Sterling Limited;

Hirzel House International Balanced Fund Euro Limited;

Hirzel House International Balanced Fund Sterling Limited;

Hirzel House International Balanced Fund US$ Limited;

Hirzel House International Growth($) Limited;

Hirzel House International Growth Fund Limited

Non-Executive Director

	Genesis Emerging Markets Opportunities Fund Limited; Genesis Emerging Markets Opportunities Fund Limited II; Genesis Emerging Markets Opportunities Fund Limited III; Firecrest Limited	Director

Mel Carville Guernsey Operating Committee Member

BSI Generali Bank (CI) Limited;

Bailiwick Investments Limited;

BSI Generali UK No2 Limited;

Catholic National Mutual Limited;

Generali Investments SpA;

Generali Portfolio Managers (UK) Limited;

Generali France Assurances;

Generali Internacional Ltd;

Generali Verzekeringsgroep NV;

Generali(Schweiz) Holding AG;

Generali USA Life Reassurance Company Inc.;

Genirland Limited;

MND Limited;

Migdal Insurance Company Ltd;

PPF Partners 1 GP Limited;

PPF Partners Ltd;

Tapestry Investment Company PCC Limited;

Tenax Capital Limited

Director

	Generali Worldwide Insurance Company Limited	Managing Director

John Hallam Guernsey Operating Committee Member

Barclay’s Insurance Guernsey PCC Ltd.;

Baring Coller Secondaries Fund II Ltd.;

Baring Coller Secondaries Fund Ltd.;

Bracken Partners Investments Channel Islands Ltd.;

BSkyB Guernsey Ltd;

BH Global Ltd;

Calabash House Ltd;

Ciel Bleu Ltd;

Cognetas European Fund (GP) Ltd;

Cognetas European Fund II (GP) Ltd;

Dexion Absolute Ltd.;

Director

Develica Asia Pacific Ltd;

Develica Asia Pacific Real Estate Fund (GP) Ltd;

Develica Deutschland Ltd;

EFG Offshore Ltd;

Emperor Marine Ltd.;

Genesis Administration Limited;

Genesis Emerging Markets Opportunities Fund Limited;

Genesis Emerging Markets Opportunities Fund Limited II;

Genesis Emerging Markets Opportunities Fund Limited III;

Genesis Taihei Investments, LLC;

Harlequin Insurance PCC Ltd.;

HSBC Infrastructure Co Ltd;

Investec Emerging Markets Currency Alpha Fund Ltd;

Investec Expert Investment Funds PCC Ltd;

Investec Global Energy Long short Fund Ltd;

Investec Premier Funds PCC Ltd.;

LP PEP GP Ltd;

Lehman Brothers Private Equity Partners Ltd;

Lehman Brothers PEP Holdings Ltd;

Lehman Brothers PEP Holdings II Ltd;

Lehman Brothers PEP Investments Ltd;

Lehman Brothers PEP Investments LP Ltd;

Les Grandes Moulins Ltd;

Mannequin Insurance PCC Ltd.;

New Star RBCHedge 250 Index Exchange Traded Securities;

PCC Ltd;

Olivant Ltd;

Partners Group Global Opportunities Ltd.;

Polygon Insurance PCC (Guernsey) Ltd;

Prodesse Investment Ltd.;

Septup Ltd.;

Sienna Investment Co. Ltd.’ Sienna Investment Co. Ltd. 2; Sienna Investment Co. Ltd. 3; Sienna Investment Co. Ltd. 4

	Standard Life Investments Property Holdings Ltd; Standard Life Investment Property Income Trust Led; Stapleford Insurance Co Ltd; Tapestry Investment Co; PCC Led; Weightman Vizards Insurance Ltd	Chairman

	Cazenove Absolute Equity Ltd. – chair; EFG Private Bank (Channel Islands) Ltd.; M&G Recovery Investment Co., Ltd.; Partners Group Prime Yield Sarl.	Chairman

Mark Huntley Guernsey Operating Committee Member

AAC Capital NEBO Carry GP Limited;

AAC Capital NEBO Feeder GP Limited;

Aile Limited;

Baring Coller Secondaries Fund II Limited;

Celadon management Limited;

Channel Islands Stock Exchange LBG;

China Growth Opportunities Limited;

Collingwood holdings Limited;

Crystal Amber Asset Management (Guernsey) Limited; Crystal Amber Fund Limited;

DCB Investments Limited;

Falcon Carry (GP) Limited;

Fund Capital Limited;

Genesis Administration Limited;

Director

Genesis Taihei Investments, LLC;

Guernsey Sailing Trust;

Healthcare Investment Limited;

Heritage Corporate Services Limited;

Heritage Corporate Trustees Limited;

Heritage Group Limited;

Heritage International Fund Managers Limited;

Heritage Management Holdings Limited;

Heritage Partners GP Limited;

Heritage Partners Limited;

Hologram Holdings Limited;

Japan Leisure Fund Limited;

International Hospitals Network (GP) Limited;

Lehman Brothers Merchant Banking Europe Capital Partners Management Limited;

NEBO I Carry GP Limited;

NEBO I GP Limited;

P25 (GP) Limited;

P25 Investments Limited;

Pieterson Holdings Limited;

Plein Limited;

Stirling Mortimer (Channel Islands) Limited;

Stirling Mortimer (Guernsey) Limited;

Stirling Mortimer Global Property Fund PCC Limited; Stirling Mortimer Property Fund PCC Limited; The Cortina Fund Limited

Paul Ballantyne Principal	Genesis Investment Management, LLP	Principal

	Genesis Kenya Investment Management Limited; Genesis Management Australia Limited	Director

Andrew Elder Principal	Genesis Investment Management, LLP	Principal

Paul Greatbatch Principal	Genesis Investment Management, LLP	Principal

Evgeny Kuznetsov Principal	Genesis Investment Management, LLP	Principal

Catherine Vlasto Principal	Genesis Investment Management, LLP	Principal

Martyn Ryan Principal/Chief Financial Officer/Chief Compliance Officer	Genesis Investment Management, LLP	Principal/Chief Financial Officer/CCO

	GIML Limited; Genesis Asset Managers International Ltd.; Goreau Arf Limited	Director

10.	Goldman Sachs Asset Management, L.P.:

The principal business address of Goldman Sachs Asset Management, L.P. (“GSAM”) is 32 Old Slip, New York, New York 10005. GSAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of GSAM is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Lloyd C. Blankfein Managing Director	The Goldman Sachs Group, Inc.	Chairman of the Board and Chief Executive Officer

Gary D. Cohn Managing Director	The Goldman Sachs Group, Inc.	President and Co-Chief Operating Officer

Jon Winkelried Managing Director	The Goldman Sachs Group, Inc.	President and Co-Chief Operating Officer

John S. Weinberg Managing Director	The Goldman Sachs Group, Inc.	Vice Chairman

David A. Viniar Managing Director	The Goldman Sachs Group, Inc.	Executive Vice President and Chief Financial Officer

Gregory K. Palm Managing Director	The Goldman Sachs Group, Inc.	Executive Vice President, General Counsel and Secretary of the Corporation

Esta E. Stecher Managing Director	The Goldman Sachs Group, Inc.	Executive Vice President, General Counsel and Secretary of the Corporation

Kevin W. Kennedy Managing Director	The Goldman Sachs Group, Inc.	Executive Vice President-Human Capital Management

Alan M. Cohen Managing Director	The Goldman Sachs Group, Inc.	Executive Vice President and Global Head of Compliance

11.	Lazard Asset Management LLC,:

Lazard Asset Management LLC. (“Lazard”), is located at 30 Rockefeller Plaza, 59th Floor, New York, New York 10112 and is a Delaware limited liability company. Lazard is a subsidiary of Lazard Freres & Co. LLC, a New York limited liability company. The directors and officers of Lazard have not held any positions with other companies during the past two fiscal years.

12.	Loomis, Sayles & Company, L.P.:

Loomis, Sayles & Company, L.P. (“Loomis”), One Financial Center, Boston, Massachusetts 02111, provides investment advice to the ten series of Loomis Sayles Funds I, thirteen series of Loomis Sayles Funds II and to other affiliated and unaffiliated registered investment companies, organizations and individuals. The sole general partner of Loomis is Loomis, Sayles & Company, Incorporated. Information as to the directors and executive officers during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Robert J. Blanding Chairman, President and CEO	Loomis Sayles Funds I; Loomis Sayles Funds II	CEO, President and Trustee

	Loomis Sayles Distributors, Inc.	Director

Daniel J. Fuss Vice Chairman and EVP	Loomis Sayles Funds I; Loomis Sayles Funds II	Executive Vice President

Pierre Servant Director	Natixis Global Asset Management	CEO and Member of the Executive Board

John T. Hailer Director

Natixis Asset Management Advisors, L.P.;

Natixis Global Asset Management, L.P.;

Natixis Funds Trust I;

Natixis Funds Trust II;

Natixis Funds Trust III;

Natixis Funds Trust IV;

Natixis Cash Management Trust;

Gateway Trust;

Hansberger International Series

President and CEO

	Loomis Sayles Funds I; Loomis Sayles Funds II	Executive Vice President and Trustee President

Kevin P. Charleston EVP and CFO	Loomis Sayles Trust Co., LLC	Manager and President

John F. Gallagher III Executive Vice President	Loomis Sayles Distributors, Inc.	President

	Loomis Sayles Trust Co., LLC	Manager

Lauriann Kloppenburg Executive Vice President	Loomis Sayles Trust Co., LLC	Manager

Jean S. Loewenberg Executive Vice President, General Counsel and Secretary	Loomis Sayles Distributors, Inc.	Director

	Loomis Sayles Trust Co., LLC	Manager and Secretary

Mark E. Smith Executive Vice President	Loomis Sayles Distributors, Inc.	Vice President

	Loomis Sayles Trust Co., LLC	Manager

13.	Lord, Abbett & Co. LLC:

The sole business activity of Lord, Abbett & Co. LLC (“Lord Abbett”), located at 90 Hudson Street, Jersey City, New Jersey 07302, is to serve as an investment adviser. Lord Abbett is registered under the Investment Advisers Act of 1940, as amended. No partner of Lord Abbett has engaged in any other substantial business profession, vocation or employment of a substantial nature within the past two fiscal years.

14.	Marsico Capital Management, LLC:

The sole business activity of Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, Colorado 80202 is to serve as an investment adviser. Marsico is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Marsico during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Neil L. Gloude Executive Vice President, Chief Financial Officer and Treasurer	PricewaterhouseCoopers LLP	Partner

15.	McKinley Capital Management, LLC:

McKinley Capital Management, LLC (“McKinley Capital”) is located at 3301 C Street, Suite 500, Anchorage, Alaska 99503 and was founded in 1990 by Robert B. Gillam, who remains today the firm’s President and Chief Executive Officer. McKinley Capital is an independently owned limited liability company. No directors or executive officers of McKinley Capital have held any positions with other companies during the past two fiscal years.

16.	MFS Institutional Advisors, Inc.:

MFS Institutional Advisors, Inc. (“MFSI”), is located at 500 Boylston Street, Boston, Massachusetts 02116 and is the global institutional subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is a direct subsidiary of Sun Life of Canada (U.S.) Financial Service Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). Information as to the directors and officers is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Robert J. Manning Chairman of the Board, Chief Investment Officer and Director	Massachusetts Financial Services Company	Director, Chief Executive Officer, Chief Investment Officer, President

Massachusetts Investors Trust;

Massachusetts Investors Growth Stock Fund;

MFS Series Trust I;

MFS Series Trust II;

MFS Series Trust III;

MFS Series Trust IV;

MFS Series Trust V;

MFS Series Trust VI;

MFS Series Trust VII;

MFS Series Trust VIII;

MFS Series Trust IX;

MFS Series Trust X;

MFS Series Trust XI;

MFS Series Trust XII;

MFS Series Trust XIII;

MFS Series Trust XIV;

MFS Series Trust XV;

MFS Municipal Series Trust;

MFS Variable Insurance Trust;

MFS Institutional Trust;

MFS Municipal Income Trust;

MFS Multimarket Income Trust;

MFS Government Markets Income Trust;

MFS Intermediate Income Trust;

MFS Charter Income Trust;

MFS Special Value Trust;

MFS California Insured

Municipal Trust;

MFS High Income Municipal Trust;

MFS High Yield Municipal Trust;

MFS InterMarket Income Trust I;

MFS Intermediate High Income Fund;

MFS Investment Grade Municipal Trust;

MFS Variable Insurance Trust II;

Compass Accounts

Trustee

MFS International Ltd.	Director, Vice President

MFS Do Brazil Desenvolvimento O De Maraao LTDA	Advisory Board Member

	MFS Institutional Advisors (Australia) Ltd.; MFS Fund Distributors, Inc.	Director

	MFS Service Center, Inc.	Director, Chairman of the Board

	Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Director, Chairman of the Board, President

	Four Pillars Capital, Inc.	Director, President

Martin E. Beaulieu Director	Massachusetts Financial Services Company	Executive Vice President, Director of Global Distribution

	MFS Floating Rate Income Fund (Cayman Islands Registered Fund); MFS Meridian Funds, SICAV; MFS Institutional Advisors (Australia) Ltd. MFS Investment Management Company (LUX) S.A.	Director

	MFS International Ltd.	Director, Chairman and President

	MFS Fund Distributors, Inc.	Director, Chairman of the Board

Carol W. Geremia President	MFS International Ltd.; MFS Investment Management K.K. (Japan)	Director

	MFS International (U.K.) Ltd.	Vice President

	MFS Institutional Advisors (Australia) Ltd.; MFS Heritage Trust Company	Director, President

Maria F. Dwyer Chief Compliance Officer	Massachusetts Financial Services Company	Executive Vice President, Chief Regulatory Officer, Chief Compliance Officer

	MFS Variable Insurance Trust II; The MFS Funds; Compass Accounts	President

	MFS Floating Rate Income Fund (Cayman Islands Registered Fund); MFS Meridian Funds, SICAV	Director

	MFS Heritage Trust Co.	Director, Chairman of the Board

	MFS Investment Management Company (LUX) S.A.	Director, President

Mark N. Polebaum Secretary	Massachusetts Financial Services Company	Executive Vice President, General Counsel, Secretary

	The MFS Funds; MFS Variable Insurance Trust II	Secretary, Clerk

	Compass Accounts;	Secretary

MFS International (U.K.) Ltd.;

MFS Institutional Advisors (Australia) Ltd.;

MFS Fund Distributors, Inc.;

MFS Service Center, Inc.;

MFS Investment Management K.K. (Japan);

Sun Life of Canada (U.S.) Financial Services Holdings, Inc.;

MFS Investment Management Company (LUX) S.A.;

Four Pillars Capital, Inc.

	MFS International Ltd	Assistant Secretary

Beth Petipas Treasurer	Massachusetts Financial Services Company	Chief Financial Officer, Treasurer

MFS International Ltd.;

MFS Institutional Advisors (Australia) Ltd.;

MFS Fund Distributors, Inc.;

MFS Service Center, Inc.;

MFS Heritage Trust Co.;

Sun Life of Canada (U.S.) Financial Services Holdings, Inc.;

Four Pillars Capital, Inc.

Treasurer

MFS International (U.K.) Ltd.; MFS Investment Management K.K. (Japan)	Assistant Treasurer

17.	Mondrian Investment Partners Ltd.:

The sole business activity of Mondrian Investment Partners Ltd. (“Mondrian”), 10 Gresham, London, EC2V JD United Kingdom is to serve as an investment adviser. Mondrian is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Mondrian during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company**	Position with Other Company
Elizabeth A. Desmond Director/Chief Investment Officer, Developed Equity Markets	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd.	Director

John Emberson Chief Operating Officer	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.	Director

	MIP Group Ltd.	Director/Chief Operating Officer/Chief Financial Officer

	Mondrian Investment Partners (U.S.), Inc.	Chief Operating Officer/Chief Financial Officer

Clive A. Gillmore Chief Executive Officer	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.	Director

	Mondrian Investment Partners (U.S.), Inc.	Director/Non-Executive Chairman of the Board

John Kirk Investment Director	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd.	Director

Nigel G. May Director and Chief Investment Officer-Global Developed Equity Markets	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd.	Director

Christopher A. Moth Chief Investment Officer- Global Fixed Income & Currencies	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd.	Director

Hamish O. Parker Investment Director	Atlantic Value General Partner Limited; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd.	Director

	Atlantic Value Investment Fund GP Ltd.	Director/Chairman of the Board

David G. Tilles Executive Chairman	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.	Director

	MIP Group Ltd.	Director/Chief Executive Officer

	Mondrian International Holdings Limited	Executive Vice President
** All of these companies are group related affiliates of Mondrian Investment Partners Limited.

18.	Northern Trust Investments, N.A.:

Northern Trust Investments, N.A. (“NTI”) is located at 50 South LaSalle Street, Chicago, Illinois 60603 and is a wholly-owned subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank. TNTC is a wholly-owned subsidiary of Northern Trust Corporation (“NTC”), a bank holding company. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Bank, N.A., a wholly-owned subsidiary of NTC. Information as to the directors and officers of NTI are as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Walid T. Abdul Karim Vice President	The Northern Trust Company	Vice President

Bradford S. Adams, Jr. Senior Vice President	The Northern Trust Company	Senior Vice President

James A. Aitcheson Senior Vice President	The Northern Trust Company	Senior Vice President

Darlene Allen Vice President	The Northern Trust Company	Vice President

Brayton B. Alley Vice President	The Northern Trust Company	Vice President

David M. Alongi Vice President	The Northern Trust Company	Vice President

Stephen G. Atkins Vice President	The Northern Trust Company	Vice President

Scott R. Ayres Vice President	The Northern Trust Company	Vice President

Frederick A. Azar Vice President	The Northern Trust Company	Vice President

Richard E. Balon, Jr. Senior Vice President	The Northern Trust Company	Senior Vice President

Walid S. Bandar Vice President	The Northern Trust Company	Vice President

Ellen G. Baras Vice President	The Northern Trust Company	Vice President

Andrea C. Barr Vice President	The Northern Trust Company	Vice President

Jeremy M. Baskin Senior Vice President	The Northern Trust Company	Senior Vice President

Belinda M. Basso Vice President	The Northern Trust Company	Vice President

Carl P. Beckman Senior Vice President and Treasurer	The Northern Trust Company	Senior Vice President

Gregory S. Behar Vice President	The Northern Trust Company	Vice President

Jacquelyn M. Benson Vice President	The Northern Trust Company	Vice President

Robert H. Bergson Senior Vice President	The Northern Trust Company	Senior Vice President

Timothy P. Blair Vice President	The Northern Trust Company	Vice President

Ali K. Bleecker Senior Vice President	The Northern Trust Company	Senior Vice President

Eric Vonn Boeckmann Vice President	The Northern Trust Company	Vice President

Julia Bristow Briggs Vice President	The Northern Trust Company	Vice President

Steven Brodeur Vice President	The Northern Trust Company	Vice President

Kieran Browne Vice President	The Northern Trust Company	Vice President

Elizabeth J. Buerckholtz Vice President	The Northern Trust Company	Vice President

Martin B. Bukoll Senior Vice President	The Northern Trust Company	Senior Vice President

Richard C. Campbell, Jr. Senior Vice President	The Northern Trust Company	Senior Vice President

Craig R. Carberry Secretary	The Northern Trust Company	Senior Attorney

Christopher W. Carlson Senior Vice President	The Northern Trust Company	Senior Vice President

Mark D. Carlson Senior Vice President	The Northern Trust Company	Senior Vice President

Robert A. Carlson Vice President	The Northern Trust Company	Vice President

Lisa R. Carriere Vice President	The Northern Trust Company	Vice President

Keith D. Carroll Vice President	The Northern Trust Company	Vice President

Clinton S. Cary Vice President	The Northern Trust Company	Vice President

Edward J. Casey Vice President	The Northern Trust Company	Vice President

Michael R. Chico Vice President	The Northern Trust Company	Vice President

Richard L. Clark Vice President	The Northern Trust Company	Vice President

John Sterling Cole II Senior Vice President	The Northern Trust Company	Senior Vice President

Kevin Anthony Connellan Senior Vice President	The Northern Trust Company	Senior Vice President

David A. Corris Vice President	The Northern Trust Company	Vice President

Joseph H. Costello Vice President	The Northern Trust Company	Vice President

Stephen J. Cousins Vice President	The Northern Trust Company	Vice President

John P. Cristello Vice President	The Northern Trust Company	Vice President

Alain Cubeles Senior Vice President	The Northern Trust Company	Senior Vice President

Susan C. Czochara Vice President	The Northern Trust Company	Vice President

Louis R. D’Arienzo Vice President	Northern Trust Bank, N.A.	Vice President

James Danaher Vice President	The Northern Trust Company	Vice President

Jordan D. Dekhayser Vice President	The Northern Trust Company	Vice President

William Dennehy II Vice President	The Northern Trust Company	Vice President

Michael C. Dering Vice President	The Northern Trust Company	Vice President

Philip S. DeSantis Vice President	The Northern Trust Company	Vice President

Timothy J. Detroy Vice President	The Northern Trust Company	Vice President

Caroline E. Devlin Vice President	The Northern Trust Company	Vice President

Joseph R. Diehl, Jr. Senior Vice President	The Northern Trust Company	Senior Vice President

John C. Doell Vice President	The Northern Trust Company	Vice President

Anna Dvinsky Domb Vice President	The Northern Trust Company	Vice President

Michael T. Doyle Vice President	The Northern Trust Company	Vice President

Peter John Driscoll Vice President	The Northern Trust Company	Vice President

Michael J. Drucker Vice President	The Northern Trust Company	Vice President

Orie Leslie Dudley, Jr. Director, Executive Vice President and Chief Investment Officer	The Northern Trust Company and Northern Trust Corporation	Executive Vice President and Chief Investment Officer

Margret Eva Duvall Vice President	The Northern Trust Company	Vice President

Patrick E. Dwyer Vice President	The Northern Trust Company	Vice President

Benjamin Easow Vice President	The Northern Trust Company	Vice President

Craig Steven Edwards Vice President	The Northern Trust Company	Vice President

Michael P. Egizio Vice President	The Northern Trust Company	Vice President

Shannon L. Eidson Vice President	The Northern Trust Company	Vice President

Deborah S. English Vice President	The Northern Trust Company	Vice President

Steven R. Everett Senior Vice President	The Northern Trust Company	Senior Vice President

Peter K. Ewing Senior Vice President	The Northern Trust Company	Senior Vice President

Rosa E. Fausto Vice President	The Northern Trust Company	Vice President

Gregory Fink Senior Vice President	The Northern Trust Company	Senior Vice President

David B. Fitchett Vice President	The Northern Trust Company	Vice President

Peter J. Flood Senior Vice President	The Northern Trust Company	Senior Vice President

Joseph J. Flowers Vice President	The Northern Trust Company	Vice President

Carolyn D. Franklin Vice President	The Northern Trust Company	Vice President

Lee R. Freitag Vice President	The Northern Trust Company	Vice President

Christopher A. Fronk Senior Vice President	The Northern Trust Company	Senior Vice President

Sophia S. Gellen Vice President	The Northern Trust Company	Vice President

Stephanie L. Geller Senior Vice President	The Northern Trust Company	Senior Vice President

Kim Marie Geraghty Vice President	The Northern Trust Company	Former Vice President

Jennifer Ann Gerlach Vice President	The Northern Trust Company	Vice President

Donna Gingras Senior Vice President and Controller	Northern Trust Securities, Inc.	Senior Vice President

Izabella Goldenberg Vice President	The Northern Trust Company	Vice President

Mark C. Gossett Director, Senior Vice President and Chief Operating Officer	The Northern Trust Company	Senior Vice President

Katherine D. Graham Senior Vice President	The Northern Trust Company	Senior Vice President

Robert S. Gray Senior Vice President	The Northern Trust Company	Senior Vice President

Laura Jean Gregg Vice President	The Northern Trust Company	Vice President

Michelle D. Griffin Vice President	The Northern Trust Company	Vice President

Ann M. Halter Vice President	The Northern Trust Company	Vice President

Alice S. Hammer Vice President	The Northern Trust Company	Vice President

Scott A. Hammond Vice President	The Northern Trust Company	Vice President

Geoffrey M. Hance Senior Vice President	The Northern Trust Company	Senior Vice President

William A. Hare Vice President	The Northern Trust Company	Vice President

Alec R. Harrell Vice President	The Northern Trust Company	Vice President

Nora J. Harris Vice President	The Northern Trust Company	Vice President

Philip Dale Hausken Senior Vice President	The Northern Trust Company	Senior Vice President

Sheri Barker Hawkins Senior Vice President	The Northern Trust Company	Senior Vice President

Jennifer A. Heckler Vice President	The Northern Trust Company	Vice President

Robert G. Heppell Vice President	The Northern Trust Company	Vice President

Stefanie Jaron Hest Vice President	The Northern Trust Company	Vice President

Kent C. Hiemenz Senior Vice President	The Northern Trust Company	Senior Vice President

Susan Hill Senior Vice President	The Northern Trust Company	Senior Vice President

Jackson L. Hockley Senior Vice President	The Northern Trust Company	Senior Vice President

Jean-Pierre Holland Vice President	The Northern Trust Company	Vice President

Bruce S. Honig Vice President	The Northern Trust Company	Vice President

Ylondia M. Hudson Vice President	The Northern Trust Company	Vice President

William E. Hyatt Vice President	The Northern Trust Company	Vice President

Daniel T. Hynes Vice President	The Northern Trust Company	Vice President

Richard J. Inzunza Vice President	The Northern Trust Company	Vice President

John W. Iwanicki Senior Vice President	The Northern Trust Company	Senior Vice President

Tamara L. Jackson Senior Vice President	The Northern Trust Company	Senior Vice President

Peter M. Jacobs Senior Vice President	The Northern Trust Company	Senior Vice President

Chrisopher J. Jaeger Vice President	The Northern Trust Company	Vice President

Amy L. Johnson Vice President	The Northern Trust Company	Vice President

Barbara M. Johnston Vice President	The Northern Trust Company	Vice President

Lucia A. Johnston Vice President	The Northern Trust Company	Vice President

Evangeline Mendoza Joves Vice President	The Northern Trust Company	Vice President

David P. Kalis Senior Vice President	The Northern Trust Company	Senior Vice President

Kathleen Kalp Senior Vice President	The Northern Trust Company	Senior Vice President

Ann F. Kanter Vice President	The Northern Trust Company	Vice President

Kendall Lee Kay Senior Vice President	The Northern Trust Company	Senior Vice President

Archibald E. King III Senior Vice President	The Northern Trust Company	Senior Vice President

Deborah L. Koch Vice President	The Northern Trust Company	Vice President

John A. Konstantos Vice President	The Northern Trust Company	Vice President

Konstantinos S. Kordalis Vice President	The Northern Trust Company	Vice President

Donald H. Korytowski Vice President	The Northern Trust Company	Vice President

Nikolas Kotsogiannis Vice President	The Northern Trust Company	Vice President

Michael R. Kovacs Vice President	The Northern Trust Company	Vice President

Michael L. Krauter Vice President	The Northern Trust Company	Vice President

Kevin R. Kresnicka Vice President	The Northern Trust Company	Vice President

John L. Krieg Senior Vice President	The Northern Trust Company	Senior Vice President

David Lamb Vice President	The Northern Trust Company	Vice President

Heather M. Letts Vice President	The Northern Trust Company	Vice President

Dustin A. Lewellyn Vice President	The Northern Trust Company	Vice President

Julie M. Loftus Vice President	The Northern Trust Company	Vice President

Lyle Logan Director and Executive Vice President	The Northern Trust Company	Executive Vice President

Jeanne M. Ludwig Vice President	The Northern Trust Company	Vice President

Mary Lukic Vice President	The Northern Trust Company	Vice President

Lisa Ann Lupi Vice President	The Northern Trust Company	Vice President

Cary J .Lyne Senior Vice President	The Northern Trust Company	Senior Vice President

William A. Lyons Vice President	The Northern Trust Company	Vice President

Stella Mancusi Vice President	The Northern Trust Company	Vice President

George P. Maris Senior Vice President	The Northern Trust Company	Senior Vice President

Daniel James Marshe Vice President	The Northern Trust Company	Vice President

Deborah A. Mastuantuono Vice President	The Northern Trust Company	Vice President

Peter L. Matteucci Vice President	The Northern Trust Company	Vice President

Mary Jane McCart Senior Vice President	The Northern Trust Company	Senior Vice President

James D. McDonald Senior Vice President	The Northern Trust Company	Senior Vice President

Lisa M. McDougal Vice President	The Northern Trust Company	Vice President

Douglas J. McEldowney Vice President	The Northern Trust Company	Vice President

Timothy T. McGregor Senior Vice President	The Northern Trust Company	Senior Vice President

David K. McHugh Senior Vice President	The Northern Trust Company	Senior Vice President

Melinda S. Mecca Senior Vice President	The Northern Trust Company	Senior Vice President

Ashish R. Mehta Vice President	The Northern Trust Company	Vice President

Marilyn J. Meservey Vice President and Assistant Treasurer	The Northern Trust Company	Vice President

Peter M. Michaels Vice President	The Northern Trust Company	Vice President

John P. Mirante Vice President	The Northern Trust Company	Vice President

Tomothy A. Misik Vice President	The Northern Trust Company	Vice President

James L. Mitchell Vice President	The Northern Trust Company	Vice President

Scott O. Muench Vice President	Northern Trust Bank, N.A.	Vice President

Shaun D. Murphy Senior Vice President	The Northern Trust Company	Senior Vice President

Matthew L. Myre Vice President	The Northern Trust Company	Vice President

Curtis A. Nass Vice President	The Northern Trust Company	Vice President

Charles J. Nellans Vice President	The Northern Trust Company	Vice President

Daniel J. Nelson Vice President	The Northern Trust Company	Vice President

Eric D. Nelson Vice President	The Northern Trust Company	Vice President

Greg M. Newman Vice President	The Northern Trust Company	Vice President

William M. Nickey III Vice President	The Northern Trust Company	Vice President

Thomas E. O’Brien Vice President	The Northern Trust Company	Vice President

Eileen M. O’Connor Vice President	The Northern Trust Company	Vice President

Kevin J. O’Shaughnessy Vice President	The Northern Trust Company	Vice President

Matthew Peron Senior Vice President	The Northern Trust Company	Senior Vice President

Daniel J. Personette Vice President	The Northern Trust Company	Vice President

Daniel J. Phelan Vice President	The Northern Trust Company	Vice President

Jonathan S. Pincus Vice President	The Northern Trust Company	Vice President

Donald R. Pollak Senior Vice President	The Northern Trust Company	Senior Vice President

Ofelia M. Potter Vice President	The Northern Trust Company	Vice President

Stephen N. Potter Director	The Northern Trust Company	Director

Nancy Prezioso Babich Vice President	The Northern Trust Company	Vice President

Katie D. Pries Senior Vice President	The Northern Trust Company	Senior Vice President

Patrick D. Quinn Vice President	The Northern Trust Company	Vice President

Andrew F. Rakowski Vice President	The Northern Trust Company	Vice President

Chad M. Rakvin Senior Vice President	The Northern Trust Company	Senior Vice President

Brent D. Reeder Senior Vice President	The Northern Trust Company	Senior Vice President

Jacqueline R. Reller Vice President	The Northern Trust Company	Vice President

Donna Lee Renaud Vice President	The Northern Trust Company	Vice President

Kristina Anne Richardson Vice President	The Northern Trust Company	Vice President

Alan W. Robertson Director and Senior Vice President	The Northern Trust Company	Senior Vice President

Colin A. Robertson Senior Vice President	The Northern Trust Company	Senior Vice President

Heather Parkes Rocha Vice President	The Northern Trust Company	Vice President

Duane Scott Rocheleau Senior Vice President	The Northern Trust Company	Senior Vice President

Theresa M. Rowohlt Vice President	The Northern Trust Company	Vice President

Lori Rae Runquist Senior Vice President	The Northern Trust Company	Senior Vice President

John D. Ryan Vice President	The Northern Trust Company	Vice President

Alexander D. Ryer Vice President	The Northern Trust Company	Vice President

Joyce St. Clair Director	The Northern Trust Company	Executive Vice President

Steven J. Santiccioli Vice President	The Northern Trust Company	Vice President

Steven A. Schoenfeld Senior Vice President	The Northern Trust Company	Senior Vice President

Eric K. Schweitzer Senior Vice President	The Northern Trust Company	Senior Vice President

Guy J. Sclafani Vice President	The Northern Trust Company	Vice President

Richard Raymond Seward Senior Vice President	The Northern Trust Company	Senior Vice President

Vernessa Sewell Vice President	The Northern Trust Company	Vice President

Christopher D. Shipley Vice President	The Northern Trust Company	Vice President

John D. Skjervem Senior Vice President	The Northern Trust Company	Senior Vice President

Stephen P. Sliney Vice President	The Northern Trust Company	Vice President

Mark C. Sodergren Vice President	The Northern Trust Company	Vice President

Theodore T. Southworth Senior Vice President	The Northern Trust Company	Senior Vice President

Carol J. Spartz Vice President	The Northern Trust Company	Vice President

Allison Walpole Stewart Vice President	The Northern Trust Company	Vice President

Colin S. Stewart Vice President	Northern Trust Securities, Inc.	Vice President

Kurt S. Stoeber Vice President	The Northern Trust Company	Vice President

Peter C. Stournaras Senior Vice President	The Northern Trust Company	Senior Vice President

Robert N. Streed Senior Vice President	The Northern Trust Company	Senior Vice President

Carol H. Sullivan Senior Vice President	The Northern Trust Company	Senior Vice President

Kevin P. Sullivan Vice President	The Northern Trust Company	Vice President

Carolyn B. Szaflik Vice President	Northern Trust Bank, N.A.	Vice President

Jon E. Szostak II Vice President	The Northern Trust Company	Vice President

Frank D. Szymanek Senior Vice President	The Northern Trust Company	Senior Vice President

Brad L. Taylor Vice President	The Northern Trust Company	Vice President

James C. Taylor Vice President	The Northern Trust Company	Vice President

Sunitha C. Thomas Vice President	The Northern Trust Company	Vice President

Jane W. Thompson Senior Vice President	The Northern Trust Company	Senior Vice President

Jennifer Kamp Trethaway Executive Vice President	The Northern Trust Company	Executive Vice President

Betsy Licht Turner Senior Vice President	The Northern Trust Company	Senior Vice President

Matthew R. Tushman Senior Vice President	The Northern Trust Company	Senior Vice President

David J. Unger Vice President	The Northern Trust Company	Vice President

Christopher W. Van Alstyne Vice President	The Northern Trust Company	Vice President

Brett A. Varchetto Vice President	The Northern Trust Company	Vice President

Michael A. Vardas Director and Senior Vice President	The Northern Trust Company	Senior Vice President

Richard Allan Vigsnes II Senior Vice President	The Northern Trust Company	Senior Vice President

Jens A. Vinje Vice President	The Northern Trust Company	Vice President

Frederick H. Waddell Director, President and Chief Executive Officer	The Northern Trust Company	President – Corporate and Institutional Services

Sharon M. Walker Vice President	Northern Trust Bank, N.A.	Vice President

Jeff M. Warland Vice President	The Northern Trust Company	Vice President

Scott B. Warner Vice President	The Northern Trust Company	Vice President

Lloyd A. Wennlund Director and Executive Vice President	The Northern Trust Company	Executive Vice President

	Northern Trust Securities, Inc.	President

Anthony E. Wilkins Senior Vice President	The Northern Trust Company	Senior Vice President

Thomas C. Williams Vice President	The Northern Trust Company	Vice President

Marie C. Winters Vice President	The Northern Trust Company	Vice President

Joseph E. Wolfe Vice President	The Northern Trust Company	Vice President

Kai Yee Wong Vice President	Northern Trust Bank, N.A.	Vice President

Mary Kay Wright Vice President	The Northern Trust Company	Vice President

Matthew C. Wruck Vice President	The Northern Trust Company	Vice President

19.	Payden & Rygel:

Payden & Rygel is located at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071 and engages principally in the business of providing investment services to institutional clients. Information as to the directors and officers of Payden & Rygel is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Robin Creswell Managing Principal	Payden & Rygel Global Ltd.	Managing Director

Scott J. Weiner, Ph.D. Managing Principal	Metzler/Payden LLC	President

Alverne Bolitho Principal	Payden & Rygel Global Ltd.	Director

Mark Morris, CFA Principal	Payden & Rygel Global Ltd.	Director

20.	Pacific Investment Management Company LLC:

Pacific Investment Management Company LLC (“PIMCO”) is located at 840 Newport Center Drive, Newport Beach, California 92260. PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed-income portfolios. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE is the indirect majority owner of AGI LP and is a European-based, multinational insurance and financial services holding company. The directors and officers of PIMCO and their business and other connections are as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Tammie J. Arnold Managing Director	Pacific Investment Mgt Co. LLC	Head, Global Retail Distr

Brian P. Baker Managing Director	PIMCO Asia Ltd.	Account Manager

William R. Benz II Managing Director	PIMCO Europe Limited	Head of Acct Mgmt-Europe

Vineer Bhansali Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

Wendy W. Cupps Managing Director	Pacific Investment Mgt Co. LLC	Head, Product Management

Craig A. Dawson Managing Director	Pacific Investment Mgt Co. LLC	Head, Prod Mgmt-Europe

Chris P. Dialynas Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

Mohamed A. El-Erian Managing Director	Pacific Investment Mgt Co. LLC	Co-CEO Co-CIO

William H. Gross Managing Director	Pacific Investment Mgt Co. LLC	Founder, CIO-Sr Port Mgr

Douglas M. Hodge Managing Director	PIMCO Japan Limited	Director, Asia Pacific

Brent L. Holden Managing Director	Pacific Investment Mgt Co. LLC	Co-Hd of US Acct Mgmt

Daniel J. Ivascyn Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

Lew W. Jacobs IV Managing Director	Pacific Investment Mgt Co. LLC	Head of Talent Management

David C. Lown Managing Director	Pacific Investment Mgt Co. LLC	Technology & Operations

Scott A. Mather Managing Director	Pacific Investment Mgt Co. LLC	Head, PM Global Desk

Paul A. McCulley Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

Joseph V. McDevitt Managing Director	PIMCO Europe Limited	Head, PIMCO Europe

Curtis A. Mewbourne Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

James Frederic Muzzy Managing Director	Pacific Investment Mgt Co. LLC	Founder, Head, Bus Dev US

Thomas J. Otterbein Managing Director	Pacific Investment Mgt Co. LLC	Co-Hd of US Acct Mgmt

William C. Powers Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

Emanuele Ravano Managing Director	PIMCO Europe Limited	Head Portfolio Mgt London

Ernest L. Schmider Managing Director	Pacific Investment Mgt Co. LLC	Head of Funds Admin

W. Scott Simon Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

Makoto Takano Managing Director	PIMCO Japan Limited	President of PIMCO Japan

William S. Thompson Managing Director	Pacific Investment Mgt Co. LLC	Chief Executive Officer

Richard M. Weil Managing Director	Pacific Investment Mgt Co. LLC	Chief Operating Officer

Changhong Zhu Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

Mike Amey Executive VP	PIMCO Europe Limited	Portfolio Manager

Joshua M. Anderson Executive VP	Pacific Investment Mgt Co. LLC	Portfolio Manager

David S. Andrews Executive VP	Pacific Investment Mgt Co. LLC	Credit Analyst

Andrew Thomas Balls Executive VP	Pacific Investment Mgt Co. LLC	Head, Euro Portfolio Mgmt

Stephen B. Beaumont Executive VP	Pacific Investment Mgt Co. LLC	Account Manager

Gregory A. Bishop Executive VP	Pacific Investment Mgt Co. LLC	Financial Inter Group

Volker Blau Executive VP	PIMCO Europe Ltd. Munich Branch	Head Insurance

Andrew Bosomworth Executive VP	PIMCO Europe Ltd. Munich Branch	Co-Head Munich Port Mgmt

Jennifer S. Bridwell Executive VP	Pacific Investment Mgt Co. LLC	Mortgage Product Manager

WH Bruce Brittain Executive VP	Pacific Investment Mgt Co. LLC	Structured Product Mgr

Sabrina C. Callin Executive VP	Pacific Investment Mgt Co. LLC	StocksPLUS Product Mgr

Richard H. Clarida Executive VP	Pacific Investment Mgt Co. LLC	Global Strategic Advisor

Cyrille R. Conseil Executive VP	Pacific Investment Mgt Co. LLC	Portfolio Manager

John B. Cummings Executive VP	Pacific Investment Mgt Co. LLC	Portfolio Manager

Suhail H. Dada Executive VP	PIMCO Europe Limited	Head, Middle East Bus Dev

William G. De Leon Executive VP	Pacific Investment Mgt Co. LLC	EVP, Portfolio Manager

Edward Devlin Executive VP	Pacific Investment Mgt Co. LLC	Portfolio Manager

David N. Fisher III Executive VP	Pacific Investment Mgt Co. LLC	Global Product Manager

David C. Flattum Executive VP	Pacific Investment Mgt Co. LLC	General Counsel

Hock Meng Foong Executive VP	PIMCO Asia Pte Ltd	Acct Mgr / Office Head

Dorothee J. Fuhrmann Executive VP	PIMCO Europe Limited	Product Manager

Richard F. Fulford III Executive VP	PIMCO Europe Limited	Account Manager

George Steven Gleason Executive VP	Pacific Investment Mgt Co. LLC	Account Manager

Michael A. Gomez Executive VP	Pacific Investment Mgt Co. LLC	Emerging Market Port Mgr

Stuart Thomson Graham Executive VP	PIMCO Canada	Head, PIMCO Canada

Robert J. Greer Executive VP	Pacific Investment Mgt Co. LLC	Real Return Product Mgr

Gordon C. Hally Executive VP	Pacific Investment Mgt Co. LLC	Account Manager

John P. Hardaway Executive VP	Pacific Investment Mgt Co. LLC	Mgr, Mut Funds Operations

Kazunori Harumi Executive VP	PIMCO Japan Limited	Client Svcs - Pension

Dwight F. Holloway Jr. Executive VP	PIMCO Europe Limited	Account Manager

Mark T. Hudoff Executive VP	Pacific Investment Mgt Co. LLC	Portfolio Manager

Mark R. Kiesel Executive VP	Pacific Investment Mgt Co. LLC	Portfolio Manager

Stephanie Lorraine King Executive VP	Pacific Investment Mgt Co. LLC	Account Manager

Bruno Joseph Lettich Executive VP	Pacific Investment Mgt Co. LLC	Portfolio Manager

Matthieu Louanges Executive VP	PIMCO Europe Ltd. Munich Branch	Co-Head Munich Port Mgmt

Tomoya Masanao Executive VP	PIMCO Japan Limited	Portfolio Manager

Mark V. McCray Executive VP	Pacific Investment Mgt Co. LLC	Portfolio Manager

Robert Mead Executive VP	PIMCO Australia Pty. Ltd.	Portfolio Manager

John M. Miller Executive VP	Pacific Investment Mgt Co. LLC	Account Manager

Scott A. Millimet Executive VP	Pacific Investment Mgt Co. LLC	Account Manager

Haruki Minaki Executive VP	PIMCO Japan Limited	COO & Head Legal,Japan

Kristen S. Monson Executive VP	Pacific Investment Mgt Co. LLC	Account Manager

James F. Moore Executive VP	Pacific Investment Mgt Co. LLC	Product Mgr, Pension Spec

Douglas J. Ongaro Executive VP	Pacific Investment Mgt Co. LLC	Head, Fin Inter Group

Koyo Ozeki Executive VP	PIMCO Japan Limited	Hd, Asian Credit Research

Saumil H. Parikh Executive VP	Pacific Investment Mgt Co. LLC	Portfolio Manager

Jung Park Executive VP	PIMCO Asia Ltd.	Business Development

Bradley W. Paulson Executive VP	Pacific Investment Mgt Co. LLC	Head Global Legal/Compl.

Elizabeth M. Philipp Executive VP	Pacific Investment Mgt Co. LLC	Account Manager

Mark J. Porterfield Executive VP	Pacific Investment Mgt Co. LLC	Media & Public Relations

Brigitte Posch Executive VP	Pacific Investment Mgt Co. LLC	Portfolio Manager, EM

Stephen A. Rodosky Executive VP	Pacific Investment Mgt Co. LLC	Portfolio Manager

Scott L. Roney Executive VP	Pacific Investment Mgt Co. LLC	Account Manager

Seth R. Ruthen Executive VP	Pacific Investment Mgt Co. LLC	Account Manager

Jeffrey M. Sargent Executive VP	Pacific Investment Mgt Co. LLC	Head-Ops & IT Munich

Jerome M. Schneider Executive VP	Pacific Investment Mgt Co. LLC	Portfolio Manager

Jonathan D. Short Executive VP	Pacific Investment Mgt Co. LLC	Head, Inst Bus Dev

Thibault C. Stracke Executive VP	Pacific Investment Mgt Co. LLC	Co-Head - Credit Research

Thomas F. Streiff Executive VP	Pacific Investment Mgt Co. LLC	Product Mgr, Retirement

Peter G. Strelow Executive VP	Pacific Investment Mgt Co. LLC	Mgr, Mutual Funds Admin

Mark A. Taborsky Executive VP	Pacific Investment Mgt Co. LLC	Product Manager, AA

Daniel I. Tarman Executive VP	Pacific Investment Mgt Co. LLC	Head of Mktg Communctns

Rami Toloui-Tehrani Executive VP	Pacific Investment Mgt Co. LLC	Portfolio Manager

Eve Anne Celine Tournier Executive VP	Pacific Investment Mgt Co. LLC	Portfolio Manager

Richard E. Tyson Executive VP	Pacific Investment Mgt Co. LLC	Senior Operations Manager

Marc van Heel Executive VP	PIMCO Europe Limited	Head, Bus Dev NLD/BEL

Jim Ward Executive VP	Pacific Investment Mgt Co. LLC	Head of Human Resources

John F. Wilson Executive VP	PIMCO Australia Pty. Ltd.	Head, Bus Dev Australia

Susan L. Wilson Executive VP	Pacific Investment Mgt Co. LLC	Account Manager

George H. Wood Executive VP	Pacific Investment Mgt Co. LLC	Account Manager

Mihir P. Worah Executive VP	Pacific Investment Mgt Co. LLC	Portfolio Manager

Robert O. Young Executive VP	Pacific Investment Mgt Co. LLC	Account Manager

Cheng-Yuan Yu Executive VP	Pacific Investment Mgt Co. LLC	Financial Engineer

Laura A. Ahto Sr. Vice President	PIMCO Europe Limited	Head-Ops,Admin,Euro Funds

Daniel Baburek Sr. Vice President	PIMCO Japan Limited	Portfolio Manager

Lee Davison Beck Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Andreas Berndt Sr. Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

David James Blair Sr. Vice President	Pacific Investment Mgt Co. LLC	Credit Analyst

Felix Blomenkamp Sr. Vice President	PIMCO Europe Ltd. Munich Branch	Head ABS

Philippe Bodereau Sr. Vice President	PIMCO Europe Limited	Credit Analyst

Kevin M. Broadwater Sr. Vice President	Pacific Investment Mgt Co. LLC	Attorney

Erik C. Brown Sr. Vice President	Pacific Investment Mgt Co. LLC	Tax Manager

Giang H. Bui Sr. Vice President	Pacific Investment Mgt Co. LLC	Structured Credit Analyst

Michael A. Burns Sr. Vice President	PIMCO Europe Limited	Account Manager

Robert Scott Carnachan Sr. Vice President	PIMCO Asia Ltd.	Asia Ex-Jpn Legal Counsel

John R. Cavalieri Sr. Vice President	Pacific Investment Mgt Co. LLC	Product Mgr, Real Return

Eugene Maynard Colter, Jr. Sr. Vice President	Pacific Investment Mgt Co. LLC	Head, Messaging & Content

Jonathan B. Cressy Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Kumaran K Damodaran Sr. Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

James Darling Sr. Vice President	PIMCO Canada	Account Manager

David J. Dorff Sr. Vice President	Pacific Investment Mgt Co. LLC	Financial Engineer

Peter G. Dorrian Sr. Vice President	PIMCO Australia Pty. Ltd.	Head, Remarketing

Jennifer E. Durham Sr. Vice President	Pacific Investment Mgt Co. LLC	Chief Compliance Officer

Ben Emons Sr. Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Steven Ellis Ferber Sr. Vice President	Pacific Investment Mgt Co. LLC	DC Channel, Business Dev.

Robert A. Fields Sr. Vice President	Pacific Investment Mgt Co. LLC	Muni Product Manager

Marcellus M. Fisher Sr. Vice President	Pacific Investment Mgt Co. LLC	Manager, Trade Support

Joseph A. Fournier Sr. Vice President	PIMCO Europe Limited	Account Manager

Julian Foxall Sr. Vice President	PIMCO Australia Pty. Ltd.	Portfolio Manager

Ursula T. Frisch Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Alessandro Gandolfi Sr. Vice President	PIMCO Europe Limited	Head, Bus Dev Italy

Yuri P. Garbuzov Sr. Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Christopher T. Getter Sr. Vice President	Pacific Investment Mgt Co. LLC	Product Manager, EM

Gian Luca Giurlani Sr. Vice President	PIMCO Europe Limited	European Re-Marketing

Gregory S. Grabar Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

John Lawrence Griffiths Sr. Vice President	PIMCO Europe Limited	Head of Business Dev - UK

Jared B. Gross Sr. Vice President	Pacific Investment Mgt Co. LLC	Product Manager, LDI

Sachin Gupta Sr. Vice President	PIMCO Europe Limited	Portfolio Manager

Shailesh Gupta Sr. Vice President	Pacific Investment Mgt Co. LLC	Financial Engineer

Tamotsu Hasegawa Sr. Vice President	PIMCO Japan Limited	Account Manager

Arthur J. Hastings Sr. Vice President	Pacific Investment Mgt Co. LLC	Compliance Manager

Ray C. Hayes Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Ilan Heimann Sr. Vice President	PIMCO Europe Limited	Product Manager

Jeffrey Helsing Sr. Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Gang Hu Sr. Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager, TIPS

Mark Alan Hughes Sr. Vice President	Pacific Investment Mgt Co. LLC	Credit Analyst

Daniel Herbert Hyman Sr. Vice President	Pacific Investment Mgt Co. LLC	Portfolio Mgr, ABS-MBS

Juergen Jann Sr. Vice President	PIMCO Europe Ltd. Munich Branch	Co-Head Munich Gbl Desk

Ulrich Katz Sr. Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Andreas Keck Sr. Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

John Stephen King, Jr. Sr. Vice President	Pacific Investment Mgt Co. LLC	Attorney

Steven P. Kirkbaumer Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Mitsuaki Komatsu Sr. Vice President	PIMCO Japan Limited	Head of Compliance

Thomas Kressin Sr. Vice President	PIMCO Europe Ltd. Munich Branch	Co-Head Munich Gbl Desk

Kevin D. Kuhner Sr. Vice President	PIMCO Europe Limited	Co-Head, Euro Remarketing

Warren M. Lackey Sr. Vice President	Pacific Investment Mgt Co. LLC	Director, Communications

Henrik P. Larsen Sr. Vice President	Pacific Investment Mgt Co. LLC	Mgr Fund Administration

Yanay Lehavi Sr. Vice President	Pacific Investment Mgt Co. LLC	Senior Developer

Gordon F. Linke Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Rafael A. Lopez Sr. Vice President	PIMCO Japan Limited	Operations Manager

Steven Charles Ludwig Sr. Vice President	Pacific Investment Mgt Co. LLC	Senior Compliance Officer

Richard Mak Sr. Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Scott W. Martin Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Julie Ann Meggers Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Cynthia Louise Meyn Sr. Vice President	Pacific Investment Mgt Co. LLC	Senior Operations Manager

Kendall P. Miller, Jr. Sr. Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Davida J. Milo Sr. Vice President	Pacific Investment Mgt Co. LLC	CRM Platform Manager

Gail Mitchell Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Eric J. Mogelof Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Robert Morena Sr. Vice President	Pacific Investment Mgt Co. LLC	Head, Inst Bus Dev NY

Raja Mukherji Sr. Vice President	Pacific Investment Mgt Co. LLC	Credit Analyst

Alfred T. Murata Sr. Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Ramakrishnan S. Nambimadom Sr. Vice President	Pacific Investment Mgt Co. LLC	Financial Engineer

Steven B. Nicholls Sr. Vice President	PIMCO Europe Limited	Account Manager

Roger O. Nieves Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Gillian O’Connell Sr. Vice President	PIMCO Europe Limited	Manager of Operations

Shigeki Okamura Sr. Vice President	PIMCO Japan Limited	Account Manager

Eric Alan Okun Sr. Vice President	Pacific Investment Mgt Co. LLC	Senior Manager

Arthur Y.D. Ong Sr. Vice President	Pacific Investment Mgt Co. LLC	Attorney

Guillermo Ariel Osses Sr. Vice President	Pacific Investment Mgt Co. LLC	Emerging Market Analyst

Lorenzo P. Pagani Sr. Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Keith Perez Sr. Vice President	Pacific Investment Mgt Co. LLC	Senior Developer

Rudolph Pimentel Sr. Vice President	Pacific Investment Mgt Co. LLC	Product Manager

David J. Pittman Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Axel Potthof Sr. Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Krishna Prasad Sr. Vice President	PIMCO Europe Limited	Portfolio Manager, ABS

Vladyslav Putyatin Sr. Vice President	PIMCO Europe Limited	Portfolio Manager

Wendong Qu Sr. Vice President	Pacific Investment Mgt Co. LLC	Financial Engineer

Ronald M. Reimer Sr. Vice President	Pacific Investment Mgt Co. LLC	Financial Engineer

Paul W. Reisz Sr. Vice President	Pacific Investment Mgt Co. LLC	ST/Stable Value Prod Mgr

Yiannis Repoulis Sr. Vice President	PIMCO Europe Ltd. Munich Branch	Account Manager

Thomas Edmund Rice Sr. Vice President	PIMCO Europe Limited	European Legal Counsel

Melody Rollins Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Mark A. Romano Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Stacy Leigh Schaus Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Stephen O. Schulist Sr. Vice President	Pacific Investment Mgt Co. LLC	Financial Engineer

Verena Senne Sr. Vice President	PIMCO Europe Ltd. Munich Branch	L&C Officer

Ivan Skobtsov Sr. Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Kenton Todd Smith Sr. Vice President	Pacific Investment Mgt Co. LLC	ABS/MBS Analyst

Michael Sonner Sr. Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Luke Drago Spajic Sr. Vice President	PIMCO Europe Limited	Head - Pan Euro Credit PM

Scott M. Spalding Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Jeffrey Springer Sr. Vice President	PIMCO Australia Pty. Ltd.	Account Manager

Christian Martin Staub Sr. Vice President	PIMCO Switzerland LLC	Head, PIMCO Switzerland

Scott Patrick Steele Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Joel Edward Strauch Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Junji Tabata Sr. Vice President	PIMCO Japan Limited	Legal

Kyle J. Theodore Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Michael Frazier Thompson Sr. Vice President	PIMCO Europe Limited	Co-Head, Euro Remarketing

Powell C. Thurston Sr. Vice President	Pacific Investment Mgt Co. LLC	Structured Product Mgr

Natalie Trevithick Sr. Vice President	Pacific Investment Mgt Co. LLC	Invest Grade Corp Trader

Shiro Tsubota Sr. Vice President	PIMCO Japan Limited	Client Servicing

Maria-Theresa F. Vallarta-Jordal Sr. Vice President	Pacific Investment Mgt Co. LLC	Attorney

Marco van Akkeren Sr. Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager ABS-MBS

Jeroen T. S. van Bezooijen Sr. Vice President	PIMCO Europe Limited	Product Manager, LDI

Henk Jan van Zoelen Sr. Vice President	PIMCO Europe Limited	Account Mgr

David Viana Sr. Vice President	PIMCO Europe Limited	Int’l Compliance Officer

Hiromi Wada Sr. Vice President	PIMCO Japan Limited	Account Manager

Trent W. Walker Sr. Vice President	Pacific Investment Mgt Co. LLC	Financial Reporting Mgr

Michael C. Watchorn Sr. Vice President	Pacific Investment Mgt Co. LLC	Credit Analyst

Timothy C. White Sr. Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Bransby M. Whitton Sr. Vice President	PIMCO Asia Pte Ltd	Account Manager

Christian Wild Sr. Vice President	PIMCO Europe Ltd. Munich Branch	Credit Research Analyst

Mitchell W. Wilner Sr. Vice President	Pacific Investment Mgt Co. LLC	High Yield Trader

Frank Witt Sr. Vice President	PIMCO Europe Ltd. Munich Branch	Head, Bus Dev DEU/AUT

Shinichi Yamamoto Sr. Vice President	PIMCO Japan Limited	Account Manager

Tamerlan Abdikeev Vice President	PIMCO Europe Ltd. Munich Branch	Manager, Bus Dev

Mark Saied Afrasiabi Vice President	Pacific Investment Mgt Co. LLC	Credit Analyst

Carlos Agredano Vice President	Pacific Investment Mgt Co. LLC	Financial Engineer

Georgios Allamanis Vice President	PIMCO Europe Limited	Account Manager

Michael Althof Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Mangala V. Ananthanarayanan Vice President	PIMCO Europe Limited	Account Manager

Stacie D. Anctil Vice President	Pacific Investment Mgt Co. LLC	Pricing Manager

Kwame A. Anochie Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Susan Asay Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Joerg Avancini Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Gita Bal Vice President	PIMCO Europe Limited	Credit Analyst

Sharad Bansal Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Donna E. Barnes Vice President	Pacific Investment Mgt Co. LLC	FINRA Prin & Compl Mgr

Sandra M. Benson Vice President	Pacific Investment Mgt Co. LLC	Sr. Corporate Paralegal

Kfir Naftali Ben-Zvi Vice President	Pacific Investment Mgt Co. LLC	Portfolio Pricing Analyst

Matteo Bertolo Vice President	PIMCO Europe Limited	Account Manager

Dave H. Bierman Vice President	Pacific Investment Mgt Co. LLC	Software Developer

Ryan Patrick Blute Vice President	PIMCO Europe Limited	Product Manager

Timo Boehm Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Laurence Edwin Bolton Vice President	Pacific Investment Mgt Co. LLC	Attorney

C. Robert Boyd Vice President	Pacific Investment Mgt Co. LLC	Senior Structure Analyst

Myles E.C. Bradshaw Vice President	PIMCO Europe Limited	Portfolio Manager

Matthew H. Brenner Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Jelle Brons Vice President	PIMCO Europe Limited	Trading Associate

Christopher P. Brune Vice President	Pacific Investment Mgt Co. LLC	Risk Oversight Analyst

Robert Burns Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Jeffrey Alan Byer Vice President	Pacific Investment Mgt Co. LLC	Fund Development

Christopher Caltagirone Vice President	Pacific Investment Mgt Co. LLC	Product Manager

Wing-Harn Chen Vice President	Pacific Investment Mgt Co. LLC	Credit Analyst

Audrey Lee Cheng Vice President	Pacific Investment Mgt Co. LLC	Attorney

Tracy Chin Vice President	PIMCO Australia Pty. Ltd.	Credit Analyst

William Chipp Vice President	Pacific Investment Mgt Co. LLC	Global Service Liaison

Amit Chopra Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Raymond Matthew Clark Vice President	Pacific Investment Mgt Co. LLC	Account Manager

James Robert Clarke Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Anthony H. Cooke Vice President	Pacific Investment Mgt Co. LLC	Software Developer

Darryl Paul Cornelius Vice President	PIMCO Europe Limited	Product Specialist

Ana Cortes Gonzalez Vice President	PIMCO Europe Limited	Portfolio Manager, ABS

William Sylvester Cumby III Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager ABS-MBS

Juergen Dahlhoff Vice President	PIMCO Europe Ltd. Munich Branch	Credit Research Analyst

Birgitte Danielsen Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Mary De Bellis Vice President	Pacific Investment Mgt Co. LLC	Dom Trade Asst Supervisor

Nicola A. De Lorenzo Vice President	PIMCO Europe Limited	Business Mgt Associate

Burcin Dilek Vice President	PIMCO Europe Ltd. Munich Branch	Head Trade Support

Anton Dombrovsky Vice President	PIMCO Europe Ltd. Munich Branch	Product Manager

Matthew P. Dorsten Vice President	Pacific Investment Mgt Co. LLC	Financial Engineer

Travis J. Dugan Vice President	Pacific Investment Mgt Co. LLC	Money Market Specialist

Manish Dutta Vice President	Pacific Investment Mgt Co. LLC	Senior Software Developer

Vernon Edler Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Ben Matthew Edwards Vice President	PIMCO Europe Limited	Account Manager

Linda Eedes Vice President	PIMCO Europe Limited	Account Manager

Edward L. Ellis Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Antoinette Eltz Vice President	PIMCO Europe Limited	Product Manager

Jason S. England Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Bret W. Estep Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Stefanie D. Evans Vice President	Pacific Investment Mgt Co. LLC	Sr Mortgage Credit Anlyst

Martin E. Feeny Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Melissa A. Fejdasz Vice President	Pacific Investment Mgt Co. LLC	Contracts Admin Manager

Thomas Finkenzeller Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Andrew C. Forsyth Vice President	PIMCO Canada	Head, Bus Dev Canada

Ellen Fowler Vice President	Pacific Investment Mgt Co. LLC	Executive Assistant

Frank Froehlich Vice President	PIMCO Europe Ltd. Munich Branch	Compliance Officer

Hiroaki Furusho Vice President	PIMCO Japan Limited	Account Manager

Leandro Jose Galli Vice President	PIMCO Europe Limited	Trading Associate

Andrew David Garnett Vice President	PIMCO Europe Limited	Regulatory Compliance Mgr

Sharad Ghosh Vice President	PIMCO Asia Pte Ltd	Account Manager

Thomas C. Gibson Vice President	Pacific Investment Mgt Co. LLC	AIMR Compl Audit Spec

Robert M. Gingrich Vice President	Pacific Investment Mgt Co. LLC	Financial Engineer

Linda J. Gould Vice President	Pacific Investment Mgt Co. LLC	Fee Analyst

Myrrha H. Grady Vice President	Pacific Investment Mgt Co. LLC	Manager

Zoya Schoenholtz Graves Vice President	Pacific Investment Mgt Co. LLC	Global Strategic Mktg&Ad

Stuart Paul Griffiths Vice President	PIMCO Europe Limited	Risk & Compliance Officer

Kristin Lynn Gruben Vice President	Pacific Investment Mgt Co. LLC	Compliance Officer

Marco Grzesik Vice President	PIMCO Europe Ltd. Munich Branch	Head, Bus Dev France

Haidi Gu Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Tim Haaf Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Tanja Haeckl Vice President	PIMCO Europe Ltd. Munich Branch	VP, Head Cash Desk

William Robert Hagmeier Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Matthew Richard Hauschild Vice President	Pacific Investment Mgt Co. LLC	Senior Developer

Kaveh Christian Heravi Vice President	Pacific Investment Mgt Co. LLC	Technology Manager

Hans Joerg Herlan Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Thomas R. Hockswender Vice President	Pacific Investment Mgt Co. LLC	Senior Developer

Jonathan Lane Horne Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Hwa-Ming Hsiang Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Michael Huxhorn Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Terrence Liu Ing Vice President	Pacific Investment Mgt Co. LLC	Credit Analyst

Eric D. Johnson Vice President	Pacific Investment Mgt Co. LLC	Mutual Fund Admin

Kelly Johnson Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Nicholas J. Johnson Vice President	Pacific Investment Mgt Co. LLC	Commodity Analyst

Jeff Jones Vice President	Pacific Investment Mgt Co. LLC	Learning/Ldrshp Dvlpment

Steven L. Jones Vice President	Pacific Investment Mgt Co. LLC	Product Manager

Daniel V. Jordan Vice President	Pacific Investment Mgt Co. LLC	Fin Business Analyst

Tadashi Kakuchi Vice President	PIMCO Japan Limited	Portfolio Manager

Natalie Karpov Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Constance Kavafyan Vice President	PIMCO Europe Limited	Acct Manager

Philipp Kellerhals Vice President	PIMCO Europe Ltd. Munich Branch	Head Quant Strategies

Benjamin Marcus Kelly Vice President	PIMCO Australia Pty. Ltd.	Account Manager

Alec Kersman Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Jason M. Kezelman Vice President	Pacific Investment Mgt Co. LLC	Account Manager

John Jeffrey Kirkowski Vice President	Pacific Investment Mgt Co. LLC	Product Manager

Yayoi Kishimoto Vice President	PIMCO Japan Limited	Account Manager

Chisato Kohari Vice President	PIMCO Japan Limited	Credit Analyst

Kimberley Grace Korinke Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Ryan Patrick Korinke Vice President	Pacific Investment Mgt Co. LLC	Product Manager

Stefan Kuehne Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Mukund Kumar Vice President	Pacific Investment Mgt Co. LLC	Sr Developer/Fin Engineer

Richard R. LeBrun Jr. Vice President	Pacific Investment Mgt Co. LLC	Attorney

Alvin Lip Sin Lee Vice President	PIMCO Asia Pte Ltd	Mgr, Compliance & Acctg

Robert Ru-Bor Lee Vice President	Pacific Investment Mgt Co. LLC	Senior Software Developer

Chon-Ian Leong Vice President	PIMCO Europe Limited	Alternatives

Li Li Vice President	PIMCO Asia Ltd.	Account Manager

Chia Liang Lian Vice President	PIMCO Asia Pte Ltd	EM Portfolio Manager

Astrid Linder Vice President	PIMCO Europe Ltd. Munich Branch	Product Manager

Michael V. Liwski Vice President	Pacific Investment Mgt Co. LLC	Mgr, Client Report & Pres

Christopher F. Lofdahl Vice President	Pacific Investment Mgt Co. LLC	Executive Office Team

John J. Loh Vice President	Pacific Investment Mgt Co. LLC	Mgr, Risk Operations

Hui Long Vice President	Pacific Investment Mgt Co. LLC	Financial Engineer

Joy Lynn Lopez Vice President	Pacific Investment Mgt Co. LLC	Tax Manager

Matthieu Hubert Felix Loriferne Vice President	PIMCO Europe Limited	Credit Analyst

David Bernard Love Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Erika Hayflick Lowe Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Alain Mandy Vice President	PIMCO Europe Limited	Mgr, Cust, Acct & Fin Rep

Chantal M.H. Manseau Guerdat Vice President	PIMCO Canada Mgmt	Account Manager

Rene Martel Vice President	Pacific Investment Mgt Co. LLC	Product Manager

Nadege Martini Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Veronika Mayershofer Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Associate

Bettina E.F. Mazzocchi Vice President	PIMCO Europe Limited	Re Marketing Account Mgr

Patrick Murphy McCann Vice President	Pacific Investment Mgt Co. LLC	Global Operations

Frederic Merz Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Mark E. Metsch Vice President	Pacific Investment Mgt Co. LLC	Financial Engineer

Carlo Micali Vice President	PIMCO Europe Ltd. Munich Branch	Account Manager

Kristion T. Mierau Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Roland Mieth Vice President	PIMCO Asia Pte Ltd	Portfolio Manager, EM

Lanny H. Moeljanto Vice President	Pacific Investment Mgt Co. LLC	Manager

Carol Molloy Vice President	PIMCO Australia Pty. Ltd.	Account Manager

John Edward Morrison Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Jeffrey Charles Muehlethaler Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Matthew J. Mulcahy Vice President	PIMCO Australia Pty. Ltd.	Portfolio Manager

Yuko Murano Vice President	PIMCO Japan Limited	HR Manager

Robin Nabors Vice President	Pacific Investment Mgt Co. LLC	Sr. HR Generalist

Matthew J. Nest Vice President	PIMCO Asia Ltd.	Account Manager

Albert K. Ng Vice President	Pacific Investment Mgt Co. LLC	Senior Programmer

Tommy D. Nguyen Vice President	PIMCO Europe Limited	Account Manager

Sachiko Nojima Vice President	PIMCO Japan Limited	Manager, Operations

John F. Norris Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Sachiko Okuma Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Joshua A. Olazabal Vice President	Pacific Investment Mgt Co. LLC	Executive Office Team

Jennifer Lynn Oliva Vice President	Pacific Investment Mgt Co. LLC	Manager

Simon Timothy Osborne Vice President	Pacific Investment Mgt Co. LLC	Trade Compliance

Marie S. Otterbein Vice President	Pacific Investment Mgt Co. LLC	Spvsr Producer Group

Iohan Perez Vice President	Pacific Investment Mgt Co. LLC	Portfolio Associate

Daniel Phillipson Vice President	PIMCO Europe Ltd. Munich Branch	Product Manager

Jesse L. Pricer Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Ying Qiu Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager,ABS-MBS

Pierre-Yves Rahari Vice President	PIMCO Europe Limited	Manager, Shareholder Svcs

Lupin Rahman Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Joshua D. Ratner Vice President	Pacific Investment Mgt Co. LLC	Attorney

Danelle J. Reimer Vice President	Pacific Investment Mgt Co. LLC	Trading Floor Manager

Kevin Riendeau Vice President	PIMCO Japan Limited	Business Manager

William A. Rogers Vice President	Pacific Investment Mgt Co. LLC	Structured Products Serv

Stephen Ronnie Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Cathy T. Rowe Vice President	Pacific Investment Mgt Co. LLC	Administrative Port Mgr

Lynn Rudolph Vice President	Pacific Investment Mgt Co. LLC	Sr. HR Generalist

Yoshiyuki Sakane Vice President	PIMCO Japan Limited	Account Manager

Deepa A. Salastekar Vice President	Pacific Investment Mgt Co. LLC	ABS/MBS Product Manager

Marion Scherzinger Vice President	PIMCO Europe Ltd. Munich Branch	Credit Research Analyst

Monika Schnatterer Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Associate

Patricia Ann Schuetz Vice President	PIMCO Europe Limited	Account Manager

Adrian O. Schultes Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Gerlinde Schwab Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Stephen D. Schwab Vice President	Pacific Investment Mgt Co. LLC	Head of DC Sales Support

Myckola Schwetz Vice President	Pacific Investment Mgt Co. LLC	Financial Engineer

Iwona E. Scibisz Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Ian Scorah Vice President	PIMCO Europe Limited	Legal Counsel

Toru Sejima Vice President	PIMCO Japan Limited	Acct Mgr, Clnt Svcs-Pens

Rahul M. Seksaria Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Therenah Sesay Vice President	Pacific Investment Mgt Co. LLC	Mgr Account Associate

Matthew D. Shaw Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Erica H. Sheehy Vice President	Pacific Investment Mgt Co. LLC	Compliance

Julie M. Shepherd Vice President	Pacific Investment Mgt Co. LLC	Manager, AM Support

Taro Shiroyama Vice President	PIMCO Japan Limited	Account Manager

Aylin Somersan-Coqui Vice President	PIMCO Europe Ltd. Munich Branch	Account Manager

Alyssa Michele Soto Vice President	Pacific Investment Mgt Co. LLC	Manager

Tobias Spandri Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Jennifer N. Spicijaric Vice President	Pacific Investment Mgt Co. LLC	Cash Manager

Candice Elizabeth Stack Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Christina Stauffer Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Richard Stravato Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Alexandru Struc Vice President	PIMCO Europe Limited	Portfolio Manager

Hao Sun Vice President	PIMCO Asia Ltd.	Account Manager

Yuanyuan Suo Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Donald W. Suskind Vice President	Pacific Investment Mgt Co. LLC	Product Manager

Ichiro Takeuchi Vice President	PIMCO Japan Limited	Account Manager

Hikaru Takizuka Vice President	PIMCO Japan Limited	Compliance Manager

Joe Tam Vice President	Pacific Investment Mgt Co. LLC	Manager

Christine M. Telish Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Michael A. Terry Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Dominique Tersin Vice President	PIMCO Europe Limited	Trade Assistant

Brian Tomlinson Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Eva-Maria Traber Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Associate

Loc Khanh Tran Vice President	Pacific Investment Mgt Co. LLC	Sr Database Administrator

Michael J. Trovato Vice President	PIMCO Europe Limited	Account Mgr., Middle East

Koonnang Colin Tse Vice President	PIMCO Europe Limited	Account Manager

Yael Gayle Tzemach Vice President	Pacific Investment Mgt Co. LLC	EM Product Manager

Peter A. Van De Zilver Vice President	Pacific Investment Mgt Co. LLC	Financial Engineer

Christine Ann Velasco Vice President	Pacific Investment Mgt Co. LLC	Manager

Erik A. Velicer Vice President	PIMCO Europe Limited	Manager

Greg von der Linden Vice President	Pacific Investment Mgt Co. LLC	VP Staffing

Mark Walenbergh Vice President	PIMCO Europe Limited	Account Manager

Kasten Walther Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Hansford B. Warner IV Vice President	Pacific Investment Mgt Co. LLC	Credit Structure Analyst

Charles Watford Vice President	PIMCO Europe Limited	Credit Research Analyst

Michele Deborah Weinberger Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Paul Frederick Wendler IV Vice President	Pacific Investment Mgt Co. LLC	Middle Office Manager

Keith Adam Werber Vice President	Pacific Investment Mgt Co. LLC	Cash Desk Supervisor

Paul T. Wildermuth Vice President	Pacific Investment Mgt Co. LLC	Manager

Kai Wildforster Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Charles A. Williams III Vice President	Pacific Investment Mgt Co. LLC	Office Services & Support

Jason A. Williams Vice President	Pacific Investment Mgt Co. LLC	Trader

Kevin Michael Winters Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Andrew T. Wittkop Vice President	Pacific Investment Mgt Co. LLC	Portfolio Manager

Greggory S. Wolf Vice President	Pacific Investment Mgt Co. LLC	Shareholder Svcs Manager

Tammy Nguyen Wong Vice President	Pacific Investment Mgt Co. LLC	CRM Functional Lead

Jianghua Xu Vice President	Pacific Investment Mgt Co. LLC	Senior Software Developer

Jing Yang Vice President	Pacific Investment Mgt Co. LLC	Structured Credit Assoc

Vadim Igorevich Yasnov Vice President	Pacific Investment Mgt Co. LLC	Financial Engr/Developer

Sadettin Yildiz Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

Anna W. Yu Vice President	Pacific Investment Mgt Co. LLC	Account Manager

Walter Yu Vice President	Pacific Investment Mgt Co. LLC	Senior Software Developer

Mary Alice Zerner Vice President	PIMCO Europe Limited	Head of Mktg Comm

Ji Sheng Zhang Vice President	PIMCO Europe Ltd. Munich Branch	Portfolio Manager

21.	Philadelphia International Advisors, L.P.:

The sole business activity of Philadelphia International Advisors, L.P. (“PIA”), One Liberty Place, 1650 Market Street, Suite 1400, Philadelphia, Pennsylvania 19103 is to serve as an investment adviser. PIA is registered under the Investment Advisers Act of 1940, as amended. Information as to the partners of PIA is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Andrew Williams, Chief Investment Officer and Portfolio Manager	Germantown Friends School	Treasurer

22.	Rainier Investment Management, Inc.®:

Rainier Investment Management, Inc.® (“Rainier”) is located at 601 Union Street, Suite 2801, Seattle, Washington 98101 and manages assets for defined contribution and benefit plans, investment companies and other institutional investors. Rainier is 100% owned and operated by the firm’s investment professionals. The directors, officers and/or partners of Rainier have not held any positions with other companies during the past two fiscal years.

23.	RREEF America L.L.C.:

RREEF America L.L.C. (“RREEF”) is located at 875 North Michigan Avenue, 41st Floor, Chicago, Illinois, 60611, and the firm’s sole business activity is to serve as an investment advisor. RREEF is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of RREEF have not held any positions with other companies during the past two fiscal years.

24.	Sands Capital Management, LLC:

Sands Capital Management, LLC (“Sands”) is located at 1101 Wilson Boulevard., Suite 2300, Arlington, Virginia 22209. The directors, officers and/or partners of Sands have not held any positions with other companies during the past two fiscal years.

25.	STW Fixed Income Management Ltd.:

STW Fixed Income Management Ltd. (“STW”) has been a specialty bond manager since 1977. Investment grade fixed-income management is the firm’s only business. STW is a registered investment advisor under the Investment Advisers Act of 1940, as amended. STW has two wholly-owned subsidiaries, STW Fixed Interest Management Ltd. and STW International Ltd. STW Fixed Interest Management Ltd. is authorized and regulated by the Financial Services Authority in the United Kingdom. Information as to the directors and officers of STW is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
William H. Williams Principal, Chief Executive Officer and Chief Investment Officer	STW Fixed Interest Management Ltd.; STW International Ltd.	Principal, Chief Executive Officer and Chief Investment Officer

Edward H. Jewett Principal and Portfolio Manager	STW Fixed Interest Management Ltd.; STW International Ltd.	Principal and Portfolio Manager

Maryellen D. McEachen Principal and Chief Operating Officer	STW Fixed Interest Management Ltd.; STW International Ltd.	Principal and Chief Operating Officer

Anton Plasil Principal and Head of Systems and Technology	STW Fixed Interest Management Ltd.; STW International Ltd.	Principal and Head of Systems and Technology

Erin K. Chrislock Principal, Chief Compliance Officer and General Counsel	STW Fixed Interest Management Ltd.; STW International Ltd.	Principal, Chief Compliance Officer and General Counsel

26.	TCW Investment Management Company:

The TCW Group, Inc., 865 South Figueroa Street, Los Angeles, California 90017 is a wholly-owned subsidiary of Société Générale Asset Management, S.A. (“SGAM”). SGAM is a wholly-owned subsidiary of Société Générale, S.A, a publicly held financial firm headquartered in Paris, France. The TCW Group principally includes the parent company, The TCW Group, Inc.; Trust Company of the West, an independent trust company chartered by the State of California; TCW Asset Management Company; and TCW Investment Management Company. Information as to the directors and officers of the Adviser is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Robert D. Beyer President and Chief Executive Officer	The Kroger Co.; The Allstate Corporation; MLA Sports, LLC	Director

Patrick R. Pagni Executive Vice President	Aedian (formerly: Sys-Com Group); SGAM Inc.	Director

Michael E. Cahill Executive Vice President and General Counsel	Constitutional Rights Foundation; Southwestern University School of Law	Director

David S. DeVito Executive Vice President and Chief Administrative Officer	Archdiocese of Los Angeles; Loyola High School; YMCA of Metropolitan L.A.	Director

Robert A. Day Chairman

Claremont McKenna College;

WM Keck Foundation;

Willametta K. Day Foundation;

Foley Timber & Land Co.;

Freeport McMoran Copper/Gold;

McMoRan Exploration Co.;

Societe Generale;

Syntroleum Corporation;

Turbine Air Systems

Director

Marc I. Stern Vice Chairman	California Institute of Technology; DataDirect Networks, Inc.; Qualcomm, Incorporated	Director

27.	TimesSquare Capital Management, LLC:

The business activity of TimesSquare Capital Management, LLC (“TSCM”), 1177 Avenue of the Americas, 39th Floor, New York, New York 10036-9998 is to serve as an investment adviser and assist in the selection of investment advisers. TSCM is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of TSCM have not held any positions with other companies during the past two fiscal years.

28.	UBS Global Asset Management (Americas) Inc.:

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is located at One North Wacker Drive, Chicago, Illinois 60606. UBS Global AM is an indirect wholly-owned asset management subsidiary of UBS AG. Information as to UBS Global AM’s directors and principal officers is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Kai R. Sotorp President, Head of Americas and Member of Board of Directors	UBS AG	Member of the UBS Group Managing Board

	UBS Global Asset Management Trust Company	President and Member of Board of Directors

	UBS Global Asset Management (US) Inc.	Vice President and Member of Board of Directors

Mark F. Kemper Managing Director and Head of Legal – Americas	UBS Global Asset Management Trust Company; UBS Global Asset Management (US) Inc.	Secretary

John Moore Managing Director, Treasurer and Member of Board of Directors	UBS Global Asset Management Trust Company	Treasurer

	UBS Global Asset Management (US) Inc.	Managing Director, Treasurer and Member of Board of Directors

Barry M. Mandinach Managing Director,Head of Distribution, Vice President and Member of Board of Directors	UBS Global Asset Management (US) Inc.	President and Member of Board of Directors

Joseph M. McGill Managing Director and Chief Compliance Officer	UBS Global Asset Management Trust Company	Chief Compliance Officer

	UBS Global Asset Management (US) Inc.	Managing Director and Chief Compliance Officer

29.	Western Asset Management Company:

Western Asset Management Company (“Western”) is located at 385 East Colorado Boulevard, Pasadena, California 91101, and the sole business activity of Western is to serve as an investment adviser. Western is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Western is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Peter L. Bain Director

Legg Mason Capital Management, Inc.;

Batterymarch Financial Management, Inc.;

Brandywine Global Investment Management (Asia) Pte Ltd.;

Clearbridge Asset Management, Inc.;

Barrett Associates, Inc.;

Bartlett & Co.;

Legg Mason Fund Adviser, Inc.;

Legg Mason Canada Holdings Ltd.;

Legg Mason Funding Corp.;

Legg Mason Real Estate Investors, Inc.;

Legg Mason Real Estate Securities Advisors, Inc.;

PCM Holdings I, Inc.;

PCM Holdings II, LLC;

Permal Asset Management, Inc.;

Western Asset Management Company Limited;

Director

Western Asset Management Company Ltd.; Western Asset Management Company Pty Ltd; Western Asset Management (UK) Holdings Limited; Western Asset Management Company Pte, Ltd

Brandywine Global Investment Management, LLC;

Clearbridge Advisors, LLC;

Global Currents Investment Management, LLC;

Legg Mason Global Asset Allocation, LLC;

Legg Mason Investment Counsel, LLC;

Legg Mason Partners Fund Advisor, LLC;

Royce & Associates, LLC

Manager

	Legg Mason, Inc.	Senior Executive Vice President

	Legg Mason Realty Capital, Inc.; Legg Mason Realty Group, Inc.; Legg Mason Realty Partners, Inc.; Legg Mason Tower, Inc.; LMRC II, Inc.; LMRC Properties, Inc.	President and Director

D. Daniel Fleet President

Western Asset Management Company Limited;

Western Asset Management Company Ltd.;

Western Asset Management Company Pty Ltd;

Western Asset Management (UK) Holdings Limited;

Western Asset Management Company Pte, Ltd

Director

Jeffrey A. Nattans Director	Legg Mason, Inc.	Vice President

	Legg Mason International Holdings, LLC	Manager and Vice President

Western Asset Management Company Limited;

Western Asset Management Company Ltd.;

Western Asset Management Company Pty Ltd;

Western Asset Management (UK) Holdings Limited;

Western Asset Management Company Pte, Ltd

Director

James W. Hirschmann III Chief Executive Officer and Director	Western Asset Management Company Limited	Director

30.	Western Asset Management Company Limited:

The sole business activity of Western Asset Management Company Limited (“WAMCL”) is to serve as an investment adviser. WAMCL is located at 155 Bishopsgate, London, EC 2M3XG, United Kingdom and is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of WAMCL is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Peter L. Bain Director

Legg Mason Capital Management, Inc.;

Batterymarch Financial Management, Inc.;

Brandywine Global Investment Management (Asia) Pte Ltd.;

Clearbridge Asset Management, Inc.;

Barrett Associates, Inc.;

Bartlett & Co.;

Legg Mason Fund Adviser, Inc.;

Legg Mason Canada Holdings Ltd.;

Legg Mason Funding Corp.;

Legg Mason Real Estate Investors, Inc.;

Director

Legg Mason Real Estate Securities Advisors, Inc.;

PCM Holdings I, Inc.;

PCM Holdings II, LLC;

Permal Asset Management, Inc.;

Western Asset Management Company Ltd.;

Western Asset Management Company;

Western Asset Management Company Pty Ltd;

Western Asset Management (UK) Holdings Limited;

Western Asset Management Company Pte, Ltd

Brandywine Global Investment Management, LLC;

Clearbridge Advisors, LLC;

Global Currents Investment Management, LLC;

Legg Mason Global Asset Allocation, LLC;

Legg Mason Investment Counsel, LLC;

Legg Mason Partners Fund Advisor, LLC;

Royce & Associates, LLC

Manager

	Legg Mason, Inc.	Senior Executive Vice President

	Legg Mason Realty Capital, Inc.; Legg Mason Realty Group, Inc.; Legg Mason Realty Partners, Inc.; Legg Mason Tower, Inc.; LMRC II, Inc.; LMRC Properties, Inc.	President and Director

D. Daniel Fleet President and Director	Western Asset Management Company Pty Ltd; Western Asset Management (UK)	Director

Holdings Limited; Western Asset Management Company Pte, Ltd

	Western Asset Management Company	President

Jeffrey A. Nattans Director	Legg Mason, Inc.	Vice President

	Legg Mason International Holdings, LLC	Manager and Vice President

Western Asset Management Company;

Western Asset Management Company Ltd.;

Western Asset Management Company Pty Ltd;

Western Asset Management (UK) Holdings Limited;

Western Asset Management Company Pte, Ltd

Director

James W. Hirschmann III Managing Director and Director	Western Asset Management Company	Director

Item 27.	PRINCIPAL UNDERWRITERS.

(a)	PFPC Distributors, Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA. As of April 5, 2009, the Distributor acted as principal underwriter for the following investment companies:

AFBA 5 Star Funds, Inc.

Aston Funds

Atlantic Whitehall Funds Trust

BHR Institutional Funds

CRM Mutual Fund Trust

E.I.I. Realty Securities Trust

Fairholme Funds, Inc.

FundVantage Trust

GuideStone Funds

Highland Floating Rate Fund

Highland Floating Rate Advantage Fund

Highland Funds I

IndexIQ Trust

Kalmar Pooled Investment Trust

Matthews International Funds, dba Matthews Asia Funds

The Metropolitan West Funds

New Alternatives Fund

Old Westbury Funds

The RBB Fund, Inc.

Stratton Multi-Cap Fund

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.

The Torray Fund

b)	The Distributor is a Massachusetts corporation located at 760 Moore Road, King of Prussia, PA 19406. The Distributor is a wholly-owned subsidiary of PNC Global Investment Servicing an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Board of Directors

Name	Position	Effective Date
Nicholas M. Marsini, Jr.	Director	April 26, 2007
Michael DeNofrio	Director	April 26, 2007
Steven Turowski	Director	August 30, 2007
T. Thomas Deck	Director	January 3, 2008
Dennis T. Westley	Director	March 4, 2008

Officers

Name	Position	Effective Date
T. Thomas Deck	President and Chief Executive Officer	January 3, 2008
Bruno DiStefano	Vice President	April 11, 2007
Susan K. Moscaritolo	Vice President, Secretary and Clerk	VP - April 11, 2007
Secretary and Clerk – May 29, 2007
Matthew O. Tierney	Treasurer and Financial Operations Principal, Chief Financial Officer	August 19, 2008
Rita G. Adler	Chief Compliance Officer	April 11, 2007
Jodi L. Jamison	Chief Legal Officer	April 11, 2007
Maria C. Schaffer	Controller and Assistant Treasurer	April 11, 2007
John Munera	Anti-Money Laundering Officer	April 11, 2007
Ronald Berge	Assistant Vice President	April 11, 2007
Scott A. Thornton	Assistant Secretary and Assistant Clerk	May 20, 2008
Dianna A. Stone	Assistant Secretary and Assistant Clerk	November 27, 2007
Mark Pinocci	Vice President	December 2, 2008

Item 28.	LOCATION OF ACCOUNTS AND RECORDS.

The books and other documents required by paragraph (b)(4) of Rule 31a-1 under the Investment Company Act of 1940, as amended are maintained in the physical possession of GuideStone Capital Management, the Registrant’s investment adviser, 2401 Cedar Springs Road, Dallas, TX 75201. Other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of the Registrant’s transfer agent, PNC Global Investment Servicing, 760 Moore Road, King of Prussia, PA 19406; administration agent, PNC Global Investment Servicing, 99 High Street, Boston, MA 02110; and accounting agent, PNC Global Investment Servicing, 301 Bellevue Parkway, Wilmington, DE 19809 and the Registrant’s sub-advisers at their respective locations shown in the Statement of Additional Information.

Item 29.	MANAGEMENT SERVICES.

Not Applicable.

Item 30.	UNDERTAKINGS.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 27th day of April, 2009.

GUIDESTONE FUNDS

By:	/s/ John R. Jones
John R. Jones
President

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

	/s/ Joseph A. Mack*	Trustee, Chairman of the Board	April 27, 2009
Joseph A. Mack

	/s/ Gerald B. Jones*	Trustee	April 27, 2009
Gerald B. Jones

	/s/ Barry Dale Hartis*	Trustee	April 27, 2009
Barry Dale Hartis

	/s/ Peter L. Chamberlain, Ph.D.*	Trustee	April 27, 2009
Peter L. Chamberlain Ph.D.

	/s/ Michael R. Buster*	Trustee	April 27, 2009
Michael R. Buster

	/s/ Julie P. Fry*	Trustee	April 27, 2009
Julie P. Fry

	/s/ Franklin Raymond Morgan*	Trustee	April 27, 2009
Franklin Raymond Morgan

	/s/ William Craig George*	Trustee	April 27, 2009
William Craig George

*By:	/s/ John R. Jones	Attorney-in-Fact	April 27, 2009
John R. Jones

GUIDESTONE FUNDS

N-1A

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
EX-99(i)	Opinion of K&L Gates LLP

EX-99(j)(1)	Consent of PricewaterhouseCoopers LLP

EX-99(n)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3